      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2010.
                                                             FILE NOS. 333-65965
                                                                       811-09003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 37                       [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                  Amendment No. 39                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                           (Exact Name of Registrant)

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               (Name of Depositor)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000


                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                             MALLARY L. REZNIK, ESQ.
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on August 27, 2010 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT SEVEN

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Polaris II A-Class Platinum
                                                Series/Polaris II A-Class/Polaris II
                                                Asset Manager Variable Annuity; Other
                                                Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Polaris II A-Class Platinum
                                                Series/Polaris II A-Class/Polaris II
                                                Asset Manager Variable Annuity;
                                                Purchasing a Polaris II A-Class
                                                Platinum Series/Polaris II A-
                                                Class/Polaris II Asset Manager
                                                Variable Annuity; Investment Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Polaris II A-Class Platinum
                                                Series/Polaris II A-Class/Polaris II
                                                Asset Manager Variable Annuity (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Polaris II A-Class
                                                Platinum Series/Polaris II A-
                                                Class/Polaris II Asset Manager
                                                Variable Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                          [POLARIS(II) A - CLASS LOGO]
                                   PROSPECTUS
                                 AUGUST 27, 2010

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               in connection with
                         VARIABLE ANNUITY ACCOUNT SEVEN


This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the Separate Account) and Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds),(6) American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc. and SunAmerica Series Trust.



UNDERLYING FUNDS:                                             MANAGED BY:
     Aggressive Growth                                        Wells Capital Management Incorporated
     Alliance Growth                                          AllianceBernstein L.P.
     American Funds Asset Allocation(1)                       Capital Research and Management Company
     American Funds Global Growth(1)                          Capital Research and Management Company
     American Funds Growth(1)                                 Capital Research and Management Company
     American Funds Growth-Income(1)                          Capital Research and Management Company
     Asset Allocation                                         Edge Asset Management, Inc.
     Balanced                                                 J.P. Morgan Investment Management Inc.
     Blue Chip Growth                                         SunAmerica Asset Management Corp.
     Capital Appreciation                                     Wellington Management Company, LLP
     Capital Growth                                           OppenheimerFunds, Inc.
     Cash Management                                          BofA Advisors, LLC(3)
     Corporate Bond                                           Federated Investment Management Company
     Davis Venture Value                                      Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(2)                                 SunAmerica Asset Management Corp.
     Emerging Markets                                         Putnam Investment Management, LLC
     Equity Opportunities                                     OppenheimerFunds, Inc.
     Fundamental Growth                                       Wells Capital Management Incorporated
     Global Bond                                              Goldman Sachs Asset Management International
     Global Equities                                          J.P. Morgan Investment Management Inc.
     Government and Quality Bond                              Wellington Management Company, LLP
     Growth Opportunities                                     Invesco Advisers, Inc.(4)
     Growth                                                   Wellington Management Company, LLP
     Growth-Income                                            AllianceBernstein L.P.
     High-Yield Bond                                          PineBridge Investments LLC(5)
     International Diversified Equities                       Morgan Stanley Investment Management, Inc.
     International Growth & Income                            Putnam Investment Management, LLC
     Invesco Van Kampen V.I. Capital Growth Fund, Series II   Invesco Advisers, Inc.
       Shares(6)
     Invesco Van Kampen V.I. Comstock Fund, Series II         Invesco Advisers, Inc.
       Shares(6)
     Invesco Van Kampen V.I. Growth and Income Fund, Series   Invesco Advisers, Inc.
       II Shares(6)
     Lord Abbett Growth and Income                            Lord, Abbett & Co. LLC
     Lord Abbett Mid Cap Value                                Lord, Abbett & Co. LLC
     MFS Massachusetts Investors Trust(2)                     Massachusetts Financial Services Company
     MFS Total Return                                         Massachusetts Financial Services Company
     Mid-Cap Growth                                           J.P. Morgan Investment Management Inc.
     Real Estate                                              Davis Selected Advisers, L.P.
     Technology                                               Columbia Management Investment Advisers, LLC(3)
     Telecom Utility                                          Massachusetts Financial Services Company
     Total Return Bond                                        Pacific Investment Management Company LLC




This contract is no longer available for purchase by new contract owners.





(1) Separate Investment of American Funds Insurance Series.

(2) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.



(3) On May 1, 2010, Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC ("CMA"), sold a portion of the asset management business to Ameriprise Financial, Inc. Upon the closing of the transaction, the Technology Variable Portfolio, changed investment managers from CMA to RiverSource Investments, LLC ("RiverSource"). RiverSource changed its name to Columbia Management Investment Advisers, LLC upon or shortly after the transaction closing. As part of this transaction, the Cash Management Variable Portfolio's investment adviser, CMA, changed its name to BofA Advisors, LLC.



(4) On June 1, 2010, the investment manager of the Growth Opportunities Variable Portfolio changed from Morgan Stanley Investment Management Inc. to Invesco Advisers, Inc.



(5) On March 29, 2010, the investment manager of the High-Yield Bond Variable Portfolio changed from SunAmerica Asset Management Corp. to PineBridge Investments LLC.



(6) On June 1, 2010, (1) Van Kampen LIT Capital Growth, Class II Shares was renamed Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares was renamed Invesco Van Kampen V.I. Comstock Fund, Series II Shares (an equity fund seeking capital growth and income); (3) Van Kampen LIT Growth and Income, Class II Shares was renamed Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; (4) the investment manager of these Variable Portfolios changed from Van Kampen Asset Management to Invesco Advisers, Inc.; (5) the trust for the Variable Portfolios changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).




Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 27, 2010. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



GLOSSARY..............................................................      3
HIGHLIGHTS............................................................      4
FEE TABLE.............................................................      5
     Maximum Owner Transaction Expenses...............................      5
     Contract Maintenance Fee.........................................      5
     Separate Account Annual Expenses.................................      5
     Underlying Fund Expenses.........................................      5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES..................................      6
THE POLARIS(II) A-CLASS VARIABLE ANNUITY..............................      7
PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY.....................      7
     Allocation of Purchase Payments..................................      8
     Accumulation Units...............................................      9
     Right to Examine.................................................      9
     Exchange Offers..................................................      9
     Important Information for Military Servicemembers................      9
INVESTMENT OPTIONS....................................................     10
     Variable Portfolios..............................................     10
          AIM Variable Insurance Funds (Invesco Variable Insurance
                      Funds)..........................................     10
          American Funds Insurance Series.............................     10
          Anchor Series Trust.........................................     10
          Lord Abbett Series Fund, Inc. ..............................     10
          SunAmerica Series Trust.....................................     10
     Substitution, Addition or Deletion of Variable Portfolios........     12
     Fixed Accounts...................................................     12
     Dollar Cost Averaging Fixed Accounts.............................     12
     Dollar Cost Averaging Program....................................     13
     Asset Allocation Program.........................................     13
     Transfers During the Accumulation Phase..........................     15
     Automatic Asset Rebalancing Program..............................     17
     Return Plus Program..............................................     18
     Voting Rights....................................................     18
ACCESS TO YOUR MONEY..................................................     18
     Systematic Withdrawal Program....................................     18
     Minimum Contract Value...........................................     18
     Qualified Contract Owners........................................     19
DEATH BENEFIT.........................................................     19
     Death Benefit Defined Terms......................................     20
     Death Benefit Options............................................     20
     Optional EstatePlus Benefit......................................     22
     Spousal Continuation.............................................     23
EXPENSES..............................................................     23
     Separate Account Expenses........................................     23
     Underlying Fund Expenses.........................................     25
     Transfer Fee.....................................................     26
     Optional EstatePlus Fee..........................................     26
     Premium Tax......................................................     26
     Income Taxes.....................................................     26
     Reduction or Elimination of Fees, Expenses
            and Additional Amounts Credited...........................     26
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT..............     26
ANNUITY INCOME OPTIONS................................................     28
     Annuity Date.....................................................     28
     Annuity Income Options...........................................     28
     Fixed or Variable Annuity Income Payments........................     29
     Annuity Income Payments..........................................     29
     Transfers During the Income Phase................................     29
     Deferment of Payments............................................     29
     The Income Protector Feature.....................................     29
TAXES.................................................................     30
     Annuity Contracts in General.....................................     30
     Tax Treatment of Distributions - Non-Qualified Contracts.........     31
     Tax Treatment of Distributions - Qualified Contracts.............     31
     Required Minimum Distributions...................................     33
     Tax Treatment of Death Benefits..................................     34
     Contracts Owned by a Trust or Corporation........................     34
     Gifts, Pledges and/or Assignments of a Contract..................     34
     Diversification and Investor Control.............................     34
OTHER INFORMATION.....................................................     35
     The Distributor..................................................     35
     The Company......................................................     35
     The Separate Account.............................................     36
     The General Account..............................................     36
     Financial Statements.............................................     37
     Administration...................................................     38
     Legal Proceedings................................................     38
     Registration Statements..........................................     38
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION.........................................................     39
APPENDIX A - CONDENSED FINANCIAL INFORMATION..........................    A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION............    B-1
APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")..........................    C-1
APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME
  PROTECTOR FEATURE...................................................    D-1
APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY...........    E-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

GROSS PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it. Gross Purchase Payments do not reflect the reduction of the sales charge.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The portion of your Gross Purchase Payments which we invest in your contract. We calculate this amount by deducting the applicable sales charge from your Gross Purchase Payments.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) A-Class Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. PLEASE SEE FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. We apply an up-front sales charge against Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount. PLEASE SEE THE FEE TABLE, PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM SALES CHARGE

(as a percentage of each Gross Purchase
  Payment)(2)............................   5.75%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE ...................................................None

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

Mortality and Expense Risk Fees..........   0.70%
Distribution Expense Charge..............   0.15%
Optional EstatePlus Fee(3)...............   0.25%
                                            -----
  TOTAL SEPARATE ACCOUNT ANNUAL
     EXPENSES............................   1.10%
                                            =====






UNDERLYING FUND EXPENSES
(AS OF JANUARY 31, 2010)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES                            MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Trust assets, including
management fees, 12b-1 fees, if
applicable, and other expenses)..    0.51%     1.31%




FOOTNOTES TO THE FEE TABLE:


(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.

(2) Your Gross Purchase Payment may qualify for a reduced sales charge. PLEASE SEE EXPENSES SECTION BELOW.

                                              SALES CHARGE AS A
INVESTMENT AMOUNT (AS DEFINED IN SALES       PERCENTAGE OF GROSS
CHARGE SECTION)                           PURCHASE PAYMENT INVESTED
--------------------------------------    -------------------------
Less than $50,000.......................             5.75%
$50,000 but less than $100,000..........             4.75%
$100,000 but less than $250,000.........             3.50%
$250,000 but less than $500,000.........             2.50%
$500,000 but less than $1,000,000.......             2.00%
$1,000,000 or more......................             0.50%




A withdrawal charge of 0.50% applies only to Gross Purchase Payment(s) that qualify for the $1,000,000 or more Investment Amount level, if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal.


(3) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 0.85%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.10% (including EstatePlus) and investment in an Underlying Fund with total expenses of 1.31%)


(1)  If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $805      $1,283     $1,787     $3,163



(2) If you do not surrender or annuitize your contract at the end of the applicable time period(3):


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $805      $1,283     $1,787     $3,163





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 0.85%, no election of optional features and investment in an Underlying Fund with total expenses of 0.51%)


(1)  If you surrender your contract at the end of the applicable time:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $706       $981      $1,277     $2,116



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $706       $981      $1,277     $2,116



EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume separate account charges as indicated and that no transfer fees were imposed. A maximum sales charge of 5.75%


    is used in both the maximum and minimum examples because of the $10,000 investment amount. Your expenses may be lower if you are subject to a lower sales charge. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    THE POLARIS(II) A-CLASS VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you annuitize your contract and start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        PURCHASING A POLARIS(II) A-CLASS
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Gross Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Gross Purchase Payment.

The following chart shows the minimum initial and subsequent Gross Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

-------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                           GROSS PURCHASE         GROSS PURCHASE
                              PAYMENT                PAYMENT
-------------------------------------------------------------------
      Qualified                $2,000                  $250
-------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
-------------------------------------------------------------------


We reserve the right to refuse any Gross Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Gross Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Gross Purchase. Gross Purchase Payments that would cause total Gross Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Gross Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.

ASSIGNMENT OF THE CONTRACT

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

A Purchase Payment is the portion of your Gross Purchase Payment which we invest in your contract after we deduct the sales charge.

In order to issue your contract, we must receive your initial Gross Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Gross Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Gross Purchase Payments. Thus, if we have deemed a broker-dealer our agent, a Gross Purchase Payment received by the broker-dealer will be priced as if the Gross Purchase Payment was received by us. However, if a broker-dealer is not deemed our agent, a Gross Purchase Payment received by the broker-dealer will not be priced until it is received by us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Gross Purchase Payment is received before Market Close. If the initial Gross Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Gross Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Gross Purchase Payment. If we receive a Gross Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Gross Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330

Gross Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Gross Purchase Payments can only be accepted at the following address:

SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

Delivery of Gross Purchase Payments to any other address will result in a delay in crediting your contract until the Gross Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Gross Purchase Payment from you on Wednesday which you allocate to the Variable Portfolio A. After we deduct the sales charge, the net amount to be invested of your Gross Purchase Payment is $23,562.50. We determine that the value of an Accumulation Unit for the Variable Portfolio A is $11.10 when the NYSE closes on Wednesday. We then divide $23,562.50 by $11.10 and credit your contract on Wednesday night with 2,122.747748 Accumulation Units for the Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center plus any sales charges we deducted. The amount refunded may be more or less than the amount you originally invested.

Certain states require us to return your Gross Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Gross Purchase Payments upon a free look. If your contract was issued in a state requiring return of Gross Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Gross Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES


     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"). On June 1, 2010, the investment adviser for the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares, Invesco Van Kampen V.I. Comstock Fund, Series II Shares and the Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares changed from Van Kampen Asset Management to Invesco Advisers, Inc. In addition, the trust for the Variable Portfolios changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) subject to shareholder and other necessary approvals.



     AMERICAN FUNDS INSURANCE SERIES -- CLASS 2 SHARES


     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").


     ANCHOR SERIES TRUST - CLASS 1 SHARES


     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").


     LORD ABBETT SERIES FUND, INC. - CLASS VC SHARES


     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").


     SUNAMERICA SERIES TRUST - CLASS 1 SHARES


     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").


           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                                                    MANAGED BY:                                     TRUST
----------------                                                    -----------                                     -----
Aggressive Growth                                                   Wells Capital Management Incorporated           SAST
Alliance Growth                                                     AllianceBernstein L.P.                          SAST
American Funds Asset Allocation                                     Capital Research and Management Company         AFIS
American Funds Global Growth                                        Capital Research and Management Company         AFIS
American Funds Growth                                               Capital Research and Management Company         AFIS
American Funds Growth-Income                                        Capital Research and Management Company         AFIS
Asset Allocation                                                    Edge Asset Management, Inc.                     AST
Balanced                                                            J.P. Morgan Investment Management Inc.          SAST
Blue Chip Growth                                                    SunAmerica Asset Management Corp.               SAST
Capital Appreciation                                                Wellington Management Company, LLP              AST
Capital Growth                                                      OppenheimerFunds, Inc.                          SAST
Cash Management                                                     BofA Advisors, LLC                              SAST
Corporate Bond                                                      Federated Investment Management Company         SAST
Davis Venture Value                                                 Davis Selected Advisers, L.P.                   SAST
"Dogs" of Wall Street                                               SunAmerica Asset Management Corp.               SAST
Emerging Markets                                                    Putnam Investment Management, LLC               SAST
Equity Opportunities                                                OppenheimerFunds, Inc.                          SAST
Fundamental Growth                                                  Wells Capital Management Incorporated           SAST
Global Bond                                                         Goldman Sachs Asset Management International    SAST
Global Equities                                                     J.P. Morgan Investment Management Inc.          SAST
Government and Quality Bond                                         Wellington Management Company, LLP              AST
Growth Opportunities                                                Invesco Advisers, Inc.                          SAST
Growth                                                              Wellington Management Company, LLP              AST
Growth-Income                                                       AllianceBernstein L.P.                          SAST
High-Yield Bond                                                     PineBridge Investments LLC                      SAST
International Diversified Equities                                  Morgan Stanley Investment Management, Inc.      SAST
International Growth & Income                                       Putnam Investment Management, LLC               SAST
Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares       Invesco Advisers, Inc.                          AVIF
Invesco Van Kampen V.I. Comstock Fund, Series II Shares             Invesco Advisers, Inc.                          AVIF
Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares    Invesco Advisers, Inc.                          AVIF
Lord Abbett Growth and Income                                       Lord, Abbett & Co. LLC                          LASF
Lord Abbett Mid Cap Value                                           Lord, Abbett & Co. LLC                          LASF
MFS Massachusetts Investors Trust                                   Massachusetts Financial Services Company        SAST
MFS Total Return                                                    Massachusetts Financial Services Company        SAST
Mid-Cap Growth                                                      J.P. Morgan Investment Management Inc.          SAST
Real Estate                                                         Davis Selected Advisers, L.P.                   SAST
Technology                                                          Columbia Management Investment Advisers, LLC    SAST
Telecom Utility                                                     Massachusetts Financial Services Company        SAST
Total Return Bond                                                   Pacific Investment Management Company LLC       SAST
UNDERLYING FUNDS                                                    ASSET CLASS
----------------                                                    -----------
Aggressive Growth                                                   STOCK
Alliance Growth                                                     STOCK
American Funds Asset Allocation                                     BALANCED
American Funds Global Growth                                        STOCK
American Funds Growth                                               STOCK
American Funds Growth-Income                                        STOCK
Asset Allocation                                                    BALANCED
Balanced                                                            BALANCED
Blue Chip Growth                                                    STOCK
Capital Appreciation                                                STOCK
Capital Growth                                                      STOCK
Cash Management                                                     CASH
Corporate Bond                                                      BOND
Davis Venture Value                                                 STOCK
"Dogs" of Wall Street                                               STOCK
Emerging Markets                                                    STOCK
Equity Opportunities                                                STOCK
Fundamental Growth                                                  STOCK
Global Bond                                                         BOND
Global Equities                                                     STOCK
Government and Quality Bond                                         BOND
Growth Opportunities                                                STOCK
Growth                                                              STOCK
Growth-Income                                                       STOCK
High-Yield Bond                                                     BOND
International Diversified Equities                                  STOCK
International Growth & Income                                       STOCK
Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares       STOCK
Invesco Van Kampen V.I. Comstock Fund, Series II Shares             STOCK
Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares    STOCK
Lord Abbett Growth and Income                                       STOCK
Lord Abbett Mid Cap Value                                           STOCK
MFS Massachusetts Investors Trust                                   STOCK
MFS Total Return                                                    BALANCED
Mid-Cap Growth                                                      STOCK
Real Estate                                                         STOCK
Technology                                                          STOCK
Telecom Utility                                                     STOCK
Total Return Bond                                                   BOND






YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.


We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.


There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If your contract offered Fixed Accounts subject to a market value adjustment, please see the Market Value Adjustment ("MVA") Appendix in this prospectus for additional information.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Gross Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.


ASSET ALLOCATION PROGRAM


PROGRAM DESCRIPTION


This program may be offered to you at no additional cost to assist in diversifying your investment across various investment categories. The program allows you to invest in one of the three Sample Portfolio models. Each Sample Portfolio is comprised of a carefully selected combination of Variable Portfolios representing various investment categories. The Sample Portfolios allocate amongst the various investment categories and coincide with the recommended weightings for each Sample Portfolio's objective. Please consult your financial representative about investment in the program.



The Sample Portfolios for this product are no longer reconfigured annually. Once you invest in a model, the percentages of your contract value allocated to each Variable Portfolio within a model will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolios in each Polaris Portfolio Allocator model in line with your investment goals.


Your broker-dealer designs the Sample Portfolios. Your broker-dealer may have revenue sharing arrangements in place with the money managers that manage the Underlying Funds comprising the Sample Portfolios. Those arrangements are not related to the availability of the same Underlying Funds in this variable annuity. Information about your broker-dealer's revenue sharing arrangements can be obtained from your financial representative or by visiting the broker-dealer's website.


ENROLLING IN THE ASSET ALLOCATION PROGRAM



You may enroll in the program by selecting the Sample Portfolio on the investment election form. You and your financial representative should determine the Sample

Portfolio most appropriate for you based on your financial needs, risk tolerance and investment horizon. You may request to discontinue the use of a Sample Portfolio by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.



You may also choose to invest gradually into a Sample Portfolio through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.



Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Sample Portfolio. Investment outside of the Sample Portfolios is prohibited. If you attempt to split your investment in one or more Sample Portfolio, your investment may no longer be consistent with the Sample Portfolio's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Sample Portfolio, such an investment may no longer be consistent with the model's intended objectives.



You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Sample Portfolio unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Sample Portfolio, your investment may no longer be consistent with the Sample Portfolio's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.



You can transfer 100% of your investment from Sample Portfolio to another Sample Portfolio at any time; you will be transferred into the most current Sample Portfolio available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.



A subsequent Purchase Payment will be invested in the same Sample Portfolio as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update both your allocation instructions, DCA target allocation instructions and Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.



REBALANCING THE SAMPLE PORTFOLIOS



You can elect to have your investment in the Sample Portfolio rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the Sample Portfolio you selected.



With respect to the Sample Portfolios, if you choose to make investments outside of the Sample Portfolio, only those Variable Portfolios within the Sample Portfolio you selected will be rebalanced. Investments in other Variable Portfolios not included in the Sample Portfolio cannot be rebalanced if you wish to maintain your current Sample Portfolio.



Over time, the Sample Portfolio you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Sample Portfolio rebalanced at least annually, then your investment may no longer be consistent with the Sample Portfolio's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change. You should consult your financial representative about how to keep your Sample Portfolio's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the Sample Portfolios no longer are consistent with their original investment goals.



IMPORTANT INFORMATION ABOUT THE ASSET ALLOCATION PROGRAM



The Sample Portfolios are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Sample Portfolio should be revised or whether it remains appropriate to invest in accordance with any particular Sample Portfolio.



The program does not guarantee greater or more consistent returns. Future market and investment category performance may differ from the historical performance upon which the Sample Portfolios may have been built. Also, allocation to a single investment category may outperform a Sample Portfolio, so that you could have been better off investing in a single investment category than in a Sample Portfolio. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single investment category. Further, there can be no assurance that any Variable Portfolio chosen for a particular Sample Portfolio will perform well or that its performance will closely reflect that of the investment category it is designed to represent.



The Sample Portfolios represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Sample Portfolios meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Sample Portfolios can be obtained from your financial representative.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PROGRAM AT ANY TIME.

SAMPLE PORTFOLIOS (EFFECTIVE MARCH 31, 2005)





---------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL 1      MODEL 2      MODEL 3
---------------------------------------------------------------------------
 American Funds Asset Allocation           15%           0%           0%
---------------------------------------------------------------------------
 American Funds Global Growth               8%          10%          10%
---------------------------------------------------------------------------
 American Funds Growth                      0%          10%          12%
---------------------------------------------------------------------------
 American Funds Growth-Income              12%          10%          10%
---------------------------------------------------------------------------
 Capital Appreciation                       0%           0%          10%
---------------------------------------------------------------------------
 Corporate Bond                            10%           5%           0%
---------------------------------------------------------------------------
 Davis Venture Value                        5%           0%          10%
---------------------------------------------------------------------------
 Equity Opportunities                       5%           0%           0%
---------------------------------------------------------------------------
 Government and Quality Bond               10%           5%           0%
---------------------------------------------------------------------------
 Growth                                     5%          10%          12%
---------------------------------------------------------------------------
 Lord Abbett Growth and Income              0%          10%           8%
---------------------------------------------------------------------------
 Lord Abbett Mid Cap Value                  0%           0%          12%
---------------------------------------------------------------------------
 MFS Total Return                          15%          15%           0%
---------------------------------------------------------------------------
 Invesco Van Kampen V.I. Comstock
  Fund, Series II Shares*                   5%          10%           8%
---------------------------------------------------------------------------
 Invesco Van Kampen V.I. Growth and
  Income Fund, Series II Shares**          10%          15%           8%
---------------------------------------------------------------------------
                               TOTAL      100%         100%         100%
---------------------------------------------------------------------------





*     (formerly known as Van Kampen LIT Comstock, Class II Shares)



**    (formerly known as Van Kampen LIT Growth and Income, Class II Shares)



The Sample Portfolio models listed above are those that are must currently available for this product. The year indicated was the last year in which the models were updated. Therefore, the Variable Portfolio allocations in each Sample Portfolio model may no longer be consistent with the Sample Portfolio model's intended objectives and/or your investment goals. Please consult your financial representative accordingly.



We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.


TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2009 and within the previous twelve months (from August 17, 2008 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2009 must be submitted by U.S. Mail (from August 17, 2009 through August 16,
2010).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer ("Default Rebalancing Instructions"). For example, your current contract value is allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the stock Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.


EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS



The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.



A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.



If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.



OTHER BENEFICIARY CONTINUATION OPTIONS



Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-Qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).



Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.


DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Gross Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Gross Purchase Payments are received on or after your 86th birthday.

DEATH BENEFIT OPTIONS


This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Value Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must have been made at the time you purchased your contract and once made, cannot be changed or terminated. You may pay for the optional EstatePlus feature and your Beneficiary may never receive the benefit once you begin the Income Phase on or before the Latest Annuity Date.



THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED ON OR AFTER JUNE 1, 2004:


OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. Contract value; or


     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the 75th birthday; or


     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the seventh contract anniversary; or

     4. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.


OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or


     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death. The anniversary values equal the contract value on a contract anniversary, plus any Purchase Payments received since that anniversary, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.


If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

     1. Contract value; or

     2. The lesser of:

          a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

          b. 125% of contract value.


If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.





THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED BETWEEN OCTOBER 24, 2001 AND JUNE 1, 2004:



OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION



The death benefit is the greatest of:



     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2. total Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of each withdrawal; or



     3. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or



     4. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.



The Purchase Payment Accumulation option may not be available to Washington contract owners. Please check with your financial representative for availability.



OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION



The death benefit is the greater of:



     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2. total Gross Purchase Payments, reduced by any withdrawals in the same proportion that the contract value was reduced on the date of each withdrawal; or



     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments, since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.



If you are age 90 or older at the time of death and selected the Maximum Anniversary Value death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Maximum Anniversary Value if you are age 81 or older at the time of contract issue, or you are age 90 or older at the time of your death.



THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED BEFORE OCTOBER 24, 2001:



OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION



The death benefit is the greater of:



     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. total Gross Purchase Payments less withdrawals; or



     3. total Purchase Payments less withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or



     4. the contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.



OPTION 2 -- MAXIMUM ANNIVERSARY VALUE OPTION



The death benefit is the greatest of:



     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2. total Gross Purchase Payments less withdrawals; or



     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals since that contract anniversary.



If you are age 90 or older at the time of death and selected the Maximum Anniversary Value death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Maximum Anniversary Value if you are age 81 or older at the time of contract issue or you are age 90 or older at the time of your death.


OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract. This benefit is not available for election in Washington.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0 - 4                      25% of Earnings         40% of Net Purchase Payments
----------------------------------------------------------------------------------------
 Years 5 - 9                      40% of Earnings         65% of Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+                        50% of Earnings         75% of Net Purchase Payments*
----------------------------------------------------------------------------------------


The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years               25% of Earnings         40% of Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.




SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract. If the Continuing Spouse terminates any optional death benefit or dies after the Latest Annuity Date, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner. The Continuing Spouse may not terminate the optional Maximum Anniversary Value death benefit.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UPFRONT SALES CHARGE

We may apply an up front sales charge against the Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount.

Your investment amount is determined on the day we receive a Gross Purchase Payment and is the greater of:

     1.  The sum of:

         (a)  the Gross Purchase Payment amount;

         (b)  the current contract value of this contract; and

         (c) the current contract value of any eligible related contracts as defined under the Rights of Accumulation section below; or

     2.  The amount, if any, you agree to contribute to this contract.


------------------------------------------------------------------------
                                                 Sales Charge as a
                                                   Percentage of
                                                  Gross Purchase
            Investment Amount                    Payment Invested
------------------------------------------------------------------------
  Less than $50,000                                    5.75%
  $ 50,000 but less than $100,000                      4.75%
  $100,000 but less than $250,000                      3.50%
  $250,000 but less than $500,000                      2.50%
  $500,000 but less than $1,000,000                    2.00%
  $1,000,000 or more                                   0.50%*
------------------------------------------------------------------------



* Additionally, a withdrawal charge of 0.50% only applies to Gross Purchase Payment(s) that qualify for the $1,000,000 or more Investment Amount level, if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal. PLEASE SEE PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE BELOW.

We call the above investment levels "breakpoints." You can reduce your sales charge by increasing your investment amount to reach the next breakpoint. For example, an investment amount of $50,000 brings you to the first breakpoint and entitles you to a reduced sales charge of 4.75%.

REDUCING YOUR SALES CHARGES

Our Rights of Accumulation feature allows you to combine your current Gross Purchase Payment with other Gross Purchase Payments and/or contract values so that you may take advantage of the breakpoints in the sales charge schedule.

Other sales charge reductions may be available to clients of financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fee based services. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED BELOW.

LETTER OF INTENT

The Letter of Intent feature lets you establish an investment goal up front so that all Gross Purchase Payments you make during a designated 13-month period receive the sales charge corresponding to your stated investment goal. When you submit a signed Letter of Intent, we use the amount of your stated investment goal to determine the sales charge on any Gross Purchase Payment you make during the 13-month period as though the total amount of Gross Purchase Payments (your investment goal) is invested as one lump-sum.

Gross Purchase Payments made within 90 days prior to our receipt of your Letter of Intent (but not prior to the issue date of your contract) may count towards meeting your investment goal. If you use prior Gross Purchase Payments towards satisfying your investment goal, the Letter of Intent start date will be backdated to the receipt date of the earliest prior Gross Purchase Payment. If you wish to use prior Gross Purchase Payments towards meeting your investment goal, you or your financial representative must inform us of such prior Gross Purchase Payments at the time you submit your Letter of Intent.

     EXAMPLE:

     Assume as part of your contract application you sign a Letter of Intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.75%. You make an initial Gross Purchase Payment of $20,000. We deduct a reduced sales charge of 4.75% from your initial Gross Purchase Payment. Ten months later you make a subsequent Gross Purchase Payment of $30,000. We again deduct a reduced sales charge of 4.75% from your Gross Purchase Payment. Without a Letter of Intent the sales charge for the first Gross Purchase Payment would have been 5.75%.

You may submit a Letter of Intent at any time. If you choose to submit a Letter of Intent when you apply for the contract, you must check the corresponding box on the application and complete the appropriate form, if applicable. If you elect to submit a Letter of Intent after your contract is issued, you must complete the appropriate form, which is available from your financial representative or our Annuity Service Center.

You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or if you surrender or annuitize your contract without having reached your investment goal, we will deduct from your contract the difference between: (1) the sales charge corresponding to the amount of Gross Purchase Payments made to your contract during the 13-month period; and (2) the sales charge you actually paid, regardless of whether the original sales charge was based on your Letter of Intent investment goal. PLEASE SEE RIGHTS OF ACCUMULATION BELOW. The sales charges are deducted proportionately from your then current contract value. We will not deduct this amount if a death benefit is paid on the contract prior to the end of the 13-month period.

You may increase your investment goal by sending us a written request at any time during the 13-month period. Gross Purchase Payments made from the date of such notice through the end of the original 13-month period will receive any applicable reduction in sales charges. Sales charges on Gross Purchase Payments received prior to the notice to increase your investment goal will not be retroactively reduced.

We reserve the right to modify, suspend or terminate this program at any time.

RIGHTS OF ACCUMULATION

You may qualify for a reduced sales charge through Rights of Accumulation. Rights of Accumulation involves combining your current Gross Purchase Payment with the current contract values of this contract and eligible related contracts and mutual funds so that you may reduce the sales charge on your current Gross Purchase Payment(s) into this contract. A list of eligible contracts and mutual funds may be obtained from your financial representative. The sales charge corresponding to this combined investment amount is deducted from your current Gross Purchase Payment.

In order to use Rights of Accumulation to reduce your sales charge using contracts other than this contract, you or your financial representative must inform us of the related contracts and mutual funds each time you make a Gross Purchase Payment. The sales charge for Gross Purchase Payments submitted using Rights of Accumulation privileges will be based on the breakpoint corresponding to the sum of (1) your current Gross Purchase Payment; (2) your current contract value; and (3) the current values of your eligible related contracts and mutual funds.

For purposes of calculating your investment amount, the current contract value is the value of your contract and any eligible related contracts as of the close of the market on the last previous NYSE business day less any current day withdrawals, adjusted for any current day transactions.

     EXAMPLE:

     Assume your contract has a current value of $20,000. You have a second contract with us which qualifies for Rights of Accumulation that has a current value of $25,000. You make a $5,000 Gross Purchase Payment and inform us of your eligible related contracts at the time you make your payment. The sales charge applicable to the current Gross Purchase Payment is based on the sales charge corresponding to the sum of: (1) your current Gross Purchase Payment ($5,000); (2) the current contract value of this contract ($20,000); and (3) the current contract value of your related contract ($25,000). The sum of these values is $50,000. We deduct the sales charge corresponding to an investment amount of $50,000, or 4.75%, from your $5,000 Gross Purchase Payment. Without the benefit of Rights of Accumulation your sales charge would have been 5.75%.

Certain Rights of Accumulation privileges may not be available in your state. Please contact your financial representative regarding the availability of this feature.

We reserve the right to modify, suspend, or terminate this program at any time.

PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE

Each Gross Purchase Payment that qualifies for the $1,000,000 or more breakpoint is also subject to a withdrawal charge of 0.50%. The withdrawal charge applies to withdrawals of such Gross Purchase Payments or any portion thereof, that is invested less than 12 months prior to such withdrawal.

Assume that at contract issue, you make an initial Gross Purchase Payment of $800,000. We deduct a sales charge of 2.00%. Three months later, you make a subsequent Gross Purchase Payment of $400,000. Assuming a flat market, the Investment Amount level is now $1,200,000 ($800,000 + $400,000). The second Gross Purchase Payment puts your contract in the Investment Amount of $1,000,000 or more. We deduct a sales charge of 0.50% on $400,000 and will charge a withdrawal charge of 0.50% if you take a withdrawal from this Gross Purchase Payment if invested less than 12 months. Four months later, you take a withdrawal of $700,000 which will reduce your contract value to $500,000 ($1,200,000 - $700,000). We do not charge a withdrawal charge on this withdrawal. Two months later, you take a withdrawal of $400,000 which will reduce your contract value to $100,000 ($500,000 - $400,000). We will charge a withdrawal charge of $1,500 (0.50% of $300,000 since $100,000 is part of the first Gross Purchase Payment).

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Series II shares of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Class 2 shares of the American Funds Insurance Series. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.


The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Gross Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Gross Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2009 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your income option. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. With the Income Protector feature you know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.

The Income Protector is a standard feature of your contract. There is no additional charge associated with this feature. This feature may not be available in your state.

We reserve the right to modify, suspend or terminate the Income Protector feature at any time.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

We base the amount of minimum income available to you if you elect to receive annuity income payments using the Income Protector feature upon a calculation we call the income benefit base.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector feature ONLY within the 30 days after the seventh or later contract anniversary.

The contract anniversary prior to your election to begin receiving annuity income payments is your income benefit date. This is the date as of which we calculate your income benefit base to use in determining your guaranteed minimum fixed retirement income. Your final income benefit base is equal to (a) minus
(b) where:

     (a) is equal to your income benefit base as of your income benefit date, and;

     (b) is equal to any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as the income benefit date, and any applicable premium taxes.


To arrive at the minimum guaranteed retirement income available to you we apply to your final income benefit base the annuity rates stated in your Income Protector endorsement for the annuity income option you select. You then choose if you would like to receive that income annually, semi-annually quarterly or monthly for the time guaranteed under your selected annuity income option. The annuity income options available when using the Income Protector feature to receive your retirement annuity income are:


     - Life Annuity with 10 Years Guaranteed, or

     - Joint and Survivor Life Annuity with 20 Years Guaranteed

At the time you elect to begin receiving annuity income payments, we will calculate your annuity income payments using both your income benefit base and your contract value. We will use the same annuity income option for each calculation, however, the annuity factors used to calculate your annuity income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive annuity income payments using the Income Protector feature your annuity income payments will be fixed in amount. You are not required to use the Income Protector feature to receive annuity income payments.


If a Spousal Beneficiary elects to continue the contract upon the death of the original Owner, the Income Protector feature will continue. The Continuation Contribution is not a purchase payment and therefore will not impact the income benefit base calculation. The waiting period before electing to use the Income Protector feature will be counted from the original issue date of the contract.


NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option which does not exceed your life expectancy. That restriction, if it applies to you, may limit your ability to use the Income Protector feature.


You may wish to consult your tax advisor for information concerning your particular circumstances. PLEASE SEE APPENDIX D FOR AN EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE INTERNAL REVENUE TAX CODE, IRS REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE IRS AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual

Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Gross Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified contracts that are issued by us to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Gross Purchase Payments. Gross Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Gross Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Gross Purchase Payment, generally until you have received all of your Gross Purchase Payment. Any portion of each annuity income payment that is considered a return of your Gross Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Gross Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an

IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could in the future take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan

Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE DISTRIBUTOR


SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.


THE COMPANY

SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.

For details regarding name changes and redomestication of the Company, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.

OWNERSHIP STRUCTURE OF THE COMPANY

SunAmerica Annuity is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation.

American International Group is an international insurance organization with operations in more than 130 countries and jurisdictions. Its activities include commercial, institutional and individual property-casualty, life insurance, and retirement services around the world. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), became the controlling stockholder of American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The change of control does not in any way alter the Company's obligations to you.

Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern during this period. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades that occurred late in the third quarter of 2008 and American International Group's restructuring plan, and other American International Group-related news also has had an impact on the Company's operations.

The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

SunAmerica Annuity originally established Variable Annuity Account Seven under Arizona law on August 28, 1998.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group.

FINANCIAL STATEMENTS

There are four sets of financial statements described below that are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTOR

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. PLEASE SEE GUARANTEE OF INSURANCE OBLIGATIONS ABOVE.

AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT

American International Group's annual report is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.


The consolidated financial statements and financial statement schedules incorporated into this prospectus by reference to American International Group's Current Report on Form 8-K dated August 6, 2010 and management's assessment of the effectiveness of internal control over financial reporting incorporated into this prospectus by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2009, have been so incorporated in reliance upon the report (which contains an explanatory paragraph relating to American International Group's dependence upon the continued financial support of the U.S. government) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and Guarantor are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract owners to read and understand the financial statements.

The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.

American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and American International Group's website at http://www.aig.com.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

Along with other companies, SunAmerica Annuity has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. SunAmerica Annuity is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. SunAmerica Annuity is cooperating fully with the investigation. The impact of this matter, if any, on SunAmerica Annuity's financial position cannot be reasonably estimated at this time.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI is listed below.



Separate Account and the Company
General Account
Support Agreement Between the Company and
  American International Group
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue
  Sharing Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  FISCAL         FISCAL     FISCAL     FISCAL     FISCAL      FISCAL      FISCAL      FISCAL
                                   YEAR           YEAR       YEAR       YEAR       YEAR        YEAR        YEAR        YEAR
POLARIS II A-CLASS                 ENDED         ENDED      ENDED      ENDED       ENDED       ENDED       ENDED       ENDED
PORTFOLIOS                        4/30/01       4/30/02    4/30/03    4/30/04     4/30/05     4/30/06     4/30/07     4/30/08
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV............  (a) $      14.14     10.166      7.753      6.307       7.730       8.508      10.498      11.869
                             (b) $      11.78     10.162      7.740      6.281       7.678       8.430      10.376      11.702
  Ending AUV...............  (a) $      10.17      7.753      6.307      7.730       8.508      10.498      11.869       9.638
                             (b) $      10.16      7.740      6.281      7.678       8.430      10.376      11.702       9.478
  Ending Number of AUs.....  (a)      207,783    207,493    142,222    180,321     200,065     229,246     219,154     194,796
                             (b)          365      1,492      6,373     12,138      11,309      14,586      29,729      25,884
------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV............  (a) $      11.75      8.502      6.812      5.728       6.430       6.523       8.324       8.527
                             (b) $       9.76      8.498      6.791      5.697       6.379       6.455       8.216       8.395
  Ending AUV...............  (a) $       8.50      6.812      5.728      6.430       6.523       8.324       8.527       8.511
                             (b) $       8.50      6.791      5.697      6.379       6.455       8.216       8.395       8.359
  Ending Number of AUs.....  (a)    2,004,620  2,695,963  2,297,444  1,944,993   1,483,547   1,202,972   1,024,731     854,308
                             (b)       10,150    111,553    133,969    138,351     117,667     107,665      80,533      68,051
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV............  (a) $        N/A        N/A     10.000     10.763      12.438      13.183      15.702      17.305
                             (b) $                           10.000     10.755      12.398      13.107      15.573      17.120
  Ending AUV...............  (a) $        N/A        N/A     10.763     12.438      13.183      15.702      17.305      16.787
                             (b) $                           10.755     12.398      13.107      15.573      17.120      16.566
  Ending Number of AUs.....  (a)          N/A        N/A    799,987  4,341,675   9,466,337  13,103,706  13,892,454  13,444,733
                             (b)                             53,140    457,726     815,311     932,681     896,336     842,584
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV............  (a) $        N/A        N/A     10.000     11.274      14.832      15.894      20.623      23.856
                             (b) $                           10.000     11.264      14.783      15.801      20.452      23.599
  Ending AUV...............  (a) $        N/A        N/A     11.274     14.832      15.894      20.623      23.856      24.374
                             (b) $                           11.264     14.783      15.801      20.452      23.599      24.051
  Ending Number of AUs.....  (a)          N/A        N/A    174,275  1,616,933   4,595,577   7,798,924   8,805,823   8,091,279
                             (b)                              6,326    189,446     354,881     484,315     533,112     496,421
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV............  (a) $        N/A        N/A     10.000     11.766      15.002      15.838      20.070      21.888
                             (b) $                           10.000     11.753      14.949      15.742      19.899      21.647
  Ending AUV...............  (a) $        N/A        N/A     11.766     15.002      15.838      20.070      21.888      21.938
                             (b) $                           11.753     14.949      15.742      19.899      21.647      21.642
  Ending Number of AUs.....  (a)          N/A        N/A    464,391  3,076,002   6,864,169   9,787,813  10,227,098   9,070,825
                             (b)                             38,822    439,457     687,441     794,593     796,826     701,436
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV............  (a) $        N/A        N/A     10.000     11.390      14.389      14.931      17.292      19.636
                             (b) $                           10.000     11.368      14.325      14.828      17.130      19.403
  Ending AUV...............  (a) $        N/A        N/A     11.390     14.389      14.931      17.292      19.636      18.613
                             (b) $                           11.368     14.325      14.828      17.130      19.403      18.346
  Ending Number of AUs.....  (a)          N/A        N/A    987,417  6,182,253  13,337,082  18,505,375  19,518,496  17,911,801
                             (b)                             88,643    642,993   1,135,519   1,368,729   1,372,667   1,251,044
------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 11/12/99)
  Beginning AUV............  (a) $      10.34      9.975      9.613      9.320      11.082      11.779      13.001      14.435
                             (b) $      10.35      9.975      9.590      9.274      10.999      11.661      12.839      14.221
  Ending AUV...............  (a) $       9.97      9.613      9.320     11.082      11.779      13.001      14.435      14.447
                             (b) $       9.97      9.590      9.274     10.999      11.661      12.839      14.221      14.197
  Ending Number of AUs.....  (a)      112,976    245,567    246,399    324,870     391,287     456,585     486,982     481,226
                             (b)           --     23,126     24,587     12,280      13,285      13,025      11,140      23,967
------------------------------------------------------------------------------------------------------------------------------
                               FISCAL      FISCAL
                                YEAR        YEAR
POLARIS II A-CLASS              ENDED       ENDED
PORTFOLIOS                     4/30/09     4/30/10
---------------------------------------------------
---------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV............       9.638       5.247
                                  9.478       5.147
  Ending AUV...............       5.247       7.819
                                  5.147       7.651
  Ending Number of AUs.....     158,071     147,180
                                 24,463      28,096
---------------------------------------------------
ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV............      8.511        5.846
                                  8.359       5.727
  Ending AUV...............       5.846       7.870
                                  5.727       7.690
  Ending Number of AUs.....     652,110     566,485
                                52,827       41,321
---------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION - AFIS Class 2
Shares
(Inception Date - 9/30/02)
  Beginning AUV............      16.787      12.412
                                 16.566      12.218
  Ending AUV...............      12.412      15.640
                                 12.218      15.357
  Ending Number of AUs.....  10,871,466   9,416,532
                                726,040     656,678
---------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV............      24.374      16.058
                                 24.051      15.806
  Ending AUV...............      16.058      22.164
                                 15.806      21.761
  Ending Number of AUs.....   6,610,242   5,854,528
                                406,575     374,683
---------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV............      21.938      13.684
                                 21.642      13.467
  Ending AUV...............      13.684      18.985
                                 13.467      18.636
  Ending Number of AUs.....   7,536,570   6,571,582
                                610,723     525,912
---------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV............      18.613      12.268
                                 18.346      12.062
  Ending AUV...............      12.268      16.452
                                 12.062      16.135
  Ending Number of AUs.....  14,937,430  13,220,804
                              1,030,462     875,636
---------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 11/12/99)
  Beginning AUV............      14.447      11.306
                                 14.197      11.083
  Ending AUV...............      11.306      14.494
                                 11.083      14.172
  Ending Number of AUs.....     472,482     417,402
                                 10,616      29,181
---------------------------------------------------




                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                      FISCAL         FISCAL     FISCAL     FISCAL     FISCAL     FISCAL      FISCAL     FISCAL
                                       YEAR           YEAR       YEAR       YEAR       YEAR       YEAR        YEAR       YEAR
                                       ENDED         ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
POLARIS II A-CLASS PORTFOLIOS         4/30/01       4/30/02    4/30/03    4/30/04    4/30/05     4/30/06    4/30/07    4/30/08
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

BALANCED - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV................  (a) $      11.01      9.336      8.175      7.437      8.207       8.489      9.096     10.180
                                 (b) $      10.08      9.333      8.152      7.398      8.143       8.401      8.980     10.025
  Ending AUV...................  (a) $       9.34      8.175      7.437      8.207      8.489       9.096     10.180      9.784
                                 (b) $       9.33      8.152      7.398      8.143      8.401       8.980     10.025      9.612
  Ending Number of AUs.........  (a)      431,856    632,064    550,347    530,846    538,668     515,685    483,642    435,401
                                 (b)          265     19,591     24,362     27,544     30,592      28,856     22,712     17,549
-------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 9/5/00)
  Beginning AUV................  (a) $      10.00      7.109      5.642      4.604      5.371       5.292      5.884      6.488
                                 (b) $       8.03      7.105      5.625      4.578      5.327       5.236      5.808      6.387
  Ending AUV...................  (a) $       7.11      5.642      4.604      5.371      5.292       5.884      6.488      6.476
                                 (b) $       7.10      5.625      4.578      5.327      5.236       5.808      6.387      6.359
  Ending Number of AUs.........  (a)       30,980    109,746    155,299    177,965    241,276     260,028    270,415    232,124
                                 (b)          335     10,661      9,776     23,464     27,066      28,597     19,462     16,625
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV................  (a) $      14.03     11.590      9.861      8.681     10.676      10.759     13.607     14.924
                                 (b) $      12.97     11.585      9.822      8.625     10.581     10.637      13.419     14.681
  Ending AUV...................  (a) $      11.59      9.861      8.681     10.676     10.759      13.607     14.924     16.248
                                 (b) $      11.59      9.822      8.625     10.581     10.637     13.419      14.681     15.943
  Ending Number of AUs.........  (a)    1,301,826  2,010,220  2,242,839  3,348,839  5,011,960  6,697,364   7,129,711  6,384,153
                                 (b)       11,589    112,490    193,637    339,695    470,268     526,791    526,320    494,392
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 1 Shares
(Inception Date - 8/1/00)
  Beginning AUV................  (a) $      10.00      8.715      6.088      5.244      6.436       6.560      7.678      8.798
                                 (b) $       9.76      8.716      6.072      5.216      6.386       6.493      7.580      8.664
  Ending AUV...................  (a) $       8.72      6.088      5.244      6.436      6.560       7.678      8.798      8.964
                                 (b) $       8.72      6.072      5.216      6.386      6.493       7.580      8.664      8.806
  Ending Number of AUs.........  (a)       31,175     80,348     76,812    117,350    166,184     235,585    235,114    205,959
                                 (b)          326      7,463     10,045     10,208     12,093      13,250     12,209     11,087
-------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV................  (a) $      10.20     10.707     10.891     10.923     10.891      10.945     11.225     11.679
                                 (b) $      10.60     10.710     10.886     10.891     10.832      10.857     11.107     11.527
  Ending AUV...................  (a) $      10.71     10.891     10.923     10.891     10.945      11.225     11.679     11.983
                                 (b) $      10.71     10.886     10.891     10.832     10.857      11.107     11.527     11.797
  Ending Number of AUs.........  (a)       58,423    171,876    321,915    375,789    510,350     804,706  1,151,031  1,842,296
                                 (b)          495      5,858     43,742     44,481     31,888      27,078     29,290     42,730
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 12/27/99)
  Beginning AUV................  (a) $      10.01     10.740     11.343     12.402     13.215      13.780     14.029     15.115
                                 (b) $      10.64     10.734     11.305     12.330     13.105      13.631     13.843     14.877
  Ending AUV...................  (a) $      10.74     11.343     12.402     13.215     13.780      14.029     15.115     15.651
                                 (b) $      10.73     11.305     12.330     13.105     13.631      13.843     14.877     15.366
  Ending Number of AUs.........  (a)       87,233    208,179    428,783  1,216,579  2,764,553   4,562,372  5,124,405  5,319,463
                                 (b)           90     40,808     62,702    142,952    234,296     337,270    338,576    324,625
-------------------------------------------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV................  (a) $      11.61     10.816      9.889      8.635     11.288      12.307     14.337     16.394
                                 (b) $      11.59     10.807      9.857      8.585     11.195      12.175     14.148     16.138
  Ending AUV...................  (a) $      10.82      9.889      8.635     11.288     12.307      14.337     16.394     15.814
                                 (b) $      10.81      9.857      8.585     11.195     12.175      14.148     16.138     15.528
  Ending Number of AUs.........  (a)    1,957,911  3,277,861  3,552,389  4,219,824  5,266,766   6,702,969  6,832,256  6,089,708
                                 (b)       16,912    167,991    274,799    431,379    543,292     611,298    596,588    520,007
-------------------------------------------------------------------------------------------------------------------------------
                                   FISCAL     FISCAL
                                    YEAR       YEAR
                                   ENDED      ENDED
POLARIS II A-CLASS PORTFOLIOS     4/30/09    4/30/10
-----------------------------------------------------
-----------------------------------------------------

BALANCED - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV................      9.784      7.537
                                     9.612      7.385
  Ending AUV...................      7.537      9.691
                                     7.385      9.471
  Ending Number of AUs.........    413,958    363,058
                                    10,146      5,649
-----------------------------------------------------
BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 9/5/00)
  Beginning AUV................      6.476      4.444
                                     6.359      4.353
  Ending AUV...................      4.444      5.916
                                     4.353      5.781
  Ending Number of AUs.........    199,082    183,359
                                    12,454     13,361
-----------------------------------------------------
CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV................     16.248     10.626
                                    15.943     10.400
  Ending AUV...................     10.626     15.398
                                    10.400     15.033
  Ending Number of AUs.........  5,358,232  4,556,222
                                   423,691    375,032
-----------------------------------------------------
CAPITAL GROWTH - SAST Class 1 Shares
(Inception Date - 8/1/00)
  Beginning AUV................      8.964      5.567
                                     8.806      5.454
  Ending AUV...................      5.567      7.431
                                     5.454      7.263
  Ending Number of AUs.........    201,408    202,762
                                   10,495      15,229
-----------------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV................    11.983      11.954
                                    11.797     11.740
  Ending AUV...................     11.954     11.845
                                    11.740     11.603
  Ending Number of AUs.........  2,984,921  1,192,912
                                   118,712     53,420
-----------------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 12/27/99)
  Beginning AUV................     15.651     15.160
                                    15.366     14.847
  Ending AUV...................     15.160     19.281
                                    14.847     18.835
  Ending Number of AUs.........  4,476,930  3,803,604
                                   301,435    257,190
-----------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV................     15.814     10.090
                                    15.528      9.883
  Ending AUV...................     10.090     13.904
                                    9.883      13.584
  Ending Number of AUs.........  5,007,070  4,286,132
                                   434,075    361,172
-----------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                      FISCAL       FISCAL    FISCAL     FISCAL     FISCAL     FISCAL      FISCAL     FISCAL
                                       YEAR         YEAR      YEAR       YEAR       YEAR       YEAR        YEAR       YEAR
                                       ENDED       ENDED     ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
POLARIS II A-CLASS PORTFOLIOS         4/30/01     4/30/02   4/30/03    4/30/04    4/30/05     4/30/06    4/30/07    4/30/08
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 1/3/00)
  Beginning AUV.................  (a) $     9.51   10.714     11.602     10.025     12.541      12.817     13.611     15.911
                                  (b) $    10.18  10.714      11.592      9.991     12.467      12.709     13.462     15.698
  Ending AUV....................  (a) $    10.71  11.602      10.025     12.541     12.817      13.611     15.911     14.886
                                  (b) $    10.71  11.592       9.991     12.467     12.709      13.462     15.698     14.651
  Ending Number of AUs..........  (a)     30,007   69,011     74,185     60,730     71,462      65,695     63,762     49,387
                                  (b)         --    1,004     11,035      8,220      5,785       6,606      7,875      7,345
----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - 11/10/99)
  Beginning AUV.................  (a) $    11.53    8.062      8.844      7.355     11.021      13.611     22.326     26.060
                                  (b) $     9.07    8.072      8.832      7.327     10.952      13.492     22.076     25.703
  Ending AUV....................  (a) $     8.06    8.844      7.355     11.021     13.611      22.326     26.060     31.527
                                  (b) $     8.07    8.832      7.327     10.952     13.492      22.076     25.703     31.018
  Ending Number of AUs..........  (a)    152,174  132,773    102,396     81,009     83,882     196,270    218,900    225,490
                                  (b)      2,733    6,718     10,925      6,243      8,275      22,819     20,359     22,109
----------------------------------------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.................  (a) $    10.03   10.676      9.858      8.200     10.153      10.805     12.091     13.548
                                  (b) $    10.78   10.674      9.829      8.156     10.073      10.694     11.936     13.342
  Ending AUV....................  (a) $    10.68    9.858      8.200     10.153     10.805      12.091     13.548     12.514
                                  (b) $    10.67    9.829      8.156     10.073     10.694      11.936     13.342     12.293
  Ending Number of AUs..........  (a)    227,673  469,139    560,019    833,201  1,123,719   1,357,985  1,293,204  1,154,811
                                  (b)        206   21,853     24,706     44,202     69,259      87,605     81,921     75,415
----------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.................  (a) $    11.33    8.383      6.571      5.480      6.333       6.216      7.239      7.582
                                  (b) $     9.55    8.380      6.553      5.451      6.284       6.153      7.147      7.467
  Ending AUV....................  (a) $     8.38    6.571      5.480      6.333      6.216       7.239      7.582      8.114
                                  (b) $     8.38    6.553      5.451      6.284      6.153       7.147      7.467      7.971
  Ending Number of AUs..........  (a)    820,691  953,847    817,468  1,063,200  1,613,813  1,580,172   1,420,199  1,254,384
                                  (b)      3,244   25,257     22,523     93,442    143,580     156,143    125,407    103,150
----------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV.................  (a) $    10.20   11.015     11.307     12.105     12.246      12.807     13.176     13.601
                                  (b) $    10.92   11.012     11.275     12.040     12.149      12.675     13.007     13.393
  Ending AUV....................  (a) $    11.01   11.307     12.105     12.246     12.807      13.176     13.601     15.509
                                  (b) $    11.01   11.275     12.040     12.149     12.675      13.007     13.393     15.234
  Ending Number of AUs..........  (a)     17,170   45,752     74,019    141,130    271,920     456,308    555,693    987,994
                                  (b)         44    4,201      6,954     11,858     23,374      23,310     50,762     72,301
----------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 11/8/99)
  Beginning AUV.................  (a) $    11.70    8.651      7.071      5.740      6.936       7.351      9.906     11.588
                                  (b) $     9.90    8.647      7.051      5.710      6.882       7.275      9.780     11.411
  Ending AUV....................  (a) $     8.65    7.071      5.740      6.936      7.351       9.906     11.588     11.209
                                  (b) $     8.65    7.051      5.710      6.882      7.275       9.780     11.411     11.011
  Ending Number of AUs..........  (a)    506,012  628,393    477,240    388,668    293,259     338,904    365,204    343,415
                                  (b)      2,756    9,687      9,781      7,971      7,970      13,209     20,476     17,316
----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV.................  (a) $    10.13   11.181     11.876     12.783     12.811      13.283     13.204     13.949
                                  (b) $    11.09   11.175     11.840     12.713     12.709     13.145      13.034     13.735
  Ending AUV....................  (a) $    11.18   11.876     12.783     12.811     13.283      13.204     13.949     14.672
                                  (b) $    11.18   11.840     12.713     12.709     13.145     13.034      13.735     14.411
  Ending Number of AUs..........  (a)    142,268  429,130  1,104,627  1,717,250  2,798,749  4,110,902   4,489,941  4,715,497
                                  (b)      2,041   22,384     71,303    138,314    210,678     266,251    282,689    266,063
----------------------------------------------------------------------------------------------------------------------------
                                    FISCAL     FISCAL
                                     YEAR       YEAR
                                    ENDED      ENDED
POLARIS II A-CLASS PORTFOLIOS      4/30/09    4/30/10
------------------------------------------------------
------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 1/3/00)
  Beginning AUV.................     14.886     10.204
                                     14.651     10.018
  Ending AUV....................     10.204     14.037
                                     10.018     13.745
  Ending Number of AUs..........    48,761      62,623
                                      8,358      4,792
------------------------------------------------------
EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - 11/10/99)
  Beginning AUV.................     31.527     16.855
                                     31.018     16.542
  Ending AUV....................     16.855     25.785
                                     16.542     25.242
  Ending Number of AUs..........    149,412    165,853
                                     17,949     21,735
------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.................     12.514      8.514
                                     12.293      8.343
  Ending AUV....................     8.514      11.310
                                     8.343      11.055
  Ending Number of AUs..........    945,466    779,174
                                     63,546     54,638
------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.................      8.114      4.830
                                      7.971      4.732
  Ending AUV....................      4.830      6.482
                                      4.732      6.336
  Ending Number of AUs..........  1,014,942    826,958
                                     88,358     68,051
------------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV.................     15.509     14.851
                                     15.234     14.551
  Ending AUV....................     14.851     16.518
                                     14.551     16.144
  Ending Number of AUs..........    810,972    703,939
                                     77,287     86,785
------------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 11/8/99)
  Beginning AUV.................     11.209      6.560
                                     11.011      6.428
  Ending AUV....................      6.560      9.042
                                      6.428      8.838
  Ending Number of AUs..........    265,221    238,081
                                     12,226     26,395
------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV.................     14.672     15.070
                                     14.411     14.764
  Ending AUV....................     15.070     15.820
                                     14.764     15.460
  Ending Number of AUs..........  4,367,656  3,453,959
                                    256,603    194,935
------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                    FISCAL         FISCAL     FISCAL     FISCAL     FISCAL     FISCAL      FISCAL      FISCAL
                                     YEAR           YEAR       YEAR       YEAR       YEAR       YEAR        YEAR        YEAR
                                     ENDED         ENDED      ENDED      ENDED      ENDED       ENDED       ENDED       ENDED
POLARIS II A-CLASS PORTFOLIOS       4/30/01       4/30/02    4/30/03    4/30/04    4/30/05     4/30/06     4/30/07     4/30/08
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 8/22/00)
  Beginning AUV..............  (a) $      10.00      6.857      5.010      3.637      4.409       4.383       6.010       5.969
                               (b) $       8.60      6.857      5.241      3.833      4.634       4.595       6.284       6.226
  Ending AUV.................  (a) $       6.86      5.010      3.637      4.409      4.383       6.010       5.969       6.128
                               (b) $       6.86      5.241      3.833      4.634      4.595       6.284       6.226       6.377
  Ending Number of AUs.......  (a)       54,857     75,693     48,013     54,926     63,432     169,812     172,051     169,705
                               (b)           --          5        317      3,556      2,026      13,386       9,454       5,921
-------------------------------------------------------------------------------------------------------------------------------
GROWTH - AST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..............  (a) $      11.95     10.256      9.065      7.685      9.573      10.133      11.967      13.453
                               (b) $      11.29     10.251      9.037      7.643      9.495     10.026       11.812      13.245
  Ending AUV.................  (a) $      10.26      9.065      7.685      9.573     10.133      11.967      13.453      13.212
                               (b) $      10.25      9.037      7.643      9.495     10.026     11.812       13.245      12.975
  Ending Number of AUs.......  (a)      563,506  1,102,754  1,319,642  2,235,693  3,599,424  4,943,646    5,064,807   4,363,301
                               (b)        6,206     55,407     97,032    198,143    280,792     343,259     318,256     266,315
-------------------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..............  (a) $      11.39      9.513      8.093      6.979      8.348       8.513       9.986      10.916
                               (b) $      10.42      9.507      8.069      6.941      8.282       8.424       9.857      10.749
  Ending AUV.................  (a) $       9.51      8.093      6.979      8.348      8.513       9.986      10.916      10.387
                               (b) $       9.51      8.069      6.941      8.282      8.424       9.857      10.749      10.202
  Ending Number of AUs.......  (a)    1,673,087  2,296,734  1,743,668  1,520,053  1,251,543   1,162,523   1,123,337   1,071,583
                               (b)        8,279    107,132    109,068     97,758     91,889      86,364      76,329      68,435
-------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..............  (a) $      10.06      9.299      8.744      9.005     10.682      12.020      13.890      15.466
                               (b) $       9.71      9.299      8.728      8.965     10.608      11.908      13.726      15.244
  Ending AUV.................  (a) $       9.30      8.744      9.005     10.682     12.020      13.890      15.466      14.932
                               (b) $       9.30      8.728      8.965     10.608     11.908      13.726      15.244      14.682
  Ending Number of AUs.......  (a)       91,018    182,420    267,960    587,922    781,111     870,580   1,003,975     915,032
                               (b)           --      5,112     18,202     46,284     53,321      86,097      71,905      61,226
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 11/23/99)
  Beginning AUV..............  (a) $       9.87      7.958      6.634      4.641      6.156       6.854       9.171      10.589
                               (b) $       8.63      7.953      6.614      4.616      6.111       6.788       9.060      10.434
  Ending AUV.................  (a) $       7.96      6.634      4.641      6.156      6.854       9.171      10.589      10.894
                               (b) $       7.95      6.614      4.616      6.111      6.788       9.060      10.434      10.709
  Ending Number of AUs.......  (a)      139,489    216,629    204,331    259,738    292,725     407,610     502,103     542,417
                               (b)          656      1,943      1,550     11,443     15,209      24,395      33,187      36,558
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..............  (a) $      10.82      9.717      8.498      6.648      9.079      10.236      13.867      16.291
                               (b) $      10.46      9.715      8.476      6.614      9.011      10.133      13.694      16.048
  Ending AUV.................  (a) $       9.72      8.498      6.648      9.079     10.236      13.867      16.291      15.490
                               (b) $       9.72      8.476      6.614      9.011     10.133      13.694      16.048      15.220
  Ending Number of AUs.......  (a)      663,722    907,962    837,785    748,220    872,379   1,073,873   1,344,863   1,349,850
                               (b)        1,472     20,303     32,278     35,769     36,801      47,834      88,680     112,607
-------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 5/1/02)
  Beginning AUV..............  (a) $        N/A        N/A     10.000      8.561     10.654      11.375      13.164      14.681
                               (b) $                           10.000      8.540     10.602      11.291      13.034      14.499
  Ending AUV.................  (a) $        N/A        N/A      8.561     10.654     11.375      13.164      14.681      13.707
                               (b) $                            8.540     10.602     11.291      13.034      14.499      13.504
  Ending Number of AUs.......  (a)          N/A        N/A  1,045,100  4,090,198  8,213,816  11,151,339  11,667,866  10,435,962
                               (b)                             99,187    472,794    736,996     869,840     879,096     773,513
-------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL     FISCAL
                                  YEAR       YEAR
                                 ENDED      ENDED
POLARIS II A-CLASS PORTFOLIOS   4/30/09    4/30/10
---------------------------------------------------
---------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 8/22/00)
  Beginning AUV..............      6.128      4.210
                                   6.377      4.369
  Ending AUV.................      4.210      5.707
                                   4.369      5.908
  Ending Number of AUs.......    178,273    260,390
                                   9,784     21,785
---------------------------------------------------
GROWTH - AST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..............     13.212      8.461
                                  12.975      8.288
  Ending AUV.................      8.461     11.909
                                   8.288     11.637
  Ending Number of AUs.......  3,497,336  2,916,670
                                 217,160    190,696
---------------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..............     10.387      6.508
                                  10.202      6.376
  Ending AUV.................      6.508      8.551
                                   6.376      8.356
  Ending Number of AUs.......    890,341    719,988
                                  52,933     37,313
---------------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..............     14.932     11.134
                                  14.682     10.920
  Ending AUV.................     11.134     15.265
                                  10.920     14.935
  Ending Number of AUs.......    866,989    827,876
                                  78,241     60,457
---------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1
Shares
(Inception Date - 11/23/99)
  Beginning AUV..............     10.894      6.298
                                  10.709      6.176
  Ending AUV.................      6.298      8.456
                                   6.176      8.271
  Ending Number of AUs.......    441,337    502,684
                                  37,625     34,041
---------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 1
Shares
(Inception Date - 10/28/99)
  Beginning AUV..............     15.490      8.026
                                  15.220      7.866
  Ending AUV.................      8.026     10.851
                                   7.866     10.609
  Ending Number of AUs.......    869,397    728,413
                                  68,061     64,597
---------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC
Shares
(Inception Date - 5/1/02)
  Beginning AUV..............     13.707      8.609
                                  13.504      8.460
  Ending AUV.................      8.609     11.967
                                   8.460     11.731
  Ending Number of AUs.......  8,363,368  7,238,528
                                 668,173    542,230
---------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                      FISCAL        FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                       YEAR          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                       ENDED        ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
POLARIS II A-CLASS PORTFOLIOS         4/30/01      4/30/02    4/30/03    4/30/04    4/30/05    4/30/06    4/30/07    4/30/08
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

LORD ABBETT MID CAP VALUE - LASF Class VC Shares
(Inception Date - 5/1/02)
  Beginning AUV.................  (a) $      N/A        N/A     10.000      8.378     11.113     12.335     14.476     16.994
                                  (b) $                         10.000      8.358     11.059     12.243     14.333     16.784
  Ending AUV....................  (a) $      N/A        N/A      8.378     11.113     12.335     14.476     16.994     14.292
                                  (b) $                          8.358     11.059     12.243     14.333     16.784     14.080
  Ending Number of AUs..........  (a)        N/A        N/A    585,524  2,311,323  5,243,266  8,407,700  8,628,435  7,537,926
                                  (b)                           81,785    287,550    514,307    646,082    614,848    542,471
-----------------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.................  (a) $    10.49      9.736      8.225      7.039      8.136      8.858     10.312     11.608
                                  (b) $    10.34      9.735      8.203      7.003      8.074      8.768     10.182     11.434
  Ending AUV....................  (a) $     9.74      8.225      7.039      8.136      8.858     10.312     11.608     11.697
                                  (b) $     9.74      8.203      7.003      8.074      8.768     10.182     11.434     11.493
  Ending Number of AUs..........  (a)    581,736    972,320    902,075    805,399    671,759    597,515    520,392    448,337
                                  (b)      5,570     66,103     90,251     91,094     62,443     53,995     51,514     44,335
-----------------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV.................  (a) $    10.22     11.789     11.859     11.289     12.842     13.850     14.899     16.733
                                  (b) $    11.64     11.782     11.821     11.226     12.738     13.703     14.704     16.474
  Ending AUV....................  (a) $    11.79     11.859     11.289     12.842     13.850     14.899     16.733     16.059
                                  (b) $    11.78     11.821     11.226     12.738     13.703     14.704     16.474     15.771
  Ending Number of AUs..........  (a)    355,139  1,374,837  2,391,121  3,949,893  6,359,705  9,362,480  9,897,648  9,384,039
                                  (b)      4,588     94,278    218,848    432,049    625,544    723,784    728,802    671,642
-----------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.................  (a) $    13.69     13.193      8.269      5.884      7.834      7.605      9.270      9.488
                                  (b) $    14.87     13.188      8.244      5.852      7.772      7.525      9.151      9.343
  Ending AUV....................  (a) $    13.19      8.269      5.884      7.834      7.605      9.270      9.488      9.688
                                  (b) $    13.19      8.244      5.852      7.772      7.525      9.151      9.343      9.515
  Ending Number of AUs..........  (a)    344,347    442,836    449,234    441,724    428,891    431,707    396,768    405,780
                                  (b)        306     25,484     33,748     35,097     35,343     31,078     36,024     35,432
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 1 Shares
(Inception Date - 2/7/00)
  Beginning AUV.................  (a) $    10.77     12.621     14.317     14.880     18.683     24.630     31.919     40.111
                                  (b) $    12.42     12.623     14.279     14.804     18.540     24.381     31.518     39.508
  Ending AUV....................  (a) $    12.62     14.317     14.880     18.683     24.630     31.919     40.111     33.460
                                  (b) $    12.62     14.279     14.804     18.540     24.381     31.518     39.508     32.874
  Ending Number of AUs..........  (a)     15,795     69,705     88,262    108,473    158,560    272,232    310,783    216,984
                                  (b)         39        928      3,919      5,621     13,970     24,183     28,275     19,416
-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 8/21/00)
  Beginning AUV.................  (a) $    10.00      4.375      2.507      1.815      2.174      2.063      2.413      2.448
                                  (b) $     6.68      4.375      2.499      1.805      2.157      2.041      2.381      2.410
  Ending AUV....................  (a) $     4.38      2.507      1.815      2.174      2.063      2.413      2.448      2.419
                                  (b) $     4.38      2.499      1.805      2.157      2.041      2.381      2.410      2.375
  Ending Number of AUs..........  (a)     23,583     46,009     58,799    108,335    126,057    149,420    130,818    162,164
                                  (b)         --      3,185      7,962     13,639     14,654     20,618     16,685     15,492
-----------------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV.................  (a) $     9.91      9.278      7.325      6.050      6.962      8.084      8.968     11.618
                                  (b) $     9.12      9.277      7.311      6.023      6.914      8.007      8.861     11.451
  Ending AUV....................  (a) $     9.28      7.325      6.050      6.962      8.084      8.968     11.618     12.517
                                  (b) $     9.28      7.311      6.023      6.914      8.007      8.861     11.451     12.306
  Ending Number of AUs..........  (a)     69,692     77,161     61,703     40,778     39,917     33,835     48,522     63,422
                                  (b)        104      3,437      3,965      4,149      4,376      4,531      4,531      4,118
-----------------------------------------------------------------------------------------------------------------------------
                                    FISCAL     FISCAL
                                     YEAR       YEAR
                                    ENDED      ENDED
POLARIS II A-CLASS PORTFOLIOS      4/30/09    4/30/10
------------------------------------------------------
------------------------------------------------------

LORD ABBETT MID CAP VALUE - LASF Class VC Shares
(Inception Date - 5/1/02)
  Beginning AUV.................     14.292      9.091
                                     14.080      8.933
  Ending AUV....................      9.091     13.089
                                      8.933     12.830
  Ending Number of AUs..........  5,899,055  4,991,781
                                    434,728    379,940
------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1
Shares
(Inception Date - 11/1/99)
  Beginning AUV.................     11.697      7.959
                                     11.493      7.800
  Ending AUV....................      7.959     10.705
                                      7.800     10.465
  Ending Number of AUs..........    346,626    389,634
                                     41,953     43,086
------------------------------------------------------
MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV.................     16.059     12.638
                                     15.771     12.380
  Ending AUV....................     12.638     15.674
                                     12.380     15.315
  Ending Number of AUs..........  7,512,483  6,581,973
                                    588,212    536,316
------------------------------------------------------
MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.................      9.688      6.420
                                      9.515      6.290
  Ending AUV....................      6.420      8.979
                                      6.290      8.775
  Ending Number of AUs..........    332,920    369,613
                                     28,782     45,931
------------------------------------------------------
REAL ESTATE - SAST Class 1 Shares
(Inception Date - 2/7/00)
  Beginning AUV.................     33.460     16.906
                                     32.874     16.569
  Ending AUV....................     16.906     26.381
                                     16.569     25.790
  Ending Number of AUs..........    179,780    138,210
                                     10,418      9,267
------------------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 8/21/00)
  Beginning AUV.................      2.419      1.570
                                      2.375      1.538
  Ending AUV....................      1.570      2.212
                                      1.538      2.162
  Ending Number of AUs..........    149,338    183,965
                                     11,983     21,359
------------------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV.................     12.517      7.819
                                     12.306      7.668
  Ending AUV....................      7.819     10.555
                                      7.668     10.325
  Ending Number of AUs..........     56,516     45,651
                                      5,020      4,534
------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units


                 The Separate Account has a fiscal year end of April 30.

                                    FISCAL      FISCAL    FISCAL     FISCAL     FISCAL     FISCAL      FISCAL      FISCAL
                                     YEAR        YEAR      YEAR       YEAR       YEAR       YEAR        YEAR        YEAR
                                    ENDED       ENDED     ENDED      ENDED      ENDED       ENDED       ENDED       ENDED
POLARIS II A-CLASS PORTFOLIOS      4/30/01     4/30/02   4/30/03    4/30/04    4/30/05     4/30/06     4/30/07     4/30/08
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(Inception Date - 11/10/99)
  Beginning AUV...............  (a) $   10.42    9.735      9.735     10.471     11.563      12.571      13.892      15.277
                                (b) $   10.54    9.735      9.711     10.420     11.477     12.446       13.720      15.050
  Ending AUV..................  (a) $    9.74    9.735     10.471     11.563     12.571      13.892      15.277      15.599
                                (b) $    9.74    9.711     10.420     11.477     12.446     13.720       15.050      15.330
  Ending Number of AUs........  (a)    31,309   42,247     63,528    126,343    241,802     338,864     351,732     353,212
                                (b)        --    3,483      6,051     14,716     17,004      20,271      20,442      17,386
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT CAPITAL GROWTH - VKT Class II Shares*
(Inception Date - 10/15/01)
  Beginning AUV...............  (a) $     N/A   10.000      9.449      7.332      8.514      8.603       10.372      10.477
                                (b) $           10.000      9.471      7.331      8.491       8.559      10.293      10.371
  Ending AUV..................  (a) $     N/A    9.449      7.332      8.514      8.603     10.372       10.477      11.075
                                (b) $            9.471      7.331      8.491      8.559      10.293      10.371      10.936
  Ending Number of AUs........  (a)       N/A   51,578    221,473    568,055    738,594     814,588     746,616     630,256
                                (b)             13,454     39,858     76,046     81,765      83,102      71,964      68,855
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK - VKT Class II Shares*
(Inception Date - 10/15/01)
  Beginning AUV...............  (a) $     N/A   10.000     10.027      8.408     10.799      11.995      13.357      15.336
                                (b) $           10.000     10.017      8.378     10.734      11.894      13.211      15.131
  Ending AUV..................  (a) $     N/A   10.027      8.408     10.799     11.995      13.357      15.336      13.302
                                (b) $           10.017      8.378     10.734     11.894      13.211      15.131      13.092
  Ending Number of AUs........  (a)       N/A  458,910  1,732,236  4,509,831  9,483,533  14,410,178  15,024,959  13,371,169
                                (b)             30,268    145,026    462,772    846,244   1,066,825   1,063,100     922,881
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME - VKT Class II Shares*
(Inception Date - 10/15/01)
  Beginning AUV...............  (a) $     N/A   10.000     10.807      9.051     11.287      12.623      14.660      16.822
                                (b) $           10.000     10.776      9.003     11.199      12.494      14.473      16.567
  Ending AUV..................  (a) $     N/A   10.807      9.051     11.287     12.623      14.660      16.822      15.388
                                (b) $           10.776      9.003     11.199     12.494      14.473      16.567      15.116
  Ending Number of AUs........  (a)       N/A  187,349    977,264  2,967,167  6,430,178  10,216,580  10,982,033   9,986,188
                                (b)             21,215    124,050    313,207    575,351     866,068     873,501     750,725
---------------------------------------------------------------------------------------------------------------------------
                                  FISCAL      FISCAL
                                   YEAR        YEAR
                                   ENDED      ENDED
POLARIS II A-CLASS PORTFOLIOS     4/30/09    4/30/10
-----------------------------------------------------
-----------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(Inception Date - 11/10/99)
  Beginning AUV...............      15.599     16.622
                                    15.330     16.294
  Ending AUV..................      16.622     18.317
                                    16.294     17.911
  Ending Number of AUs........     795,037    960,283
                                    34,458     57,174
-----------------------------------------------------
VAN KAMPEN LIT CAPITAL GROWTH - VKT Class II Shares*
(Inception Date - 10/15/01)
  Beginning AUV...............      11.075      7.116
                                    10.936      7.009
  Ending AUV..................       7.116     10.360
                                     7.009     10.179
  Ending Number of AUs........     522,361    513,670
                                    63,843     56,874
-----------------------------------------------------
VAN KAMPEN LIT COMSTOCK - VKT Class II Shares*
(Inception Date - 10/15/01)
  Beginning AUV...............      13.302      8.709
                                    13.092      8.550
  Ending AUV..................       8.709     12.243
                                     8.550     11.989
  Ending Number of AUs........  10,586,387  8,894,638
                                   774,326    662,081
-----------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME - VKT Class II
Shares*
(Inception Date - 10/15/01)
  Beginning AUV...............      15.388     10.260
                                    15.116     10.054
  Ending AUV..................      10.260     14.426
                                    10.054     14.101
  Ending Number of AUs........   8,089,285  7,037,061
                                   653,266    556,547
-----------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.


                 * On June 1, 2010, (1) Van Kampen LIT Capital Growth, Class II Shares was renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares was renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares; (3) Van Kampen LIT Growth and Income, Class II Shares was renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; and (4) the trust for these Variable Portfolios was changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


DEATH BENEFIT DEFINED TERMS


Capitalized terms used in this Appendix have the same meaning as they have in the Death Benefit section of the prospectus.

The term "Continuation Net Purchase Payments" is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any.


The term "withdrawals" as used in describing the death benefits following spousal continuation options is defined as withdrawals and the fees and charges applicable to those withdrawals.



For contracts issued prior to June 1, 2004, the term "Continuation Contribution" applies to the Death Benefit Following Spousal Continuation. Upon the Spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original Owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original Owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations.



The Company does not accept Gross Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Gross Purchase Payments are received on or after your 86th birthday.



THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER JUNE 1, 2004:


A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1.  PURCHASE PAYMENT ACCUMULATION OPTION

          If the original Owner of the contract elected the Purchase Payment Accumulation option, and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

          a.  Contract value; or

          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; reduced for any withdrawals and increased by any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or


          c. Contract value on the seventh contract anniversary (from the issue date of the original Owner), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus any Continuation Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.



          d. Contract value on the Continuation Date plus Gross Continuation Purchase Payments reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday.


          If the Continuing Spouse is age 75-82 on the Continuation Date, then the death benefit will be the greatest of:

          a.  Contract value; or


          b. Contract value on the Continuation Date plus Gross Continuation Purchase Payments reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or



          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Continuation Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greatest of:

          a.  Contract value; or

          b.  the lesser of:


             (1) Contract value on the Continuation Date plus Gross Continuation
                 Purchase Payments reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or


             (2) 125% of the contract value.

          If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, under the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.

     2.  MAXIMUM ANNIVERSARY VALUE OPTION

          If the original Owner of the contract elected the Maximum Anniversary Value option, and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

          a.  Contract value; or


          b. Contract value on the Continuation Date plus Gross Continuation Purchase Payments reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or



          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Continuation Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.


          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:

          a.  Contract value; or

          b.  the lesser of:


             (3) Contract value on the Continuation Date plus Gross Continuation
                 Purchase Payments reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or


             (4) 125% of the contract value.


If the Continuing Spouse is age 86 or older on the Continuation Date or 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their Beneficiary will receive only the contract value.



THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 24, 2001 AND JUNE 1, 2004:



     1.  PURCHASE PAYMENT ACCUMULATION OPTION



          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:



          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b.  Continuation Net Purchase Payments; or



          c. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Continuation Net Purchase Payments recorded after the date of death; and reduced by any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or



          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Continuation Net Purchase Payments since the seventh contract anniversary and reduced for any withdrawals recorded after the seventh contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Continuation Net Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.



          If a Continuation Contribution is NOT added on the Continuation Date, the death benefit is the greater of:



          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b. Total Gross Continuation Purchase Payments reduced by any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or



          c. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Continuation Net Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal; or



          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Continuation Net Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Continuation Net Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.



     2. MAXIMUM ANNIVERSARY VALUE OPTION - if the Continuing Spouse is below age 90 at the time of death, and:



          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:



          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b.  Continuation Net Purchase Payments; or



          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Continuation Net Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



          If a Continuation Contribution is NOT added on the Continuation Date, the death benefit is the greatest of:



          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b. Total Gross Continuation Purchase Payments reduced by withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or



          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Continuation Net Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.



          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.



THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:



     1.  PURCHASE PAYMENT ACCUMULATION OPTION

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:



          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b.  Total Gross Continuation Purchase Payments less withdrawals;



          c. The contract value on the Continuation Date (including the Continuation Contribution) plus any Continuation Net Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Continuation Net Purchase Payments minus withdrawals recorded after the date of death; or



          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Continuation Net Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Continuation Net Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment if received on the Continuation Date.



          If a Continuation Contribution is NOT added on the Continuation Date, the death benefit is the greater of:



          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b.  Total Gross Continuation Purchase Payments less withdrawals;



          c. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the contract issue date) plus any Continuation Net Purchase Payments minus withdrawals recorded after the date of death; or



          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Continuation Net Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the contract issue date) plus any Continuation Net Purchase Payments less withdrawals recorded after the date of death.



     2.  MAXIMUM ANNIVERSARY VALUE OPTION



          If the Continuing Spouse is below age 90 at the time of death, and if a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:



          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or



          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Continuation Net Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



          If the Continuing Spouse is below age 90 at the time of death and if a Continuation Contribution is NOT added on the Continuation Date, the death benefit is the greater of:



          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b.  Net Purchase Payments received since the original issue date; or



          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Continuation Net Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.


B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary Value option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:


----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------



On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years     25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.

What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

     where:

          I is the interest rate you are earning on the money invested in the Fixed Account;

          J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

          N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

          L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

     - If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

     - If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

     -   If a withdrawal or transfer is made to pay contract fees and charges;

     -   To pay a death benefit; and

     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                     FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This table assumes $100,000 initial investment, net of sales charges, in a Non-qualified contract with no withdrawals, additional Purchase Payments or premium taxes.

--------------------------------------------------------------------------------------------------------------------------
IF AT ISSUE                    MINIMUM ANNUAL INCOME IF YOU ELECT TO RECEIVE INCOME PAYMENTS ON CONTRACT ANNIVERSARY
YOU ARE                             7                       10                       15                       20
--------------------------------------------------------------------------------------------------------------------------
Male                              6,108                    6,672                    7,716                    8,832
age 60*
--------------------------------------------------------------------------------------------------------------------------
Female                            5,388                    5,880                    6,900                    8,112
age 60*
--------------------------------------------------------------------------------------------------------------------------
Joint**                           4,716                    5,028                    5,544                    5,928
Male-60
Female-60
--------------------------------------------------------------------------------------------------------------------------


 * Life annuity with 10 years guaranteed
** Joint and survivor life annuity with 20 years guaranteed

   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
            APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------



------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION              STATES
------------------------------------------------------------------------------------
 Free Look                  If you reside in Arizona and are age 65   Arizona
                            or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Free Look                  If you reside in California and are age   California
                            60 or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Letter of Intent           Letter of Intent is not applicable.       Oregon
                                                                      Texas
                                                                      Washington
------------------------------------------------------------------------------------
 Market Value Adjustment    L equal to 0.0025                         Florida
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0.50%    California
                            for Qualified contracts and 2.35% for
                            Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Maine
                            Qualified contracts and 2.0% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Nevada
                            Qualified contracts and 3.5% for Non-
                            Qualified contracts based on contract
                            value when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                For the first $500,000 in the contract,   South Dakota
                            we deduct premium tax charges of 0% for
                            Qualified contracts and 1.25% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase. For any amount in excess
                            of $500,000 in the contract, we deduct
                            front-end premium tax charges of 0% for
                            Qualified contracts and 0.80% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 1.0%     West Virginia
                            for Qualified contracts and 1.0% for
                            Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Wyoming
                            Qualified contracts and 1.0% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Pennsylvania
                            incur a $10 transfer fee.                 Texas
------------------------------------------------------------------------------------

  Please forward a copy (without charge) of the Polaris(II) A-Class Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to: SunAmerica Annuity and Life Assurance Company, Annuity Service Center, P.O. Box 54299,
  Los Angeles, California 90054-0299

                        [POLARIS(II) ASSET MANAGER LOGO]
                                   PROSPECTUS
                                 AUGUST 27, 2010

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               in connection with
                         VARIABLE ANNUITY ACCOUNT SEVEN

This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the Anchor Series Trust ("AST") and the SunAmerica Series Trust ("SAST").


UNDERLYING FUNDS:                                MANAGED BY:
     Aggressive Growth                           Wells Capital Management Incorporated
     Alliance Growth                             AllianceBernstein L.P.
     Asset Allocation                            Edge Asset Management, Inc.
     Balanced                                    J.P. Morgan Investment Management Inc.
     Blue Chip Growth                            SunAmerica Asset Management Corp.
     Capital Appreciation                        Wellington Management Company, LLP
     Capital Growth                              OppenheimerFunds, Inc.
     Cash Management                             BofA Advisors, LLC(2)
     Corporate Bond                              Federated Investment Management Company
     Davis Venture Value                         Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(1)                    SunAmerica Asset Management Corp.
     Emerging Markets                            Putnam Investment Management, LLC
     Equity Opportunities                        OppenheimerFunds, Inc.
     Fundamental Growth                          Wells Capital Management Incorporated
     Global Bond                                 Goldman Sachs Asset Management International
     Global Equities                             J.P. Morgan Investment Management Inc.
     Government and Quality Bond                 Wellington Management Company, LLP
     Growth Opportunities                        Invesco Advisers, Inc.(3)
     Growth                                      Wellington Management Company, LLP
     Growth-Income                               AllianceBernstein L.P.
     High-Yield Bond                             PineBridge Investments LLC(4)
     International Diversified Equities          Morgan Stanley Investment Management, Inc.
     International Growth & Income               Putnam Investment Management, LLC
     MFS Massachusetts Investors Trust(1)        Massachusetts Financial Services Company
     MFS Total Return                            Massachusetts Financial Services Company
     Mid-Cap Growth                              J.P. Morgan Investment Management Inc.
     Real Estate                                 Davis Selected Advisers, L.P.
     Technology                                  Columbia Management Investment Advisers, LLC(2)
     Telecom Utility                             Massachusetts Financial Services Company
     Total Return Bond                           Pacific Investment Management Company LLC




This contract is no longer available for purchase by new contract owners.





(1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.



(2) On May 1, 2010, Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC ("CMA"), sold a portion of the asset management business to Ameriprise Financial, Inc. Upon the closing of the transaction, the Technology Variable Portfolio, changed investment managers from CMA to RiverSource Investments, LLC ("RiverSource"). RiverSource changed its name to Columbia Management Investment Advisers, LLC upon or shortly after the transaction closing. As part of this transaction, the Cash Management Variable Portfolio's investment adviser, CMA, changed its name to BofA Advisors, LLC.



(3) On June 1, 2010, the investment manager of the Growth Opportunities Variable Portfolio changed from Morgan Stanley Investment Management Inc. to Invesco Advisers, Inc.



(4) On March 29, 2010, the investment manager of the High-Yield Bond Variable Portfolio changed from SunAmerica Asset Management Corp. to PineBridge Investments LLC.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 27, 2010. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



GLOSSARY...................................................................    3
HIGHLIGHTS.................................................................    4
FEE TABLE..................................................................    5
     Maximum Owner Transaction Expenses....................................    5
     Contract Maintenance Fee..............................................    5
     Separate Account Annual Expenses......................................    5
     Underlying Fund Expenses..............................................    5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................    6
THE POLARIS(II) ASSET MANAGER VARIABLE ANNUITY.............................    7
PURCHASING A POLARIS(II) ASSET MANAGER VARIABLE ANNUITY....................    7
     Allocation of Purchase Payments.......................................    8
     Accumulation Units....................................................    9
     Right to Examine......................................................    9
     Exchange Offers.......................................................    9
     Important Information for Military Servicemembers.....................    9
INVESTMENT OPTIONS.........................................................   10
     Variable Portfolios...................................................   10
          Anchor Series Trust..............................................   10
          SunAmerica Series Trust..........................................   10
     Substitution, Addition or Deletion of Variable Portfolios.............   12
     Fixed Accounts........................................................   12
     Dollar Cost Averaging Fixed Accounts..................................   12
     Dollar Cost Averaging Program.........................................   13
     Transfers During the Accumulation Phase...............................   13
     Automatic Asset Rebalancing Program...................................   15
     Return Plus Program...................................................   16
     Voting Rights.........................................................   16
ACCESS TO YOUR MONEY.......................................................   16
     Systematic Withdrawal Program.........................................   17
     Minimum Contract Value................................................   17
     Qualified Contract Owners.............................................   17
DEATH BENEFIT..............................................................   17
     Death Benefit Defined Terms...........................................   18
     Death Benefit Options.................................................   18
     Optional EstatePlus Benefit...........................................   19
     Spousal Continuation..................................................   20
EXPENSES...................................................................   21
     Separate Account Expenses.............................................   21
     Underlying Fund Expenses..............................................   21
     Transfer Fee..........................................................   21
     Optional EstatePlus Fee...............................................   21
     Premium Tax...........................................................   21
     Income Taxes..........................................................   21
     Reduction or Elimination of Fees, Expenses and Additional Amounts
            Credited.......................................................   21
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT...................   22
ANNUITY INCOME OPTIONS.....................................................   23
     Annuity Date..........................................................   23
     Annuity Income Options................................................   23
     Fixed or Variable Annuity Income Payments.............................   24
     Annuity Income Payments...............................................   24
     Transfers During the Income Phase.....................................   24
     Deferment of Payments.................................................   25
TAXES......................................................................   25
     Annuity Contracts in General..........................................   25
     Tax Treatment of Distributions - Non-Qualified Contracts..............   25
     Tax Treatment of Distributions - Qualified Contracts..................   26
     Required Minimum Distributions........................................   27
     Tax Treatment of Death Benefits.......................................   28
     Contracts Owned by a Trust or Corporation.............................   28
     Gifts, Pledges and/or Assignments of a Contract.......................   28
     Diversification and Investor Control..................................   29
OTHER INFORMATION..........................................................   29
     The Distributor.......................................................   29
     The Company...........................................................   29
     The Separate Account..................................................   30
     The General Account...................................................   31
     Guarantee of Insurance Obligations....................................   31
     Financial Statements..................................................   31
     Administration........................................................   32
     Legal Proceedings.....................................................   33
     Registration Statements...............................................   33
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...................   33
APPENDIX A - CONDENSED FINANCIAL INFORMATION...............................  A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.................  B-1
APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")...............................  C-1
APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY................  D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.


GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.


INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the Anchor Series Trust and the SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) Asset Manager Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. PLEASE SEE FREE LOOK IN THE PROSPECTUS.


EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. You may be charged a fee by your RIA for the services he or she provides to you. That fee is independent of the fees and charges that will be incurred as a result of your purchase of this variable annuity. PLEASE SEE FEE TABLE, PURCHASING A POLARIS(II) ASSET MANAGER VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES


WITHDRAWAL/SALES CHARGE....................  None


TRANSFER FEE

$25 per transfer after the first 18 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE..................................................  None

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


Mortality and Expense Risk Fees..........   0.70%
Distribution Expense Fee.................   0.15%
Optional EstatePlus Fee(2)...............   0.25%
                                            -----
     TOTAL SEPARATE ACCOUNT ANNUAL
       EXPENSES(3).......................   1.10%
                                            =====





UNDERLYING FUND EXPENSES (AS OF JANUARY 31, 2010)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES                               MINIMUM   MAXIMUM
-----------------------------------------------                               -------   -------
(expenses that are deducted from Trust Assets, including management fees,
and other expenses)........................................................    0.51%     1.31%




FOOTNOTES TO THE FEE TABLE:


(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.


(2) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 0.85%.



(3) If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.10%, (including EstatePlus) and investment in an Underlying Fund with total expenses of 1.31%)


(1) If you do not surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $244       $751      $1,285     $2,746



(2) If you do not surrender or annuitize your contract at the end of the applicable time period(3):


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $244       $751      $1,285     $2,746





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 0.85%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.51%)


(1)  If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $138       $431       $745      $1,635



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $138       $431       $745      $1,635



EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume separate account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples. These examples do not reflect any fees charged by your RIA for the services he or she provides to you.

3. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          THE POLARIS(II) ASSET MANAGER
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you annuitize your contract and start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     PURCHASING A POLARIS(II) ASSET MANAGER
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

-------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
-------------------------------------------------------------------
      Qualified                $2,000                  $250
-------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
-------------------------------------------------------------------




Also, once you have contributed at least the minimum initial Purchase Payment, you can establish an optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.00.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

We may not issue a contract to anyone age 91 or older on the contract issue date. In general, we will not issue a

Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, you may not elect EstatePlus if you are age 81 or older at the time of contract issue. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION FOR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.

ASSIGNMENT OF THE CONTRACT

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI").

More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     ANCHOR SERIES TRUST - CLASS 1

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     SUNAMERICA SERIES TRUST - CLASS 1

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

               (SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                      MANAGED BY:                                     TRUST    ASSET CLASS
----------------                      -----------                                     -----    -----------
Aggressive Growth                     Wells Capital Management Incorporated           SAST     STOCK
Alliance Growth                       AllianceBernstein L.P.                          SAST     STOCK
Asset Allocation                      Edge Asset Management, Inc.                     AST      BALANCED
Balanced                              J.P. Morgan Investment Management Inc.          SAST     BALANCED
Blue Chip Growth                      SunAmerica Asset Management Corp.               SAST     STOCK
Capital Appreciation                  Wellington Management Company, LLP              AST      STOCK
Capital Growth                        OppenheimerFunds, Inc.                          SAST     STOCK
Cash Management                       BofA Advisors, LLC                              SAST     CASH
Corporate Bond                        Federated Investment Management Company         SAST     BOND
Davis Venture Value                   Davis Selected Advisers, L.P.                   SAST     STOCK
"Dogs" of Wall Street                 SunAmerica Asset Management Corp.               SAST     STOCK
Emerging Markets                      Putnam Investment Management, LLC               SAST     STOCK
Equity Opportunities                  OppenheimerFunds, Inc.                          SAST     STOCK
Fundamental Growth                    Wells Capital Management Incorporated           SAST     STOCK
Global Bond                           Goldman Sachs Asset Management International    SAST     BOND
Global Equities                       J.P. Morgan Investment Management Inc.          SAST     STOCK
Government and Quality Bond           Wellington Management Company, LLP              AST      BOND
Growth Opportunities                  Invesco Advisers, Inc.                          SAST     STOCK
Growth                                Wellington Management Company, LLP              AST      STOCK
Growth-Income                         AllianceBernstein L.P.                          SAST     STOCK
High-Yield Bond                       PineBridge Investments LLC                      SAST     BOND
International Diversified Equities    Morgan Stanley Investment Management, Inc.      SAST     STOCK
International Growth & Income         Putnam Investment Management, LLC               SAST     STOCK
MFS Massachusetts Investors Trust     Massachusetts Financial Services Company        SAST     STOCK
MFS Total Return                      Massachusetts Financial Services Company        SAST     BALANCED
Mid-Cap Growth                        J.P. Morgan Investment Management Inc.          SAST     STOCK
Real Estate                           Davis Selected Advisers, L.P.                   SAST     STOCK
Technology                            Columbia Management Investment Advisers, LLC    SAST     STOCK
Telecom Utility                       Massachusetts Financial Services Company        SAST     STOCK
Total Return Bond                     Pacific Investment Management Company LLC       SAST     BOND






YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.


We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.


There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If your contract offered Fixed Accounts subject to a market value adjustment, please see the Market Value Adjustment ("MVA") Appendix in this prospectus for additional information.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 18 transfers. We charge for transfers in excess of 18 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 5 transfers in a rolling 6-month look-back period ("6-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 5th transfer in a 6-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 5th transfer in a 6-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2009 and within the previous six months (from February 17, 2009 forward) you made 5 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2009 must be submitted by U.S. Mail (from August 17, 2009 through August 16,
2010).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer ("Default Rebalancing Instructions"). For example, your current contract value is allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the stock Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable;
(4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner/Annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.


A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.



EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS



The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.



A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.



If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.



OTHER BENEFICIARY CONTINUATION OPTIONS



Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-Qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).



Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.



DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

DEATH BENEFIT OPTIONS


This contract provides two death benefit options: the Purchase Payment Accumulation option and the Maximum Anniversary Value option. In addition, you may also elect the optional EstatePlus benefit, described below. These elections must have been made at the time you purchased your contract and once made, cannot be changed or terminated.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED ON OR AFTER OCTOBER 24, 2001:


OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

The death benefit is the greatest of:

     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Purchase Payments reduced by any withdrawal in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and selected the Maximum Anniversary Value death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of the Maximum Anniversary Value option if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.




THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED BEFORE OCTOBER 24, 2001:



OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION



The death benefit is the greater of:



     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2. Purchase Payments less withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or



     3. the contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.



OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION



The death benefit is the greater of:



     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2. Purchase Payments less withdrawals; or



     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals since that contract anniversary.



If you are age 90 or older at the time of death and selected the Maximum Anniversary Value option death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this option if you are age 81 or older at the time of contract issue or you are age 90 or older at the time of your death.


OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract. This benefit is not available for election in Washington.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0 - 4                      25% of Earnings         40% of Net Purchase Payments
----------------------------------------------------------------------------------------
 Years 5 - 9                      40% of Earnings         65% of Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+                        50% of Earnings         75% of Net Purchase Payments*
----------------------------------------------------------------------------------------




The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years               25% of Earnings         40% of Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A

DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

TRANSFER FEE

We permit 18 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PAYMENTS IN CONNECTION WITH DISTRIBUTION
                                 OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2009 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive two kinds of payments described below.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your income option. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE INTERNAL REVENUE TAX CODE, IRS REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE IRS AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified contracts that are issued by us to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could in the future take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE DISTRIBUTOR


SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.


THE COMPANY

SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.

For details regarding name changes and redomestication of the Company, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.

OWNERSHIP STRUCTURE OF THE COMPANY

SunAmerica Annuity is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation.

American International Group is an international insurance organization with operations in more than 130 countries and jurisdictions. Its activities include commercial, institutional and individual property-casualty, life insurance, and retirement services around the world. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), became the controlling stockholder of

American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The change of control does not in any way alter the Company's obligations to you.

Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern during this period. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades that occurred late in the third quarter of 2008 and American International Group's restructuring plan, and other American International Group-related news also has had an impact on the Company's operations.

The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

SunAmerica Annuity originally established Variable Annuity Account Seven under Arizona law on August 28, 1998.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable

Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group.

FINANCIAL STATEMENTS

There are four sets of financial statements described below that are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTOR

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. PLEASE SEE GUARANTEE OF INSURANCE OBLIGATIONS ABOVE.

AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT

American International Group's annual report is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.


The consolidated financial statements and financial statement schedules incorporated into this prospectus by reference to American International Group's Current Report on Form 8-K dated August 6, 2010 and management's assessment of the effectiveness of internal control over financial reporting incorporated into this prospectus by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2009, have been so incorporated in reliance upon the report (which contains an explanatory paragraph relating to American International Group's dependence upon the continued financial support of the U.S. government) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account, and Guarantor are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract owners to read and understand the financial statements.

The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.

American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and American International Group's website at http://www.aig.com.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

Along with other companies, SunAmerica Annuity has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. SunAmerica Annuity is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. SunAmerica Annuity is cooperating fully with the investigation. The impact of this matter, if any, on SunAmerica Annuity's financial position cannot be reasonably estimated at this time.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI is listed below.



Separate Account and the Company
General Account
Support Agreement Between the Company and American International Group
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                           INCEPTION TO       ENDED            ENDED            ENDED            ENDED            ENDED
                              4/30/00        4/30/01          4/30/02          4/30/03          4/30/04          4/30/05
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    14.14  (a)  $   10.166  (a)  $    7.753  (a)  $    6.307  (a)  $    7.730
                                         (b)  $    11.78  (b)  $   10.162  (b)  $    7.740  (b)  $    6.281  (b)  $     7.67
  Ending AUV.............       14.14    (a)  $    10.17  (a)  $    7.753  (a)  $    6.307  (a)  $    7.730  (a)  $    8.508
                                         (b)  $    10.16  (b)  $    7.740  (b)  $    6.281  (b)  $    7.678  (b)  $    8.430
  Ending Number of AUs...      49,324    (a)     207,783  (a)     207,493  (a)     142,222  (a)     180,321  (a)     200,065
                                         (b)         365  (b)       1,492  (b)       6,373  (b)      12,138  (b)      11,309
----------------------------------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........       10.00    (a)  $    11.75  (a)  $    8.502  (a)  $    6.812  (a)  $    5.728  (a)  $    6.430
                                         (b)  $     9.76  (b)  $    8.498  (b)  $    6.791  (b)  $    5.697  (b)  $    6.379
  Ending AUV.............       11.75    (a)  $     8.50  (a)  $    6.812  (a)  $    5.728  (a)  $    6.430  (a)  $    6.523
                                         (b)  $     8.50  (b)  $    6.791  (b)  $    5.697  (b)  $    6.379  (b)  $    6.455
  Ending Number of AUs...     423,804    (a)   2,004,620  (a)   2,695,963  (a)   2,297,444  (a)   1,944,993  (a)   1,483,547
                                         (b)      10,150  (b)     111,553  (b)     133,969  (b)     138,351  (b)     117,667
----------------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 11/12/99)
  Beginning AUV..........       10.00    (a)  $    10.34  (a)  $    9.975  (a)  $    9.613  (a)  $    9.320  (a)  $   11.082
                                         (b)  $    10.35  (b)  $    9.975  (b)  $    9.590  (b)  $    9.274  (b)  $   10.999
  Ending AUV.............       10.34    (a)  $     9.97  (a)  $    9.613  (a)  $    9.320  (a)  $   11.082  (a)  $   11.779
                                         (b)  $     9.97  (b)  $    9.590  (b)  $    9.274  (b)  $   10.999  (b)  $   11.661
  Ending Number of AUs...      14,781    (a)     112,976  (a)     245,567  (a)     246,399  (a)     324,870  (a)     391,287
                                         (b)          --  (b)      23,126  (b)      24,587  (b)      12,280  (b)      13,285
----------------------------------------------------------------------------------------------------------------------------

BALANCED - SAST Class 1 Shares
(formerly SunAmerica Balanced)
(Inception Date - 10/28/99)
  Beginning AUV..........       10.00    (a)  $    11.01  (a)  $    9.336  (a)  $    8.175  (a)  $    7.437  (a)  $    8.207
                                         (b)  $    10.08  (b)  $    9.333  (b)  $    8.152  (b)  $    7.398  (b)  $    8.143
  Ending AUV.............       11.01    (a)  $     9.34  (a)  $    8.175  (a)  $    7.437  (a)  $    8.207  (a)  $    8.489
                                         (b)  $     9.33  (b)  $    8.152  (b)  $    7.398  (b)  $    8.143  (b)  $    8.401
  Ending Number of AUs...      93,619    (a)     431,856  (a)     632,064  (a)     550,347  (a)     530,846  (a)     538,668
                                         (b)         265  (b)      19,591  (b)      24,362  (b)      27,544  (b)      30,592
----------------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 9/5/00)
  Beginning AUV..........         N/A    (a)  $    10.00  (a)  $    7.109  (a)  $    5.642  (a)  $    4.604  (a)  $    5.371
                                         (b)  $     8.03  (b)  $    7.105  (b)  $    5.625  (b)  $    4.578  (b)  $    5.327
  Ending AUV.............         N/A    (a)  $     7.11  (a)  $    5.642  (a)  $    4.604  (a)  $    5.371  (a)  $    5.292
                                         (b)  $     7.10  (b)  $    5.625  (b)  $    4.578  (b)  $    5.327  (b)  $    5.236
  Ending Number of AUs...         N/A    (a)      30,980  (a)     109,746  (a)     155,299  (a)     177,965  (a)     241,276
                                         (b)         335  (b)      10,661  (b)       9,776  (b)      23,464  (b)      27,066
----------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........       10.00    (a)  $    14.03  (a)  $   11.590  (a)  $    9.861  (a)  $    8.681  (a)  $   10.676
                                         (b)  $    12.97  (b)  $   11.585  (b)  $    9.822  (b)  $    8.625  (b)  $   10.581
  Ending AUV.............       14.03    (a)  $    11.59  (a)  $    9.861  (a)  $    8.681  (a)  $   10.676  (a)  $   10.759
                                         (b)  $    11.59  (b)  $    9.822  (b)  $    8.625  (b)  $   10.581  (b)  $   10.637
  Ending Number of AUs...     226,697    (a)   1,301,826  (a)   2,010,220  (a)   2,242,839  (a)   3,348,839  (a)   5,011,960
                                         (b)      11,589  (b)     112,490  (b)     193,637  (b)     339,695  (b)     470,268
----------------------------------------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 1 Shares
(formerly Goldman Sachs Research)
(Inception Date - 8/1/00)
  Beginning AUV..........         N/A    (a)  $    10.00  (a)  $    8.715  (a)  $    6.088  (a)  $    5.244  (a)  $    6.436
                                         (b)  $     9.76  (b)  $    8.716  (b)  $    6.072  (b)  $    5.216  (b)  $    6.386
  Ending AUV.............         N/A    (a)  $     8.72  (a)  $    6.088  (a)  $    5.244  (a)  $    6.436  (a)  $    6.560
                                         (b)  $     8.72  (b)  $    6.072  (b)  $    5.216  (b)  $    6.386  (b)  $    6.493
  Ending Number of AUs...         N/A    (a)      31,175  (a)      80,348  (a)      76,812  (a)     117,350  (a)     166,184
                                         (b)         326  (b)       7,463  (b)      10,045  (b)      10,208  (b)      12,093
----------------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..........       10.00    (a)  $    10.20  (a)  $   10.707  (a)  $   10.891  (a)  $   10.923  (a)  $   10.891
                                         (b)  $    10.60  (b)  $   10.710  (b)  $   10.886  (b)  $   10.891  (b)  $   10.832
  Ending AUV.............       10.20    (a)  $    10.71  (a)  $   10.891  (a)  $   10.923  (a)  $   10.891  (a)  $   10.945
                                         (b)  $    10.71  (b)  $   10.886  (b)  $   10.891  (b)  $   10.832  (b)  $   10.857
  Ending Number of AUs...       3,737    (a)      58,423  (a)     171,876  (a)     321,915  (a)     375,789  (a)     510,350
                                         (b)         495  (b)       5,858  (b)      43,742  (b)      44,481  (b)      31,888
----------------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                                FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                   ENDED            ENDED            ENDED            ENDED            ENDED
                                                  4/30/06          4/30/07          4/30/08          4/30/09          4/30/10
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.............................  (a) $    8.508   (a) $   10.498   (a) $   11.869   (a) $    9.638   (a) $    5.247
                                              (b) $    8.430   (b) $   10.376   (b) $   11.702   (b) $    9.478   (b) $    5.147
  Ending AUV................................  (a) $   10.498   (a) $   11.869   (a) $    9.638   (a) $    5.247   (a) $    7.819
                                              (b) $   10.376   (b) $   11.702   (b) $    9.478   (b) $    5.147   (b) $    7.651
  Ending Number of AUs......................  (a)    229,246   (a)    219,154   (a)    194,796   (a)    158,071   (a)    147,180
                                              (b)     14,586   (b)     29,729   (b)     25,884   (b)     24,463   (b)     28,096
--------------------------------------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV.............................  (a) $    6.523   (a) $    8.324   (a) $    8.527   (a) $    8.511   (a) $    5.846
                                              (b) $    6.455   (b) $    8.216   (b) $    8.395   (b) $    8.359   (b) $    5.727
  Ending AUV................................  (a) $    8.324   (a) $    8.527   (a) $    8.511   (a) $    5.846   (a) $    7.870
                                              (b) $    8.216   (b) $    8.395   (b) $    8.359   (b) $    5.727   (b) $    7.690
  Ending Number of AUs......................  (a)  1,202,972   (a)  1,024,731   (a)    854,308   (a)    652,110   (a)    566,485
                                              (b)    107,665   (b)     80,533   (b)     68,051   (b)     52,827   (b)     41,321
--------------------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 11/12/99)
  Beginning AUV.............................  (a) $   11.779   (a) $   13.001   (a) $   14.435   (a) $   14.447   (a) $   11.306
                                              (b) $   11.661   (b) $   12.839   (b) $   14.221   (b) $   14.197   (b) $   11.083
  Ending AUV................................  (a) $   13.001   (a) $   14.435   (a) $   14.447   (a) $   11.306   (a) $   14.494
                                              (b) $   12.839   (b) $   14.221   (b) $   14.197   (b) $   11.083   (b) $   14.172
  Ending Number of AUs......................  (a)    456,585   (a)    486,982   (a)    481,226   (a)    472,482   (a)    417,402
                                              (b)     13,025   (b)     11,140   (b)     23,967   (b)     10,616   (b)     29,181
--------------------------------------------------------------------------------------------------------------------------------

BALANCED - SAST Class 1 Shares
(formerly SunAmerica Balanced)
(Inception Date - 10/28/99)
  Beginning AUV.............................  (a) $    8.489   (a) $    9.096   (a) $   10.180   (a) $    9.784   (a) $    7.537
                                              (b) $    8.401   (b) $    8.980   (b) $   10.025   (b) $    9.612   (b) $    7.385
  Ending AUV................................  (a) $    9.096   (a) $   10.180   (a) $    9.784   (a) $    7.537   (a) $    9.691
                                              (b) $    8.980   (b) $   10.025   (b) $    9.612   (b) $    7.385   (b) $    9.471
  Ending Number of AUs......................  (a)    515,685   (a)    483,642   (a)    435,401   (a)    413,958   (a)    363,058
                                              (b)     28,856   (b)     22,712   (b)     17,549   (b)     10,146   (b)      5,649
--------------------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 9/5/00)
  Beginning AUV.............................  (a) $    5.292   (a) $    5.884   (a) $    6.488   (a) $    6.476   (a) $    4.444
                                              (b) $    5.236   (b) $    5.808   (b) $    6.387   (b) $    6.359   (b) $    4.353
  Ending AUV................................  (a) $    5.884   (a) $    6.488   (a) $    6.476   (a) $    4.444   (a) $    5.916
                                              (b) $    5.808   (b) $    6.387   (b) $    6.359   (b) $    4.353   (b) $    5.781
  Ending Number of AUs......................  (a)    260,028   (a)    270,415   (a)    232,124   (a)    199,082   (a)    183,359
                                              (b)     28,597   (b)     19,462   (b)     16,625   (b)     12,454   (b)     13,361
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV.............................  (a) $   10.759   (a) $   13.607   (a) $   14.924   (a) $   16.248   (a) $   10.626
                                              (b) $   10.637   (b) $   13.419   (b) $   14.681   (b) $   15.943   (b) $   10.400
  Ending AUV................................  (a) $   13.607   (a) $   14.924   (a) $   16.248   (a) $   10.626   (a) $   15.398
                                              (b) $   13.419   (b) $   14.681   (b) $   15.943   (b) $   10.400   (b) $   15.033
  Ending Number of AUs......................  (a)  6,697,364   (a)  7,129,711   (a)  6,384,153   (a)  5,358,232   (a)  4,556,222
                                              (b)    526,791   (b)    526,320   (b)    494,392   (b)    423,691   (b)    375,032
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 1 Shares
(formerly Goldman Sachs Research)
(Inception Date - 8/1/00)
  Beginning AUV.............................  (a) $    6.560   (a) $    7.678   (a) $    8.798   (a) $    8.964   (a) $    5.567
                                              (b) $    6.493   (b) $    7.580   (b) $    8.664   (b) $    8.806   (b) $    5.454
  Ending AUV................................  (a) $    7.678   (a) $    8.798   (a) $    8.964   (a) $    5.567   (a) $    7.431
                                              (b) $    7.580   (b) $    8.664   (b) $    8.806   (b) $    5.454   (b) $    7.263
  Ending Number of AUs......................  (a)    235,585   (a)    235,114   (a)    205,959   (a)    201,408   (a)    202,762
                                              (b)     13,250   (b)     12,209   (b)     11,087   (b)     10,495   (b)     15,229
--------------------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV.............................  (a) $   10.945   (a) $   11.225   (a) $   11.679   (a) $   11.983   (a) $   11.954
                                              (b) $   10.857   (b) $   11.107   (b) $   11.527   (b) $   11.797   (b) $   11.740
  Ending AUV................................  (a) $   11.225   (a) $   11.679   (a) $   11.983   (a) $   11.954   (a) $   11.845
                                              (b) $   11.107   (b) $   11.527   (b) $   11.797   (b) $   11.740   (b) $   11.603
  Ending Number of AUs......................  (a)    804,706   (a)  1,151,031   (a)  1,842,296   (a)  2,984,921   (a)  1,192,912
                                              (b)     27,078   (b)     29,290   (b)     42,730   (b)    118,712   (b)     53,420
--------------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                           FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                           INCEPTION TO       ENDED            ENDED            ENDED            ENDED            ENDED
                              4/30/00        4/30/01          4/30/02          4/30/03          4/30/04          4/30/05
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 12/27/99)
  Beginning AUV..........       10.00    (a)  $    10.01  (a)  $   10.740  (a)  $   11.343  (a)  $   12.402  (a)  $   13.215
                                         (b)  $    10.64  (b)  $   10.734  (b)  $   11.305  (b)  $   12.330  (b)  $   13.105
  Ending AUV.............       10.01    (a)  $    10.74  (a)  $   11.343  (a)  $   12.402  (a)  $   13.215  (a)  $   13.780
                                         (b)  $    10.73  (b)  $   11.305  (b)  $   12.330  (b)  $   13.105  (b)  $   13.631
  Ending Number of AUs...       3,500    (a)      87,233  (a)     208,179  (a)     428,783  (a)   1,216,579  (a)   2,764,553
                                         (b)          90  (b)      40,808  (b)      62,702  (b)     142,952  (b)     234,296
----------------------------------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........       10.00    (a)  $    11.61  (a)  $   10.816  (a)  $    9.889  (a)  $    8.635  (a)  $   11.288
                                         (b)  $    11.59  (b)  $   10.807  (b)  $    9.857  (b)  $    8.585  (b)  $   11.195
  Ending AUV.............       11.61    (a)  $    10.82  (a)  $    9.889  (a)  $    8.635  (a)  $   11.288  (a)  $   12.307
                                         (b)  $    10.81  (b)  $    9.857  (b)  $    8.585  (b)  $   11.195  (b)  $   12.175
  Ending Number of AUs...     353,493    (a)   1,957,911  (a)   3,277,861  (a)   3,552,389  (a)   4,219,824  (a)   5,266,766
                                         (b)      16,912  (b)     167,991  (b)     274,799  (b)     431,379  (b)     543,292
----------------------------------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 1/3/00)
  Beginning AUV..........       10.00    (a)  $     9.51  (a)  $   10.714  (a)  $   11.602  (a)  $   10.025  (a)  $   12.541
                                         (b)  $    10.18  (b)  $   10.714  (b)  $   11.592  (b)  $    9.991  (b)  $   12.467
  Ending AUV.............        9.51    (a)  $    10.71  (a)  $   11.602  (a)  $   10.025  (a)  $   12.541  (a)  $   12.817
                                         (b)  $    10.71  (b)  $   11.592  (b)  $    9.991  (b)  $   12.467  (b)  $   12.709
  Ending Number of AUs...       3,381    (a)      30,007  (a)      69,011  (a)      74,185  (a)      60,730  (a)      71,462
                                         (b)          --  (b)       1,004  (b)      11,035  (b)       8,220  (b)       5,785
----------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - 11/10/99)
  Beginning AUV..........       10.00    (a)  $    11.53  (a)  $    8.062  (a)  $    8.844  (a)  $    7.355  (a)  $   11.021
                                         (b)  $     9.07  (b)  $    8.072  (b)  $    8.832  (b)  $    7.327  (b)  $   10.952
  Ending AUV.............       11.53    (a)  $     8.06  (a)  $    8.844  (a)  $    7.355  (a)  $   11.021  (a)  $   13.611
                                         (b)  $     8.07  (b)  $    8.832  (b)  $    7.327  (b)  $   10.952  (b)  $   13.492
  Ending Number of AUs...      16,356    (a)     152,174  (a)     132,773  (a)     102,396  (a)      81,009  (a)      83,882
                                         (b)       2,733  (b)       6,718  (b)      10,925  (b)       6,243  (b)       8,275
----------------------------------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 1 Shares
(formerly Federated American Leaders)
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    10.03  (a)  $   10.676  (a)  $    9.858  (a)  $    8.200  (a)  $   10.153
                                         (b)  $    10.78  (b)  $   10.674  (b)  $    9.829  (b)  $    8.156  (b)  $   10.073
  Ending AUV.............       10.03    (a)  $    10.68  (a)  $    9.858  (a)  $    8.200  (a)  $   10.153  (a)  $   10.805
                                         (b)  $    10.67  (b)  $    9.829  (b)  $    8.156  (b)  $   10.073  (b)  $   10.694
  Ending Number of AUs...      49,962    (a)     227,673  (a)     469,139  (a)     560,019  (a)     833,201  (a)   1,123,719
                                         (b)         206  (b)      21,853  (b)      24,706  (b)      44,202  (b)      69,259
----------------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 1 Shares
(formerly Putnam Growth: Voyager)
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    11.33  (a)  $    8.383  (a)  $    6.571  (a)  $    5.480  (a)  $    6.333
                                         (b)  $     9.55  (b)  $    8.380  (b)  $    6.553  (b)  $    5.451  (b)  $    6.284
  Ending AUV.............       11.33    (a)  $     8.38  (a)  $    6.571  (a)  $    5.480  (a)  $    6.333  (a)  $    6.216
                                         (b)  $     8.38  (b)  $    6.553  (b)  $    5.451  (b)  $    6.284  (b)  $    6.153
  Ending Number of AUs...     177,965    (a)     820,691  (a)     953,847  (a)     817,468  (a)   1,063,200  (a)   1,613,813
                                         (b)       3,244  (b)      25,257  (b)      22,523  (b)      93,442  (b)     143,580
----------------------------------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..........       10.00    (a)  $    10.20  (a)  $   11.015  (a)  $   11.307  (a)  $   12.105  (a)  $   12.246
                                         (b)  $    10.92  (b)  $   11.012  (b)  $   11.275  (b)  $   12.040  (b)  $   12.149
  Ending AUV.............       10.20    (a)  $    11.01  (a)  $   11.307  (a)  $   12.105  (a)  $   12.246  (a)  $   12.807
                                         (b)  $    11.01  (b)  $   11.275  (b)  $   12.040  (b)  $   12.149  (b)  $   12.675
  Ending Number of AUs...       1,149    (a)      17,170  (a)      45,752  (a)      74,019  (a)     141,130  (a)     271,920
                                         (b)          44  (b)       4,201  (b)       6,954  (b)      11,858  (b)      23,374
----------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 11/8/99)
  Beginning AUV..........       10.00    (a)  $    11.70  (a)  $    8.651  (a)  $    7.071  (a)  $    5.740  (a)  $    6.936
                                         (b)  $     9.90  (b)  $    8.647  (b)  $    7.051  (b)  $    5.710  (b)  $    6.882
  Ending AUV.............       11.70    (a)  $     8.65  (a)  $    7.071  (a)  $    5.740  (a)  $    6.936  (a)  $    7.351
                                         (b)  $     8.65  (b)  $    7.051  (b)  $    5.710  (b)  $    6.882  (b)  $    7.275
  Ending Number of AUs...      81,597    (a)     506,012  (a)     628,393  (a)     477,240  (a)     388,668  (a)     293,259
                                         (b)       2,756  (b)       9,687  (b)       9,781  (b)       7,971  (b)       7,970
----------------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                                FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                   ENDED            ENDED            ENDED            ENDED            ENDED
                                                  4/30/06          4/30/07          4/30/08          4/30/09          4/30/10
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 12/27/99)
  Beginning AUV.............................  (a) $   13.780   (a) $   14.029   (a) $   15.115   (a) $   15.651   (a) $   15.160
                                              (b) $   13.631   (b) $   13.843   (b) $   14.877   (b) $   15.366   (b) $   14.847
  Ending AUV................................  (a) $   14.029   (a) $   15.115   (a) $   15.651   (a) $   15.160   (a) $   19.281
                                              (b) $   13.843   (b) $   14.877   (b) $   15.366   (b) $   14.847   (b) $   18.835
  Ending Number of AUs......................  (a)  4,562,372   (a)  5,124,405   (a)  5,319,463   (a)  4,476,930   (a)  3,803,604
                                              (b)    337,270   (b)    338,576   (b)    324,625   (b)    301,435   (b)    257,190
--------------------------------------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV.............................  (a) $   12.307   (a) $   14.337   (a) $   16.394   (a) $   15.814   (a) $   10.090
                                              (b) $   12.175   (b) $   14.148   (b) $   16.138   (b) $   15.528   (b) $    9.883
  Ending AUV................................  (a) $   14.337   (a) $   16.394   (a) $   15.814   (a) $   10.090   (a) $   13.904
                                              (b) $   14.148   (b) $   16.138   (b) $   15.528   (b) $    9.883   (b) $   13.584
  Ending Number of AUs......................  (a)  6,702,969   (a)  6,832,256   (a)  6,089,708   (a)  5,007,070   (a)  4,286,132
                                              (b)    611,298   (b)    596,588   (b)    520,007   (b)    434,075   (b)    361,172
--------------------------------------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 1/3/00)
  Beginning AUV.............................  (a) $   12.817   (a) $   13.611   (a) $   15.911   (a) $   14.886   (a) $   10.204
                                              (b) $   12.709   (b) $   13.462   (b) $   15.698   (b) $   14.651   (b) $   10.018
  Ending AUV................................  (a) $   13.611   (a) $   15.911   (a) $   14.886   (a) $   10.204   (a) $   14.037
                                              (b) $   13.462   (b) $   15.698   (b) $   14.651   (b) $   10.018   (b) $   13.745
  Ending Number of AUs......................  (a)     65,695   (a)     63,762   (a)     49,387   (a)     48,761   (a)     62,623
                                              (b)      6,606   (b)      7,875   (b)      7,345   (b)      8,358   (b)      4,792
--------------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - 11/10/99)
  Beginning AUV.............................  (a) $   13.611   (a) $   22.326   (a) $   26.060   (a) $   31.527   (a) $   16.855
                                              (b) $   13.492   (b) $   22.076   (b) $   25.703   (b) $   31.018   (b) $   16.542
  Ending AUV................................  (a) $   22.326   (a) $   26.060   (a) $   31.527   (a) $   16.855   (a) $   25.785
                                              (b) $   22.076   (b) $   25.703   (b) $   31.018   (b) $   16.542   (b) $   25.242
  Ending Number of AUs......................  (a)    196,270   (a)    218,900   (a)    225,490   (a)    149,412   (a)    165,853
                                              (b)     22,819   (b)     20,359   (b)     22,109   (b)     17,949   (b)     21,735
--------------------------------------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 1 Shares
(formerly Federated American Leaders)
(Inception Date - 11/1/99)
  Beginning AUV.............................  (a) $   10.805   (a) $   12.091   (a) $   13.548   (a) $   12.514   (a) $    8.514
                                              (b) $   10.694   (b) $   11.936   (b) $   13.342   (b) $   12.293   (b) $    8.343
  Ending AUV................................  (a) $   12.091   (a) $   13.548   (a) $   12.514   (a) $    8.514   (a) $   11.310
                                              (b) $   11.936   (b) $   13.342   (b) $   12.293   (b) $    8.343   (b) $   11.055
  Ending Number of AUs......................  (a)  1,357,985   (a)  1,293,204   (a)  1,154,811   (a)    945,466   (a)    779,174
                                              (b)     87,605   (b)     81,921   (b)     75,415   (b)     63,546   (b)     54,638
--------------------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 1 Shares
(formerly Putnam Growth: Voyager)
(Inception Date - 11/1/99)
  Beginning AUV.............................  (a) $    6.216   (a) $    7.239   (a) $    7.582   (a) $    8.114   (a) $    4.830
                                              (b) $    6.153   (b) $    7.147   (b) $    7.467   (b) $    7.971   (b) $    4.732
  Ending AUV................................  (a) $    7.239   (a) $    7.582   (a) $    8.114   (a) $    4.830   (a) $    6.482
                                              (b) $    7.147   (b) $    7.467   (b) $    7.971   (b) $    4.732   (b) $    6.336
  Ending Number of AUs......................  (a)  1,580,172   (a)  1,420,199   (a)  1,254,384   (a)  1,014,942   (a)    826,958
                                              (b)    156,143   (b)    125,407   (b)    103,150   (b)     88,358   (b)     68,051
--------------------------------------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV.............................  (a) $   12.807   (a) $   13.176   (a) $   13.601   (a) $   15.509   (a) $   14.851
                                              (b) $   12.675   (b) $   13.007   (b) $   13.393   (b) $   15.234   (b) $   14.551
  Ending AUV................................  (a) $   13.176   (a) $   13.601   (a) $   15.509   (a) $   14.851   (a) $   16.518
                                              (b) $   13.007   (b) $   13.393   (b) $   15.234   (b) $   14.551   (b) $   16.144
  Ending Number of AUs......................  (a)    456,308   (a)    555,693   (a)    987,994   (a)    810,972   (a)    703,939
                                              (b)     23,310   (b)     50,762   (b)     72,301   (b)     77,287   (b)     86,785
--------------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 11/8/99)
  Beginning AUV.............................  (a) $    7.351   (a) $    9.906   (a) $   11.588   (a) $   11.209   (a) $    6.560
                                              (b) $    7.275   (b) $    9.780   (b) $   11.411   (b) $   11.011   (b) $    6.428
  Ending AUV................................  (a) $    9.906   (a) $   11.588   (a) $   11.209   (a) $    6.560   (a) $    9.042
                                              (b) $    9.780   (b) $   11.411   (b) $   11.011   (b) $    6.428   (b) $    8.838
  Ending Number of AUs......................  (a)    338,904   (a)    365,204   (a)    343,415   (a)    265,221   (a)    238,081
                                              (b)     13,209   (b)     20,476   (b)     17,316   (b)     12,226   (b)     26,395
--------------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                           FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                           INCEPTION TO       ENDED            ENDED            ENDED            ENDED            ENDED
                              4/30/00        4/30/01          4/30/02          4/30/03          4/30/04          4/30/05
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV..........       10.00    (a)  $    10.13  (a)  $   11.181  (a)  $   11.876  (a)  $   12.783  (a)  $   12.811
                                         (b)  $    11.09  (b)  $   11.175  (b)  $   11.840  (b)  $   12.713  (b)  $   12.709
  Ending AUV.............       10.13    (a)  $    11.18  (a)  $   11.876  (a)  $   12.783  (a)  $   12.811  (a)  $   13.283
                                         (b)  $    11.18  (b)  $   11.840  (b)  $   12.713  (b)  $   12.709  (b)  $   13.145
  Ending Number of AUs...      10,743    (a)     142,268  (a)     429,130  (a)   1,104,627  (a)   1,717,250  (a)   2,798,749
                                         (b)       2,041  (b)      22,384  (b)      71,303  (b)     138,314  (b)     210,678
----------------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 8/22/00)
  Beginning AUV..........         N/A    (a)  $    10.00  (a)  $    6.857  (a)  $    5.010  (a)  $    3.637  (a)  $    4.409
                                         (b)  $     8.60  (b)  $    6.857  (b)  $    5.241  (b)  $    3.833  (b)  $    4.634
  Ending AUV.............         N/A    (a)  $     6.86  (a)  $    5.010  (a)  $    3.637  (a)  $    4.409  (a)  $    4.383
                                         (b)  $     6.86  (b)  $    5.241  (b)  $    3.833  (b)  $    4.634  (b)  $    4.595
  Ending Number of AUs...         N/A    (a)      54,857  (a)      75,693  (a)      48,013  (a)      54,926  (a)      63,432
                                         (b)          --  (b)           5  (b)         317  (b)       3,556  (b)       2,026
----------------------------------------------------------------------------------------------------------------------------

GROWTH - AST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    11.95  (a)  $   10.256  (a)  $    9.065  (a)  $    7.685  (a)  $    9.573
                                         (b)  $    11.29  (b)  $   10.251  (b)  $    9.037  (b)  $    7.643  (b)  $    9.495
  Ending AUV.............       11.95    (a)  $    10.26  (a)  $    9.065  (a)  $    7.685  (a)  $    9.573  (a)  $   10.133
                                         (b)  $    10.25  (b)  $    9.037  (b)  $    7.643  (b)  $    9.495  (b)  $   10.026
  Ending Number of AUs...      93,965    (a)     563,506  (a)   1,102,754  (a)   1,319,642  (a)   2,235,693  (a)   3,599,424
                                         (b)       6,206  (b)      55,407  (b)      97,032  (b)     198,143  (b)     280,792
----------------------------------------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    11.39  (a)  $    9.513  (a)  $    8.093  (a)  $    6.979  (a)  $    8.348
                                         (b)  $    10.42  (b)  $    9.507  (b)  $    8.069  (b)  $    6.941  (b)  $    8.282
  Ending AUV.............       11.39    (a)  $     9.51  (a)  $    8.093  (a)  $    6.979  (a)  $    8.348  (a)  $    8.513
                                         (b)  $     9.51  (b)  $    8.069  (b)  $    6.941  (b)  $    8.282  (b)  $    8.424
  Ending Number of AUs...     335,543    (a)   1,673,087  (a)   2,296,734  (a)   1,743,668  (a)   1,520,053  (a)   1,251,543
                                         (b)       8,279  (b)     107,132  (b)     109,068  (b)      97,758  (b)      91,889
----------------------------------------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..........       10.00    (a)  $    10.06  (a)  $    9.299  (a)  $    8.744  (a)  $    9.005  (a)  $   10.682
                                         (b)  $     9.71  (b)  $    9.299  (b)  $    8.728  (b)  $    8.965  (b)  $   10.608
  Ending AUV.............       10.06    (a)  $     9.30  (a)  $    8.744  (a)  $    9.005  (a)  $   10.682  (a)  $   12.020
                                         (b)  $     9.30  (b)  $    8.728  (b)  $    8.965  (b)  $   10.608  (b)  $   11.908
  Ending Number of AUs...      13,058    (a)      91,018  (a)     182,420  (a)     267,960  (a)     587,922  (a)     781,111
                                         (b)          --  (b)       5,112  (b)      18,202  (b)      46,284  (b)      53,321
----------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 11/23/99)
  Beginning AUV..........       10.00    (a)  $     9.87  (a)  $    7.958  (a)  $    6.634  (a)  $    4.641  (a)  $    6.156
                                         (b)  $     8.63  (b)  $    7.953  (b)  $    6.614  (b)  $    4.616  (b)  $    6.111
  Ending AUV.............        9.87    (a)  $     7.96  (a)  $    6.634  (a)  $    4.641  (a)  $    6.156  (a)  $    6.854
                                         (b)  $     7.95  (b)  $    6.614  (b)  $    4.616  (b)  $    6.111  (b)  $    6.788
  Ending Number of AUs...      30,627    (a)     139,489  (a)     216,629  (a)     204,331  (a)     259,738  (a)     292,725
                                         (b)         656  (b)       1,943  (b)       1,550  (b)      11,443  (b)      15,209
----------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........       10.00    (a)  $    10.82  (a)  $    9.717  (a)  $    8.498  (a)  $    6.648  (a)  $    9.079
                                         (b)  $    10.46  (b)  $    9.715  (b)  $    8.476  (b)  $    6.614  (b)  $    9.011
  Ending AUV.............       10.82    (a)  $     9.72  (a)  $    8.498  (a)  $    6.648  (a)  $    9.079  (a)  $   10.236
                                         (b)  $     9.72  (b)  $    8.476  (b)  $    6.614  (b)  $    9.011  (b)  $   10.133
  Ending Number of AUs...     132,522    (a)     663,722  (a)     907,962  (a)     837,785  (a)     748,220  (a)     872,379
                                         (b)       1,472  (b)      20,303  (b)      32,278  (b)      35,769  (b)      36,801
----------------------------------------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    10.49  (a)  $    9.736  (a)  $    8.225  (a)  $    7.039  (a)  $    8.136
                                         (b)  $    10.34  (b)  $    9.735  (b)  $    8.203  (b)  $    7.003  (b)  $    8.074
  Ending AUV.............       10.49    (a)  $     9.74  (a)  $    8.225  (a)  $    7.039  (a)  $    8.136  (a)  $    8.858
                                         (b)  $     9.74  (b)  $    8.203  (b)  $    7.003  (b)  $    8.074  (b)  $    8.768
  Ending Number of AUs...     114,191    (a)     581,736  (a)     972,320  (a)     902,075  (a)     805,399  (a)     671,759
                                         (b)       5,570  (b)      66,103  (b)      90,251  (b)      91,094  (b)      62,443
----------------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                                FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                   ENDED            ENDED            ENDED            ENDED            ENDED
                                                  4/30/06          4/30/07          4/30/08          4/30/09          4/30/10
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV.............................  (a) $   13.283   (a) $   13.204   (a) $   13.949   (a) $   14.672   (a) $   15.070
                                              (b) $   13.145   (b) $   13.034   (b) $   13.735   (b) $   14.411   (b) $   14.764
  Ending AUV................................  (a) $   13.204   (a) $   13.949   (a) $   14.672   (a) $   15.070   (a) $   15.820
                                              (b) $   13.034   (b) $   13.735   (b) $   14.411   (b) $   14.764   (b) $   15.460
  Ending Number of AUs......................  (a)  4,110,902   (a)  4,489,941   (a)  4,715,497   (a)  4,367,656   (a)  3,453,959
                                              (b)    266,251   (b)    282,689   (b)    266,063   (b)    256,603   (b)    194,935
--------------------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 8/22/00)
  Beginning AUV.............................  (a) $    4.383   (a) $    6.010   (a) $    5.969   (a) $    6.128   (a) $    4.210
                                              (b) $    4.595   (b) $    6.284   (b) $    6.226   (b) $    6.377   (b) $    4.369
  Ending AUV................................  (a) $    6.010   (a) $    5.969   (a) $    6.128   (a) $    4.210   (a) $    5.707
                                              (b) $    6.284   (b) $    6.226   (b) $    6.377   (b) $    4.369   (b) $    5.908
  Ending Number of AUs......................  (a)    169,812   (a)    172,051   (a)    169,705   (a)    178,273   (a)    260,390
                                              (b)     13,386   (b)      9,454   (b)      5,921   (b)      9,784   (b)     21,785
--------------------------------------------------------------------------------------------------------------------------------

GROWTH - AST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.............................  (a) $   10.133   (a) $   11.967   (a) $   13.453   (a) $   13.212   (a) $    8.461
                                              (b) $   10.026   (b) $   11.812   (b) $   13.245   (b) $   12.975   (b) $    8.288
  Ending AUV................................  (a) $   11.967   (a) $   13.453   (a) $   13.212   (a) $    8.461   (a) $   11.909
                                              (b) $   11.812   (b) $   13.245   (b) $   12.975   (b) $    8.288   (b) $   11.637
  Ending Number of AUs......................  (a)  4,943,646   (a)  5,064,807   (a)  4,363,301   (a)  3,497,336   (a)  2,916,670
                                              (b)    343,259   (b)    318,256   (b)    266,315   (b)    217,160   (b)    190,696
--------------------------------------------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.............................  (a) $    8.513   (a) $    9.986   (a) $   10.916   (a) $   10.387   (a) $    6.508
                                              (b) $    8.424   (b) $    9.857   (b) $   10.749   (b) $   10.202   (b) $    6.376
  Ending AUV................................  (a) $    9.986   (a) $   10.916   (a) $   10.387   (a) $    6.508   (a) $    8.551
                                              (b) $    9.857   (b) $   10.749   (b) $   10.202   (b) $    6.376   (b) $    8.356
  Ending Number of AUs......................  (a)  1,162,523   (a)  1,123,337   (a)  1,071,583   (a)    890,341   (a)    719,988
                                              (b)     86,364   (b)     76,329   (b)     68,435   (b)     52,933   (b)     37,313
--------------------------------------------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV.............................  (a) $   12.020   (a) $   13.890   (a) $   15.466   (a) $   14.932   (a) $   11.134
                                              (b) $   11.908   (b) $   13.726   (b) $   15.244   (b) $   14.682   (b) $   10.920
  Ending AUV................................  (a) $   13.890   (a) $   15.466   (a) $   14.932   (a) $   11.134   (a) $   15.265
                                              (b) $   13.726   (b) $   15.244   (b) $   14.682   (b) $   10.920   (b) $   14.935
  Ending Number of AUs......................  (a)    870,580   (a)  1,003,975   (a)    915,032   (a)    866,989   (a)    827,876
                                              (b)     86,097   (b)     71,905   (b)     61,226   (b)     78,241   (b)     60,457
--------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 11/23/99)
  Beginning AUV.............................  (a) $    6.854   (a) $    9.171   (a) $   10.589   (a) $   10.894   (a) $    6.298
                                              (b) $    6.788   (b) $    9.060   (b) $   10.434   (b) $   10.709   (b) $    6.176
  Ending AUV................................  (a) $    9.171   (a) $   10.589   (a) $   10.894   (a) $    6.298   (a) $    8.456
                                              (b) $    9.060   (b) $   10.434   (b) $   10.709   (b) $    6.176   (b) $    8.271
  Ending Number of AUs......................  (a)    407,610   (a)    502,103   (a)    542,417   (a)    441,337   (a)    502,684
                                              (b)     24,395   (b)     33,187   (b)     36,558   (b)     37,625   (b)     34,041
--------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV.............................  (a) $   10.236   (a) $   13.867   (a) $   16.291   (a) $   15.490   (a) $    8.026
                                              (b) $   10.133   (b) $   13.694   (b) $   16.048   (b) $   15.220   (b) $    7.866
  Ending AUV................................  (a) $   13.867   (a) $   16.291   (a) $   15.490   (a) $    8.026   (a) $   10.851
                                              (b) $   13.694   (b) $   16.048   (b) $   15.220   (b) $    7.866   (b) $   10.609
  Ending Number of AUs......................  (a)  1,073,873   (a)  1,344,863   (a)  1,349,850   (a)    869,397   (a)    728,413
                                              (b)     47,834   (b)     88,680   (b)    112,607   (b)     68,061   (b)     64,597
--------------------------------------------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.............................  (a) $    8.858   (a) $   10.312   (a) $   11.608   (a) $   11.697   (a) $    7.959
                                              (b) $    8.768   (b) $   10.182   (b) $   11.434   (b) $   11.493   (b) $    7.800
  Ending AUV................................  (a) $   10.312   (a) $   11.608   (a) $   11.697   (a) $    7.959   (a) $   10.705
                                              (b) $   10.182   (b) $   11.434   (b) $   11.493   (b) $    7.800   (b) $   10.465
  Ending Number of AUs......................  (a)    597,515   (a)    520,392   (a)    448,337   (a)    346,626   (a)    389,634
                                              (b)     53,995   (b)     51,514   (b)     44,335   (b)     41,953   (b)     43,086
--------------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                          FISCAL YEAR     FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                           INCEPTION TO      ENDED           ENDED            ENDED            ENDED            ENDED
                              4/30/00       4/30/01         4/30/02          4/30/03          4/30/04          4/30/05
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........      10.00     (a)  $  10.22  (a)  $   11.789  (a)  $   11.859  (a)  $   11.289  (a)  $   12.842
                                         (b)  $  11.64  (b)  $   11.782  (b)  $   11.821  (b)  $   11.226  (b)  $   12.738
  Ending AUV.............      10.22     (a)  $  11.79  (a)  $   11.859  (a)  $   11.289  (a)  $   12.842  (a)  $   13.850
                                         (b)  $  11.78  (b)  $   11.821  (b)  $   11.226  (b)  $   12.738  (b)  $   13.703
  Ending Number of AUs...     50,264     (a)   355,139  (a)   1,374,837  (a)   2,391,121  (a)   3,949,893  (a)   6,359,705
                                         (b)     4,588  (b)      94,278  (b)     218,848  (b)     432,049  (b)     625,544
--------------------------------------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 1 Shares
(formerly MFS Mid-Cap Growth)
(Inception Date - 11/1/99)
  Beginning AUV..........      10.00     (a)  $  13.69  (a)  $   13.193  (a)  $    8.269  (a)  $    5.884  (a)  $    7.834
                                         (b)  $  14.87  (b)  $   13.188  (b)  $    8.244  (b)  $    5.852  (b)  $    7.772
  Ending AUV.............      13.69     (a)  $  13.19  (a)  $    8.269  (a)  $    5.884  (a)  $    7.834  (a)  $    7.605
                                         (b)  $  13.19  (b)  $    8.244  (b)  $    5.852  (b)  $    7.772  (b)  $    7.525
  Ending Number of AUs...     30,505     (a)   344,347  (a)     442,836  (a)     449,234  (a)     441,724  (a)     428,891
                                         (b)       306  (b)      25,484  (b)      33,748  (b)      35,097  (b)      35,343
--------------------------------------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 1 Shares
(Inception Date - 2/7/00)
  Beginning AUV..........      10.00     (a)  $  10.77  (a)  $   12.621  (a)  $   14.317  (a)  $   14.880  (a)  $   18.683
                                         (b)  $  12.42  (b)  $   12.623  (b)  $   14.279  (b)  $   14.804  (b)  $   18.540
  Ending AUV.............      10.77     (a)  $  12.62  (a)  $   14.317  (a)  $   14.880  (a)  $   18.683  (a)  $   24.630
                                         (b)  $  12.62  (b)  $   14.279  (b)  $   14.804  (b)  $   18.540  (b)  $   24.381
  Ending Number of AUs...      2,461     (a)    15,795  (a)      69,705  (a)      88,262  (a)     108,473  (a)     158,560
                                         (b)        39  (b)         928  (b)       3,919  (b)       5,621  (b)      13,970
--------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 8/21/00)
  Beginning AUV..........        N/A     (a)  $  10.00  (a)  $    4.375  (a)  $    2.507  (a)  $    1.815  (a)  $    2.174
                                         (b)  $   6.68  (b)  $    4.375  (b)  $    2.499  (b)  $    1.805  (b)  $    2.157
  Ending AUV.............        N/A     (a)  $   4.38  (a)  $    2.507  (a)  $    1.815  (a)  $    2.174  (a)  $    2.063
                                         (b)  $   4.38  (b)  $    2.499  (b)  $    1.805  (b)  $    2.157  (b)  $    2.041
  Ending Number of AUs...        N/A     (a)    23,583  (a)      46,009  (a)      58,799  (a)     108,335  (a)     126,057
                                         (b)        --  (b)       3,185  (b)       7,962  (b)      13,639  (b)      14,654
--------------------------------------------------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV..........      10.00     (a)  $   9.91  (a)  $    9.278  (a)  $    7.325  (a)  $    6.050  (a)  $    6.962
                                         (b)  $   9.12  (b)  $    9.277  (b)  $    7.311  (b)  $    6.023  (b)  $    6.914
  Ending AUV.............       9.91     (a)  $   9.28  (a)  $    7.325  (a)  $    6.050  (a)  $    6.962  (a)  $    8.084
                                         (b)  $   9.28  (b)  $    7.311  (b)  $    6.023  (b)  $    6.914  (b)  $    8.007
  Ending Number of AUs...      9,175     (a)    69,692  (a)      77,161  (a)      61,703  (a)      40,778  (a)      39,917
                                         (b)       104  (b)       3,437  (b)       3,965  (b)       4,149  (b)       4,376
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(formerly Worldwide High Income)
(Inception Date - 11/10/99)
  Beginning AUV..........      10.00     (a)  $  10.42  (a)  $    9.735  (a)  $    9.735  (a)  $   10.471  (a)  $   11.563
                                         (b)  $  10.54  (b)  $    9.735  (b)  $    9.711  (b)  $   10.420  (b)  $   11.477
  Ending AUV.............      10.42     (a)  $   9.74  (a)  $    9.735  (a)  $   10.471  (a)  $   11.563  (a)  $   12.571
                                         (b)  $   9.74  (b)  $    9.711  (b)  $   10.420  (b)  $   11.477  (b)  $   12.446
  Ending Number of AUs...      3,802     (a)    31,309  (a)      42,247  (a)      63,528  (a)     126,343  (a)     241,802
                                         (b)        --  (b)       3,483  (b)       6,051  (b)      14,716  (b)      17,004
--------------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                                FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                   ENDED            ENDED            ENDED            ENDED            ENDED
                                                  4/30/06          4/30/07          4/30/08          4/30/09          4/30/10
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV.............................  (a) $   13.850   (a) $   14.899   (a) $   16.733   (a) $   16.059   (a) $   12.638
                                              (b) $   13.703   (b) $   14.704   (b) $   16.474   (b) $   15.771   (b) $   12.380
  Ending AUV................................  (a) $   14.899   (a) $   16.733   (a) $   16.059   (a) $   12.638   (a) $   15.674
                                              (b) $   14.704   (b) $   16.474   (b) $   15.771   (b) $   12.380   (b) $   15.315
  Ending Number of AUs......................  (a)  9,362,480   (a)  9,897,648   (a)  9,384,039   (a)  7,512,483   (a)  6,581,973
                                              (b)    723,784   (b)    728,802   (b)    671,642   (b)    588,212   (b)    536,316
--------------------------------------------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 1 Shares
(formerly MFS Mid-Cap Growth)
(Inception Date - 11/1/99)
  Beginning AUV.............................  (a) $    7.605   (a) $    9.270   (a) $    9.488   (a) $    9.688   (a) $    6.420
                                              (b) $    7.525   (b) $    9.151   (b) $    9.343   (b) $    9.515   (b) $    6.290
  Ending AUV................................  (a) $    9.270   (a) $    9.488   (a) $    9.688   (a) $    6.420   (a) $    8.979
                                              (b) $    9.151   (b) $    9.343   (b) $    9.515   (b) $    6.290   (b) $    8.775
  Ending Number of AUs......................  (a)    431,707   (a)    396,768   (a)    405,780   (a)    332,920   (a)    369,613
                                              (b)     31,078   (b)     36,024   (b)     35,432   (b)     28,782   (b)     45,931
--------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 1 Shares
(Inception Date - 2/7/00)
  Beginning AUV.............................  (a) $   24.630   (a) $   31.919   (a) $   40.111   (a) $   33.460   (a) $   16.906
                                              (b) $   24.381   (b) $   31.518   (b) $   39.508   (b) $   32.874   (b) $   16.569
  Ending AUV................................  (a) $   31.919   (a) $   40.111   (a) $   33.460   (a) $   16.906   (a) $   26.381
                                              (b) $   31.518   (b) $   39.508   (b) $   32.874   (b) $   16.569   (b) $   25.790
  Ending Number of AUs......................  (a)    272,232   (a)    310,783   (a)    216,984   (a)    179,780   (a)    138,210
                                              (b)     24,183   (b)     28,275   (b)     19,416   (b)     10,418   (b)      9,267
--------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 8/21/00)
  Beginning AUV.............................  (a) $    2.063   (a) $    2.413   (a) $    2.448   (a) $    2.419   (a) $    1.570
                                              (b) $    2.041   (b) $    2.381   (b) $    2.410   (b) $    2.375   (b) $    1.538
  Ending AUV................................  (a) $    2.413   (a) $    2.448   (a) $    2.419   (a) $    1.570   (a) $    2.212
                                              (b) $    2.381   (b) $    2.410   (b) $    2.375   (b) $    1.538   (b) $    2.162
  Ending Number of AUs......................  (a)    149,420   (a)    130,818   (a)    162,164   (a)    149,338   (a)    183,965
                                              (b)     20,618   (b)     16,685   (b)     15,492   (b)     11,983   (b)     21,359
--------------------------------------------------------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV.............................  (a) $    8.084   (a) $    8.968   (a) $   11.618   (a) $   12.517   (a) $    7.819
                                              (b) $    8.007   (b) $    8.861   (b) $   11.451   (b) $   12.306   (b) $    7.668
  Ending AUV................................  (a) $    8.968   (a) $   11.618   (a) $   12.517   (a) $    7.819   (a) $   10.555
                                              (b) $    8.861   (b) $   11.451   (b) $   12.306   (b) $    7.668   (b) $   10.325
  Ending Number of AUs......................  (a)     33,835   (a)     48,522   (a)     63,422   (a)     56,516   (a)     45,651
                                              (b)      4,531   (b)      4,531   (b)      4,118   (b)      5,020   (b)      4,534
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(formerly Worldwide High Income)
(Inception Date - 11/10/99)
  Beginning AUV.............................  (a) $   12.571   (a) $   13.892   (a) $   15.277   (a) $   15.599   (a) $   16.622
                                              (b) $   12.446   (b) $   13.720   (b) $   15.050   (b) $   15.330   (b) $   16.294
  Ending AUV................................  (a) $   13.892   (a) $   15.277   (a) $   15.599   (a) $   16.622   (a) $   18.317
                                              (b) $   13.720   (b) $   15.050   (b) $   15.330   (b) $   16.294   (b) $   17.911
  Ending Number of AUs......................  (a)    338,864   (a)    351,732   (a)    353,212   (a)    795,037   (a)    960,283
                                              (b)     20,271   (b)     20,442   (b)     17,386   (b)     34,458   (b)     57,174
--------------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in the Death Benefit section of the prospectus.

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.




THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER OCTOBER 24, 2001:


A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1.  PURCHASE PAYMENT ACCUMULATION OPTION

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b.  Continuation Net Purchase Payments; or

          c. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

          d. Contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any withdrawals recorded after the seventh contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments reduced by any withdrawals in the same proportions that the withdrawal reduced the contract value on the date of each withdrawal; or

          c. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal; or

          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

     2. MAXIMUM ANNIVERSARY VALUE OPTION -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments reduced by withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

          c. Maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the withdrawal reduced each contract value on the date of the withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.




THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:



     1.  PURCHASE PAYMENT ACCUMULATION OPTION



          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:



          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b. The contract value on the Continuation Date (including the Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or



          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.



          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:



          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or



          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of the death.



     2.  MAXIMUM ANNIVERSARY VALUE OPTION



          If the Continuing Spouse is below age 90 at the time of death, the death benefit is greater of:



          a. The contract value at the time we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b.  Purchase Payments since the Continuation Date minus withdrawals;
              or



          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments minus withdrawals recorded since that contract anniversary. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive contract value only.


B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary Value option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:


----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------





On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years     25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.

What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

     where:

          I is the interest rate you are earning on the money invested in the Fixed Account;

          J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

          N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

          L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

     - If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

     - If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

     -   If a withdrawal or transfer is made to pay contract fees and charges;

     -   To pay a death benefit; and

     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION              STATES
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Pennsylvania
                            incur a $10 transfer fee.                 Texas
------------------------------------------------------------------------------------
 Free Look                  If you reside in Arizona and are age 65   Arizona
                            or older on the date your contract is
                            issued, the Free Look period is 30
                            days.
------------------------------------------------------------------------------------
 Free Look                  If you reside in California and are age   California
                            60 or older on the date your contract
                            is issued, the Free Look period is 30
                            days.
------------------------------------------------------------------------------------
 Systematic Withdrawal      Minimum withdrawal amount is $250 per     Minnesota
                            withdrawal or the penalty free            Oregon
                            withdrawal amount.
------------------------------------------------------------------------------------
 Death Benefits             The Purchase Payment Accumulation death   Washington
                            benefit is not available.
------------------------------------------------------------------------------------
 Market Value Adjustment    L equal to 0.0025                         Florida
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0.50%    California
                            for Qualified contracts and 2.35% for
                            Non-Qualified contracts when you
                            surrender your contract or begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Maine
                            Qualified contracts and 2.0% for Non-
                            Qualified contracts when you make a
                            Purchase Payment.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Nevada
                            Qualified contracts and 3.5% for Non-
                            Qualified contracts when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                For the first $500,000 in the contract,   South Dakota
                            we deduct premium tax charges of 0% for
                            Qualified contracts and 1.25% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase. For any amount in excess
                            of $500,000 in the contract, we deduct
                            front-end premium tax charges of 0% for
                            Qualified contracts and 0.80% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 1.0%     West Virginia
                            for Qualified contracts and 1.0% for
                            Non-Qualified contracts when you begin
                            the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Wyoming
                            Qualified contracts and 1.0% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------

  Please forward a copy (without charge) of the Polaris(II) Asset Manager Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to: SunAmerica Annuity and Life Assurance Company, Annuity Service Center, P.O. Box 54299,
  Los Angeles, California 90054-0299

                  [POLARIS(II) A - CLASS PLATINUM SERIES LOGO]
                                   PROSPECTUS
                                 AUGUST 27, 2010

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               in connection with
                         VARIABLE ANNUITY ACCOUNT SEVEN





This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(7), American Funds Insurance Series, Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.



UNDERLYING FUNDS:                   MANAGED BY:
Aggressive Growth                   Wells Capital Management Incorporated
Alliance Growth                     AllianceBernstein L.P.
American Funds Asset Allocation(1)  Capital Research and Management Company
American Funds Global Growth(1)     Capital Research and Management Company
American Funds Growth-Income(1)     Capital Research and Management Company
American Funds Growth(1)            Capital Research and Management Company
Asset Allocation                    Edge Asset Management, Inc.
Balanced                            J.P. Morgan Investment Management Inc.
Blue Chip Growth                    SunAmerica Asset Management Corp.
Capital Appreciation                Wellington Management Company, LLP
Capital Growth                      OppenheimerFunds, Inc.
Cash Management                     BofA Advisors, LLC(3)
Corporate Bond                      Federated Investment Management Company
Davis Venture Value                 Davis Selected Advisers, L.P.
"Dogs" of Wall Street(2)            SunAmerica Asset Management Corp.
Emerging Markets                    Putnam Investment Management, LLC
Equity Opportunities                OppenheimerFunds, Inc.
Foreign Value                       Templeton Investment Counsel, LLC
Franklin Income Securities Fund     Franklin Advisers, Inc.
Franklin Templeton VIP Founding     Franklin Templeton Services, LLC(4)
  Funds Allocation Fund
Fundamental Growth                  Wells Capital Management Incorporated
Global Bond                         Goldman Sachs Asset Management International
Global Equities                     J.P. Morgan Investment Management Inc.
Government and Quality Bond         Wellington Management Company, LLP
Growth                              Wellington Management Company, LLP
Growth-Income                       AllianceBernstein L.P.
Growth Opportunities                Invesco Advisers Inc.(5)
High-Yield Bond                     PineBridge Investments LLC(6)
International Diversified Equities  Morgan Stanley Investment Management, Inc.
International Growth and Income     Putnam Investment Management, LLC
Invesco Van Kampen V.I. Capital     Invesco Advisers, Inc.
  Growth Fund, Series II Shares(7)
Invesco Van Kampen V.I. Comstock    Invesco Advisers, Inc.
  Fund, Series II Shares(7)
Invesco Van Kampen V.I. Growth and  Invesco Advisers, Inc.
  Income Fund, Series II Shares(7)
Lord Abbett Growth and Income       Lord, Abbett & Co. LLC
Lord Abbett Mid Cap Value           Lord, Abbett & Co. LLC
Marsico Focused Growth              Marsico Capital Management, LLC
MFS Massachusetts Investors         Massachusetts Financial Services Company
  Trust(2)
MFS Total Return                    Massachusetts Financial Services Company
Mid-Cap Growth                      J.P. Morgan Investment Management Inc.
Natural Resources                   Wellington Management Company, LLP
Real Estate                         Davis Selected Advisers, L.P.
Real Return                         Wellington Management Company, LLP
Small & Mid Cap Value               AllianceBernstein L.P.
Small Company Value                 Franklin Advisory Services, LLC
Technology                          Columbia Management Investment Advisers,
                                    LLC(3)
Telecom Utility                     Massachusetts Financial Services Company
Total Return Bond                   Pacific Investment Management Company LLC

(1) Separate Investment of American Funds Insurance Series.



(2) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.



(3) On May 1, 2010, Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC ("CMA"), sold a portion of the asset management business to Ameriprise Financial, Inc. Upon the closing of the transaction, the Technology Variable Portfolio, changed investment managers from CMA to RiverSource Investments, LLC ("RiverSource"). RiverSource changed its name to Columbia Management Investment Advisers, LLC. As part of this transaction, the Cash Management Variable Portfolio's investment adviser, CMA, changed its name to BofA Advisors, LLC.



(4) Franklin Templeton Services, LLC is the administrator of this fund of funds. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the underlying funds and the VIP Founding Fund's investment in the underlying funds.



(5) On June 1, 2010, the investment manager of the Growth Opportunities Variable Portfolio changed from Morgan Stanley Investment Management Inc. to Invesco Advisers, Inc.



(6) On March 29, 2010, the investment manager of the High-Yield Bond Variable Portfolio changed from SunAmerica Asset Management Corp. to PineBridge Investments LLC.



(7) On June 1, 2010, (1) Van Kampen LIT Capital Growth, Class II Shares was renamed Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares was renamed Invesco Van Kampen V.I. Comstock Fund, Series II Shares (an equity fund seeking capital growth and income); (3) Van Kampen LIT Growth and Income, Class II Shares was renamed Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; (4) the investment manager of these Variable Portfolios changed from Van Kampen Asset Management to Invesco Advisers, Inc.; (5) the trust for the Variable Portfolios changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 27, 2010. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



GLOSSARY...................................................................      3
HIGHLIGHTS.................................................................      4
FEE TABLE..................................................................      5
      Maximum Owner Transaction Expenses..................................       5
      Maximum Sales Charge................................................       5
      Maximum Withdrawal Charges..........................................       5
      Contract Maintenance Fee............................................       5
      Separate Account Annual Expenses....................................       5
      Additional Optional Feature Fees....................................       5
         Optional MarketLock Income Plus Fee...............................      5
         Optional MarketLock For Life Plus Fee.............................      5
         Optional MarketLock Fee...........................................      5
      Underlying Fund Expenses............................................       5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................      6
THE POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE ANNUITY...................      7
PURCHASING A POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE ANNUITY..........      7
      Allocation of Purchase Payments.....................................       8
      Accumulation Units..................................................       9
      Right to Examine....................................................       9
      Exchange Offers.....................................................       9
      Important Information for Military Servicemembers...................      10
INVESTMENT OPTIONS.........................................................     10
      Variable Portfolios.................................................      10
         AIM Variable Insurance Funds
                    (Invesco Variable Insurance Funds).....................     10
         American Funds Insurance Series...................................     10
         Anchor Series Trust...............................................     10
         Franklin Templeton Variable Insurance Products Trust..............     11
         Lord Abbett Series Fund, Inc......................................     11
         Seasons Series Trust..............................................     11
         SunAmerica Series Trust...........................................     11
      Substitution, Addition or Deletion of Variable Portfolios...........      13
      Fixed Accounts......................................................      13
      Dollar Cost Averaging Fixed Accounts................................      13
      Dollar Cost Averaging Program.......................................      14
      Polaris Portfolio Allocator Program.................................      14
      Transfers During the Accumulation Phase.............................      16
      Automatic Asset Rebalancing Program.................................      19
      Voting Rights.......................................................      19
ACCESS TO YOUR MONEY.......................................................     19
      Systematic Withdrawal Program.......................................      20
      Minimum Contract Value..............................................      20
      Qualified Contract Owners...........................................      20
OPTIONAL LIVING BENEFITS...................................................     20
      MarketLock Income Plus..............................................      20
      MarketLock For Life Plus............................................      28
      MarketLock..........................................................      34
DEATH BENEFITS.............................................................     39
      Spousal Continuation................................................      41
EXPENSES...................................................................     41
      Separate Account Expenses...........................................      41
      Sales Charge........................................................      42
      Underlying Fund Expenses............................................      43
      Contract Maintenance Fee............................................      44
      Transfer Fee........................................................      44
      Optional MarketLock Income Plus Fee.................................      44
      Optional MarketLock For Life Plus Fee...............................      44
      Optional MarketLock Fee.............................................      44
      Premium Tax.........................................................      45
      Income Taxes........................................................      45
      Reduction or Elimination of Fees, Expenses
               and Additional Amounts Credited.............................     45
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT...................     45
ANNUITY INCOME OPTIONS.....................................................     47
      Annuity Date........................................................      47
      Annuity Income Options..............................................      47
      Fixed or Variable Annuity Income Payments...........................      48
      Annuity Income Payments.............................................      48
      Transfers During the Income Phase...................................      48
      Deferment of Payments...............................................      48
TAXES......................................................................     48
      Annuity Contracts in General........................................      48
      Tax Treatment of Distributions - Non-Qualified Contracts............      49
      Tax Treatment of Distributions - Qualified Contracts................      49
      Required Minimum Distributions......................................      51
      Tax Treatment of Death Benefits.....................................      52
      Tax Treatment of Optional Living Benefits...........................      52
      Contracts Owned by a Trust or Corporation...........................      52
      Gifts, Pledges and/or Assignments of a Contract.....................      52
      Diversification and Investor Control................................      52
OTHER INFORMATION..........................................................     53
      The Distributor.....................................................      53
      The Company.........................................................      53
      The Separate Account................................................      54
      The General Account.................................................      54
      Financial Statements................................................      55
      Administration......................................................      56
      Legal Proceedings...................................................      56
      Registration Statements.............................................      56
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...................     56
APPENDIX A - CONDENSED FINANCIAL INFORMATION...............................    A-1
APPENDIX B - IMPORTANT INFORMATION FOR CONTRACTS ISSUED PRIOR TO JANUARY 1,
  2007.....................................................................    B-1
APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY................   C-1
APPENDIX D - LIVING BENEFIT PROVISIONS FOR CONTRACTS ISSUED PRIOR TO MAY 1,
  2008.....................................................................    D-1
APPENDIX E - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.................    E-1
APPENDIX F - OPTIONAL DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH
  BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2009.......................    F-1
APPENDIX G - SALES CHARGE AND RIGHTS OF ACCUMULATION FOR CONTRACTS ISSUED
  PRIOR TO NOVEMBER 9, 2009................................................    G-1
APPENDIX H - EXAMPLE OF SALES CHARGE CALCULATION FOR CONTRACTS ISSUED ON OR
  AFTER NOVEMBER 9, 2009...................................................    H-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

GROSS PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it. Gross Purchase Payments do not reflect the reduction of the sales charge.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The portion of your Gross Purchase Payments which we invest in your contract. We calculate this amount by deducting the applicable sales charge from your Gross Purchase Payments.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) A-Class Platinum Series Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request plus any sales charges we deducted. The amount refunded may be more or less than your original Gross Purchase Payment. We will return your original Purchase Payment if required by state law. PLEASE SEE PURCHASING A POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. We apply an up-front sales charge against Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount. PLEASE SEE FEE TABLE IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract for an additional fee. These living benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM SALES CHARGE

(as a percentage of each Gross Purchase
  Payment)(2)............................   5.75%


MAXIMUM WITHDRAWAL CHARGES

(as a percentage of each Gross Purchase
  Payment)(3)............................   0.50%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(4).......................................  $35 per year

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


  Separate Account Fee............................           0.85%
  Optional EstatePlus Fee(5)......................           0.25%
                                                             -----
     Total Separate Account Annual Expenses.......           1.10%
                                                             =====




ADDITIONAL OPTIONAL FEATURE FEES

You may elect one of the following optional living benefits below, all of which are guaranteed minimum withdrawal benefits:




OPTIONAL MARKETLOCK INCOME PLUS FEE


(calculated as a percentage of the Income Base)(6)



NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.85%
For Two Covered Persons...........................           1.10%




OPTIONAL MARKETLOCK FOR LIFE PLUS FEE


(calculated as a percentage of the Income Base)(6)



NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.75%
For Two Covered Persons...........................           1.00%




OPTIONAL MARKETLOCK FEE


(calculated as a percentage of the MAV Benefit Base)(7)



                                                        ANNUALIZED FEE
                                                     --------------------
All years in which the feature is in effect.......          0.50%



UNDERLYING FUND EXPENSES

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES(8)                         MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Trust assets, including
management fees, 12b-1 fees, if
applicable, and other expenses)..    0.54%     1.56%




FOOTNOTES TO THE FEE TABLE:


(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.
(2) Your Gross Purchase Payment may qualify for a reduced sales charge. PLEASE SEE EXPENSES SECTION BELOW.

                                              SALES CHARGE AS A
INVESTMENT AMOUNT (AS DEFINED IN SALES       PERCENTAGE OF GROSS
CHARGE SECTION)                           PURCHASE PAYMENT INVESTED
--------------------------------------    -------------------------
Less than $50,000.......................             5.75%
$50,000 but less than $100,000..........             4.75%
$100,000 but less than $250,000.........             3.50%
$250,000 but less than $500,000.........             2.50%
$500,000 but less than $1,000,000.......             2.00%
$1,000,000 or more......................             0.50%




(3) A withdrawal charge of 0.50% applies only to Gross Purchase Payment(s) that qualify for the $1,000,000 or more Investment Amount level, if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal.
(4) The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more. The fee is deducted on a pro rata basis from your contract value on your contract anniversary.

(5) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 0.85%. If you purchased your contract prior to May 1, 2009, you may have elected EstatePlus which is no longer being offered.


(6) MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal benefits. The fee is assessed against the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, PLEASE SEE OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to May 1, 2008 and elected MarketLock For Life Plus, PLEASE SEE APPENDIX D for the fee applicable to this feature. If you purchased your contract prior to May 1, 2009, you may have elected MarketLock Income Plus or MarketLock For Life Plus which are no longer being offered.


(7) MarketLock is an optional guaranteed minimum withdrawal benefit. The annual fee is assessed against the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from your contract value at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the MAV Benefit Base is calculated, PLEASE SEE OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to May 1, 2009, you may have elected MarketLock which is no longer being offered.


(8) The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2010. The minimum expense is for an Underlying Fund of American Funds Insurance Series Trust as of its fiscal year ended December 31, 2009.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.10% including the EstatePlus feature, the optional MarketLock Income Plus feature (1.10%), and investment in an Underlying Fund with total expenses of 1.56%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $936      $1,672     $2,425     $4,387



(2) If you do not surrender or annuitize your contract at the end of the applicable time period(4):


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $936      $1,672     $2,425     $4,387





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 0.85%, no election of optional features and investment in an Underlying Fund with total expenses of 0.54%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $713      $1,004     $1,317     $2,200



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $713      $1,004     $1,317     $2,200



EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume Separate Account fees as indicated and that no transfer fees were imposed. A maximum sales charge of 5.75% is used in the Expense Examples because of the $10,000 investment amount. Your expenses may be lower if you are subject to a lower sales charge. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.


3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.

4. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


5. You may have elected certain optional benefits that are no longer being offered to new contract owners. Please see Appendix D and Appendix F for details about those benefits, including applicable fees.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     THE POLARIS(II) A-CLASS PLATINUM SERIES
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Optional Living Benefit: If you elect one of the optional living benefits, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you annuitize your contract and start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PURCHASING A POLARIS(II) A-CLASS PLATINUM
                             SERIES VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Gross Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Gross Purchase Payment.

The following chart shows the minimum initial and subsequent Gross Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

-------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                           GROSS PURCHASE         GROSS PURCHASE
                              PAYMENT                PAYMENT
-------------------------------------------------------------------
      Qualified                $2,000                  $250
-------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
-------------------------------------------------------------------




We reserve the right to refuse any Gross Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Gross Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Gross Purchase. Gross Purchase Payments that would cause total Gross Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.

FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Gross Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.

ASSIGNMENT OF THE CONTRACT

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

A Purchase Payment is the portion of your Gross Purchase Payment which we invest in your contract after we deduct the sales charge.

In order to issue your contract, we must receive your initial Gross Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Gross Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Gross Purchase Payments. Thus, if we have deemed a broker-dealer our agent, a Gross Purchase Payment received by the broker-dealer will be priced as if the Gross Purchase Payment was received by us. However, if a broker-dealer is not deemed our agent, a Gross Purchase Payment received by the broker-dealer will not be priced until it is received by us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Gross Purchase Payment is received before Market Close. If the initial Gross Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Gross

Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Gross Purchase Payment. If we receive a Gross Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Gross Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330

Gross Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Gross Purchase Payments can only be accepted at the following address:

SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

Delivery of Gross Purchase Payments to any other address will result in a delay in crediting your contract until the Gross Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Gross Purchase Payment from you on Wednesday which you allocate to the Variable Portfolio A. After we deduct the sales charge, the net amount to be invested of your Gross Purchase Payment is $23,562.50. We determine that the value of an Accumulation Unit for the Variable Portfolio A is $11.10 when the NYSE closes on Wednesday. We then divide $23,562.50 by $11.10 and credit your contract on Wednesday night with 2,122.747748 Accumulation Units for the Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center plus any sales charges we deducted. The amount refunded may be more or less than the amount you originally invested.

Certain states require us to return your Gross Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Gross Purchase Payments upon a free look. If your contract was issued in a state requiring return of Gross Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Gross Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES


     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"). On June 1, 2010, the investment adviser for the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares, Invesco Van Kampen V.I. Comstock Fund, Series II Shares and the Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares changed from Van Kampen Asset Management to Invesco Advisers, Inc. In addition, the trust for the Variable Portfolios changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) subject to shareholder and other necessary approvals.



     AMERICAN FUNDS INSURANCE SERIES -- CLASS 2 SHARES


     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").

     ANCHOR SERIES TRUST -- CLASS 3 SHARES


     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").


     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2 SHARES


     Franklin Advisers, Inc. is the investment adviser to Franklin Templeton Variable Insurance Products Trust ("FTVIPT").

     Franklin Templeton VIP Founding Funds Allocation Fund ("VIP Founding Funds") is structured as a Fund-of-Funds. A Fund-of-Funds invests in other underlying funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests. The administrator for the VIP Founding Funds is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds. Each Underlying Fund of the VIP Founding Funds has its own investment adviser.

     Please see the Franklin Templeton Variable Insurance Products prospectus for details.


     LORD ABBETT SERIES FUND, INC. -- CLASS VC SHARES


     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Real Return Portfolio listed below is part of the Seasons Series Trust ("SST"). SAAMCo manages this Trust and generally engages subadvisers to provide investment advice for the Underlying Funds.


     SUNAMERICA SERIES TRUST -- CLASS 3 SHARES


     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").



           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                                                    MANAGED BY:                                     TRUST
----------------                                                    -----------                                     -----
Aggressive Growth                                                   Wells Capital Management Incorporated           SAST
Alliance Growth                                                     AllianceBernstein L.P.                          SAST
American Funds Asset Allocation                                     Capital Research and Management Company         AFIS
American Funds Global Growth                                        Capital Research and Management Company         AFIS
American Funds Growth-Income                                        Capital Research and Management Company         AFIS
American Funds Growth                                               Capital Research and Management Company         AFIS
Asset Allocation                                                    Edge Asset Management, Inc.                     AST
Balanced                                                            J.P. Morgan Investment Management Inc.          SAST
Blue Chip Growth                                                    SunAmerica Asset Management Corp.               SAST
Capital Appreciation                                                Wellington Management Company, LLP              AST
Capital Growth                                                      OppenheimerFunds, Inc.                          SAST
Cash Management                                                     BofA Advisors, LLC                              SAST
Corporate Bond                                                      Federated Investment Management Company         SAST
Davis Venture Value                                                 Davis Selected Advisers, L.P.                   SAST
"Dogs" of Wall Street                                               SunAmerica Asset Management Corp.               SAST
Emerging Markets                                                    Putnam Investment Management, LLC               SAST
Equity Opportunities                                                OppenheimerFunds, Inc.                          SAST
Foreign Value                                                       Templeton Investment Counsel, LLC               SAST
Franklin Income Securities Fund                                     Franklin Advisers, Inc.                         FTVIPT
Franklin Templeton VIP Founding Funds Allocation Fund               Franklin Templeton Services, LLC                FTVIPT
Fundamental Growth                                                  Wells Capital Management Incorporated           SAST
Global Bond                                                         Goldman Sachs Asset Management International    SAST
Global Equities                                                     J.P. Morgan Investment Management Inc.          SAST
Government and Quality Bond                                         Wellington Management Company, LLP              AST
Growth                                                              Wellington Management Company, LLP              AST
Growth-Income                                                       AllianceBernstein L.P.                          SAST
Growth Opportunities                                                Invesco Advisers, Inc.                          SAST
High-Yield Bond                                                     PineBridge Investments LLC                      SAST
International Diversified Equities                                  Morgan Stanley Investment Management, Inc.      SAST
International Growth and Income                                     Putnam Investment Management, LLC               SAST
Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares       Invesco Advisers, Inc.                          AVIF
Invesco Van Kampen V.I. Comstock Fund, Series II Shares             Invesco Advisers, Inc.                          AVIF
Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares    Invesco Advisers, Inc.                          AVIF
Lord Abbett Growth and Income                                       Lord, Abbett & Co. LLC                          LASF
Lord Abbett Mid Cap Value                                           Lord, Abbett & Co. LLC                          LASF
Marsico Focused Growth                                              Marsico Capital Management, LLC                 SAST
MFS Massachusetts Investors Trust                                   Massachusetts Financial Services Company        SAST
MFS Total Return                                                    Massachusetts Financial Services Company        SAST
Mid-Cap Growth                                                      J.P. Morgan Investment Management Inc.          SAST
Natural Resources                                                   Wellington Management Company, LLP              AST
Real Estate                                                         Davis Selected Advisers, L.P.                   SAST
Real Return                                                         Wellington Management Company, LLP              SST
Small & Mid Cap Value                                               AllianceBernstein L.P.                          SAST
Small Company Value                                                 Franklin Advisory Services, LLC                 SAST
Technology                                                          Columbia Management Investment Advisers, LLC    SAST
Telecom Utility                                                     Massachusetts Financial Services Company        SAST
Total Return Bond                                                   Pacific Investment Management Company LLC       SAST
UNDERLYING FUNDS                                                    ASSET CLASS
----------------                                                    -----------
Aggressive Growth                                                   STOCK
Alliance Growth                                                     STOCK
American Funds Asset Allocation                                     BALANCED
American Funds Global Growth                                        STOCK
American Funds Growth-Income                                        STOCK
American Funds Growth                                               STOCK
Asset Allocation                                                    BALANCED
Balanced                                                            BALANCED
Blue Chip Growth                                                    STOCK
Capital Appreciation                                                STOCK
Capital Growth                                                      STOCK
Cash Management                                                     CASH
Corporate Bond                                                      BOND
Davis Venture Value                                                 STOCK
"Dogs" of Wall Street                                               STOCK
Emerging Markets                                                    STOCK
Equity Opportunities                                                STOCK
Foreign Value                                                       STOCK
Franklin Income Securities Fund                                     BALANCED
Franklin Templeton VIP Founding Funds Allocation Fund               BALANCED
Fundamental Growth                                                  STOCK
Global Bond                                                         BOND
Global Equities                                                     STOCK
Government and Quality Bond                                         BOND
Growth                                                              STOCK
Growth-Income                                                       STOCK
Growth Opportunities                                                STOCK
High-Yield Bond                                                     BOND
International Diversified Equities                                  STOCK
International Growth and Income                                     STOCK
Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares       STOCK
Invesco Van Kampen V.I. Comstock Fund, Series II Shares             STOCK
Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares    STOCK
Lord Abbett Growth and Income                                       STOCK
Lord Abbett Mid Cap Value                                           STOCK
Marsico Focused Growth                                              STOCK
MFS Massachusetts Investors Trust                                   STOCK
MFS Total Return                                                    BALANCED
Mid-Cap Growth                                                      STOCK
Natural Resources                                                   STOCK
Real Estate                                                         STOCK
Real Return                                                         BOND
Small & Mid Cap Value                                               STOCK
Small Company Value                                                 STOCK
Technology                                                          STOCK
Telecom Utility                                                     STOCK
Total Return Bond                                                   BOND





YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.


We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.


There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600, for the 12-month DCA Fixed Account ("1-Year DCA Fixed Account") is $1,200 and the 24-month DCA Fixed Account ("2-Year DCA Fixed Account") is $2,400. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file. The 2-Year DCA Fixed Account may not be available in your state. Please check with your financial representative for availability.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Gross Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

PROGRAM DESCRIPTION

This program may be offered to you at no additional cost to assist in diversifying your investment across various investment categories. The program allows you to invest in either one of the four Polaris Portfolio Allocator models ("Models") or in one of the four Sample Portfolios. Each Model and Sample Portfolio is comprised of a carefully selected combination of Variable Portfolios representing various investment categories. The Models allocate amongst the various asset classes to attempt to match certain combinations of investor's investment time horizon and risk tolerance. The Sample Portfolios allocate amongst the various investment categories and coincide with the recommended weightings for each Sample Portfolio's objective. Please consult your financial representative about investment in the program.

Your broker-dealer designs the Sample Portfolios. Your broker-dealer may have revenue sharing arrangements in place with the money managers that manage the Underlying Funds comprising the Sample Portfolios. Those arrangements are not related to the availability of the same Underlying Funds in this variable annuity. Information about your broker-dealer's revenue sharing arrangements can be obtained from your financial representative or by visiting the broker-dealer's website.

ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

You may enroll in the program by selecting the Model or Sample Portfolio on the investment election form. You and your financial representative should determine the Model or

Sample Portfolio most appropriate for you based on your financial needs, risk tolerance and investment horizon. You may request to discontinue the use of a Model or Sample Portfolio by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Model or Sample Portfolio through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in either one Model or one Sample Portfolio at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Model or Sample Portfolio. Investment outside of the Sample Portfolios is prohibited. If you attempt to split your investment in one or more Models, your investment may no longer be consistent with the Model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Model, such an investment may no longer be consistent with the model's intended objectives.

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Model or Sample Portfolio unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Model or Sample Portfolio, your investment may no longer be consistent with the Model's or Sample Portfolio's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

You can transfer 100% of your investment from one Model or Sample Portfolio to another Model or Sample Portfolio at any time; you will be transferred into the most current Model or Sample Portfolio available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.

A subsequent Purchase Payment will be invested in the same Model or Sample Portfolio as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update both your allocation instructions, DCA target allocation instructions and Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.

REBALANCING THE POLARIS PORTFOLIO ALLOCATOR MODELS AND THE SAMPLE PORTFOLIOS

You can elect to have your investment in the Model or Sample Portfolio rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the Model or Sample Portfolio you selected.

With respect to the Models, if you choose to make investments outside of the Model, only those Variable Portfolios within the Model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Model cannot be rebalanced if you wish to maintain your current Model.

Over time, the Model or Sample Portfolio you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Model or Sample Portfolio rebalanced at least annually, then your investment may no longer be consistent with the Model or Sample Portfolio's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change. You should consult your financial representative about how to keep your Model or Sample Portfolio's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the Models no longer are consistent with their original investment goals.

If you elect an optional Living Benefit, you may elect a model that complies with the investment requirements of the optional Living Benefit and your model will be rebalanced quarterly. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Models and Sample Portfolios are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Model or Sample Portfolio should be revised or whether it remains appropriate to invest in accordance with any particular Model or Sample Portfolio.

The program does not guarantee greater or more consistent returns. Future market and investment category performance may differ from the historical performance upon which the Models and Sample Portfolios may have been built. Also, allocation to a single investment category may outperform a Model or Sample Portfolio, so that you could have been better off investing in a single investment category than in a Model or Sample Portfolio. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single investment category. Further, there can be no assurance that any Variable Portfolio chosen for a particular Model or Sample Portfolio will perform well or that its performance will closely reflect that of the investment category it is designed to represent.

The Models and Sample Portfolios represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Models or Sample Portfolios meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Models or Sample Portfolios can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PROGRAM AT ANY TIME.

POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE JANUARY 19, 2010)

----------------------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL A      MODEL B      MODEL C      MODEL D
----------------------------------------------------------------------------------------
 American Funds Global Growth               6%           9%           9%          10%
----------------------------------------------------------------------------------------
 American Funds Growth                      2%           2%           3%           3%
----------------------------------------------------------------------------------------
 American Funds Growth-Income               1%           1%           1%           1%
----------------------------------------------------------------------------------------
 Blue Chip Growth                           2%           2%           2%           2%
----------------------------------------------------------------------------------------
 Capital Appreciation                       2%           3%           3%           4%
----------------------------------------------------------------------------------------
 Corporate Bond                             8%           7%           5%           0%
----------------------------------------------------------------------------------------
 Davis Venture Value                        4%           4%           4%           5%
----------------------------------------------------------------------------------------
 Emerging Markets                           0%           0%           2%           3%
----------------------------------------------------------------------------------------
 Foreign Value                              6%           9%          10%          10%
----------------------------------------------------------------------------------------
 Global Bond                                3%           2%           0%           0%
----------------------------------------------------------------------------------------
 Government and Quality Bond                8%           5%           3%           0%
----------------------------------------------------------------------------------------
 Growth Opportunities                       2%           3%           5%           6%
----------------------------------------------------------------------------------------
 High-Yield Bond                            4%           0%           0%           0%
----------------------------------------------------------------------------------------
 International Diversified Equities         0%           0%           0%           5%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Comstock
  Fund, Series II Shares*                   4%           5%           6%           6%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Growth and
  Income Fund, Series II Shares**           6%           6%           7%           7%
----------------------------------------------------------------------------------------
 Lord Abbett Growth and Income              1%           2%           3%           3%
----------------------------------------------------------------------------------------
 Marsico Focused Growth                     0%           1%           2%           3%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust          4%           5%           6%           7%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                             1%           1%           2%           2%
----------------------------------------------------------------------------------------
 Real Estate                                2%           3%           4%           5%
----------------------------------------------------------------------------------------
 Real Return                               13%           9%           4%           1%
----------------------------------------------------------------------------------------
 Small & Mid Cap Value                      5%           6%           6%           7%
----------------------------------------------------------------------------------------
 Small Company Value                        2%           3%           5%           6%
----------------------------------------------------------------------------------------
 Total Return Bond                         14%          12%           8%           4%
----------------------------------------------------------------------------------------
                               TOTAL      100%         100%         100%         100%
----------------------------------------------------------------------------------------



*     (formerly known as Van Kampen LIT Comstock, Class II Shares)

**    (formerly known as Van Kampen LIT Growth and Income, Class II Shares)

We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.

SAMPLE PORTFOLIOS (EFFECTIVE MARCH 22, 2010)

----------------------------------------------------------------------------------------
                                              BALANCED
                                               GROWTH      BALANCED                ALL
                                                 &          TOWARD     GROWTH    EQUITY
            VARIABLE PORTFOLIOS                INCOME       GROWTH      FOCUS     FOCUS
----------------------------------------------------------------------------------------
 American Funds Global Growth                     5%          10%        15%       15%
----------------------------------------------------------------------------------------
 American Funds Growth                            5%           5%         5%       10%
----------------------------------------------------------------------------------------
 Corporate Bond                                   5%           5%         5%        0%
----------------------------------------------------------------------------------------
 Equity Opportunities                             0%           5%         5%        5%
----------------------------------------------------------------------------------------
 Foreign Value                                   10%          10%        15%       15%
----------------------------------------------------------------------------------------
 Government and Quality Bond                     25%          15%        10%        0%
----------------------------------------------------------------------------------------
 Growth Opportunities                             5%           5%         5%        5%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Comstock Fund,
  Series II Shares*                              10%          10%        10%       15%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Growth and
  Income Fund, Series II Shares**                10%          15%        15%       15%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust                5%           5%         5%       10%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                                   0%           0%         5%       10%
----------------------------------------------------------------------------------------
 Total Return Bond                               20%          15%         5%        0%
----------------------------------------------------------------------------------------
                                     TOTAL      100%         100%       100%      100%
----------------------------------------------------------------------------------------



*     (formerly known as Van Kampen LIT Comstock, Class II Shares)

**    (formerly known as Van Kampen LIT Growth and Income, Class II Shares)

The Models and Sample Portfolios listed above are those that are currently available. The Models and Sample Portfolios are reconfigured annually. However, once you invest in either a Model or Sample Portfolio, the percentages of your contract value allocated to each Variable Portfolio within a Model and Sample Portfolio will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Model and Sample Portfolio in line with your investment goals over time.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2009 and within the previous twelve months (from August 17, 2008 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2009 must be submitted by U.S. Mail (from August 17, 2009 through August 16,
2010).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer ("Default Rebalancing Instructions"). For example, your current contract value is allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect an optional living benefit with investment requirements, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the stock Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing and you have not made any transfer, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

A withdrawal charge of 0.50% only applies to Gross Purchase Payment(s) that qualify for the $1,000,000 or more Investment Amount level if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal. PLEASE SEE FEE TABLE ABOVE.

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain

Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            OPTIONAL LIVING BENEFITS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Currently, no optional living benefits are available with this product.



MARKETLOCK INCOME PLUS



What is MarketLock Income Plus?



MarketLock Income Plus is an optional guaranteed minimum withdrawal feature. The feature is designed to help you create a guaranteed income stream that will last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature. MarketLock Income Plus may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on MarketLock Income Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity.



This feature may not be appropriate if you plan to make ongoing Gross Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Gross Purchase Payments received during the contract's first five years are included in the Income Base.



Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the maximum annual withdrawal amount allowable by the feature. The sum of withdrawals in any contract year up to the maximum annual withdrawal amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.



In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered excess withdrawals under the feature, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK INCOME PLUS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS. WE ALSO RESERVE THE RIGHT TO MODIFY

MARKETLOCK INCOME PLUS AT TIME OF EXTENSION FOR EXISTING CONTRACTS.



When and how may I elect MarketLock Income Plus?



You may have elected MarketLock Income Plus at the time of contract issue. You may have elected to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock Income Plus as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect this feature, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased and the number of Covered Persons. The tables below provide the age requirement for this feature.



IF YOU ELECTED ONE COVERED PERSON:



------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                 AGE(1)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
  (based on the age of the older Owner)            45                    80
------------------------------------------------------------------------------------




IF YOU ELECTED TWO COVERED PERSONS:



----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------




(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.



(2) The age requirement is based solely on the single owner for purposes of issuing the contract with the feature.



How does MarketLock Income Plus work?



MarketLock Income Plus locks-in the greater of two values in determining the Income Base, defined below. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked-in each year on each Benefit Year anniversary during the first 5 Benefit Years following the Effective Date based on the greater of either (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit. MarketLock Income Plus is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock Income Plus.



You may elect to extend both the Income Base Evaluation Period and the Income Credit Period over which the feature locks-in either the highest Anniversary Value or Income Base plus any Income Credit for two additional five year periods provided that you are age 85 or younger at the time of each extension ("First Extension and Second Extension"). After election of the First Extension and the Second Extension, you may elect to extend only the Income Base Evaluation Period over which the feature locks-in the highest Anniversary Value ("Subsequent Extension(s)") provided that you are age 85 or younger at the time of each Subsequent Extension. As a result, the Income Credit Period is not available for Subsequent Extensions.



New fees and other conditions may apply upon extension. We guarantee that the current fee, as reflected in the Fee Table below, will not increase by more than 0.25% at the time of First Extension. IF YOU ELECT EXTENSIONS, YOU MUST CONTACT US IN WRITING BEFORE THE END OF EACH EVALUATION PERIOD. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" BELOW.



Is there an additional guarantee if I do not take withdrawals for 10 years?



Yes, if you do not take any withdrawals before the 10th Benefit Year anniversary. On the 10th Benefit Year anniversary following the Effective Date, the Income Base, and if applicable, the Income Credit Base, are eligible to be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"), if you elect the feature at contract issue. If you elect the feature after contract issue, the Minimum Income Base is equal to 200% of the contract value as of the Effective Date. You do not need to elect extensions in order to be eligible to receive the Minimum Income Base.



What determines the Maximum Annual Withdrawal Percentage?



The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below.

One Covered Person



If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:



------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 62nd Birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 62nd Birthday                5% of Income Base
------------------------------------------------------------------------




Two Covered Persons



If the feature is elected to cover two lives, the following is applicable:



------------------------------------------------------------------------
    AGE OF THE YOUNGER COVERED PERSON
     OR SURVIVING COVERED PERSON AT               MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 62nd Birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 62nd Birthday                5% of Income Base
------------------------------------------------------------------------




If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (based only on this contract) will be considered an Excess Withdrawal. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" below.



Are there investment requirements if I elect MarketLock Income Plus?



As long as the feature is in effect, we require that you allocate your investments in accordance with the investment requirements listed below.



INVESTMENT REQUIREMENTS



You may comply with investment requirements by allocating your investments in one of three ways or if using a DCA Fixed Account, by indicating your target allocations in one of three ways:



     1. Invest 100% in the Cash Management Variable Portfolio



     2. Invest 100% in the Balanced Growth & Income Sample Portfolio or in Polaris Portfolio Allocator Model A, B or C



     3. Invest 100% in one or a combination of the following Variable
        Portfolios: American Funds Asset Allocation, Asset Allocation, Balanced, Franklin Income Securities Fund, Franklin Templeton VIP Founding Funds Allocation Fund and MFS Total Return



If we offer additional allocations that comply with investment requirements in the future, we will give you the opportunity to allocate your investments accordingly.



For details regarding the investment allocations of the Polaris Portfolio Allocator Models, PLEASE SEE POLARIS PORTFOLIO ALLOCATOR PROGRAM ABOVE.



The Polaris Portfolio Allocator Models are designed to assist in diversifying your investment across various asset classes which may help minimize the risk that your contract value will be reduced to zero before your death. You may have better investment returns investing in a single asset class or in Variable Portfolios that are not available for investment under this feature. You should consult with your financial representative to assist you in determining whether the Polaris Portfolio Allocator Models are suited for your financial needs and risk tolerance.



Your allocation instructions accompanying any Gross Purchase Payment must comply with the investment requirements, described above, in order for your application or subsequent Gross Purchase Payment(s) to be considered in Good Order. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS ABOVE. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:



     - any transfer or reallocation you initiate; or



     - any withdrawal you initiate.



Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current and compliant Automatic Asset Rebalancing Program instructions on file. If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file whether for rebalancing or for allocation of a Purchase Payment; we will implement the last compliant instructions at the next rebalancing. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.



We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations at least 30 days in advance.



How are the components for MarketLock Income Plus calculated?



FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:



     1. 100% of Gross Purchase Payments received during the first contract year; and



     2. Gross Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Gross Purchase Payments received in year 1. This means that if you made a $100,000 Gross Purchase Payment in year 1, Eligible Purchase Payments will include additional Gross Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments. If the feature is elected after contract issue, Gross Purchase Payments received from the Effective Date through contract year 5 are capped in each year at an amount equal to 100% of the Gross Purchase Payments received during the first contract year.



Any Gross Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Gross Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, continuation contributions are included in the calculation of Anniversary Values, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.



SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus any available Income Credit. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later. You may elect to extend both the Income Base Evaluation Period and the Income Credit Period at the end of the initial Income Base Evaluation Period and initial Income Credit Period, and after election of the First Extension, you may elect a Second Extension. Subsequent Extensions apply to only the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" BELOW.



THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.



FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. In each subsequent Benefit Year, the Income Base equals the Income Base at the beginning of the Benefit Year plus any subsequent Eligible Purchase Payments made during that Benefit Year, less proportionate adjustments for Excess Withdrawals that occurred during that Benefit Year. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" and "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" BELOW.



FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.



SIXTH, we determine the INCOME CREDIT which is an amount equal to 7% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to the determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero.



FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. PLEASE SEE "HOW DO INCREASES AND DECREASES IN THE INCOME BASE IMPACT THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT?" below.

How can the Income Base and Income Credit Base be increased?



On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.



The maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:



     (a) is the cumulative Eligible Purchase Payments; and



     (b) is the current Income Base, increased by the Income Credit, if any; and



     (c) is all previous Anniversary Values during any Income Base Evaluation Period.



On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:



     (a) the Income Base calculated based on the maximum Anniversary Value; and



     (b) the current Income Base plus the Income Credit.



If (a) is greater than (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.



Increases to your Income Base and Income Credit Base occur on Benefit Year anniversaries as described above. However, Eligible Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Your Income Base and Income Credit Base will not increase even if your contract value on days other than the Benefit Year anniversary was greater than your Income Base on the Benefit Year anniversary.



In addition, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:



     (a) is the current Income Base, calculated based on the maximum Anniversary Value; and



     (b) is the current Income Base plus the Income Credit if applicable; and



     (c) is the Minimum Income Base.



On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:



     (a) is the Income Base calculated based on the maximum Anniversary Value;
         and



     (b) is the current Income Credit Base; and



     (c) is the Minimum Income Base.



How do increases and decreases in the Income Base Impact the Maximum Annual Withdrawal Amount?



INCREASES IN THE INCOME BASE



In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.



DECREASES IN THE INCOME BASE



Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" BELOW. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than or equal to the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.



What are the effects of withdrawals on MarketLock Income Plus?



The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. IF YOU TAKE A

WITHDRAWAL BEFORE THE 10TH BENEFIT YEAR ANNIVERSARY, YOUR INCOME BASE, AND IF APPLICABLE, THE INCOME CREDIT BASE, ARE NOT ELIGIBLE TO BE INCREASED TO THE MINIMUM INCOME BASE.



You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.



Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS WITHDRAWALS. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn. You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.



The impact of withdrawals and the effect on certain components of MarketLock Income Plus are further explained below:



     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.



Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.



What is the fee for MarketLock Income Plus?



The fee for MarketLock Income Plus depends on whether you elect to cover one life or two lives, as follows:



------------------------------------------------------------------------
                NUMBER OF
             COVERED PERSONS                      ANNUALIZED FEE
------------------------------------------------------------------------
 For One Covered Person                        0.85% of Income Base
------------------------------------------------------------------------
 For Two Covered Persons                       1.10% of Income Base
------------------------------------------------------------------------




The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect this feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime income payments under this feature.



An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.



If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.



New fees and conditions may apply upon extension of the Income Base Evaluation Period and Income Credit Period. We guarantee that the current fee, as reflected above, will not increase by more than 0.25% at time of First Extension.



Can I extend the Income Base Evaluation Period and Income Credit Period beyond 5 years?



Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods, as long as the feature is still in effect, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, as long as the feature is still in effect and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").



Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each evaluation period, we will inform you of the terms of the next extension in writing. If you elect extension(s), you must contact us in writing before the end of each evaluation period. The components of the feature will change to those in effect at the time of extension, such as the fee, Maximum Annual Withdrawal Percentage, and investment requirements, which may be different from the components when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.



If you do not elect the First Extension and the Second Extension, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 10th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.



What happens if the contract value is reduced to zero?



All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of this feature over the lifetime of the Covered Person(s).



However, if at any time an Excess Withdrawal(s) reduce your contract value to zero, no further benefits will remain under this feature and your contract along with this feature will terminate.



If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero and eliminate any other benefits of the contract.



When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following:



     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or



     2. Any option mutually agreeable between you and us.



If you do not select an option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).



Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.



What happens to MarketLock Income Plus upon a spousal continuation?



If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:



     1. Make a death claim if the contract value is greater than zero which terminates MarketLock Income Plus and the contract; or



     2. Continue the contract if the contract value is greater than zero, without MarketLock Income Plus and its corresponding fee.



If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:



     1. Make a death claim if the contract value is greater than zero, which terminates MarketLock Income Plus and the contract; or



     2. Continue the contract with MarketLock Income Plus and its corresponding fee.



The components of the feature in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person when the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.



If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base

Evaluation Period and/or Income Credit Period. The Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit years following the Effective Date. PLEASE SEE "IS THERE AN ADDITIONAL GUARANTEE IF I DO NOT TAKE WITHDRAWALS FOR 10 YEARS?" ABOVE. In addition, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period upon the expiration of the period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" ABOVE.



Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock Income Plus upon the death of the second spouse?



No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock Income Plus. PLEASE SEE DEATH BENEFITS BELOW.



What happens to MarketLock Income Plus upon the Latest Annuity Date?



If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following options:



     1. Annuitize the contract value under the contract's annuity provisions; or



     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or



     3. Any option mutually agreeable between you and us.



If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS BELOW. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.



Can MarketLock Income Plus be cancelled?



MarketLock Income Plus may be cancelled on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once MarketLock Income Plus is cancelled, you will no longer be charged a fee after the cancellation is effective and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock Income Plus will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period and you may not re-elect or reinstate MarketLock Income Plus after cancellation.



Are there circumstances under which MarketLock Income Plus will automatically terminate?



The feature automatically terminates upon the occurrence of one of the following:



     1. Annuitization of the contract; or



     2. Termination or surrender of the contract; or



     3. A death benefit is paid and the contract is terminated; or



     4. Excess Withdrawals reduce the contract value to zero; or



     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or



     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"



If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock Income Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock Income Plus. Any ownership change is contingent upon prior review and approval by the Company.



Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?



Under any of the following circumstances, MarketLock Income Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:



     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or



     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.



Under these circumstances, the fee for MarketLock Income Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for the remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN MARKETLOCK INCOME PLUS BE CANCELLED?"

MARKETLOCK FOR LIFE PLUS



If your contract was issued with an optional Living Benefit prior to May 1, 2008, please see Appendix D for details regarding certain differences to the Living Benefit provisions from those described below.



What is MarketLock For Life Plus?



MarketLock For Life Plus is an optional guaranteed minimum withdrawal feature. The feature is designed to help you create a guaranteed income stream that may last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero. The feature guarantees withdrawals based on the greater of the highest Anniversary Value or the Income Base, as defined below, plus a potential additional amount ("Income Credit"). Thus, MarketLock For Life Plus may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, that you live longer than expected or any combination of these factors. You may never need to rely on MarketLock For Life Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity.



This feature may not be appropriate if you plan to make ongoing Gross Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Gross Purchase Payments received in the contract's first five years are included in the Income Base.



Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing the contract value, deducting applicable withdrawal charges, free withdrawal amounts and all other benefits, features and conditions of your contract.



Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK FOR LIFE PLUS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



When and how may I elect MarketLock For Life Plus?



You may have elected MarketLock For Life Plus at the time of contract issue. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life Plus as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you can elect the feature and who can qualify as a Covered Person. If the contract is not owned by a natural person, references to owner(s) apply to the annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchase and the number of Covered Persons.



IF YOU ELECTED ONE COVERED PERSON:



------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                               MINIMUM AGE         MAXIMUM AGE(1)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
  (based on the age of the older Owner)            45                    80
------------------------------------------------------------------------------------




IF YOU ELECTED TWO COVERED PERSONS:



----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------




(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.



(2) Not applicable because feature availability is based on the younger Owner. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.



How does MarketLock For Life Plus work?



MarketLock For Life Plus automatically locks-in the greater of two values in determining the Covered Person(s) guaranteed lifetime benefit. For 10 years following the Effective Date, the feature annually locks-in the highest Anniversary Value or the Income Base plus an Income Credit, as described below. You may extend the period over which the feature locks-in the highest Anniversary Value beyond 10 years; however, the Income Credit is only available for the first 10 years following the Effective Date.



MarketLock For Life Plus automatically locks-in a new Income Base each year during the first 10 years of your contract based on the greater of either (1) the highest Anniversary Value, or (2) the Income Base increased by an Income Credit. The Income Credit is calculated as 7% of the Income Credit Base, defined below. The Income Credit may only be added to the Income Base if no withdrawals are taken in a contract year. For instance, if you take a withdrawal in year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second contract anniversary; however, if you do not take a withdrawal in year 3, you will be eligible for an Income Credit to be added to your Income Base on your third contract anniversary. PLEASE SEE "HOW ARE THE COMPONENTS OF MARKETLOCK FOR LIFE PLUS CALCULATED?" BELOW FOR DETAILS.



What determines the Maximum Annual Withdrawal Percentage?



The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.



One Covered Person



If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:



------------------------------------------------------------------------
                                                  MAXIMUM ANNUAL
  AGE OF THE COVERED PERSON AT TIME OF              WITHDRAWAL
            FIRST WITHDRAWAL                        PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 60th
                 Birthday                        4% of Income Base
------------------------------------------------------------------------
    At least age 60 but prior to 76th
                 Birthday                        5% of Income Base
------------------------------------------------------------------------
        On or after 76th Birthday                6% of Income Base
------------------------------------------------------------------------




Two Covered Persons



If the feature is elected to cover two lives, the following is applicable:



------------------------------------------------------------------------
    AGE OF THE YOUNGER COVERED PERSON
              OR SURVIVING                        MAXIMUM ANNUAL
            COVERED PERSON AT                       WITHDRAWAL
        TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 60th
                 Birthday                        4% of Income Base
------------------------------------------------------------------------
    At least age 60 but prior to 76th
                 Birthday                        5% of Income Base
------------------------------------------------------------------------
        On or after 76th Birthday                6% of Income Base
------------------------------------------------------------------------




If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based on this contract) is greater than the Maximum Annual Withdrawal Amount in any given contract year, no portion of the RMD withdrawal will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a contract year that is greater than both the Maximum Annual Withdrawal Amount and the RMD (based only on this contract) will be considered an Excess Withdrawal. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" BELOW.



Are there investment requirements if I elect MarketLock For Life Plus?



As long as the feature is in effect, we require that you allocate your investments in accordance with the investment requirements listed below.



INVESTMENT REQUIREMENTS



You may comply with investment requirements by allocating your investments in one of three ways or if using a DCA Fixed Account, by indicating your target allocations in one of four ways:



     1. Invest 100% in the Cash Management Variable Portfolio



     2. Invest 100% in the Balanced Growth & Income Sample Portfolio or in Polaris Portfolio Allocator Model A, B or C



     3. Invest 100% in one or a combination of the following balanced Variable
        Portfolios: American Funds Asset Allocation, Asset Allocation, Balanced, Franklin Income Securities Fund, Franklin Templeton VIP Founding Funds Allocation Fund and MFS Total Return

     4. Invest in accordance with the requirements outlined in the table below:




---------------------------------------------------------------------------------
  INVESTMENT          INVESTMENT                    VARIABLE PORTFOLIOS
     GROUP            REQUIREMENT                  AND/OR FIXED ACCOUNTS
--------------- -----------------------------------------------------------------
 A. Bond, Cash        Minimum 20%        Cash Management
    and Fixed        Maximum 100%        Corporate Bond
    Accounts                             Global Bond
                                         Government & Quality Bond
                                         Real Return
                                         Total Return Bond

                                         DCA FIXED ACCOUNTS
                                         6-Month DCA
                                         1-Year DCA
                                         2-Year DCA

                                         FIXED ACCOUNTS
                                         1-Year Fixed (if available)
--------------- -----------------------------------------------------------------
 B. Equity            Minimum 0%         Aggressive Growth
    Maximum           Maximum 80%        Alliance Growth
                                         American Funds Asset Allocation
                                         American Funds Global Growth
                                         American Funds Growth
                                         American Funds Growth-Income
                                         Asset Allocation
                                         Balanced
                                         Blue Chip Growth
                                         Capital Appreciation
                                         Davis Venture Value
                                         "Dogs" of Wall Street
                                         Equity Opportunities
                                         Foreign Value
                                         Franklin Income Securities Fund
                                         Franklin Templeton VIP Founding
                                           Funds Allocation Fund
                                         Fundamental Growth
                                         Global Equities
                                         Growth
                                         Growth-Income
                                         High-Yield Bond
                                         International Diversified Equities
                                         International Growth and Income
                                         Invesco Van Kampen V.I. Capital Growth
                                         Fund, Series II Shares (formerly Van
                                         Kampen LIT Capital Growth, Class II
                                         Shares)
                                         Invesco Van Kampen V.I. Comstock Fund,
                                         Series II Shares (formerly Van Kampen
                                         LIT Comstock, Class II Shares)
                                         Invesco Van Kampen V.I. Growth and
                                         Income Fund, Series II Shares (formerly
                                         Van Kampen LIT Growth and Income, Class
                                         II Shares)
                                         Lord Abbett Growth and Income
                                         Lord Abbett Mid Cap Value
                                         Marsico Focused Growth
                                         MFS Massachusetts Investors Trust
                                         MFS Total Return
                                         Small & Mid Cap Value
                                         Telecom Utility
--------------- -----------------------------------------------------------------

 C. Limited           Minimum 0%         Capital Growth
    Equity            Maximum 20%        Emerging Markets
                                         Growth Opportunities
                                         Mid-Cap Growth
                                         Natural Resources
                                         Real Estate
                                         Small Company Value
                                         Technology
--------------- -----------------------------------------------------------------




Your allocation instructions accompanying any Gross Purchase Payment must comply with the investment requirements, listed above, in order for your application or subsequent Gross Purchase Payment to be considered in Good Order. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS ABOVE. We will automatically enroll you in the Automatic Asset Rebalancing Program, with quarterly rebalancing because market performance and withdrawal activity may result in your contract's allocations going outside these restrictions. This will ensure that your allocations are rebalanced quarterly to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:



     - any transfer or reallocation you initiate; or



     - any withdrawal you initiate.



Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current and compliant Automatic Asset Rebalancing Program instructions on file. If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file whether for rebalancing or for allocation of a Gross Purchase Payment and implement those at the next rebalancing. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM IN THE PROSPECTUS. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.



We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements at least 30 days in advance.



How are the components for MarketLock For Life Plus calculated?



FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:



     1. 100% of Gross Purchase Payments received during the first contract year; and



     2. Gross Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Gross Purchase Payments received in year 1. This means that if you made a $100,000 Gross Purchase Payment in year 1, Eligible Purchase Payments will include additional Gross Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Gross Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Gross Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, continuation contributions are included in the calculation of Anniversary Values, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 Value without our prior Company approval.




SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the potential Income Credit. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values and if greater, the Income Base plus the Income Credit, if applicable, during the Income Credit Period. The Income Credit Period and the Income Base Evaluation Period begin on the Effective Date and end 10 years later. On the expiration of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 10 YEARS?" below. However, you cannot extend the Income Credit Period.



THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.



FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. PLEASE SEE"WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" below. On each contract anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit. The calculation and components of this determination are detailed below.



     CALCULATION OF THE INCOME BASE WHEN AN INCOME CREDIT IS NOT AVAILABLE OR AFTER INCOME CREDIT PERIOD ENDS:



     On each contract anniversary occurring during the Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than both (a) and (b), where:



          (a) is the current Income Base; and



          (b) is all previous maximum Anniversary Values during the Income Base Evaluation Period.



     CALCULATION OF THE INCOME BASE WHEN AN INCOME CREDIT IS AVAILABLE:



     The Income Credit Base is used to calculate the Income Credit during the Income Credit Period. The Income Credit is calculated as a percentage of the Income Credit Base. The Income Credit Base is used solely to calculate the Income Credit. The initial Income Credit Base is equal to the initial Eligible Purchase Payment.



     On each contract anniversary during the Income Credit Period, we determine the amount by which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:



          (a) the Income Base calculated based on the maximum Anniversary Value; and



          (b) the current Income Base plus the Income Credit.



     If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.



Increases to your Income Base and Income Credit Base occur on contract year anniversaries as described above. However eligible Purchase Payments can increase your Income Base and Income Credit Base at the time they are received. Your Income Base and Income Credit Base will not increase even if your contract value on days other than the contract year anniversary was greater than your Income Base on the contract year anniversary.



The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Base and Income Credit Base are decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.



Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.



FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each contract year. The Maximum Annual Withdrawal Amount is calculated by multiplying the current Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. If the Income Base is increased on a contract anniversary, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage. If the Income Base is increased for any Eligible Purchase

Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new Income Base by the applicable Maximum Annual Withdrawal Percentage. The Maximum Annual Withdrawal Amount may also be decreased due to Excess Withdrawals. PLEASE SEE WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS? below.



What is the fee for MarketLock For Life Plus?



The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee is as follows:



------------------------------------------------------------------------
         ALL YEARS IN WHICH THE
          FEATURE IS IN EFFECT                    ANNUALIZED FEE
------------------------------------------------------------------------
 For One Covered Person                        0.75% of Income Base
------------------------------------------------------------------------
 For Two Covered Persons                       1.00% of Income Base
------------------------------------------------------------------------




The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the Effective Date and ending upon termination of the Benefit.



An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.



If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.



What are the effects of withdrawals on MarketLock For Life Plus?



The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals.



Any withdrawals in a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount do not reduce the Income Base or Income Credit Base. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS WITHDRAWALS. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.



You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you plan to take withdrawals in any years during the Income Credit Period, an Income Credit will not be added to your Income Base in those years.



You may take withdrawals during a contract year up to or less than the Maximum Annual Withdrawal Amount. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.



The impact of withdrawals and the effect on each component of MarketLock For Life Plus are further explained below:



     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base are not reduced for those withdrawals.



     For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.



     Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit.



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE PLUS CALCULATED?").



If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.



What happens if the contract value is reduced to zero?



If the contract value is reduced to zero but the Income Base is greater than zero, guaranteed withdrawals will continue to be payable over the lifetime of the Covered Person(s). However, if at any time an Excess Withdrawal reduces your contract value to zero, no benefit remains and the feature terminates.



The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent

Gross Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.



When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following:



     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or



     2. Any option mutually agreeable between you and us.



If you do not select an option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).




Can I extend the Income Base Evaluation Period beyond 10 years?



There is an option for extension of the Income Base Evaluation Period as long as the feature is still in effect and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension. IN ORDER TO EXTEND THE INCOME BASE EVALUATION PERIOD, WE WILL NOTIFY YOU 60 DAYS PRIOR TO THE END OF THE INCOME BASE EVALUATION PERIOD AND YOU MUST RESPOND TO US IN WRITING NO LATER THAN THE END OF THE CURRENT INCOME BASE EVALUATION PERIOD. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. PLEASE SEE "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE PLUS CALCULATED?" ABOVE. Also, if you extend the Income Base Evaluation Period, you should note that the components of the feature will change to those in effect at the time you elect to extend, such as the fee, Maximum Annual Withdrawal Percentage, and investment requirements, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the Income Base Evaluation Period.



If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.



Can I extend the Income Credit Period beyond 10 years?



No. The Income Credit Period may not be extended. However, the Income Base Evaluation Period as described above may be extended.



What happens to MarketLock For Life Plus upon a spousal continuation?



If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:



     1. Make a death claim if the contract value is greater than zero which terminates MarketLock For Life Plus and the contract; or



     2. Continue the contract if the contract value is greater than zero, without MarketLock For Life Plus and its corresponding fee.



If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:



     1. Make a death claim if the contract value is greater than zero, which terminates MarketLock For Life Plus and the contract; or



     2. Continue the contract with MarketLock For Life Plus and its corresponding fee.



The components of the feature will not change as a result of a spousal continuation. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person when the first withdrawal was taken or, if no withdrawals were taken prior to the continuation, the age of the surviving Covered Person at the time the first withdrawal is taken.



If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period. In addition, the Continuing Spouse will be eligible to extend the Income Base Evaluation Period upon the expiration of the period. See "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 10 YEARS?" ABOVE.



Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Life Plus upon the death of the second spouse?



No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock For Life Plus. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Life Plus upon the Latest Annuity Date?



If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following options:



     1. Annuitize the contract value under the contract's annuity provisions; or



     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or



     3. Any option mutually agreeable between you and us.



If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.



Can MarketLock For Life Plus be cancelled?



MarketLock For Life Plus may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary after the 10th contract anniversary. Once MarketLock For Life Plus is cancelled, you will no longer be charged a fee after the cancellation is effective and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock For Life Plus will no longer apply to your contract. You may not extend the Income Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus after cancellation.



Are there circumstances under which MarketLock For Life Plus will automatically terminate?



The feature automatically terminates upon the occurrence of one of the following:



     1. Annuitization of the contract; or



     2. Full surrender or termination of the contract; or



     3. A death benefit is paid and the contract is terminated; or



     4. Excess withdrawals reduce the contract value to zero; or



     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or



     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"



If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Life Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Life Plus. Any ownership change is contingent upon prior review and approval by the Company.



Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?



Under any of the following circumstances, MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:



     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or



     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.



Under these circumstances, the fee for MarketLock For Life Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for the remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN MARKETLOCK FOR LIFE PLUS BE CANCELLED?"



MARKETLOCK



What is MarketLock?



MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). Thus, MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.



The feature does not guarantee a withdrawal of an income stream based on any Gross Purchase Payments made after the second contract anniversary. The feature only guarantees lifetime withdrawals in the manner described below. You may never need to rely on MarketLock depending on your contract's market performance, your withdrawal activity, and your longevity.



The feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRAs or tax qualified plans. The feature guarantees only Purchase Payments received in the contract's first two years.



Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, deducting applicable withdrawal charges, and reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract. PLEASE SEE ACCESS TO YOUR MONEY
SECTION IN THE PROSPECTUS.



Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



THE INVESTMENT REQUIREMENTS APPLICABLE TO MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS, DISCUSSED ABOVE, ARE NOT APPLICABLE TO MARKETLOCK.



When and how can I elect MarketLock?



You may have elected MarketLock at the time of contract issue and if you were age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner.



How does MarketLock work?



MarketLock automatically locks-in the highest contract Anniversary Value during the first 7 years (or longer if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.



The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the Maximum Annual Withdrawal Amount in any Benefit Year. However, you may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.



The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date.



MARKETLOCK SUMMARY TABLE:



----------------------------------------------------------------------------------------------
                                                          MAXIMUM               INITIAL
                                                           ANNUAL               MINIMUM
                                                         WITHDRAWAL            WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE*             PERIOD
----------------------------------------------------------------------------------------------
       Before 7(th) Benefit Year anniversary                 5%                 20 years
----------------------------------------------------------------------------------------------
    On or after 7(th) Benefit Year anniversary               7%               14.28 years**
----------------------------------------------------------------------------------------------
   On or after the older contract owner's 65(th)             5%                Life of the
                     birthday***                                             older contract
                                                                                  owner
----------------------------------------------------------------------------------------------




* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal.



If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year; no portion of the withdrawal will be treated as an excess withdrawal. Any portion of an RMD withdrawal in a Benefit Year that is greater than both the Maximum Annual Withdrawal Amount and the RMD amount (based only on this contract) will be considered an Excess Withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?" below.



** The fractional year indicates that the final withdrawal of the remaining Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.



*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the

    5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.



For details on the effects of withdrawals, please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"



How are the components for MarketLock calculated?



In order to determine the Benefit's value, we calculate each of the components as described below.



FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Gross Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Gross Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, spousal continuation contributions are included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW. Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.



SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 7th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for additional periods as discussed further below.



THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.



FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.



FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary Table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.



FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period of time over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary Table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.



FOR DETAILS ON THE EFFECTS OF WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" BELOW.



Can I extend MarketLock beyond 7 years?



Yes. As long as the Benefit is still in effect and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least two additional evaluation periods of 7 years each. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "HOW ARE THE COMPONENTS OF MARKETLOCK CALCULATED?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, may change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered after the guaranteed additional evaluation periods at our sole discretion.



If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.



What is the fee for MarketLock?



The annualized fee for MarketLock is calculated as 0.50% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.



The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in the MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee.



If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume.




What are the effects of withdrawals on MarketLock?



The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.



If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?" above, based on when your first withdrawal was taken and adjusted for withdrawals already taken.



Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.



The impact of withdrawals and the effect on each component of MarketLock are further explained below:



MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:



     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;



     (2) Excess Withdrawals as described above reduce the MAV Benefit Base as follows:



          If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is further reduced to the lesser of:



          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal; or



          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV

     Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.



MINIMUM WITHDRAWAL PERIOD:



On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.



------------------------------------------------------------------------
                                                          EFFECT ON
               THE AMOUNT WITHDRAWN                  MINIMUM WITHDRAWAL
                 IN A BENEFIT YEAR                         PERIOD
------------------------------------------------------------------------
Amounts up to the Maximum Annual Withdrawal Amount       New Minimum
                                                     Withdrawal Period =
                                                    the MAV Benefit Base
                                                      (which includes a
                                                      deduction for any
                                                          previous
                                                        withdrawals),
                                                       divided by the
                                                       current Maximum
                                                      Annual Withdrawal
                                                           Amount
------------------------------------------------------------------------
Amounts in excess of the Maximum Annual Withdrawal       New Minimum
                      Amount                         Withdrawal Period =
                                                         the Minimum
                                                    Withdrawal Period as
                                                        of the prior
                                                    contract anniversary
                                                       minus one year
------------------------------------------------------------------------




What happens if the contract value is reduced to zero?



If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Gross Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.



When the contract value equals zero, to receive any remaining Benefit, you must select one of the following:



     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner; or



     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or



     3. Any option mutually agreeable between you and us.




What happens to MarketLock upon a spousal continuation?



A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals if eligible, because they are based on the older owner's life.



If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW. Additionally, the Continuing Spouse may extend the MAV Evaluation Period up to two times provided that (1) the original owner did not previously extend the MAV Evaluation period and (2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. If the original owner extended the MAV Evaluation Period once, the Continuing Spouse may extend the MAV Evaluation Period only one more time. If the original owner extended the MAV Evaluation Period twice, the Continuing Spouse may not extend the MAV Evaluation Period. Spousal continuation contributions are not considered Eligible Purchase Payments. However, spousal continuation contributions are included in the calculation of Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.



Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?



Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. SEE DEATH BENEFITS BELOW. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

What happens to MarketLock upon the Latest Annuity Date?



If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:



     1. Annuitize the contract value under the contract's annuity income options; or



     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or



     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or



     4. Any option mutually agreeable between you and us.



Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.



Can MarketLock be cancelled?



MarketLock may be cancelled on the 7th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.




Are there circumstances under which MarketLock will automatically terminate?



The feature automatically terminates upon the occurrence of one of the following:



     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or



     2. Annuitization of the contract; or



     3. Full surrender of the contract; or



     4. Death benefit is paid.



Lifetime withdrawals will not be available in the event of:



     1. An ownership change which results in a change of the older owner;* or



     2. Withdrawals prior to the 65th birthday of the older owner; or



     3. Death of the older owner; or



     4. A Spousal Continuation (upon the death of the older owner); or



     5. A withdrawal in excess of 5% of MAV Benefit Base.**



* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.



** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.



If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.


EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS



The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.



A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.



If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.



OTHER BENEFICIARY CONTINUATION OPTIONS



Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-Qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).



Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.




The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Gross Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Gross Purchase Payments are received on or after your 86th birthday.

Certain death benefits are either no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO MAY 1, 2009, PLEASE SEE APPENDIX F FOR

DETAILS REGARDING THOSE FEATURES. Currently, the optional Purchase Payment Accumulation and the optional EstatePlus death benefits are not available for election.


DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or


     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death. The anniversary values equal the contract value on a contract anniversary, plus any Purchase Payments received since that anniversary, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.


If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

     1. Contract value; or

     2. The lesser of:

          a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

          b. 125% of contract value.



SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expenses is 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


SALES CHARGE



A sales charge is deducted from all initial and subsequent Gross Purchase Payments you make to your contract. We deduct the sales charge from each Gross Purchase Payment before it is allocated to a Variable Portfolio and/or available Fixed Account option. The sales charge equals a percentage of each Gross Purchase Payment and is based on your investment amount at the time each Gross Purchase Payment is received by us, according to the schedule below. We call the investment levels in the schedule below "breakpoints." You can reduce your sales charge by increasing your investment amount to reach the next breakpoint. PLEASE SEE EXAMPLE OF SALES CHARGE CALCULATION FOR CONTRACTS ISSUED ON OR AFTER NOVEMBER 9, 2009 IN APPENDIX H BELOW.



Your investment amount is determined on the day we receive a Gross Purchase Payment. Your initial investment amount is equal to your initial Gross Purchase Payment. Thereafter, your investment amount is equal to the sum of:



     (1) The subsequent Gross Purchase Payment when received by us; and,



     (2) The greater of:



          (a) The contract value on the date that subsequent Gross Purchase Payment is received, or;



          (b) The sum of all previous Gross Purchase Payments made into the contract less any withdrawals.



                              SALES CHARGE SCHEDULE




------------------------------------------------------------------------
                                               Maximum Sales Charge
                                                as a Percentage of
            TOTAL INVESTMENT                      Gross Purchase
             AMOUNT RECEIVED                     Payment Invested
------------------------------------------------------------------------
 Less than $50,000                                     5.75%
 $ 50,000-$99,999                                      4.75%
 $100,000-$249,999                                     3.50%
 $250,000-$499,999                                     2.50%
 $500,000-$999,999                                     2.00%
 $1,000,000 and over*                                  0.50%
------------------------------------------------------------------------





* Additionally, a withdrawal charge of 0.50% only applies to Gross Purchase Payment(s) that qualify for the $1,000,000 or more investment amount level, if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal. PLEASE SEE PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE BELOW.



We recommend that you submit each Gross Purchase Payment through your broker-dealer in order to guarantee that your investment amount is calculated as defined above. If you choose to submit your Gross Purchase Payment directly to us, we recommend that you call our Annuity Service Center and/or review your financial confirmation to ensure that the appropriate sales charge was applied.



IF YOUR CONTRACT WAS ISSUED PRIOR TO NOVEMBER 9, 2009, PLEASE SEE SALES CHARGE AND RIGHTS OF ACCUMULATION FOR CONTRACTS ISSUED PRIOR TO NOVEMBER 9, 2009 IN APPENDIX G BELOW.



We reserve the right to modify, suspend, or terminate this program at any time.


LETTER OF INTENT

The Letter of Intent feature lets you establish an investment goal up front so that all Gross Purchase Payments you make during a designated 13-month period receive the sales charge corresponding to your stated investment goal. When you submit a signed Letter of Intent, we use the amount of your stated investment goal to determine the sales charge on any Gross Purchase Payment you make during the 13-month period as though the total amount of Gross Purchase Payments (your investment goal) is invested as one lump-sum.

Gross Purchase Payments made within 90 days prior to our receipt of your Letter of Intent (but not prior to the issue date of your contract) may count towards meeting your investment goal. If you use prior Gross Purchase Payments towards satisfying your investment goal, the Letter of Intent start date will be backdated to the receipt date of the earliest prior Gross Purchase Payment. If you wish to use prior Gross Purchase Payments towards meeting your investment goal, you or your financial representative must inform us of such prior Gross Purchase Payments at the time you submit your Letter of Intent.

     EXAMPLE:

     Assume as part of your contract application you sign a Letter of Intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.75%. You make an initial Gross Purchase Payment of $20,000. We deduct a reduced sales charge of 4.75% from your initial Gross Purchase Payment. Ten months later you make a subsequent Gross Purchase Payment of $30,000. We again deduct a reduced sales charge of 4.75% from your Gross Purchase Payment. Without a Letter of Intent the sales charge for the first Gross Purchase Payment would have been 5.75%.


You may submit a Letter of Intent at any time. If you choose to submit a Letter of Intent when you apply for the contract, you must notify us on the application and the appropriate form, if applicable that is submitted to us. If you elect to submit a Letter of Intent after your contract is issued, you must complete the appropriate form, which is available from your financial representative or our Annuity Service Center.



You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or if you surrender or annuitize your contract without having reached your investment goal, we will deduct from your contract the difference between: (1) the sales charge corresponding to the amount of Gross Purchase Payments made to your contract during the 13-month period; and (2) the sales charge you actually paid, regardless of whether the original sales charge was based on your Letter of Intent investment goal. The sales charges are deducted proportionately from your then current contract value. We will not deduct this amount if a death benefit is paid on the contract prior to the end of the 13-month period.



You may increase your investment goal by sending us a written request at any time during the 13-month period. Gross Purchase Payments made from the date of such notice through the end of the original 13-month period will receive any applicable reduction in sales charges. Sales charges on Gross Purchase Payments received prior to the notice to increase your investment goal will not be retroactively reduced.



We reserve the right to modify, suspend or terminate the Letter of Intent provision at any time.


PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE

Each Gross Purchase Payment that qualifies for the $1,000,000 or more breakpoint is also subject to a withdrawal charge of 0.50%. The withdrawal charge applies to withdrawals of such Gross Purchase Payments or any portion thereof, that is invested less than 12 months prior to such withdrawal.

Assume that at contract issue, you make an initial Gross Purchase Payment of $800,000. We deduct a sales charge of 2.00%. Three months later, you make a subsequent Gross Purchase Payment of $400,000. Assuming a flat market, the Investment Amount level is now $1,200,000 ($800,000 + $400,000). The second Gross Purchase Payment puts your contract in the Investment Amount of $1,000,000 or more. We deduct a sales charge of 0.50% on $400,000 and will charge a withdrawal charge of 0.50% if you take a withdrawal from this Gross Purchase Payment if invested less than 12 months. Four months later, you take a withdrawal of $700,000 which will reduce your contract value to $500,000 ($1,200,000 - $700,000). We do not charge a withdrawal charge on this withdrawal. Two months later, you take a withdrawal of $400,000 which will reduce your contract value to $100,000 ($500,000 - $400,000). We will charge a withdrawal charge of $1,500 (0.50% of $300,000 since $100,000 is part of the first Gross Purchase Payment).

When calculating the withdrawal charge, we treat withdrawals as coming first from the Gross Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Gross Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, we reduce the withdrawn amount from the contract value by any applicable withdrawal charges. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.


There is an annualized 0.25% fee applicable to Class 3 shares of Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust, Series II shares of AIM Invesco Insurance Funds (Invesco Variable Insurance Funds) and

Class 2 shares of American Funds Insurance Series and Franklin Templeton Variable Insurance Products Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.


The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.


OPTIONAL MARKETLOCK INCOME PLUS FEE



The annualized MarketLock Income Plus fee will be assessed as a percentage of the Income Base for all years in which the feature is in effect. The fee for MarketLock Income Plus depends on whether you elect to cover one life or two lives. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. You will be notified of any change in fee prior to the First, Second and Subsequent Extensions. We guarantee that the current fee reflected below will not increase by more than 0.25% at the time of First Extension.



The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Fixed Accounts which in total equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter. The fee is as follows:



--------------------------------------------------------
   ALL YEARS IN WHICH THE
    FEATURE IS IN EFFECT            ANNUALIZED FEE
--------------------------------------------------------
 For One Covered Person          0.85% of Income Base
--------------------------------------------------------
 For Two Covered Persons         1.10% of Income Base
--------------------------------------------------------




OPTIONAL MARKETLOCK FOR LIFE PLUS FEE



The annualized MarketLock For Life Plus fee will be assessed as a percentage of the Income Base for all years in which the feature is in effect. The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the contract issue date and ending upon termination of the Benefit.



The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in the available Fixed Accounts which in total equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter. The fee is as follows:



--------------------------------------------------------
 NUMBER OF COVERED PERSONS          ANNUALIZED FEE
--------------------------------------------------------
 For One Covered Person         0.75% of Income Base
--------------------------------------------------------
 For Two Covered Persons        1.00% of Income Base
--------------------------------------------------------




If you purchased your contract prior to May 1, 2008, please see Appendix D for the fee applicable to this feature.



OPTIONAL MARKETLOCK FEE



The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:



--------------------------------------------------------
                                    ANNUALIZED FEE
--------------------------------------------------------
 All years in which the       0.50% of MAV Benefit Base
  feature is in effect
--------------------------------------------------------



PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 0.25% to 5.00% of the initial Purchase Payment.


Certain broker-dealers may limit crediting this additional amount to employees only.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PAYMENTS IN CONNECTION WITH DISTRIBUTION
                                 OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Gross Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Gross Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2009 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no annuity income payments will be available. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your income option. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE INTERNAL REVENUE TAX CODE, IRS REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE IRS AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any

Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Gross Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified contracts that are issued by us to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Gross Purchase Payments. Gross Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Gross Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Gross Purchase Payment, generally until you have received all of your Gross Purchase Payment. Any portion of each annuity income payment that is considered a return of your Gross Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Gross Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

Any death benefit paid under the contract is taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit are paid as lump sum or as annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract with enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) exceeds these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable

Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE DISTRIBUTOR


SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.


THE COMPANY

SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.

For details regarding name changes and redomestication of the Company, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.

OWNERSHIP STRUCTURE OF THE COMPANY

SunAmerica Annuity is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation.

American International Group is an international insurance organization with operations in more than 130 countries and jurisdictions. Its activities include commercial, institutional and individual property-casualty, life insurance, and retirement services around the world. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), became the controlling stockholder of American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The change of control does not in any way alter the Company's obligations to you.

Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern during this period. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades that occurred late in the third quarter of 2008 and American International Group's restructuring plan, and other American International Group-related news also has had an impact on the Company's operations.

The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

SunAmerica Annuity originally established Variable Annuity Account Seven under Arizona law on August 28, 1998.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.


PLEASE SEE APPENDIX B FOR IMPORTANT INFORMATION REGARDING CERTAIN GUARANTEES BY AMERICAN HOME ASSURANCE COMPANY ("GUARANTOR") FOR CONTRACTS ISSUED PRIOR TO JANUARY 1, 2007.

FINANCIAL STATEMENTS

There are various sets of financial statements described below that are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix B for more information regarding the Guarantor.

AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT

American International Group's annual report is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.


The consolidated financial statements and financial statement schedules incorporated into this prospectus by reference to American International Group's Current Report on Form 8-K dated August 6, 2010 and management's assessment of the effectiveness of internal control over financial reporting incorporated into this prospectus by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2009, have been so incorporated in reliance upon the report (which contains an explanatory paragraph relating to American International Group's dependence upon the continued financial support of the U.S. government) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and Guarantor, if applicable, are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract owners to read and understand the financial statements.

The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.

American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and American International Group's website at http://www.aig.com.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

Along with other companies, SunAmerica Annuity has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. SunAmerica Annuity is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. SunAmerica Annuity is cooperating fully with the investigation. The impact of this matter, if any, on SunAmerica Annuity's financial position cannot be reasonably estimated at this time.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI is listed below.


Separate Account and the Company
General Account
Support Agreement Between the Company and American International Group
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                        FISCAL YEAR         FISCAL YEAR         FISCAL YEAR
                                                    INCEPTION TO           ENDED               ENDED               ENDED
VARIABLE PORTFOLIOS                                    4/30/07            4/30/08             4/30/09             4/30/10
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV................................   (a)   $   10.449   (a)   $    11.840   (a)   $     9.591   (a)   $     5.207
                                                  (b)   $   10.327   (b)   $    11.674   (b)   $     9.452   (b)   $     5.127
  Ending AUV...................................   (a)   $   11.840   (a)   $     9.591   (a)   $     5.207   (a)   $     7.740
                                                  (b)   $   11.674   (b)   $     9.452   (b)   $     5.127   (b)   $     7.616
  Ending Number of AUs.........................   (a)       26,652   (a)        54,248   (a)        61,895   (a)        67,246
                                                  (b)          548   (b)           548   (b)           548   (b)         2,340
------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV................................   (a)   $    8.263   (a)   $     8.502   (a)   $     8.465   (a)   $     5.800
                                                  (b)   $    8.156   (b)   $     8.370   (b)   $     8.313   (b)   $     5.681
  Ending AUV...................................   (a)   $    8.502   (a)   $     8.465   (a)   $     5.800   (a)   $     7.788
                                                  (b)   $    8.370   (b)   $     8.313   (b)   $     5.681   (b)   $     7.609
  Ending Number of AUs.........................   (a)    1,513,459   (a)     1,908,105   (a)     1,742,225   (a)     1,536,717
                                                  (b)       26,728   (b)        32,954   (b)        31,405   (b)        26,813
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV................................   (a)   $   15.710   (a)   $    17.305   (a)   $    16.787   (a)   $    12.412
                                                  (b)   $   15.581   (b)   $    17.120   (b)   $    16.566   (b)   $    12.218
  Ending AUV...................................   (a)   $   17.305   (a)   $    16.787   (a)   $    12.412   (a)   $    15.640
                                                  (b)   $   17.120   (b)   $    16.566   (b)   $    12.218   (b)   $    15.357
  Ending Number of AUs.........................   (a)    3,348,786   (a)     9,514,179   (a)    12,936,037   (a)    12,198,747
                                                  (b)       76,725   (b)       171,524   (b)       202,418   (b)       184,255
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV................................   (a)   $   20.632   (a)   $    23.856   (a)   $    24.374   (a)   $    16.058
                                                  (b)   $   20.461   (b)   $    23.599   (b)   $    24.051   (b)   $    15.806
  Ending AUV...................................   (a)   $   23.856   (a)   $    24.374   (a)   $    16.058   (a)   $    22.164
                                                  (b)   $   23.599   (b)   $    24.051   (b)   $    15.806   (b)   $    21.761
  Ending Number of AUs.........................   (a)    2,905,057   (a)     6,670,604   (a)     8,676,054   (a)     8,135,364
                                                  (b)       69,495   (b)       116,071   (b)       133,695   (b)       122,640
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV................................   (a)   $   20.073   (a)   $    21.888   (a)   $    21.938   (a)   $    13.684
                                                  (b)   $   19.901   (b)   $    21.647   (b)   $    21.642   (b)   $    13.467
  Ending AUV...................................   (a)   $   21.888   (a)   $    21.938   (a)   $    13.684   (a)   $    18.985
                                                  (b)   $   21.647   (b)   $    21.642   (b)   $    13.467   (b)   $    18.636
  Ending Number of AUs.........................   (a)    2,028,654   (a)     4,738,967   (a)     6,505,924   (a)     6,169,175
                                                  (b)       51,732   (b)        93,118   (b)        90,719   (b)        93,343
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV................................   (a)   $   17.274   (a)   $    19.636   (a)   $    18.613   (a)   $    12.268
                                                  (b)   $   17.112   (b)   $    19.403   (b)   $    18.346   (b)   $    12.062
  Ending AUV...................................   (a)   $   19.636   (a)   $    18.613   (a)   $    12.268   (a)   $    16.452
                                                  (b)   $   19.403   (b)   $    18.346   (b)   $    12.062   (b)   $    16.135
  Ending Number of AUs.........................   (a)    4,591,772   (a)    10,943,193   (a)    13,932,499   (a)    13,297,931
                                                  (b)      101,103   (b)       180,363   (b)       181,322   (b)       168,887
------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV................................   (a)   $   12.974   (a)   $    14.394   (a)   $    14.370   (a)   $    11.218
                                                  (b)   $   12.813   (b)   $    14.172   (b)   $    14.114   (b)   $    10.991
  Ending AUV...................................   (a)   $   14.394   (a)   $    14.370   (a)   $    11.218   (a)   $    14.345
                                                  (b)   $   14.172   (b)   $    14.114   (b)   $    10.991   (b)   $    14.020
  Ending Number of AUs.........................   (a)      102,264   (a)       262,850   (a)       306,441   (a)       289,041
                                                  (b)        1,172   (b)         3,098   (b)         5,211   (b)         9,708
------------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                                          FISCAL YEAR        FISCAL YEAR         FISCAL YEAR
                                                      INCEPTION TO           ENDED              ENDED               ENDED
VARIABLE PORTFOLIOS                                      4/30/07            4/30/08            4/30/09             4/30/10
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
BALANCED - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $    9.069   (a)   $   10.153   (a)   $     9.740   (a)   $    7.482
                                                    (b)   $    8.954   (b)   $    9.973   (b)   $     9.514   (b)   $    7.284
  Ending AUV.....................................   (a)   $   10.153   (a)   $    9.740   (a)   $     7.482   (a)   $    9.597
                                                    (b)   $    9.973   (b)   $    9.514   (b)   $     7.284   (b)   $    9.319
  Ending Number of AUs...........................   (a)       72,720   (a)      157,572   (a)       263,947   (a)      316,261
                                                    (b)           32   (b)           32   (b)         2,259   (b)        3,508
------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $    5.863   (a)   $    6.472   (a)   $     6.443   (a)   $    4.411
                                                    (b)   $    5.786   (b)   $    6.359   (b)   $     6.307   (b)   $    4.292
  Ending AUV.....................................   (a)   $    6.472   (a)   $    6.443   (a)   $     4.411   (a)   $    5.857
                                                    (b)   $    6.359   (b)   $    6.307   (b)   $     4.292   (b)   $    5.680
  Ending Number of AUs...........................   (a)       31,483   (a)      114,787   (a)       199,824   (a)      219,496
                                                    (b)           49   (b)           49   (b)            49   (b)          898
------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   13.557   (a)   $   14.888   (a)   $    16.168   (a)   $   10.547
                                                    (b)   $   13.370   (b)   $   14.644   (b)   $    15.864   (b)   $   10.323
  Ending AUV.....................................   (a)   $   14.888   (a)   $   16.168   (a)   $    10.547   (a)   $   15.245
                                                    (b)   $   14.644   (b)   $   15.864   (b)   $    10.323   (b)   $   14.884
  Ending Number of AUs...........................   (a)    2,999,950   (a)    6,695,403   (a)     8,758,997   (a)    8,115,186
                                                    (b)       85,302   (b)      150,056   (b)       169,672   (b)      157,025
------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $    7.644   (a)   $    8.771   (a)   $     8.916   (a)   $    5.523
                                                    (b)   $    7.546   (b)   $    8.631   (b)   $     8.751   (b)   $    5.407
  Ending AUV.....................................   (a)   $    8.771   (a)   $    8.916   (a)   $     5.523   (a)   $    7.354
                                                    (b)   $    8.631   (b)   $    8.751   (b)   $     5.407   (b)   $    7.182
  Ending Number of AUs...........................   (a)      106,683   (a)      310,147   (a)       534,035   (a)      498,084
                                                    (b)        4,971   (b)        5,571   (b)         8,186   (b)        8,035
------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   11.226   (a)   $   11.650   (a)   $    11.923   (a)   $   11.865
                                                    (b)   $   11.107   (b)   $   11.447   (b)   $    11.665   (b)   $   11.570
  Ending AUV.....................................   (a)   $   11.650   (a)   $   11.923   (a)   $    11.865   (a)   $   11.727
                                                    (b)   $   11.447   (b)   $   11.665   (b)   $    11.570   (b)   $   11.407
  Ending Number of AUs...........................   (a)      221,876   (a)      903,101   (a)     1,874,622   (a)      923,248
                                                    (b)           25   (b)          146   (b)         6,272   (b)        2,612
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   14.000   (a)   $   15.076   (a)   $    15.571   (a)   $   15.045
                                                    (b)   $   13.814   (b)   $   14.837   (b)   $    15.286   (b)   $   14.733
  Ending AUV.....................................   (a)   $   15.076   (a)   $   15.571   (a)   $    15.045   (a)   $   19.087
                                                    (b)   $   14.837   (b)   $   15.286   (b)   $    14.733   (b)   $   18.644
  Ending Number of AUs...........................   (a)    2,689,317   (a)    7,436,341   (a)    10,135,061   (a)    9,998,898
                                                    (b)       47,723   (b)      110,217   (b)       152,505   (b)      148,597
------------------------------------------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   14.277   (a)   $   16.349   (a)   $    15.731   (a)   $   10.012
                                                    (b)   $   14.089   (b)   $   16.091   (b)   $    15.444   (b)   $    9.805
  Ending AUV.....................................   (a)   $   16.349   (a)   $   15.731   (a)   $    10.012   (a)   $   13.762
                                                    (b)   $   16.091   (b)   $   15.444   (b)   $     9.805   (b)   $   13.443
  Ending Number of AUs...........................   (a)    2,275,462   (a)    5,097,085   (a)     7,491,086   (a)    7,046,454
                                                    (b)       59,536   (b)       92,774   (b)       117,716   (b)      111,716
------------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   13.544   (a)   $   15.874   (a)   $    14.814   (a)   $   10.130
                                                    (b)   $   13.396   (b)   $   15.627   (b)   $    14.547   (b)   $    9.923
  Ending AUV.....................................   (a)   $   15.874   (a)   $   14.814   (a)   $    10.130   (a)   $   13.899
                                                    (b)   $   15.627   (b)   $   14.547   (b)   $     9.923   (b)   $   13.581
  Ending Number of AUs...........................   (a)       14,734   (a)       55,858   (a)        56,776   (a)       53,091
                                                    (b)          672   (b)        2,899   (b)         2,177   (b)        2,132
------------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                                          FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                      INCEPTION TO           ENDED              ENDED              ENDED
VARIABLE PORTFOLIOS                                      4/30/07            4/30/08            4/30/09            4/30/10
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   22.367   (a)   $   25.986   (a)   $   31.359   (a)   $   16.723
                                                    (b)   $   22.117   (b)   $   25.632   (b)   $   30.855   (b)   $   16.413
  Ending AUV.....................................   (a)   $   25.986   (a)   $   31.359   (a)   $   16.723   (a)   $   25.519
                                                    (b)   $   25.632   (b)   $   30.855   (b)   $   16.413   (b)   $   24.983
  Ending Number of AUs...........................   (a)       74,785   (a)      183,089   (a)      440,121   (a)      424,086
                                                    (b)        3,392   (b)        4,153   (b)        5,163   (b)        5,937
-----------------------------------------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   12.055   (a)   $   13.513   (a)   $   12.451   (a)   $    8.450
                                                    (b)   $   11.901   (b)   $   13.306   (b)   $   12.230   (b)   $    8.279
  Ending AUV.....................................   (a)   $   13.513   (a)   $   12.451   (a)   $    8.450   (a)   $   11.197
                                                    (b)   $   13.306   (b)   $   12.230   (b)   $    8.279   (b)   $   10.943
  Ending Number of AUs...........................   (a)       41,759   (a)       73,037   (a)       81,008   (a)       90,102
                                                    (b)        2,633   (b)        4,669   (b)        5,140   (b)        4,136
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   10.000   (a)   $   12.199   (a)   $   11.926   (a)   $    7.199
                                                    (b)   $   10.000   (b)   $   12.170   (b)   $   11.868   (b)   $    7.146
  Ending AUV.....................................   (a)   $   12.199   (a)   $   11.926   (a)   $    7.199   (a)   $    9.298
                                                    (b)   $   12.170   (b)   $   11.868   (b)   $    7.146   (b)   $    9.207
  Ending Number of AUs...........................   (a)    1,385,503   (a)    3,187,468   (a)    6,112,300   (a)    6,428,456
                                                    (b)       26,734   (b)       60,492   (b)       95,969   (b)      100,970
-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
  Beginning AUV..................................   (a)          N/A   (a)   $   10.000   (a)   $   10.124   (a)   $    7.331
                                                    (b)          N/A   (b)   $   10.000   (b)   $   10.122   (b)   $    7.322
  Ending AUV.....................................   (a)          N/A   (a)   $   10.124   (a)   $    7.331   (a)   $   10.018
                                                    (b)          N/A   (b)   $   10.122   (b)   $    7.322   (b)   $    9.980
  Ending Number of AUs...........................   (a)          N/A   (a)       63,993   (a)    1,071,486   (a)    1,228,123
                                                    (b)          N/A   (b)            9   (b)       10,871   (b)       10,923
-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
  Beginning AUV..................................   (a)          N/A   (a)   $   10.000   (a)   $    9.970   (a)   $    6.651
                                                    (b)          N/A   (b)   $   10.000   (b)   $    9.969   (b)   $    6.634
  Ending AUV.....................................   (a)          N/A   (a)   $    9.970   (a)   $    6.651   (a)   $    8.958
                                                    (b)          N/A   (b)   $    9.969   (b)   $    6.634   (b)   $    8.912
  Ending Number of AUs...........................   (a)          N/A   (a)       83,149   (a)    2,705,579   (a)    2,731,570
                                                    (b)          N/A   (b)            9   (b)       11,009   (b)       12,697
-----------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $    7.184   (a)   $    7.561   (a)   $    8.078   (a)   $    4.795
                                                    (b)   $    7.092   (b)   $    7.433   (b)   $    7.893   (b)   $    4.672
  Ending AUV.....................................   (a)   $    7.561   (a)   $    8.078   (a)   $    4.795   (a)   $    6.420
                                                    (b)   $    7.433   (b)   $    7.893   (b)   $    4.672   (b)   $    6.237
  Ending Number of AUs...........................   (a)       11,239   (a)      177,259   (a)      545,527   (a)      527,730
                                                    (b)           40   (b)          497   (b)        3,579   (b)        3,564
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   13.194   (a)   $   13.567   (a)   $   15.431   (a)   $   14.739
                                                    (b)   $   13.024   (b)   $   13.361   (b)   $   15.159   (b)   $   14.443
  Ending AUV.....................................   (a)   $   13.567   (a)   $   15.431   (a)   $   14.739   (a)   $   16.352
                                                    (b)   $   13.361   (b)   $   15.159   (b)   $   14.443   (b)   $   15.984
  Ending Number of AUs...........................   (a)      185,604   (a)      799,175   (a)    1,408,979   (a)    1,592,845
                                                    (b)        5,461   (b)       18,933   (b)       25,527   (b)       26,163
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $    9.910   (a)   $   11.561   (a)   $   11.154   (a)   $    6.513
                                                    (b)   $    9.784   (b)   $   11.375   (b)   $   10.950   (b)   $    6.384
  Ending AUV.....................................   (a)   $   11.561   (a)   $   11.154   (a)   $    6.513   (a)   $    8.954
                                                    (b)   $   11.375   (b)   $   10.950   (b)   $    6.384   (b)   $    8.770
  Ending Number of AUs...........................   (a)      110,466   (a)      148,346   (a)      129,241   (a)      143,128
                                                    (b)        1,919   (b)        2,185   (b)          682   (b)          659
-----------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                                          FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                      INCEPTION TO           ENDED              ENDED              ENDED
VARIABLE PORTFOLIOS                                      4/30/07            4/30/08            4/30/09            4/30/10
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   13.161   (a)   $   13.913   (a)   $   14.597   (a)   $   14.955
                                                    (b)   $   12.992   (b)   $   13.699   (b)   $   14.338   (b)   $   14.653
  Ending AUV.....................................   (a)   $   13.913   (a)   $   14.597   (a)   $   14.955   (a)   $   15.660
                                                    (b)   $   13.699   (b)   $   14.338   (b)   $   14.653   (b)   $   15.305
  Ending Number of AUs...........................   (a)    2,010,771   (a)    3,724,736   (a)    5,371,822   (a)    5,848,136
                                                    (b)       33,271   (b)       51,195   (b)       70,848   (b)       74,829
-----------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $    5.991   (a)   $    5.953   (a)   $    6.097   (a)   $    4.177
                                                    (b)   $    6.265   (b)   $    6.205   (b)   $    6.339   (b)   $    4.333
  Ending AUV.....................................   (a)   $    5.953   (a)   $    6.097   (a)   $    4.177   (a)   $    5.649
                                                    (b)   $    6.205   (b)   $    6.339   (b)   $    4.333   (b)   $    5.844
  Ending Number of AUs...........................   (a)       83,704   (a)      188,654   (a)    2,745,991   (a)    3,324,833
                                                    (b)        3,654   (b)        3,197   (b)       31,838   (b)       49,097
-----------------------------------------------------------------------------------------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   11.917   (a)   $   13.423   (a)   $   13.150   (a)   $    8.400
                                                    (b)   $   11.762   (b)   $   13.208   (b)   $   12.916   (b)   $    8.227
  Ending AUV.....................................   (a)   $   13.423   (a)   $   13.150   (a)   $    8.400   (a)   $   11.794
                                                    (b)   $   13.208   (b)   $   12.916   (b)   $    8.227   (b)   $   11.511
  Ending Number of AUs...........................   (a)      141,950   (a)      294,184   (a)      471,212   (a)      410,054
                                                    (b)        1,550   (b)        1,929   (b)        1,462   (b)        1,462
-----------------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $    9.960   (a)   $   10.886   (a)   $   10.334   (a)   $    6.458
                                                    (b)   $    9.831   (b)   $   10.668   (b)   $   10.096   (b)   $    6.293
  Ending AUV.....................................   (a)   $   10.886   (a)   $   10.334   (a)   $    6.458   (a)   $    8.464
                                                    (b)   $   10.668   (b)   $   10.096   (b)   $    6.293   (b)   $    8.228
  Ending Number of AUs...........................   (a)      101,262   (a)      562,209   (a)      604,806   (a)      560,637
                                                    (b)           29   (b)        7,512   (b)       12,590   (b)       12,307
-----------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   13.898   (a)   $   15.424   (a)   $   14.855   (a)   $   11.049
                                                    (b)   $   13.734   (b)   $   15.204   (b)   $   14.607   (b)   $   10.837
  Ending AUV.....................................   (a)   $   15.424   (a)   $   14.855   (a)   $   11.049   (a)   $   15.111
                                                    (b)   $   15.204   (b)   $   14.607   (b)   $   10.837   (b)   $   14.784
  Ending Number of AUs...........................   (a)      439,625   (a)    1,803,905   (a)    2,747,356   (a)    2,574,462
                                                    (b)       11,128   (b)       28,428   (b)       42,525   (b)       41,600
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $    9.188   (a)   $   10.559   (a)   $   10.836   (a)   $    6.249
                                                    (b)   $    9.077   (b)   $   10.404   (b)   $   10.650   (b)   $    6.127
  Ending AUV.....................................   (a)   $   10.559   (a)   $   10.836   (a)   $    6.249   (a)   $    8.370
                                                    (b)   $   10.404   (b)   $   10.650   (b)   $    6.127   (b)   $    8.185
  Ending Number of AUs...........................   (a)      211,083   (a)      510,201   (a)      731,084   (a)      678,398
                                                    (b)        4,166   (b)        9,160   (b)        8,523   (b)        8,229
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   13.887   (a)   $   16.250   (a)   $   15.412   (a)   $    7.965
                                                    (b)   $   13.714   (b)   $   16.007   (b)   $   15.143   (b)   $    7.807
  Ending AUV.....................................   (a)   $   16.250   (a)   $   15.412   (a)   $    7.965   (a)   $   10.742
                                                    (b)   $   16.007   (b)   $   15.143   (b)   $    7.807   (b)   $   10.502
  Ending Number of AUs...........................   (a)      410,266   (a)    1,474,966   (a)    3,761,963   (a)    3,594,598
                                                    (b)       13,261   (b)       26,566   (b)       42,740   (b)       46,238
-----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   13.169   (a)   $   14.681   (a)   $   13.707   (a)   $    8.609
                                                    (b)   $   13.039   (b)   $   14.499   (b)   $   13.504   (b)   $    8.460
  Ending AUV.....................................   (a)   $   14.681   (a)   $   13.707   (a)   $    8.609   (a)   $   11.967
                                                    (b)   $   14.499   (b)   $   13.504   (b)   $    8.460   (b)   $   11.731
  Ending Number of AUs...........................   (a)    2,363,367   (a)    4,820,483   (a)    6,088,391   (a)    5,788,770
                                                    (b)       70,781   (b)      114,435   (b)      121,581   (b)      103,374
-----------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                                          FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                      INCEPTION TO           ENDED              ENDED              ENDED
VARIABLE PORTFOLIOS                                      4/30/07            4/30/08            4/30/09            4/30/10
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT MID CAP VALUE - LASF Class VC Shares
(Inception Date - 08/28/06)
  Beginning AUV..................................   (a)   $   13.921   (a)   $   16.994   (a)   $   14.292   (a)   $    9.091
                                                    (b)   $   13.772   (b)   $   16.784   (b)   $   14.080   (b)   $    8.933
  Ending AUV.....................................   (a)   $   16.994   (a)   $   14.292   (a)   $    9.091   (a)   $   13.089
                                                    (b)   $   16.784   (b)   $   14.080   (b)   $    8.933   (b)   $   12.830
  Ending Number of AUs...........................   (a)      479,000   (a)    2,275,007   (a)    2,439,723   (a)    2,270,488
                                                    (b)       11,931   (b)       41,662   (b)       37,964   (b)       32,565
-----------------------------------------------------------------------------------------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   10.000   (a)   $   10.506   (a)   $   10.868   (a)   $    6.923
                                                    (b)   $   10.000   (b)   $   10.480   (b)   $   10.814   (b)   $    6.871
  Ending AUV.....................................   (a)   $   10.506   (a)   $   10.868   (a)   $    6.923   (a)   $    9.420
                                                    (b)   $   10.480   (b)   $   10.814   (b)   $    6.871   (b)   $    9.327
  Ending Number of AUs...........................   (a)      188,139   (a)      286,983   (a)      300,386   (a)      286,710
                                                    (b)       15,459   (b)       18,673   (b)       14,370   (b)       14,792
-----------------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   10.250   (a)   $   11.574   (a)   $   11.633   (a)   $    7.895
                                                    (b)   $   10.000   (b)   $   11.258   (b)   $   11.285   (b)   $    7.639
  Ending AUV.....................................   (a)   $   11.574   (a)   $   11.633   (a)   $    7.895   (a)   $   10.594
                                                    (b)   $   11.258   (b)   $   11.285   (b)   $    7.639   (b)   $   10.225
  Ending Number of AUs...........................   (a)       12,996   (a)       42,913   (a)    2,174,932   (a)    2,562,919
                                                    (b)        2,114   (b)        2,114   (b)       26,380   (b)       37,294
-----------------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   14.843   (a)   $   16.686   (a)   $   15.972   (a)   $   12.538
                                                    (b)   $   14.649   (b)   $   16.427   (b)   $   15.684   (b)   $   12.282
  Ending AUV.....................................   (a)   $   16.686   (a)   $   15.972   (a)   $   12.538   (a)   $   15.511
                                                    (b)   $   16.427   (b)   $   15.684   (b)   $   12.282   (b)   $   15.156
  Ending Number of AUs...........................   (a)    2,672,769   (a)    7,319,045   (a)    8,954,648   (a)    8,460,296
                                                    (b)       70,970   (b)      148,355   (b)      170,696   (b)      153,645
-----------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $    9.195   (a)   $    9.464   (a)   $    9.640   (a)   $    6.372
                                                    (b)   $    9.076   (b)   $    9.320   (b)   $    9.468   (b)   $    6.243
  Ending AUV.....................................   (a)   $    9.464   (a)   $    9.640   (a)   $    6.372   (a)   $    8.889
                                                    (b)   $    9.320   (b)   $    9.468   (b)   $    6.243   (b)   $    8.687
  Ending Number of AUs...........................   (a)       88,541   (a)      160,371   (a)      215,414   (a)      271,002
                                                    (b)        2,093   (b)        3,458   (b)        7,207   (b)       10,929
-----------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   10.000   (a)   $   11.136   (a)   $   14.671   (a)   $    7.544
                                                    (b)   $   10.000   (b)   $   11.112   (b)   $   14.601   (b)   $    7.490
  Ending AUV.....................................   (a)   $   11.136   (a)   $   14.671   (a)   $    7.544   (a)   $   10.775
                                                    (b)   $   11.112   (b)   $   14.601   (b)   $    7.490   (b)   $   10.670
  Ending Number of AUs...........................   (a)      221,813   (a)      598,053   (a)      847,200   (a)      775,491
                                                    (b)        4,601   (b)       19,020   (b)       17,371   (b)       21,810
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   31.589   (a)   $   39.987   (a)   $   33.273   (a)   $   16.770
                                                    (b)   $   31.192   (b)   $   39.374   (b)   $   32.682   (b)   $   16.431
  Ending AUV.....................................   (a)   $   39.987   (a)   $   33.273   (a)   $   16.770   (a)   $   26.103
                                                    (b)   $   39.374   (b)   $   32.682   (b)   $   16.431   (b)   $   25.511
  Ending Number of AUs...........................   (a)       99,677   (a)      192,771   (a)    1,107,119   (a)      926,752
                                                    (b)        2,477   (b)        2,679   (b)       13,080   (b)       13,631
-----------------------------------------------------------------------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV..................................   (a)   $   10.000   (a)   $   11.474   (a)   $   10.611   (a)   $    7.074
                                                    (b)   $   10.000   (b)   $   11.444   (b)   $   10.557   (b)   $    7.020
  Ending AUV.....................................   (a)   $   11.474   (a)   $   10.611   (a)   $    7.074   (a)   $   11.289
                                                    (b)   $   11.444   (b)   $   10.557   (b)   $    7.020   (b)   $   11.175
  Ending Number of AUs...........................   (a)      897,041   (a)    1,344,638   (a)    4,884,063   (a)    4,330,001
                                                    (b)       11,515   (b)       17,817   (b)       53,472   (b)       57,801
-----------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                                         FISCAL YEAR        FISCAL YEAR         FISCAL YEAR
                                                     INCEPTION TO           ENDED              ENDED               ENDED
VARIABLE PORTFOLIOS                                     4/30/07            4/30/08            4/30/09             4/30/10
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.................................   (a)   $   10.000   (a)   $   10.696   (a)   $     9.254   (a)   $     6.286
                                                   (b)   $   10.000   (b)   $   10.669   (b)   $     9.207   (b)   $     6.239
  Ending AUV....................................   (a)   $   10.696   (a)   $    9.254   (a)   $     6.286   (a)   $     9.420
                                                   (b)   $   10.669   (b)   $    9.207   (b)   $     6.239   (b)   $     9.326
  Ending Number of AUs..........................   (a)      310,607   (a)    1,640,217   (a)     3,324,032   (a)     3,100,603
                                                   (b)        4,276   (b)       25,855   (b)        43,664   (b)        41,058
------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.................................   (a)   $    2.398   (a)   $    2.440   (a)   $     2.404   (a)   $     1.557
                                                   (b)   $    2.367   (b)   $    2.399   (b)   $     2.356   (b)   $     1.519
  Ending AUV....................................   (a)   $    2.440   (a)   $    2.404   (a)   $     1.557   (a)   $     2.188
                                                   (b)   $    2.399   (b)   $    2.356   (b)   $     1.519   (b)   $     2.117
  Ending Number of AUs..........................   (a)       16,027   (a)      149,529   (a)       287,465   (a)       315,915
                                                   (b)          119   (b)          119   (b)           119   (b)           118
------------------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 08/28/06)
  Beginning AUV.................................   (a)   $    9.540   (a)   $   11.568   (a)   $    12.435   (a)   $     7.748
                                                   (b)   $    9.418   (b)   $   11.413   (b)   $    12.230   (b)   $     7.601
  Ending AUV....................................   (a)   $   11.568   (a)   $   12.435   (a)   $     7.748   (a)   $    10.434
                                                   (b)   $   11.413   (b)   $   12.230   (b)   $     7.601   (b)   $    10.210
  Ending Number of AUs..........................   (a)        2,767   (a)       57,143   (a)        80,416   (a)        66,585
                                                   (b)           32   (b)        1,711   (b)         3,232   (b)         2,853
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.................................   (a)   $   13.889   (a)   $   15.234   (a)   $    15.517   (a)   $    16.494
                                                   (b)   $   13.717   (b)   $   15.009   (b)   $    15.250   (b)   $    16.169
  Ending AUV....................................   (a)   $   15.234   (a)   $   15.517   (a)   $    16.494   (a)   $    18.130
                                                   (b)   $   15.009   (b)   $   15.250   (b)   $    16.169   (b)   $    17.729
  Ending Number of AUs..........................   (a)       99,711   (a)      185,060   (a)     2,961,651   (a)     4,141,983
                                                   (b)        2,662   (b)        4,817   (b)        36,304   (b)        60,027
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT CAPITAL GROWTH, CLASS II SHARES - VKT*
(Inception Date - 05/01/06)
  Beginning AUV.................................   (a)   $   10.404   (a)   $   10.477   (a)   $    11.075   (a)   $     7.116
                                                   (b)   $   10.324   (b)   $   10.371   (b)   $    10.936   (b)   $     7.009
  Ending AUV....................................   (a)   $   10.477   (a)   $   11.075   (a)   $     7.116   (a)   $    10.360
                                                   (b)   $   10.371   (b)   $   10.936   (b)   $     7.009   (b)   $    10.179
  Ending Number of AUs..........................   (a)       76,955   (a)      177,652   (a)       184,232   (a)       195,773
                                                   (b)        4,803   (b)        1,157   (b)         1,820   (b)         1,483
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK, CLASS II SHARES - VKT*
(Inception Date - 05/01/06)
  Beginning AUV.................................   (a)   $   13.286   (a)   $   15.336   (a)   $    13.302   (a)   $     8.709
                                                   (b)   $   13.141   (b)   $   15.131   (b)   $    13.092   (b)   $     8.550
  Ending AUV....................................   (a)   $   15.336   (a)   $   13.302   (a)   $     8.709   (a)   $    12.243
                                                   (b)   $   15.131   (b)   $   13.092   (b)   $     8.550   (b)   $    11.989
  Ending Number of AUs..........................   (a)    3,734,436   (a)    9,072,219   (a)    12,221,437   (a)    11,307,011
                                                   (b)       63,555   (b)      134,282   (b)       176,388   (b)       168,531
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME, CLASS II SHARES - VKT*
(Inception Date - 05/01/06)
  Beginning AUV.................................   (a)   $   14.601   (a)   $   16.822   (a)   $    15.388   (a)   $    10.260
                                                   (b)   $   14.415   (b)   $   16.567   (b)   $    15.116   (b)   $    10.054
  Ending AUV....................................   (a)   $   16.822   (a)   $   15.388   (a)   $    10.260   (a)   $    14.426
                                                   (b)   $   16.567   (b)   $   15.116   (b)   $    10.054   (b)   $    14.101
  Ending Number of AUs..........................   (a)    3,390,268   (a)    8,100,129   (a)    11,669,782   (a)    11,242,382
                                                   (b)      100,434   (b)      192,450   (b)       224,786   (b)       201,648
------------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.


                 * On June 1, 2010, (1) Van Kampen LIT Capital Growth, Class II Shares was renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares was renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares; (3) Van Kampen LIT Growth and Income, Class II Shares was renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; and (4) the trust for these Variable Portfolios was changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

APPENDIX B - IMPORTANT INFORMATION FOR CONTRACTS ISSUED PRIOR TO JANUARY 1, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION              STATES
------------------------------------------------------------------------------------
 Administration Charge      Contract Maintenance Fee is $30.          New Mexico
                                                                      North Dakota
------------------------------------------------------------------------------------
 Administrative Charge      Charge will be deducted pro-rata from     Washington
                            Variable Portfolios only.
------------------------------------------------------------------------------------
 Annuity Date               You may begin the Income Phase any time   Florida
                            after your first contract anniversary.
------------------------------------------------------------------------------------
 Death Benefits             If the contract is issued on or after     Washington
                            your 83rd birthday, but before your
                            86th birthday, the death benefit is the
                            greater of: 1) contract value or 2)
                            Gross Purchase Payments received prior
                            to your 86th birthday reduced for any
                            withdrawals in the same proportion that
                            the contract value was reduced by such
                            withdrawal.
------------------------------------------------------------------------------------
 Death Benefits Upon        If the Continuing Spouse continues the    Washington
 Spousal Continuation       contract on or after the Continuing
                            Spouse's 83rd birthday but before their
                            86th birthday, the death benefit is the
                            greater of: 1) contract value or 2)
                            contract value on the Continuation
                            date, plus Gross Purchase Payments
                            received after the Continuation Date
                            but before the Continuing Spouse's 86th
                            birthday, reduced for any withdrawals
                            in the same proportion that the
                            contract value was reduced by such
                            withdrawal.
------------------------------------------------------------------------------------
 Free Look                  If you reside in Arizona and are age 65   Arizona
                            or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Free Look                  If you reside in California and are age   California
                            60 or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Letter of Intent           The Letter of Intent is not applicable.   Oregon
                                                                      Texas
                                                                      Washington
------------------------------------------------------------------------------------
 MarketLock                 Charge will be deducted pro-rata from     Washington
                            Variable Portfolios only.
------------------------------------------------------------------------------------
 MarketLock Income Plus     Charge will be deducted pro-rata from     Oregon
 MarketLock For Life        Variable Portfolios only.                 Texas
 Plus                                                                 Washington
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0.50%    California
                            for Qualified contracts and 2.35% for
                            Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Maine
                            Qualified contracts and 2.0% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Nevada
                            Qualified contracts and 3.5% for Non-
                            Qualified contracts based on contract
                            value when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                For the first $500,000 in the contract,   South Dakota
                            we deduct premium tax charges of 0% for
                            Qualified contracts and 1.25% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase. For any amount in excess
                            of $500,000 in the contract, we deduct
                            front-end premium tax charges of 0% for
                            Qualified contracts and 0.80% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 1.0%     West Virginia
                            for Qualified contracts and 1.0% for
                            Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Wyoming
                            Qualified contracts and 1.0% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Pennsylvania
                            incur a $10 transfer fee.                 Texas
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

APPENDIX D - LIVING BENEFIT PROVISIONS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING IS A DESCRIPTION OF CERTAIN DIFFERENCES IN THE LIVING BENEFIT PROVISIONS APPLICABLE TO CONTRACTS ISSUED PRIOR TO MAY 1, 2008 FROM THOSE DESCRIBED IN THE OPTIONAL LIVING BENEFITS SECTION OF THE PROSPECTUS.



MARKETLOCK FOR LIFE PLUS



IF YOU PURCHASED YOUR CONTRACT PRIOR TO MAY 1, 2008 AND ELECTED MARKETLOCK FOR LIFE PLUS THE FOLLOWING PROVISIONS APPLY TO YOUR FEATURE.



THE TABLES THAT PROVIDE THE AGE REQUIREMENT FOR ELECTING THE FEATURE ARE AS
FOLLOWS:



IF YOU ELECT ONE COVERED PERSON:



------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                               MINIMUM AGE         MAXIMUM AGE(1)
------------------------------------------------------------------------------------
                One Owner                          50                    75
------------------------------------------------------------------------------------
              Joint Owners
  (based on the age of the older Owner)            50                    75
------------------------------------------------------------------------------------




IF YOU ELECT TWO COVERED PERSONS:



----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             50               75               50               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            50               75               50             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            50               75               50             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------




The Income Credit is calculated as 6% of the Income Credit Base.



What determines the Maximum Annual Withdrawal Percentage?





ONE COVERED PERSON



If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:



------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
           AGE OF THE COVERED PERSON AT                  WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE*
------------------------------------------------------------------------
    At least age 50 but prior to 60th birthday               4%
------------------------------------------------------------------------
    At least age 60 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------




TWO COVERED PERSONS



If the feature is elected to cover two lives, the following is applicable:



------------------------------------------------------------------------
         AGE OF THE YOUNGER COVERED PERSON             MAXIMUM ANNUAL
          OR SURVIVING COVERED PERSON AT                 WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE*
------------------------------------------------------------------------
    At least age 50 but prior to 60th birthday               4%
------------------------------------------------------------------------
    At least age 60 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------




    * The amount of any withdrawal, including any charges applicable to the withdrawal, must be within the Maximum Annual Withdrawal Amount. If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based on this contract) is greater than the Maximum Annual Withdrawal Amount in any given year, no portion of the RMD withdrawal will be treated as an Excess Withdrawal. Any portion of a withdrawal that is greater than either the Maximum Annual Withdrawal Amount or the RMD amount (based only on this contract) will be considered an Excess Withdrawal.



What is the fee for MarketLock For Life Plus?



The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee is as follows:



--------------------------------------------------------
   ALL YEARS IN WHICH THE
    FEATURE IS IN EFFECT            ANNUALIZED FEE
--------------------------------------------------------
 For One Covered Person         0.70% of Benefit Base
--------------------------------------------------------
 For Two Covered Persons        0.95% of Benefit Base
--------------------------------------------------------




MARKETLOCK



IF YOU PURCHASED YOUR CONTRACT IN OREGON PRIOR TO JANUARY 16, 2007 OR IN TEXAS PRIOR TO OCTOBER 13, 2006 AND YOU ELECTED MARKETLOCK, THE FOLLOWING PROVISIONS APPLY TO YOUR FEATURE.



All references to eligibility for lifetime withdrawals if the first withdrawal is taken after your 65th birthday do not apply to your benefit.

THE MARKETLOCK SUMMARY TABLE IS REPLACED WITH THE FOLLOWING:



MARKETLOCK SUMMARY TABLE



-----------------------------------------------------------------------
                          MAXIMUM                           MAXIMUM
                           ANNUAL                            ANNUAL
                         WITHDRAWAL    INITIAL MINIMUM     WITHDRAWAL
                        PERCENTAGE*       WITHDRAWAL     PERCENTAGE IF
    TIME OF FIRST       PRIOR TO ANY   PERIOD PRIOR TO    EXTENSION IS
     WITHDRAWAL          EXTENSION      ANY EXTENSION       ELECTED
-----------------------------------------------------------------------
 Before 7th Benefit          5%            20 years            5%
  Year anniversary
-----------------------------------------------------------------------
 On or after 7th             7%         14.28 years**          7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------




    * If you are taking minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than for this contract alone will be considered an Excess Withdrawal. This may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period.



    ** The fractional year indicates that the final withdrawal may be taken at any time during the final year of the Minimum Withdrawal Period.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           APPENDIX E - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Certain death benefits are either no longer offered or have changed since first being offered. If your contract was issued prior to May 1, 2009, please see Appendix F for a description of the death benefit calculations and death benefit calculations following a Spousal Continuation for your contract.


THE FOLLOWING DETAILS THE DEATH BENEFIT PAYABLE UPON THE CONTINUING SPOUSE'S DEATH.


Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Purchase Payment" is used to describe the death benefit payable upon a spousal continuation. We define Continuation Purchase Payment as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.



THE COMPANY WILL NOT ACCEPT GROSS PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO GROSS PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.



A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

If the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit is the greatest of:

     a.  Contract value; or


     b. Contract value on the Continuation Date, plus Gross Continuation Purchase Payments received prior to the Continuing Spouse's 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal; or



     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death. The anniversary value for any year is equal to the contract value on the applicable contract anniversary, plus Continuation Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.



If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:



     a.  Contract value; or



     b.  The lesser of:



          (1) Contract value on the Continuation Date, plus Gross Continuation Purchase Payments received prior to the Continuing Spouse's 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or



          (2) 125% of contract value.



If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  APPENDIX F - OPTIONAL DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS
                    FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2009

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


DEATH BENEFIT DEFINED TERMS



Capital terms used in this Appendix have the same meaning as they have in the prospectus.



The term "Continuation Purchase Payment" is used to describe the death benefit payable upon a spousal continuation. We define Continuation Purchase Payment as Purchase Payments made on or after the Continuation Date.



The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.



THE COMPANY WILL NOT ACCEPT GROSS PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO GROSS PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.



THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT WAS AVAILABLE FOR ELECTION ON CONTRACTS ISSUED PRIOR TO MAY 1, 2009:



PURCHASE PAYMENT ACCUMULATION OPTION



The death benefit is the greatest of:



     1. Contract value; or



     2. Purchase Payments, compounded at 3% annual growth to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the 75th birthday; or



     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the seventh contract anniversary.



     4. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal.



The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.



THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT FOLLOWING SPOUSAL CONTINUATION.



PURCHASE PAYMENT ACCUMULATION OPTION



If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:



     a. Contract value; or



     b. Continuation Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Purchase Payments received after the Continuing Spouse's 75th birthday; or



     c. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Purchase Payments received after the seventh contract anniversary date.



     d. Contract value on the Continuation Date, plus Gross Continuation Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal.



If the Continuing Spouse is age 75-82 on the Continuation Date, then the death benefit will be the greatest of:



     a. Contract value; or



     b. Contract value on the Continuation Date, plus Gross Continuation Purchase Payments reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or



     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greatest of:



     a. Contract value; or



     b. The lesser of:



          (1) Contract value on the Continuation Date, plus Gross Continuation Purchase Payments reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or



          (2) 125% of the contract value.



If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be equal to the contract value.



THE FOLLOWING PROVISION APPLIES FOR THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT IF YOU ELECTED THIS OPTION PRIOR TO MAY 1, 2007:



If you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.



THE FOLLOWING PROVISION APPLIES FOR THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FOLLOWING SPOUSAL CONTINUATION IF THE ORIGINAL OWNER ELECTED THIS OPTION PRIOR TO MAY 1, 2007:



If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, the death benefit is equal to contract value.



THE OPTIONAL ESTATEPLUS BENEFIT WAS AVAILABLE FOR ELECTION ON CONTRACTS ISSUED PRIOR TO MAY 1, 2009:



OPTIONAL ESTATEPLUS BENEFIT



EstatePlus, an optional earnings enhancement death benefit, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you were age 81 or older at the time we issued your contract. This benefit is not available for election in Washington.



You must have elected EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.



We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.



The table below applies to contracts issued prior to your 70th birthday:



----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0 - 4                      25% of Earnings         40% of Purchase Payments
----------------------------------------------------------------------------------------
 Years 5 - 9                      40% of Earnings         65% of Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+                        50% of Earnings         75% of Purchase Payments*
----------------------------------------------------------------------------------------




The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:



----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years               25% of Earnings         40% of Purchase Payments*
----------------------------------------------------------------------------------------




* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Purchase Payments for the purpose of the Maximum EstatePlus Benefit.



What is the Contract Year of Death?



Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.



What is the EstatePlus Percentage?



We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.



What is the Maximum EstatePlus Benefit?



The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Purchase Payments, as indicated in the table above.



THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:



A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing

Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary.



The EstatePlus benefit is only available if the original owner elected
EstatePlus.



If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary Value option.



On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:



----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of contract value on the Continuation
                                           Date plus any Continuation Purchase Payments*
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of contract value on the Continuation
                                           Date plus any Continuation Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of contract value on the Continuation
                                           Date plus any Continuation Purchase Payments*
----------------------------------------------------------------------------------------




On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:



----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years     25% of Earnings    40% of contract value on the Continuation
                                           Date plus any Continuation Purchase Payments*
----------------------------------------------------------------------------------------




* Continuation Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.



What is the Contract Year of Death?



Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.



What is the EstatePlus benefit?



We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where



     (1) equals the contract value on the Continuing Spouse's date of death;



     (2) equals the contract value on the Continuation Date plus any Continuation Purchase Payment(s).



What is the Maximum EstatePlus amount?



The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the contract value on the Continuation Date plus any Continuation Purchase Payments, as indicated in the tables above. The contract value on the Continuation Date is reduced proportionately for withdrawals after the Continuation Date (including any fees or charges applicable to the withdrawal).



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    APPENDIX G - SALES CHARGE AND RIGHTS OF ACCUMULATION FOR CONTRACTS ISSUED
                            PRIOR TO NOVEMBER 9, 2009

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


UPFRONT SALES CHARGE



We may apply an up front sales charge against the Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount.



Your investment amount is determined on the day we receive a Gross Purchase Payment and is the greater of:



     1.  The sum of:



         (a)  the Gross Purchase Payment amount;



         (b)  the current contract value of this contract; and



         (c) the current contract value of any eligible related contracts as defined under the Rights of Accumulation section below; or



     2.  The amount, if any, you agree to contribute to this contract.




------------------------------------------------------------------------
                                                 Sales Charge as a
                                                   Percentage of
                                                  Gross Purchase
            Investment Amount                    Payment Invested
------------------------------------------------------------------------
  Less than $50,000                                    5.75%
  $ 50,000 but less than $100,000                      4.75%
  $100,000 but less than $250,000                      3.50%
  $250,000 but less than $500,000                      2.50%
  $500,000 but less than $1,000,000                    2.00%
  $1,000,000 or more                                   0.50%*
------------------------------------------------------------------------





* Additionally, a withdrawal charge of 0.50% only applies to Gross Purchase Payment(s) that qualify for the $1,000,000 or more Investment Amount level, if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal. PLEASE SEE PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE IN THE PROSPECTUS.



We call the above investment levels "breakpoints." You can reduce your sales charge by increasing your investment amount to reach the next breakpoint. For example, an investment amount of $50,000 brings you to the first breakpoint and entitles you to a reduced sales charge of 4.75%.



REDUCING YOUR SALES CHARGES



Our Rights of Accumulation feature allows you to combine your current Gross Purchase Payment with other Gross Purchase Payments and/or contract values so that you may take advantage of the breakpoints in the sales charge schedule.



Other sales charge reductions may be available to clients of financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fee based services. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED IN THE PROSPECTUS.



RIGHTS OF ACCUMULATION



You may qualify for a reduced sales charge through Rights of Accumulation. Rights of Accumulation involves combining your current Gross Purchase Payment with the current contract values of this contract and eligible related contracts and mutual funds so that you may reduce the sales charge on your current Gross Purchase Payment(s) into this contract. A list of eligible contracts and mutual funds may be obtained from your financial representative. The sales charge corresponding to this combined investment amount is deducted from your current Gross Purchase Payment.



In order to use Rights of Accumulation to reduce your sales charge using contracts other than this contract, you or your financial representative must inform us of the related contracts and mutual funds each time you make a Gross Purchase Payment. The sales charge for Gross Purchase Payments submitted using Rights of Accumulation privileges will be based on the breakpoint corresponding to the sum of (1) your current Gross Purchase Payment; (2) your current contract value; and (3) the current values of your eligible related contracts and mutual funds.



For purposes of calculating your investment amount, the current contract value is the value of your contract and any eligible related contracts as of the close of the market on the last previous NYSE business day less any current day withdrawals, adjusted for any current day transactions.



     EXAMPLE:



     Assume your contract has a current value of $20,000. You have a second contract with us which qualifies for Rights of Accumulation that has a current value of $25,000. You make a $5,000 Gross Purchase Payment and inform us of your eligible related contracts at the time you make your payment. The sales charge applicable to the current Gross Purchase Payment is based on the sales charge corresponding to the sum of: (1) your current Gross Purchase Payment ($5,000); (2) the current contract value of this contract ($20,000); and (3) the current contract value of your related contract ($25,000). The sum of these values is $50,000. We deduct the sales charge corresponding to an investment amount of $50,000, or 4.75%, from your $5,000 Gross Purchase Payment. Without the benefit of Rights of Accumulation your sales charge would have been 5.75%.



We reserve the right to modify, suspend, or terminate this program at any time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

APPENDIX H -- EXAMPLE OF SALES CHARGE CALCULATION FOR CONTRACTS  ISSUED ON OR
                             AFTER NOVEMBER 9, 2009

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Assume that at contract issue (in January), you make an initial Gross Purchase Payment of $40,000. We deduct a sales charge of 5.75%. Two months later (in March), assuming that the contract value is $35,000, you make a subsequent Gross Purchase Payment of $100,000, which puts your contract in the investment amount of $140,000 ($100,000 + the greater of $35,000 and $40,000 ($40,000 +
$100,000)). We deduct a sales charge of 3.50%. Two months later (in May), you take a withdrawal of $50,000. Three months later (in August), assuming the contract value is $85,000, you make a subsequent Gross Purchase Payment of $160,000, which puts your contract in the investment amount of $250,000 ($160,000 + the greater of $85,000 and $90,000 ($160,000 + $40,000 + $100,000 -
$50,000)). We deduct a sales charge of 2.50%. The following year (in February), assuming the contract value is $280,000, you make a subsequent Gross Purchase Payment of $240,000, which puts your contract in the investment amount of $520,000 ($240,000 + the greater of $280,000 and $250,000 ($240,000 +
$280,000)). We deduct a sales charge of 2.00%.



----------------------------------------------------------------------------------------------------------------------------------
                             AMOUNT           CONTRACT VALUE ON
                            OF GROSS             DATE GROSS          SUM OF PREVIOUS           SUM OF
     TRANSACTION            PURCHASE          PURCHASE PAYMENT       GROSS PURCHASE          WITHDRAWALS           INVESTMENT
        MONTH                PAYMENT             IS RECEIVED            PAYMENTS                TAKEN                AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
       January               $40,000                 N/A                   N/A                   N/A                 $40,000
----------------------------------------------------------------------------------------------------------------------------------
        March               $100,000               $35,000               $40,000                 $0                 $140,000
----------------------------------------------------------------------------------------------------------------------------------
       August               $160,000               $85,000              $140,000               $50,000              $250,000
----------------------------------------------------------------------------------------------------------------------------------
      February              $240,000              $280,000              $300,000               $50,000              $520,000
----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------
     TRANSACTION              SALES
        MONTH                CHARGE
------------------------------------------
       January                5.75%
------------------------------------------
        March                 3.50%
------------------------------------------
       August                 2.50%
------------------------------------------
      February                2.00%
------------------------------------------

  Please forward a copy (without charge) of the Polaris(II) A-Class Platinum Series Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to: SunAmerica Annuity and Life Assurance Company, Annuity Service Center, P.O. Box 54299,
  Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION


              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT SEVEN

                POLARIS II A-CLASS, POLARIS II ASSET MANAGER AND
             POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITIES


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated August 27, 2010, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:


                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                                AUGUST 27, 2010

                                TABLE OF CONTENTS


                                                                             PAGE
                                                                             ----
Separate Account and the Company.........................................      3

General Account .........................................................      4

Support Agreement Between the Company and American International Group...      4

Performance Data ........................................................      5

Annuity Income Payments .................................................      9

Annuity Unit Values .....................................................     10

Taxes ...................................................................     13

Broker-Dealer Firms Receiving Revenue Sharing Payments...................     23

Distribution of Contracts ...............................................     24

Financial Statements ....................................................     24

                        SEPARATE ACCOUNT AND THE COMPANY

         Variable Annuity Account Seven ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Anchor National was incorporated in the State of California on April 12, 1965. Anchor National redomesticated to the State of Arizona on January 1, 1996. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company ("Company"). These were name changes only and did not affect the substance of any contract.

         The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

         The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

         The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges.

         The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

         Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).

                        AMERICAN HOME ASSURANCE COMPANY

         All references in this SAI to American Home Assurance Company ("American Home") apply only to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

                                 GENERAL ACCOUNT

         The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA (non-MVA) fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

         The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

     SUPPORT AGREEMENT BETWEEN THE COMPANY AND AMERICAN INTERNATIONAL GROUP

         The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group has agreed that American International Group will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against American International Group on behalf of the Company.

                                PERFORMANCE DATA

     From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

     We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

     The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

     For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

         Performance data for the various Variable Portfolios are computed in the manners described below.

CASH MANAGEMENT PORTFOLIO


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV-SV)/(SV)

         where:

                  SV = value of one Accumulation Unit at the start of a 7 day period

                  EV = value of one Accumulation Unit at the end of the 7 day period


         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                             365/7
                  Effective Yield = [(Base Period Return + 1)      - 1]

         The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

          Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.



OTHER VARIABLE PORTFOLIOS

         The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

         Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the following formulas:

         For Polaris II A-Class and Polaris II A-Class Platinum Series contracts:

                                n
                  [(1-SC)P](1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years
                 SC  =  sales charge

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof)

         For Polaris II Asset Manager contracts:

                        n
                  P(1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof)

        These rates of return do not reflect election of EstatePlus. The rates of return would be lower if EstatePlus were included in the calculation. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

POLARIS PORTFOLIO ALLOCATOR MODELS PERFORMANCE

The separate account also computes "total return" data for each of the Polaris Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.


Total return for a Polaris Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each evaluation date on or about May 1. The model inception date is the date when the model was first offered for investment.


The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question.

                 P (1 + T) (n)  =  ERV

                 P   =    contract value at the beginning of period n

                 T   =    average annual total return for the period in question

                 n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.


                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the evaluation date on or about May 1. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.


PORTFOLIO ALLOCATOR MODELS PERFORMANCE

Please note, certain broker-dealers offer asset allocation models or sample portfolios that are different from the Portfolio Allocator Models. The performance information described below for the Portfolio Allocator Models is also applicable to the asset allocation models and sample portfolios.

The Separate Account also computes "total return" data for each of the Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each evaluation date (on or about May 1).
The model inception date is the date when the model was first offered for investment.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

         The initial annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employee-sponsored retirement plans, such classification is not permitted), premium taxes, if applicable, age of the Annuitant and designated second person, if any, and the income annuity option selected.

         The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

         For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

         For variable annuity income payments, the amount of the second and each subsequent monthly annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly income payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity income payment is due.

ANNUITY INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM

         If the Income Protector program is available and contract holders elect to begin income payments using the program, the income benefit base is determined as described in the prospectus. The initial income payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector feature, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted), premium tax, if applicable, age of the Annuitant and designated second person, if any, and the Income Option selected.

         The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. The amount of the second and each subsequent income payment is the same as that determined above for the first monthly income payment.

                               ANNUITY UNIT VALUES

         The value of an Annuity Unit is determined independently for each Variable Portfolio.

         The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

         The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

         For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

         The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

         The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

         (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

         (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

         The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

         ILLUSTRATIVE EXAMPLE

         Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                           NIF = ($11.46/$11.44)

                                  = 1.00174825

         The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                            (1/12)
                  1/[(1.035)      ] = 0.99713732

         In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                  $10.103523 x 1.00174825 x 0.99713732 = $10.092213

         To determine the initial payment, the initial income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

         The NIF measures the performance of the funds that are the basis for the amount of future income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate, the payment remains the same as the prior month. If the rate of the NIF is different than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

         ILLUSTRATIVE EXAMPLE

         Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

         P's first variable annuity income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the factor of $4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:


         First Variable Annuity Income Payment =
                                          $4.92 x ($116,412.31/$1,000) = $572.75

         The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his funds to another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

         Annuity Units = $572.75/$13.256932 = 43.203812

         P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity income payment due date and by applying a monthly factor to neutralize the assumed investment rate of 3.5% per year.

              Second Variable Annuity Income Payment =
                                                               (1/12)
                              43.203812 x $13.327695x1/[(1.035)      ] = $574.16

         The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

         Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -   after attainment of age 59 1/2;

     -   when paid to your beneficiary after you die;

     -   after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -   dividends paid with respect to stock of a corporation described in IRC
         Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -   distributions from IRAs for higher education expenses;

     -   distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal income tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 expanded the reservist provision to include all individuals called up to active duty since September 11, 2001.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the (other than a plan funded with IRAs) assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a contract or custodial account in a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it would consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2010 is the lesser of 100% of includible compensation or $16,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2010 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2010 may not exceed the lesser of $49,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or
Roth) contribution for 2010 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2010. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $89,000, your contribution may be fully deductible; if your income is between $89,000 and $109,000, your contribution may be partially deductible and if your income is $109,000 or more, your contribution may not be deductible. If you are single and your income is less than $56,000, your contribution may be fully deductible; if your income is between $56,000 and $66,000, your contribution may be partially deductible and if your income is $66,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is and if your modified AGI is between $167,000 and $177,000, your contribution may be partially deductible.


(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2010 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2010. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $167,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $105,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA.

Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the

Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS

The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2009, from SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

AmTrust Investment Services, Inc.
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Financial Network Investment Corporation
FSC Securities Corp.
ING Financial Partners, Inc.
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
Summit Brokerage Services, Inc.
UBS Financial Services Inc.
WAMU Investments, Inc.

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS

          The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS


The following financial statements of Variable Annuity Account Seven are included in this Statement of Additional Information:

     -    Report of Independent Registered Public Accounting Firm

     -    Statement of Assets and Liabilities as of April 30, 2010

     -    Schedule of Portfolio Investments as of April 30, 2010

     -    Statement of Operations for the year ended April 30, 2010

     - Statement of Changes in Net Assets for the years ended April 30, 2010 and 2009, except as indicated

     -    Notes to Financial Statements

The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are incorporated by reference to Form N-4, Post-Effective Amendment No. 36 under the Securities Act of 1933 and Amendment No. 38 under the Investment Company Act of 1940, File Nos. 333-65965 and 811-09003, filed on April 30, 2010, Accession No. 0000950123-10-041908 in this Statement of Additional Information:


     -    Report of Independent Registered Public Accounting Firm

     -    Consolidated Balance Sheet as of December 31, 2009 and 2008

     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2009, 2008 and 2007

     - Consolidated Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007

     -    Notes to Consolidated Financial Statements

The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.


The following statutory financial statements of American Home Assurance Company are incorporated by reference to Form N-4, Post-Effective Amendment No. 36 under the Securities Act of 1933 and Amendment No. 38 under the Investment Company Act of 1940, File Nos. 333-65965 and 811-09003, filed on April 30, 2010, Accession No. 0000950123-10-041908 in this Statement of Additional Information:


     -    Report of Independent Auditors

     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2009 and 2008

            - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2009, 2008 and 2007

            - Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007

            -     Notes to Statutory Basis Financial Statements

You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent auditor for American Home Assurance Company. The audited financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         VARIABLE ANNUITY ACCOUNT SEVEN

                                       OF

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                             APRIL 30, 2010 AND 2009

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                             APRIL 30, 2010 AND 2009

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets and Liabilities, April 30, 2010 .......................    2
Schedule of Portfolio Investments, April 30, 2010 .........................   14
Statement of Operations, for the year ended April 30, 2010 ................   15
Statement of Changes in Net Assets, for the year ended April 30, 2010 .....   27
Statement of Changes in Net Assets, for the year ended April 30, 2009 .....   39
Notes to Financial Statements .............................................   51

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Annuity and Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Seven

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Seven (the "Separate Account"), a separate account of SunAmerica Annuity and Life Assurance Company, at April 30, 2010, and the results of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
August 25, 2010

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010

                                                               Government                                           Government
                                       Asset        Capital    and Quality                  Asset       Capital        and
                                     Allocation  Appreciation      Bond        Growth    Allocation  Appreciation  Quality Bond
                                     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                     (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 3)    (Class 3)     (Class 3)
                                    -----------  ------------  -----------  -----------  ----------  ------------  ------------
Assets:
   Investments in Trusts, at
      net asset value               $13,343,319   $89,668,733  $72,083,413  $45,414,987  $4,282,607  $126,060,954  $92,731,206
Liabilities:                                  0             0            0            0           0             0            0
                                    -----------   -----------  -----------  -----------  ----------  ------------  -----------
Net assets:                         $13,343,319   $89,668,733  $72,083,413  $45,414,987  $4,282,607  $126,060,954  $92,731,206
                                    ===========   ===========  ===========  ===========  ==========  ============  ===========
   Accumulation units               $13,320,058   $89,469,418  $71,865,756  $45,363,452  $4,282,607  $126,030,409  $92,486,692
   Contracts in payout
      (annuitization) period             23,261       199,315      217,657       51,535           0        30,545      244,514
                                    -----------   -----------  -----------  -----------  ----------  ------------  -----------
      Total net assets              $13,343,319   $89,668,733  $72,083,413  $45,414,987  $4,282,607  $126,060,954  $92,731,206
                                    ===========   ===========  ===========  ===========  ==========  ============  ===========
Accumulation units outstanding          703,568     5,221,493    4,361,104    3,367,270     298,749     8,272,211    5,922,965
                                    ===========   ===========  ===========  ===========  ==========  ============  ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units
      outstanding                            22           926           77          973          --            --           --
   Unit value of accumulation
      units                         $     15.34   $     11.39  $     15.16  $     10.15  $       --  $         --  $        --
Contracts with total expenses of
   0.85% (2):
   Accumulation units
      outstanding                       417,402     4,556,222    3,453,959    2,916,670     289,041     8,115,186    5,848,136
   Unit value of accumulation
      units                         $     14.49   $     15.40  $     15.82  $     11.91  $    14.35  $      15.25  $     15.66
Contracts with total expenses of
   1.10%:
   Accumulation units
      outstanding                        29,181       375,032      194,935      190,696       9,708       157,025       74,829
   Unit value of accumulation
      units                         $     14.17   $     15.03  $     15.46  $     11.64  $    14.02  $      14.88  $     15.31
Contracts with total expenses of
   1.25%:
   Accumulation units
      outstanding                       256,963       289,313      712,133      258,931          --            --           --
   Unit value of accumulation
      units                         $     26.77   $     47.92  $     20.26  $     32.63  $       --  $         --  $        --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                  Natural   Aggressive    Alliance                 Blue Chip    Capital
                                       Growth    Resources    Growth       Growth      Balanced     Growth      Growth
                                     Portfolio   Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                                     (Class 3)   (Class 3)   (Class 1)   (Class 1)    (Class 1)    (Class 1)   (Class 1)
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
Assets:
   Investments in Trusts, at
      net asset value               $4,853,062  $8,588,981  $4,910,061  $26,182,996  $19,367,710  $1,162,098  $1,617,471
Liabilities:                                 0           0           0            0            0           0           0
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
Net assets:                         $4,853,062  $8,588,981  $4,910,061  $26,182,996  $19,367,710  $1,162,098  $1,617,471
                                    ==========  ==========  ==========  ===========  ===========  ==========  ==========
   Accumulation units               $4,853,062  $8,588,981  $4,906,644  $26,160,638  $19,367,710  $1,056,098  $1,595,803
   Contracts in payout
      (annuitization) period                 0           0       3,417       22,358            0     106,000      21,668
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
      Total net assets              $4,853,062  $8,588,981  $4,910,061  $26,182,996  $19,367,710  $1,162,098  $1,617,471
                                    ==========  ==========  ==========  ===========  ===========  ==========  ==========
Accumulation units outstanding         411,516     797,301     452,977    1,276,844    1,331,189     196,720     217,991
                                    ==========  ==========  ==========  ===========  ===========  ==========  ==========
Contracts with total expenses of
   0.85%(1):
   Accumulation units
      outstanding                           --          --          12        1,867          524          --          --
   Unit value of accumulation
      units                         $       --  $       --  $     5.12  $      6.55  $      8.37  $       --  $       --
Contracts with total expenses of
   0.85% (2):
   Accumulation units
      outstanding                      410,054     775,491     147,180      566,485      363,058     183,359     202,762
   Unit value of accumulation
      units                         $    11.79  $    10.78  $     7.82  $      7.87  $      9.69  $     5.92  $     7.43
Contracts with total expenses of
   1.10%:
   Accumulation units
      outstanding                        1,462      21,810      28,096       41,321        5,649      13,361      15,229
   Unit value of accumulation
      units                         $    11.51  $    10.67  $     7.65  $      7.69  $      9.47  $     5.78  $     7.26
Contracts with total expenses of
   1.25%:
   Accumulation units
      outstanding                           --          --     277,689      667,171      961,958          --          --
   Unit value of accumulation
      units                         $       --  $       --  $    12.76  $     32.07  $     16.42  $       --  $       --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                                 Davis     "Dogs" of
                                        Cash      Corporate     Venture       Wall       Emerging      Equity        Equity
                                     Management      Bond        Value       Street      Markets       Index     Opportunities
                                     Portfolio    Portfolio    Portfolio    Portfolio   Portfolio    Portfolio     Portfolio
                                     (Class 1)    (Class 1)    (Class 1)    (Class 1)   (Class 1)    (Class 1)     (Class 1)
                                    -----------  -----------  -----------  ----------  -----------  -----------  -------------
Assets:
   Investments in Trusts, at
      net asset value               $20,531,580  $82,939,768  $77,486,056  $3,064,652  $11,930,433  $11,187,954  $11,559,562
Liabilities:                                  0            0            0           0            0            0            0
                                    -----------  -----------  -----------  ----------  -----------  -----------  -----------
Net assets:                         $20,531,580  $82,939,768  $77,486,056  $3,064,652  $11,930,433  $11,187,954  $11,559,562
                                    ===========  ===========  ===========  ==========  ===========  ===========  ===========
   Accumulation units               $20,531,562  $82,939,768  $77,474,639  $2,989,495  $11,800,392  $11,187,954  $11,519,713
   Contracts in payout
      (annuitization) period                 18            0       11,417      75,157      130,041            0       39,849
                                    -----------  -----------  -----------  ----------  -----------  -----------  -----------
      Total net assets              $20,531,580  $82,939,768  $77,486,056  $3,064,652  $11,930,433  $11,187,954  $11,559,562
                                    ===========  ===========  ===========  ==========  ===========  ===========  ===========
Accumulation units outstanding        1,662,599    4,262,004    5,019,192     245,172      529,158    1,249,940      954,759
                                    ===========  ===========  ===========  ==========  ===========  ===========  ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units
      outstanding                            30           --          952           4           --           --           --
   Unit value of accumulation
      units                         $     11.43  $        --  $     12.68  $    13.30  $        --  $        --  $        --
Contracts with total expenses of
   0.85% (2):
   Accumulation units
      outstanding                     1,192,912    3,803,604    4,286,132      62,623      165,853           --      779,174
   Unit value of accumulation
      units                         $     11.85  $     19.28  $     13.90  $    14.04  $     25.79  $        --  $     11.31
Contracts with total expenses of
   1.10%:
   Accumulation units
      outstanding                        53,420      257,190      361,172       4,792       21,735           --       54,638
   Unit value of accumulation
      units                         $     11.60  $     18.84  $     13.58  $    13.75  $     25.24  $        --  $     11.06
Contracts with total expenses of
   1.25%:
   Accumulation units
      outstanding                       416,237      201,210      370,936     177,753      341,570    1,249,940      120,947
   Unit value of accumulation
      units                         $     13.89  $     23.64  $     34.97  $    11.92  $     20.80  $      8.95  $     17.71

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                                                                                     International
                                    Fundamental                 Global        Growth                     High-Yield   Diversified
                                       Growth    Global Bond   Equities   Opportunities  Growth-Income      Bond        Equities
                                     Portfolio    Portfolio    Portfolio    Portfolio      Portfolio     Portfolio     Portfolio
                                     (Class 1)    (Class 1)    (Class 1)    (Class 1)      (Class 1)     (Class 1)     (Class 1)
                                    -----------  -----------  ----------  -------------  -------------  -----------  -------------
Assets:
   Investments in Trusts, at
      net asset value               $12,234,593  $16,435,450  $6,257,961    $1,614,772    $21,795,448   $16,112,514    $7,049,135
Liabilities:                                  0            0           0             0              0             0             0
                                    -----------  -----------  ----------    ----------    -----------   -----------    ----------
Net assets:                         $12,234,593  $16,435,450  $6,257,961    $1,614,772    $21,795,448   $16,112,514    $7,049,135
                                    ===========  ===========  ==========    ==========    ===========   ===========    ==========
   Accumulation units               $11,995,540  $16,400,552  $6,196,373    $1,613,408    $21,732,865   $16,109,436    $6,997,553
   Contracts in payout
      (annuitization) period            239,053       34,898      61,588         1,364         62,583         3,078        51,582
                                    -----------  -----------  ----------    ----------    -----------   -----------    ----------
      Total net assets              $12,234,593  $16,435,450  $6,257,961    $1,614,772    $21,795,448   $16,112,514    $7,049,135
                                    ===========  ===========  ==========    ==========    ===========   ===========    ==========
Accumulation units outstanding        1,279,596      943,118     456,589       282,175      1,339,853     1,007,680       735,805
                                    ===========  ===========  ==========    ==========    ===========   ===========    ==========
Contracts with total expenses of
   0.85%(1):
   Accumulation units
      outstanding                            87           24          --            --            150            21            44
   Unit value of accumulation
      units                         $      5.94  $     15.50  $       --    $       --    $      7.82   $     15.63    $    13.61
Contracts with total expenses of
   0.85% (2):
   Accumulation units
      outstanding                       826,958      703,939     238,081       260,390        719,988       827,876       502,684
   Unit value of accumulation
      units                         $      6.48  $     16.52  $     9.04    $     5.71    $      8.55   $     15.27    $     8.46
Contracts with total expenses of
   1.10%:
   Accumulation units
      outstanding                        68,051       86,785      26,395        21,785         37,313        60,457        34,041
   Unit value of accumulation
      units                         $      6.34  $     16.14  $     8.84    $     5.91    $      8.36   $     14.94    $     8.27
Contracts with total expenses of
   1.25%:
   Accumulation units
      outstanding                       384,500      152,370     192,113            --        582,402       119,326       199,036
   Unit value of accumulation
      units                         $     16.75  $     22.35  $    20.15    $       --    $     26.31   $     21.55    $    12.64

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                        MFS
                                    International  Massachusetts
                                        Growth       Investors         MFS        Mid-Cap
                                      and Income       Trust      Total Return    Growth    Real Estate   Small Company   Technology
                                      Portfolio      Portfolio      Portfolio    Portfolio   Portfolio   Value Portfolio   Portfolio
                                      (Class 1)      (Class 1)      (Class 1)    (Class 1)   (Class 1)      (Class 1)      (Class 1)
                                    -------------  -------------  ------------  ----------  -----------  ---------------  ----------
Assets:
   Investments in Trusts, at net
      asset value                    $12,692,943     $4,622,329   $111,383,180  $3,721,809   $5,984,972     $5,017,112     $453,275
Liabilities:                                   0              0              0           0            0              0            0
                                     -----------     ----------   ------------  ----------   ----------     ----------     --------
Net assets:                          $12,692,943     $4,622,329   $111,383,180  $3,721,809   $5,984,972     $5,017,112     $453,275
                                     ===========     ==========   ============  ==========   ==========     ==========     ========
   Accumulation units                $12,669,620     $4,605,623   $111,378,573  $3,710,239   $5,978,389     $5,014,047     $453,275
   Contracts in payout
      (annuitization) period              23,323         16,706          4,607      11,570        6,583          3,065            0
                                     -----------     ----------   ------------  ----------   ----------     ----------     --------
      Total net assets               $12,692,943     $4,622,329   $111,383,180  $3,721,809   $5,984,972     $5,017,112     $453,275
                                     ===========     ==========   ============  ==========   ==========     ==========     ========
Accumulation units outstanding         1,094,527        432,720      7,118,289     415,544      243,412        196,455      205,324
                                     ===========     ==========   ============  ==========   ==========     ==========     ========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding            712             --             --          --           15            362           --
   Unit value of accumulation
      units                          $      9.74     $       --   $         --  $       --   $    22.89     $    18.36     $     --
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding        728,413        389,634      6,581,973     369,613      138,210             --      183,965
   Unit value of accumulation
      units                          $     10.85     $    10.71   $      15.67  $     8.98   $    26.38     $       --     $   2.21
Contracts with total expenses of
   1.10% :
   Accumulation units outstanding         64,597         43,086        536,316      45,931        9,267             --       21,359
   Unit value of accumulation
      units                          $     10.61     $    10.47   $      15.32  $     8.78   $    25.79     $       --     $   2.16
Contracts with total expenses of
   1.25% :
   Accumulation units outstanding        300,805             --             --          --       95,920        196,093           --
   Unit value of accumulation
      units                          $     13.62     $       --   $         --  $       --   $    21.89     $    25.55     $     --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                      Telecom      Total     Aggressive    Alliance                Blue Chip    Capital
                                      Utility   Return Bond    Growth       Growth     Balanced     Growth      Growth
                                     Portfolio   Portfolio    Portfolio   Portfolio    Portfolio   Portfolio   Portfolio
                                     (Class 1)   (Class 1)    (Class 3)   (Class 3)    (Class 3)   (Class 3)   (Class 3)
                                    ----------  -----------  ----------  -----------  ----------  ----------  ----------
Assets:
   Investments in Trusts, at
      net asset value               $2,123,879  $20,624,924   $538,324   $12,172,881  $3,067,877  $1,290,834  $3,721,024
Liabilities:                                 0            0          0             0           0           0           0
                                    ----------  -----------   --------   -----------  ----------  ----------  ----------
Net assets:                         $2,123,879  $20,624,924   $538,324   $12,172,881  $3,067,877  $1,290,834  $3,721,024
                                    ==========  ===========   ========   ===========  ==========  ==========  ==========
   Accumulation units               $2,112,233  $20,624,924   $538,324   $12,172,881  $3,058,567  $1,290,834  $3,721,024
   Contracts in payout
      (annuitization) period            11,646            0          0             0       9,310           0           0
                                    ----------  -----------   --------   -----------  ----------  ----------  ----------
      Total net assets              $2,123,879  $20,624,924   $538,324   $12,172,881  $3,067,877  $1,290,834  $3,721,024
                                    ==========  ===========   ========   ===========  ==========  ==========  ==========
Accumulation units outstanding         156,310    1,092,584     69,587     1,563,530     319,769     220,394     506,120
                                    ==========  ===========   ========   ===========  ==========  ==========  ==========
Contracts with total expenses of
   0.85%(1):
   Accumulation units
      outstanding                           52           --         --            --          --          --          --
   Unit value of accumulation
      units                         $    11.23  $        --   $     --   $        --  $       --  $       --  $       --
Contracts with total expenses of
   0.85% (2):
   Accumulation units
      outstanding                       45,651      960,283     67,247     1,536,717     316,261     219,496     498,085
   Unit value of accumulation
      units                         $    10.56  $     18.32   $   7.74   $      7.79  $     9.60  $     5.86  $     7.35
Contracts with total expenses of
   1.10%:
   Accumulation units
      outstanding                        4,534       57,174      2,340        26,813       3,508         898       8,035
   Unit value of accumulation
      units                         $    10.33  $     17.91   $   7.62   $      7.61  $     9.32  $     5.68  $     7.18
Contracts with total expenses of
   1.25%:
   Accumulation units
      outstanding                      106,073       75,127         --            --          --          --          --
   Unit value of accumulation
      units                         $    15.03  $     26.76   $     --   $        --  $       --  $       --  $       --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                                  Davis     "Dogs" of
                                        Cash       Corporate     Venture       Wall      Emerging      Equity
                                     Management      Bond         Value       Street     Markets    Opportunities  Foreign Value
                                     Portfolio     Portfolio    Portfolio   Portfolio   Portfolio     Portfolio      Portfolio
                                     (Class 3)     (Class 3)    (Class 3)   (Class 3)   (Class 3)     (Class 3)      (Class 3)
                                    -----------  ------------  -----------  ---------  -----------  -------------  -------------
Assets:
   Investments in Trusts, at
      net asset value               $10,857,389  $193,626,348  $98,476,046   $766,925  $10,970,729    $1,054,142   $60,706,930
Liabilities:                                  0             0            0          0            0             0             0
                                    -----------  ------------  -----------   --------  -----------    ----------   -----------
Net assets:                         $10,857,389  $193,626,348  $98,476,046   $766,925  $10,970,729    $1,054,142   $60,706,930
                                    ===========  ============  ===========   ========  ===========    ==========   ===========
   Accumulation units               $10,857,389  $193,626,348  $98,476,046   $766,925  $10,940,179    $1,039,883   $60,706,930
   Contracts in payout
      (annuitization) period                  0             0            0          0       30,550        14,259             0
                                    -----------  ------------  -----------   --------  -----------    ----------   -----------
      Total net assets              $10,857,389  $193,626,348  $98,476,046   $766,925  $10,970,729    $1,054,142   $60,706,930
                                    ===========  ============  ===========   ========  ===========    ==========   ===========
Accumulation units outstanding          925,860    10,147,495    7,158,170     55,223      430,023        94,238     6,529,426
                                    ===========  ============  ===========   ========  ===========    ==========   ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units
      outstanding                            --            --           --         --           --            --            --
   Unit value of accumulation
      units                         $        --  $         --  $        --   $     --  $        --    $       --   $        --
Contracts with total expenses of
   0.85% (2):
   Accumulation units
      outstanding                       923,248     9,998,898    7,046,454     53,091      424,086        90,102     6,428,456
   Unit value of accumulation
      units                         $     11.73  $      19.09  $     13.76   $  13.90  $     25.52    $    11.20   $      9.30
Contracts with total expenses of
   1.10%:
   Accumulation units
      outstanding                         2,612       148,597      111,716      2,132        5,937         4,136       100,970
   Unit value of accumulation
      units                         $     11.41  $      18.64  $     13.44   $  13.58  $     24.98    $    10.94   $      9.21
Contracts with total expenses of
   1.25%:
   Accumulation units
      outstanding                            --            --           --         --           --            --            --
   Unit value of accumulation
      units                         $        --  $         --  $        --   $     --  $        --    $       --   $        --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.


    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                                                                                     International
                                    Fundamental                 Global        Growth                    High-Yield    Diversified
                                       Growth    Global Bond   Equities   Opportunities  Growth-Income     Bond         Equities
                                     Portfolio    Portfolio    Portfolio    Portfolio      Portfolio     Portfolio     Portfolio
                                     (Class 3)    (Class 3)    (Class 3)    (Class 3)      (Class 3)     (Class 3)     (Class 3)
                                    -----------  -----------  ----------  -------------  -------------  -----------  -------------
Assets:
   Investments in Trusts, at net
      asset value                    $3,410,422  $26,465,854  $1,287,438   $19,069,413     $4,846,592   $39,518,502    $5,745,607
Liabilities:                                  0            0           0             0              0             0             0
                                     ----------  -----------  ----------   -----------     ----------   -----------    ----------
Net assets:                          $3,410,422  $26,465,854  $1,287,438   $19,069,413     $4,846,592   $39,518,502    $5,745,607
                                     ==========  ===========  ==========   ===========     ==========   ===========    ==========
   Accumulation units                $3,399,859  $26,465,854  $1,270,982   $19,069,413     $4,825,524   $39,518,502    $5,745,607
   Contracts in payout
      (annuitization) period             10,563            0      16,456             0         21,068             0             0
                                     ----------  -----------  ----------   -----------     ----------   -----------    ----------
      Total net assets               $3,410,422  $26,465,854  $1,287,438   $19,069,413     $4,846,592   $39,518,502    $5,745,607
                                     ==========  ===========  ==========   ===========     ==========   ===========    ==========
Accumulation units outstanding          531,294    1,619,008     143,787     3,373,930        572,944     2,616,062       686,627
                                     ==========  ===========  ==========   ===========     ==========   ===========    ==========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding            --           --          --            --             --            --            --
   Unit value of accumulation
      units                          $       --  $        --  $       --   $        --     $       --   $        --    $       --
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding       527,730    1,592,845     143,128     3,324,833        560,637     2,574,462       678,398
   Unit value of accumulation
      units                          $     6.42  $     16.35  $     8.95   $      5.65     $     8.46   $     15.11    $     8.37
Contracts with total expenses of
   1.10%:
   Accumulation units outstanding         3,564       26,163         659        49,097         12,307        41,600         8,229
   Unit value of accumulation
      units                          $     6.24  $     15.98  $     8.77   $      5.84     $     8.23   $     14.78    $     8.19
Contracts with total expenses of
   1.25%:
   Accumulation units outstanding            --           --          --            --             --            --            --
   Unit value of accumulation
      units                          $       --  $        --  $       --   $        --     $       --   $        --    $       --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                                    MFS
                                    International    Marsico   Massachusetts
                                        Growth       Focused     Investors         MFS        Mid-Cap
                                      and Income     Growth        Trust      Total Return    Growth    Real Estate  Small & Mid Cap
                                      Portfolio     Portfolio    Portfolio      Portfolio    Portfolio   Portfolio   Value Portfolio
                                      (Class 3)     (Class 3)    (Class 3)      (Class 3)    (Class 3)   (Class 3)      (Class 3)
                                    -------------  ----------  -------------  ------------  ----------  -----------  ---------------
Assets:
   Investments in Trusts, at
      net asset value                $39,102,219   $2,839,063   $27,533,113   $133,562,906  $2,504,081  $24,538,873    $49,530,176
Liabilities:                                   0            0             0              0           0            0              0
                                     -----------   ----------   -----------   ------------  ----------  -----------    -----------
Net assets:                          $39,102,219   $2,839,063   $27,533,113   $133,562,906  $2,504,081  $24,538,873    $49,530,176
                                     ===========   ==========   ===========   ============  ==========  ===========    ===========
   Accumulation units                $39,050,495   $2,839,063   $27,533,113   $133,562,906  $2,504,081  $24,538,873    $49,530,176
   Contracts in payout
      (annuitization) period              51,724            0             0              0           0            0              0
                                     -----------   ----------   -----------   ------------  ----------  -----------    -----------
      Total net assets               $39,102,219   $2,839,063   $27,533,113   $133,562,906  $2,504,081  $24,538,873    $49,530,176
                                     ===========   ==========   ===========   ============  ==========  ===========    ===========
Accumulation units outstanding         3,640,836      301,502     2,600,213      8,613,941     281,931      940,383      4,387,802
                                     ===========   ==========   ===========   ============  ==========  ===========    ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units
      outstanding                             --           --            --             --          --           --             --
   Unit value of accumulation
      units                          $        --   $       --   $        --   $         --  $       --  $        --    $        --
Contracts with total expenses of
   0.85% (2):
   Accumulation units
      outstanding                      3,594,598      286,710     2,562,919      8,460,296     271,002      926,752      4,330,001
   Unit value of accumulation
      units                          $     10.74   $     9.42   $     10.59   $      15.51  $     8.89  $     26.10    $     11.29
Contracts with total expenses of
   1.10%:
   Accumulation units
      outstanding                         46,238       14,792        37,294        153,645      10,929       13,631         57,801
   Unit value of accumulation
      units                          $     10.50   $     9.33   $     10.23   $      15.16  $     8.69  $     25.51    $     11.18
Contracts with total expenses of
   1.25%:
   Accumulation units
      outstanding                             --           --            --             --          --           --             --
   Unit value of accumulation
      units                          $        --   $       --   $        --   $         --  $       --  $        --    $        --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                    Small Company               Telecom      Total      Capital                   Growth and
                                        Value      Technology   Utility   Return Bond    Growth      Comstock       Income
                                      Portfolio     Portfolio  Portfolio   Portfolio    Portfolio    Portfolio     Portfolio
                                      (Class 3)     (Class 3)  (Class 3)   (Class 3)   (Class II)   (Class II)    (Class II)
                                    -------------  ----------  ---------  -----------  ----------  ------------  ------------
Assets:
   Investments in Trusts, at
      net asset value                $29,592,411    $691,777    $723,892  $76,162,443  $7,944,554  $257,294,911  $274,405,440
Liabilities:                                   0           0           0            0           0             0             0
                                     -----------    --------    --------  -----------  ----------  ------------  ------------
Net assets:                          $29,592,411    $691,777    $723,892  $76,162,443  $7,944,554  $257,294,911  $274,405,440
                                     ===========    ========    ========  ===========  ==========  ============  ============
   Accumulation units                $29,585,138    $691,777    $723,892  $76,162,443  $7,836,773  $257,294,911  $274,150,137
   Contracts in payout
      (annuitization) period               7,273           0           0            0     107,781             0       255,303
                                     -----------    --------    --------  -----------  ----------  ------------  ------------
      Total net assets               $29,592,411    $691,777    $723,892  $76,162,443  $7,944,554  $257,294,911  $274,405,440
                                     ===========    ========    ========  ===========  ==========  ============  ============
Accumulation units outstanding         3,141,661     316,033      69,438    4,202,010     767,800    21,032,261    19,037,638
                                     ===========    ========    ========  ===========  ==========  ============  ============
Contracts with total expenses of
   0.85%(1):
   Accumulation units
      outstanding                             --          --          --           --          --            --            --
   Unit value of accumulation
      units                          $        --    $     --    $     --  $        --  $       --  $         --  $         --
Contracts with total expenses of
   0.85% (2):
   Accumulation units
      outstanding                      3,100,603     315,915      66,585    4,141,983     709,443    20,201,649    18,279,443
   Unit value of accumulation
      units                          $      9.42    $   2.19    $  10.43  $     18.13  $    10.36  $      12.24  $      14.43
Contracts with total expenses of
   1.10%:
   Accumulation units
      outstanding                         41,058         118       2,853       60,027      58,357       830,612       758,195
   Unit value of accumulation
      units                          $      9.33    $   2.12    $  10.21  $     17.73  $    10.18  $      11.99  $      14.10
Contracts with total expenses of
   1.25%:
   Accumulation units
      outstanding                             --          --          --           --          --            --            --
   Unit value of accumulation
      units                          $        --    $     --    $     --  $        --  $       --  $         --  $         --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                                                                                           Franklin
                                     Growth and      Mid Cap        Asset                                                   Income
                                        Income        Value      Allocation      Global                   Growth-Income   Securities
                                      Portfolio     Portfolio       Fund       Growth Fund   Growth Fund      Fund           Fund
                                     (Class VC)    (Class VC)     (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)
                                    ------------  ------------  ------------  ------------  ------------  -------------  -----------
Assets:
   Investments in Trusts, at net
      asset value                   $163,475,589  $100,348,573  $350,977,590  $320,908,146  $253,434,644   $453,154,537  $12,413,390
Liabilities:                                   0             0             0             0             0              0            0
                                    ------------  ------------  ------------  ------------  ------------   ------------  -----------
Net assets:                         $163,475,589  $100,348,573  $350,977,590  $320,908,146  $253,434,644   $453,154,537  $12,413,390
                                    ============  ============  ============  ============  ============   ============  ===========
   Accumulation units               $163,229,868  $100,307,847  $350,249,280  $320,710,804  $253,210,011   $452,836,104  $12,413,390
   Contracts in payout
      (annuitization) period             245,721        40,726       728,310       197,342       224,633        318,433            0
                                    ------------  ------------  ------------  ------------  ------------   ------------  -----------
      Total net assets              $163,475,589  $100,348,573  $350,977,590  $320,908,146  $253,434,644   $453,154,537  $12,413,390
                                    ============  ============  ============  ============  ============   ============  ===========
Accumulation units outstanding        13,672,902     7,674,773    22,456,212    14,487,215    13,360,013     27,563,259    1,239,046
                                    ============  ============  ============  ============  ============   ============  ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding             --            --            --            --            --             --           --
   Unit value of accumulation
      units                         $         --  $         --  $         --  $         --  $         --   $         --  $        --
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding     13,027,298     7,262,269    21,615,279    13,989,891    12,740,757     26,518,736    1,228,123
   Unit value of accumulation
      units                         $      11.97  $      13.09  $      15.64  $      22.16  $      18.99   $      16.45  $     10.02
Contracts with total expenses of
   1.10%:
   Accumulation units outstanding        645,604       412,504       840,933       497,324       619,256      1,044,523       10,923
   Unit value of accumulation
      units                         $      11.73  $      12.83  $      15.36  $      21.76  $      18.64   $      16.14  $      9.98
Contracts with total expenses of
   1.25%:
   Accumulation units outstanding             --            --            --            --            --             --           --
   Unit value of accumulation
      units                         $         --  $         --  $         --  $         --  $         --   $         --  $        --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                    Franklin Templeton
                                    VIP Founding Funds
                                      Allocation Fund
                                         (Class 2)
                                    ------------------
Assets:
   Investments in Trusts, at
      net asset value                   $24,582,687
Liabilities:                                      0
                                        -----------
Net assets:                             $24,582,687
                                        ===========
   Accumulation units                   $24,582,687
   Contracts in payout
      (annuitization) period                      0
                                        -----------
      Total net assets                  $24,582,687
                                        ===========
Accumulation units outstanding            2,744,267
                                        ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units
      outstanding                                --
   Unit value of accumulation
      units                             $        --
Contracts with total expenses of
   0.85% (2):
   Accumulation units
      outstanding                         2,731,570
   Unit value of accumulation
      units                             $      8.96
Contracts with total expenses of
   1.10%:
   Accumulation units
      outstanding                            12,697
   Unit value of accumulation
      units                             $      8.91
Contracts with total expenses of
   1.25%:
   Accumulation units
      outstanding                                --
   Unit value of accumulation
      units                             $        --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2010

                                                                               Net Asset
                                                                                 Value       Net Asset                     Level
Variable Accounts                                                   Shares     Per Share       Value          Cost       (Note A)
-----------------                                                 ----------   ---------   ------------   ------------   --------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                            1,050,697     $12.70    $ 13,343,319   $ 14,065,489       1
   Capital Appreciation Portfolio (Class 1)                        2,776,863      32.29      89,668,733     96,431,345       1
   Government and Quality Bond Portfolio (Class 1)                 4,706,246      15.32      72,083,413     70,131,115       1
   Growth Portfolio (Class 1)                                      2,318,946      19.58      45,414,987     57,106,889       1
   Asset Allocation Portfolio (Class 3)                              338,750      12.64       4,282,607      4,287,235       1
   Capital Appreciation Portfolio (Class 3)                        3,978,202      31.69     126,060,954    146,991,745       1
   Government and Quality Bond Portfolio (Class 3)                 6,075,339      15.26      92,731,206     90,553,727       1
   Growth Portfolio (Class 3)                                        248,588      19.52       4,853,062      5,329,274       1
   Natural Resources Portfolio (Class 3)                             215,104      39.93       8,588,981     10,593,068       1
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                             537,506     $ 9.13    $  4,910,061   $  6,933,233       1
   Alliance Growth Portfolio (Class 1)                             1,211,302      21.62      26,182,996     36,087,313       1
   Balanced Portfolio (Class 1)                                    1,401,042      13.82      19,367,710     22,154,388       1
   Blue Chip Growth Portfolio (Class 1)                              170,161       6.83       1,162,098      1,088,646       1
   Capital Growth Portfolio (Class 1)                                200,384       8.07       1,617,471      1,404,747       1
   Cash Management Portfolio (Class 1)                             1,920,898      10.69      20,531,580     20,985,817       1
   Corporate Bond Portfolio (Class 1)                              6,092,528      13.61      82,939,768     71,513,522       1
   Davis Venture Value Portfolio (Class 1)                         3,545,981      21.85      77,486,056     84,202,655       1
   "Dogs" of Wall Street Portfolio (Class 1)                         417,720       7.34       3,064,652      3,367,514       1
   Emerging Markets Portfolio (Class 1)                            1,456,320       8.19      11,930,433      9,511,900       1
   Equity Index Portfolio (Class 1)                                1,120,145       9.99      11,187,954     12,299,510       1
   Equity Opportunities Portfolio (Class 1)                        1,086,628      10.64      11,559,562     13,740,348       1
   Fundamental Growth Portfolio (Class 1)                            834,380      14.66      12,234,593     16,333,907       1
   Global Bond Portfolio (Class 1)                                 1,343,919      12.23      16,435,450     16,332,033       1
   Global Equities Portfolio (Class 1)                               478,467      13.08       6,257,961      7,452,055       1
   Growth Opportunities Portfolio (Class 1)                          250,932       6.44       1,614,772      1,480,385       1
   Growth-Income Portfolio (Class 1)                               1,169,974      18.63      21,795,448     28,657,832       1
   High-Yield Bond Portfolio (Class 1)                             2,776,129       5.80      16,112,514     16,549,325       1
   International Diversified Equities Portfolio (Class 1)            823,648       8.56       7,049,135      7,667,460       1
   International Growth and Income Portfolio (Class 1)             1,438,925       8.82      12,692,943     17,834,332       1
   MFS Massachusetts Investors Trust Portfolio (Class 1)             344,172      13.43       4,622,329      4,128,039       1
   MFS Total Return Portfolio (Class 1)                            7,780,186      14.32     111,383,180    123,483,903       1
   Mid-Cap Growth Portfolio (Class 1)                                373,964       9.95       3,721,809      3,387,088       1
   Real Estate Portfolio (Class 1)                                   527,861      11.34       5,984,972      7,797,287       1
   Small Company Value Portfolio (Class 1)                           314,504      15.95       5,017,112      4,190,502       1
   Technology Portfolio (Class 1)                                    176,644       2.57         453,275        366,024       1
   Telecom Utility Portfolio (Class 1)                               217,200       9.78       2,123,879      2,387,116       1
   Total Return Bond Portfolio (Class 1)                           2,380,303       8.66      20,624,924     18,881,139       1
   Aggressive Growth Portfolio (Class 3)                              59,530       9.04         538,324        578,662       1
   Alliance Growth Portfolio (Class 3)                               567,216      21.46      12,172,881     12,435,388       1
   Balanced Portfolio (Class 3)                                      222,513      13.79       3,067,877      2,763,786       1
   Blue Chip Growth Portfolio (Class 3)                              189,568       6.81       1,290,834      1,100,166       1
   Capital Growth Portfolio (Class 3)                                467,792       7.95       3,721,024      3,802,838       1
   Cash Management Portfolio (Class 3)                             1,020,031      10.64      10,857,389     11,015,830       1
   Corporate Bond Portfolio (Class 3)                             14,286,726      13.55     193,626,348    167,246,824       1
   Davis Venture Value Portfolio (Class 3)                         4,522,694      21.77      98,476,046    116,968,791       1
   "Dogs" of Wall Street Portfolio (Class 3)                         104,854       7.31         766,925        788,830       1
   Emerging Markets Portfolio (Class 3)                            1,356,962       8.08      10,970,729      8,111,728       1
   Equity Opportunities Portfolio (Class 3)                           99,415      10.60       1,054,142      1,195,138       1
   Foreign Value Portfolio (Class 3)                               4,538,538      13.38      60,706,930     70,942,877       1
   Fundamental Growth Portfolio (Class 3)                            235,740      14.47       3,410,422      3,489,126       1
   Global Bond Portfolio (Class 3)                                 2,184,991      12.11      26,465,854     26,145,826       1
   Global Equities Portfolio (Class 3)                                99,048      13.00       1,287,438      1,480,042       1
   Growth Opportunities Portfolio (Class 3)                        3,026,843       6.30      19,069,413     15,338,357       1
   Growth-Income Portfolio (Class 3)                                 260,648      18.59       4,846,592      6,206,133       1
   High-Yield Bond Portfolio (Class 3)                             6,836,442       5.78      39,518,502     41,249,602       1
   International Diversified Equities Portfolio (Class 3)            676,330       8.50       5,745,607      6,899,985       1
   International Growth and Income Portfolio (Class 3)             4,435,918       8.81      39,102,219     43,152,381       1
   Marsico Focused Growth Portfolio (Class 3)                        343,522       8.26       2,839,063      3,332,490       1
   MFS Massachusetts Investors Trust Portfolio (Class 3)           2,055,222      13.40      27,533,113     22,342,243       1
   MFS Total Return Portfolio (Class 3)                            9,358,109      14.27     133,562,906    152,516,612       1
   Mid-Cap Growth Portfolio (Class 3)                                256,442       9.76       2,504,081      2,251,111       1
   Real Estate Portfolio (Class 3)                                 2,177,451      11.27      24,538,873     16,563,824       1
   Small & Mid Cap Value Portfolio (Class 3)                       3,011,545      16.45      49,530,176     35,616,830       1
   Small Company Value Portfolio (Class 3)                         1,865,652      15.86      29,592,411     25,262,365       1
   Technology Portfolio (Class 3)                                    274,900       2.52         691,777        532,617       1
   Telecom Utility Portfolio (Class 3)                                74,236       9.75         723,892        743,018       1
   Total Return Bond Portfolio (Class 3)                           8,858,154       8.60      76,162,443     68,942,538       1
VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
   Capital Growth Portfolio                                          262,370     $30.28    $  7,944,554   $  6,369,779       1
   Comstock Portfolio                                             23,845,682      10.79     257,294,911    292,921,076       1
   Growth and Income Portfolio                                    15,573,521      17.62     274,405,440    288,305,456       1
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                                     7,239,840     $22.58    $163,475,589   $186,104,383       1
   Mid Cap Value Portfolio                                         6,757,480      14.85     100,348,573    124,165,006       1
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                          22,954,715     $15.29    $350,977,590   $374,128,739       1
   Global Growth Fund                                             16,248,514      19.75     320,908,146    331,585,982       1
   Growth Fund                                                     5,130,256      49.40     253,434,644    278,836,365       1
   Growth-Income Fund                                             13,815,687      32.80     453,154,537    510,950,712       1
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
   Franklin Income Securities Fund                                   832,555     $14.91    $ 12,413,390   $ 10,412,678       1
   Franklin Templeton VIP Founding Funds Allocation Fund           3,295,266       7.46      24,582,687     20,995,797       1

(A) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in Fair Value Measurements, and described in Note 3 to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010

                                                                Government                                             Government
                                       Asset        Capital         and                       Asset        Capital        and
                                     Allocation  Appreciation  Quality Bond     Growth      Allocation  Appreciation  Quality Bond
                                     Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                                     (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 3)     (Class 3)     (Class 3)
                                    -----------  ------------  ------------  ------------  -----------  ------------  ------------
Investment income:
   Dividends                        $   473,072  $          0   $3,812,650   $    455,945  $   136,509  $          0   $ 4,028,486
                                    -----------  ------------   ----------   ------------  -----------  ------------   -----------
Expenses:
   Charges for distribution,
      mortality and expense risk       (137,263)     (778,487)    (732,739)      (413,387)     (35,331)     (976,716)     (761,374)
                                    -----------  ------------   ----------   ------------  -----------  ------------   -----------
Net investment income (loss)            335,809      (778,487)   3,079,911         42,558      101,178      (976,716)    3,267,112
                                    -----------  ------------   ----------   ------------  -----------  ------------   -----------
Net realized gains (losses) from
   sale of securities                  (508,087)   (3,372,986)     339,765     (4,683,477)    (361,258)   (4,640,350)      204,781
Realized gain distributions                   0             0            0              0            0             0             0
                                    -----------  ------------   ----------   ------------  -----------  ------------   -----------
Net realized gains (losses)            (508,087)   (3,372,986)     339,765     (4,683,477)    (361,258)   (4,640,350)      204,781
                                    -----------  ------------   ----------   ------------  -----------  ------------   -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period               (4,045,600)  (41,402,512)   1,658,628    (31,023,449)  (1,253,093)  (67,604,532)    1,553,998
   End of period                       (722,170)   (6,762,612)   1,952,298    (11,691,902)      (4,628)  (20,930,791)    2,177,479
                                    -----------  ------------   ----------   ------------  -----------  ------------   -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                        3,323,430    34,639,900      293,670     19,331,547    1,248,465    46,673,741       623,481
                                    -----------  ------------   ----------   ------------  -----------  ------------   -----------
Increase (decrease) in net assets
   from operations                  $ 3,151,152  $ 30,488,427   $3,713,346   $ 14,690,628  $   988,385  $ 41,056,675   $ 4,095,374
                                    ===========  ============   ==========   ============  ===========  ============   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                    Natural     Aggressive     Alliance                   Blue Chip      Capital
                                       Growth      Resources      Growth        Growth       Balanced      Growth        Growth
                                     Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                                     (Class 3)     (Class 3)     (Class 1)     (Class 1)    (Class 1)     (Class 1)     (Class 1)
                                    -----------  ------------  ------------  ------------  -----------  ------------  ------------
Investment income:
   Dividends                        $    32,769   $    81,193   $     5,283  $    142,663  $   607,235  $      3,512   $         0
                                    -----------   -----------   -----------  ------------  -----------  ------------   -----------
Expenses:
   Charges for distribution,
      mortality and expense risk        (39,738)      (70,455)      (48,338)     (295,775)    (219,379)       (9,534)      (13,892)
                                    -----------   -----------   -----------  ------------  -----------  ------------   -----------
Net investment income (loss)             (6,969)       10,738       (43,055)     (153,112)     387,856        (6,022)      (13,892)
                                    -----------   -----------   -----------  ------------  -----------  ------------   -----------
Net realized gains (losses) from
   sale of securities                  (686,382)   (1,020,689)     (583,755)   (1,419,313)    (908,253)       (5,093)      (20,835)
Realized gain distributions                   0       484,714             0             0            0             0             0
                                    -----------   -----------   -----------  ------------  -----------  ------------   -----------
Net realized gains (losses)            (686,382)     (535,975)     (583,755)   (1,419,313)    (908,253)       (5,093)      (20,835)
                                    -----------   -----------   -----------  ------------  -----------  ------------   -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period               (2,706,213)   (5,294,734)   (4,299,463)  (18,597,498)  (7,847,997)     (242,305)     (258,390)
   End of period                       (476,212)   (2,004,087)   (2,023,172)   (9,904,317)  (2,786,678)       73,452       212,724
                                    -----------   -----------   -----------  ------------  -----------  ------------   -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                        2,230,001     3,290,647     2,276,291     8,693,181    5,061,319       315,757       471,114
                                    -----------   -----------   -----------  ------------  -----------  ------------   -----------
Increase (decrease) in net assets
   from operations                  $ 1,536,650   $ 2,765,410   $ 1,649,481  $  7,120,756  $ 4,540,922  $    304,642   $   436,387
                                    ===========   ===========   ===========  ============  ===========  ============   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                  Davis
                                        Cash       Corporate     Venture       "Dogs" of     Emerging      Equity        Equity
                                     Management      Bond         Value       Wall Street    Markets        Index     Opportunities
                                     Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                                     (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)     (Class 1)     (Class 1)
                                    -----------  ------------  ------------  ------------  -----------  ------------  -------------
Investment income:
   Dividends                         $ 714,515    $ 4,913,200  $  1,122,452   $   128,916  $         0   $   266,838   $   138,001
                                     ---------    -----------  ------------   -----------  -----------   -----------   -----------
Expenses:
   Charges for distribution,
      mortality and expense risk      (278,636)      (737,751)     (702,227)      (32,611)    (118,751)     (134,018)     (105,790)
                                     ---------    -----------  ------------   -----------  -----------   -----------   -----------
Net investment income (loss)           435,879      4,175,449       420,225        96,305     (118,751)      132,820        32,211
                                     ---------    -----------  ------------   -----------  -----------   -----------   -----------
Net realized gains (losses) from
   sale of securities                 (791,461)     1,287,154    (3,283,047)     (258,948)  (6,088,020)     (370,390)   (1,537,622)
Realized gain distributions                  0              0     1,656,217             0            0             0             0
                                     ---------    -----------  ------------   -----------  -----------   -----------   -----------
Net realized gains (losses)           (791,461)     1,287,154    (1,626,830)     (258,948)  (6,088,020)     (370,390)   (1,537,622)
                                     ---------    -----------  ------------   -----------  -----------   -----------   -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                (519,614)    (2,770,292)  (31,344,221)   (1,343,310)  (7,789,281)   (4,610,260)   (6,840,899)
   End of period                      (454,237)    11,426,246    (6,716,599)     (302,862)   2,418,533    (1,111,556)   (2,180,786)
                                     ---------    -----------  ------------   -----------  -----------   -----------   -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                          65,377     14,196,538    24,627,622     1,040,448   10,207,814     3,498,704     4,660,113
                                     ---------    -----------  ------------   -----------  -----------   -----------   -----------
Increase (decrease) in net assets
   from operations                   $(290,205)   $19,659,141  $ 23,421,017   $   877,805  $ 4,001,043   $ 3,261,134   $ 3,154,702
                                     =========    ===========  ============   ===========  ===========   ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                                                                      International
                                    Fundamental     Global        Global        Growth        Growth-     High-Yield   Diversified
                                       Growth        Bond        Equities    Opportunities     Income        Bond        Equities
                                     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
                                     (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)     (Class 1)
                                    -----------  ------------  ------------  -------------  -----------  -----------  -------------
Investment income:
   Dividends                        $         0   $  581,748   $   153,316     $       0    $    292,874  $ 1,302,088  $    85,587
                                    -----------   ----------   -----------     ---------    ------------  -----------  -----------
Expenses:
   Charges for distribution,
      mortality and expense risk       (125,947)    (161,199)      (65,414)      (10,585)       (242,395)    (142,501)     (68,561)
                                    -----------   ----------   -----------     ---------    ------------  -----------  -----------
Net investment income (loss)           (125,947)     420,549        87,902       (10,585)         50,479    1,159,587       17,026
                                    -----------   ----------   -----------     ---------    ------------  -----------  -----------
Net realized gains (losses) from
   sale of securities                  (759,588)     375,310      (325,581)      (39,419)     (2,184,598)  (1,376,293)      (7,206)
Realized gain distributions                   0      407,388             0             0               0            0            0
                                    -----------   ----------   -----------     ---------    ------------  -----------  -----------
Net realized gains (losses)            (759,588)     782,698      (325,581)      (39,419)     (2,184,598)  (1,376,293)      (7,206)
                                    -----------   ----------   -----------     ---------    ------------  -----------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period               (8,377,402)    (477,644)   (3,221,202)     (290,940)    (14,651,359)  (5,302,742)  (2,351,219)
   End of period                     (4,099,314)     103,417    (1,194,094)      134,387      (6,862,384)    (436,811)    (618,325)
                                    -----------   ----------   -----------     ---------    ------------  -----------  -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                        4,278,088      581,061     2,027,108       425,327       7,788,975    4,865,931    1,732,894
                                    -----------   ----------   -----------     ---------    ------------  -----------  -----------
Increase (decrease) in net assets
   from operations                  $ 3,392,553   $1,784,308   $ 1,789,429     $ 375,323    $  5,654,856  $ 4,649,225  $ 1,742,714
                                    ===========   ==========   ===========     =========    ============  ===========  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                        MFS
                                    International  Massachusetts      MFS                                   Small
                                      Growth and     Investors       Total       Mid-Cap        Real       Company
                                       Income          Trust        Return       Growth       Estate        Value     Technology
                                      Portfolio      Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                      (Class 1)      (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                    -------------  -------------  -----------  -----------  -----------  -----------  ----------
Investment income:
   Dividends                         $          0    $   48,655   $ 4,112,154   $        0  $   106,736   $   29,215   $       0
                                     ------------    ----------   -----------   ----------  -----------   ----------   ---------
Expenses:
   Charges for distribution,
      mortality and expense risk         (131,383)      (35,012)     (964,110)     (28,550)     (52,747)     (49,089)     (3,655)
                                     ------------    ----------   -----------   ----------  -----------   ----------   ---------
Net investment income (loss)             (131,383)       13,643     3,148,044      (28,550)      53,989      (19,874)     (3,655)
                                     ------------    ----------   -----------   ----------  -----------   ----------   ---------
Net realized gains (losses) from
   sale of securities                  (1,571,486)       17,114    (3,899,792)    (189,287)  (1,979,822)      66,982     (81,190)
Realized gain distributions                     0             0             0            0            0            0           0
                                     ------------    ----------   -----------   ----------  -----------   ----------   ---------
Net realized gains (losses)            (1,571,486)       17,114    (3,899,792)    (189,287)  (1,979,822)      66,982     (81,190)
                                     ------------    ----------   -----------   ----------  -----------   ----------   ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                (10,625,120)     (598,649)  (36,381,248)    (967,542)  (6,058,412)    (705,508)   (143,377)
   End of period                       (5,141,389)      494,290   (12,100,723)     334,721   (1,812,315)     826,610      87,251
                                     ------------    ----------   -----------   ----------  -----------   ----------   ---------
Change in net unrealized
   appreciation (depreciation) of
   investments                          5,483,731     1,092,939    24,280,525    1,302,263    4,246,097    1,532,118     230,628
                                     ------------    ----------   -----------   ----------  -----------   ----------   ---------
Increase (decrease) in net assets
   from operations                   $  3,780,862    $1,123,696   $23,528,777   $1,084,426  $ 2,320,264   $1,579,226   $ 145,783
                                     ============    ==========   ===========   ==========  ===========   ==========   =========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                  Total
                                     Telecom     Return    Aggressive    Alliance              Blue Chip    Capital
                                     Utility      Bond       Growth      Growth      Balanced    Growth     Growth
                                    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio  Portfolio   Portfolio
                                    (Class 1)   (Class 1)   (Class 3)   (Class 3)   (Class 3)  (Class 3)   (Class 3)
                                    ---------  ----------  ----------  -----------  ---------  ---------  -----------
Investment income:
   Dividends                        $ 112,914  $  369,377   $       0  $    37,591  $  68,495  $     668  $         0
                                    ---------  ----------   ---------  -----------  ---------  ---------  -----------
Expenses:
   Charges for distribution,
      mortality and expense risk      (24,498)   (170,743)     (3,211)    (101,457)   (20,703)   (10,791)     (29,852)
                                    ---------  ----------   ---------  -----------  ---------  ---------  -----------
Net investment income (loss)           88,416     198,634      (3,211)     (63,866)    47,792    (10,123)     (29,852)
                                    ---------  ----------   ---------  -----------  ---------  ---------  -----------
Net realized gains (losses) from
   sale of securities                (156,665)    371,242    (102,468)    (178,848)   (88,224)   (77,256)    (188,170)
Realized gain distributions                 0           0           0            0          0          0            0
                                    ---------  ----------   ---------  -----------  ---------  ---------  -----------
Net realized gains (losses)          (156,665)    371,242    (102,468)    (178,848)   (88,224)   (77,256)    (188,170)
                                    ---------  ----------   ---------  -----------  ---------  ---------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period               (944,230)    563,091    (291,993)  (3,902,093)  (307,556)  (227,597)  (1,255,672)
   End of period                     (263,237)  1,743,785     (40,338)    (262,507)   304,091    190,668      (81,814)
                                    ---------  ----------   ---------  -----------  ---------  ---------  -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                        680,993   1,180,694     251,655    3,639,586    611,647    418,265    1,173,858
                                    ---------  ----------   ---------  -----------  ---------  ---------  -----------
Increase (decrease) in net assets
   from operations                  $ 612,744  $1,750,570   $ 145,976  $ 3,396,872  $ 571,215  $ 330,886  $   955,836
                                    =========  ==========   =========  ===========  =========  =========  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                Davis
                                       Cash      Corporate     Venture     "Dogs" of     Emerging      Equity        Foreign
                                    Management     Bond         Value     Wall Street    Markets    Opportunities     Value
                                     Portfolio   Portfolio    Portfolio    Portfolio    Portfolio     Portfolio      Portfolio
                                     (Class 3)   (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)      (Class 3)
                                    ----------  -----------  -----------  -----------  -----------  -------------  ------------
Investment income:
   Dividends                         $ 396,902  $10,409,220  $ 1,082,954   $  29,183   $         0    $   7,809    $  1,356,876
                                     ---------  -----------  -----------   ---------   -----------    ---------    ------------
Expenses:
   Charges for distribution,
      mortality and expense risk      (141,789)  (1,559,393)    (784,304)     (6,087)      (83,621)      (7,622)       (487,342)
                                     ---------  -----------  -----------   ---------   -----------    ---------    ------------
Net investment income (loss)           255,113    8,849,827      298,650      23,096       (83,621)         187         869,534
                                     ---------  -----------  -----------   ---------   -----------    ---------    ------------
Net realized gains (losses) from
   sale of securities                 (518,755)   1,088,886   (5,076,317)    (78,829)   (3,387,585)    (154,984)     (1,961,679)
Realized gain distributions                  0            0    2,013,543           0             0            0       1,387,416
                                     ---------  -----------  -----------   ---------   -----------    ---------    ------------
Net realized gains (losses)           (518,755)   1,088,886   (3,062,774)    (78,829)   (3,387,585)    (154,984)       (574,263)
                                     ---------  -----------  -----------   ---------   -----------    ---------    ------------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                (231,846)  (5,617,105) (49,327,244)   (298,950)   (4,356,918)    (530,625)    (23,098,681)
   End of period                      (158,441)  26,379,524  (18,492,745)    (21,905)    2,859,001     (140,996)    (10,235,947)
                                     ---------  -----------  -----------   ---------   -----------    ---------    ------------
Change in net unrealized
   appreciation (depreciation) of
   investments                          73,405   31,996,629   30,834,499     277,045     7,215,919      389,629      12,862,734
                                     ---------  -----------  -----------   ---------   -----------    ---------    ------------
Increase (decrease) in net assets
   from operations                   $(190,237) $41,935,342  $28,070,375   $ 221,312   $ 3,744,713    $ 234,832    $ 13,158,005
                                     =========  ===========  ===========   =========   ===========    =========    ============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                                                                  International
                                    Fundamental    Global      Global      Growth        Growth-     High-Yield    Diversified
                                      Growth        Bond      Equities  Opportunities     Income        Bond        Equities
                                     Portfolio    Portfolio  Portfolio    Portfolio     Portfolio     Portfolio     Portfolio
                                     (Class 3)    (Class 3)  (Class 3)    (Class 3)     (Class 3)     (Class 3)     (Class 3)
                                    -----------  ----------  ---------  -------------  -----------  ------------  -------------
Investment income:
   Dividends                        $         0  $  794,904  $  26,564   $         0   $    47,894  $  3,010,599  $    55,478
                                    -----------  ----------  ---------   -----------   -----------  ------------  -----------
Expenses:
   Charges for distribution,
      mortality and expense risk        (27,223)   (212,535)    (9,612)     (135,239)      (39,279)     (315,975)     (47,918)
                                    -----------  ----------  ---------   -----------   -----------  ------------  -----------
Net investment income (loss)            (27,223)    582,369     16,952      (135,239)        8,615     2,694,624        7,560
                                    -----------  ----------  ---------   -----------   -----------  ------------  -----------
Net realized gains (losses) from
   sale of securities                   (96,032)    167,933    (70,813)     (165,809)     (506,076)   (1,746,657)    (346,304)
Realized gain distributions                   0     597,615          0             0             0             0            0
                                    -----------  ----------  ---------   -----------   -----------  ------------  -----------
Net realized gains (losses)             (96,032)    765,548    (70,813)     (165,809)     (506,076)   (1,746,657)    (346,304)
                                    -----------  ----------  ---------   -----------   -----------  ------------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period               (1,111,753)   (689,749)  (576,087)   (1,450,023)   (3,049,062)  (11,980,544)  (3,007,767)
   End of period                        (78,704)    320,028   (192,604)    3,731,056    (1,359,541)   (1,731,100)  (1,154,378)
                                    -----------  ----------  ---------   -----------   -----------  ------------  -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                        1,033,049   1,009,777    383,483     5,181,079     1,689,521    10,249,444    1,853,389
                                    -----------  ----------  ---------   -----------   -----------  ------------  -----------
Increase (decrease) in net assets
   from operations                  $   909,794  $2,357,694  $ 329,622   $ 4,880,031   $ 1,192,060  $ 11,197,411  $ 1,514,645
                                    ===========  ==========  =========   ===========   ===========  ============  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                     MFS
                                    International    Marsico    Massachusetts                                          Small &
                                      Growth and     Focused      Investors      MFS Total    Mid-Cap       Real       Mid Cap
                                       Income         Growth       Trust          Return      Growth       Estate       Value
                                      Portfolio     Portfolio     Portfolio      Portfolio   Portfolio   Portfolio    Portfolio
                                      (Class 3)     (Class 3)     (Class 3)      (Class 3)   (Class 3)   (Class 3)    (Class 3)
                                    -------------  -----------  -------------  ------------  ---------  -----------  -----------
Investment income:
   Dividends                         $          0  $    11,754   $   247,906   $  4,397,768  $       0  $   350,378  $   226,311
                                     ------------  -----------   -----------   ------------  ---------  -----------  -----------
Expenses:
   Charges for distribution,
      mortality and expense risk         (321,733)     (22,336)     (204,984)    (1,098,407)   (17,282)    (184,856)    (370,094)
                                     ------------  -----------   -----------   ------------  ---------  -----------  -----------
Net investment income (loss)             (321,733)     (10,582)       42,922      3,299,361    (17,282)     165,522     (143,783)
                                     ------------  -----------   -----------   ------------  ---------  -----------  -----------
Net realized gains (losses) from
   sale of securities                  (5,850,103)    (366,639)     (158,237)    (3,849,071)   (42,821)  (6,510,760)  (2,942,153)
Realized gain distributions                     0            0             0              0          0            0    1,401,664
                                     ------------  -----------   -----------   ------------  ---------  -----------  -----------
Net realized gains (losses)            (5,850,103)    (366,639)     (158,237)    (3,849,071)   (42,821)  (6,510,760)  (1,540,489)
                                     ------------  -----------   -----------   ------------  ---------  -----------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                (20,678,867)  (1,632,044)   (1,602,222)   (46,163,304)  (471,940)  (8,064,363)  (8,038,389)
   End of period                       (4,050,162)    (493,427)    5,190,870    (18,953,706)   252,970    7,975,049   13,913,346
                                     ------------  -----------   -----------   ------------  ---------  -----------  -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                         16,628,705    1,138,617     6,793,092     27,209,598    724,910   16,039,412   21,951,735
                                     ------------  -----------   -----------   ------------  ---------  -----------  -----------
Increase (decrease) in net assets
   from operations                   $ 10,456,869  $   761,396   $ 6,677,777   $ 26,659,888  $ 664,807  $ 9,694,174  $20,267,463
                                     ============  ===========   ===========   ============  =========  ===========  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                        Small                              Total
                                       Company                 Telecom     Return      Capital                     Growth and
                                        Value     Technology   Utility      Bond        Growth       Comstock        Income
                                      Portfolio    Portfolio  Portfolio   Portfolio   Portfolio     Portfolio      Portfolio
                                      (Class 3)    (Class 3)  (Class 3)   (Class 3)   (Class II)    (Class II)     (Class II)
                                    ------------  ----------  ---------  ----------  -----------  -------------  -------------
Investment income:
   Dividends                         $   127,622   $       0  $  39,146  $1,196,506  $         0  $   3,981,447  $   3,328,150
                                     -----------   ---------  ---------  ----------  -----------  -------------  -------------
Expenses:
   Charges for distribution,
      mortality and expense risk        (217,423)     (5,131)    (6,651)   (566,522)     (62,986)    (2,103,500)    (2,206,119)
                                     -----------   ---------  ---------  ----------  -----------  -------------  -------------
Net investment income (loss)             (89,801)     (5,131)    32,495     629,984      (62,986)     1,877,947      1,122,031
                                     -----------   ---------  ---------  ----------  -----------  -------------  -------------
Net realized gains (losses) from
   sale of securities                 (1,259,176)    (70,717)   (58,672)    296,860      (63,466)   (11,675,921)    (6,205,882)
Realized gain distributions                    0           0          0           0            0              0              0
                                     -----------   ---------  ---------  ----------  -----------  -------------  -------------
Net realized gains (losses)           (1,259,176)    (70,717)   (58,672)    296,860      (63,466)   (11,675,921)    (6,205,882)
                                     -----------   ---------  ---------  ----------  -----------  -------------  -------------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                (7,314,764)   (124,395)  (267,278)  2,291,492   (1,173,862)  (126,179,816)  (103,518,228)
   End of period                       4,330,046     159,160    (19,126)  7,219,905    1,574,775    (35,626,165)   (13,900,016)
                                     -----------   ---------  ---------  ----------  -----------  -------------  -------------
Change in net unrealized
   appreciation (depreciation) of
   investments                        11,644,810     283,555    248,152   4,928,413    2,748,637     90,553,651     89,618,212
                                     -----------   ---------  ---------  ----------  -----------  -------------  -------------
Increase (decrease) in net assets
   from operations                   $10,295,833   $ 207,707  $ 221,975  $5,855,257  $ 2,622,185  $  80,755,677  $  84,534,361
                                     ===========   =========  =========  ==========  ===========  =============  =============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                                                                          Franklin
                                 Growth and      Mid Cap         Asset         Global                        Growth-       Income
                                   Income         Value       Allocation       Growth          Growth         Income     Securities
                                  Portfolio     Portfolio        Fund           Fund            Fund           Fund         Fund
                                 (Class VC)    (Class VC)      (Class 2)      (Class 2)       (Class 2)     (Class 2)     (Class 2)
                                ------------  ------------  --------------  -------------  -------------  -------------  ----------
Investment income:
   Dividends                    $  1,392,653  $    411,903  $   7,500,784   $   4,013,173  $   1,419,580  $   6,315,942  $  738,108
                                ------------  ------------  -------------   -------------  -------------  -------------  ----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                        (1,314,351)     (788,051)    (2,933,632)     (2,675,791)    (2,056,610)    (3,695,209)    (91,925)
                                ------------  ------------  -------------   -------------  -------------  -------------  ----------
Net investment income (loss)          78,302      (376,148)     4,567,152       1,337,382       (637,030)     2,620,733     646,183
                                ------------  ------------  -------------   -------------  -------------  -------------  ----------
Net realized gains (losses)
   from sale of securities        (6,645,964)   (8,781,301)    (6,502,957)     (2,612,013)    (6,633,865)   (11,069,529)   (234,527)
Realized gain distributions                0             0              0               0              0              0           0
                                ------------  ------------  -------------   -------------  -------------  -------------  ----------
Net realized gains (losses)       (6,645,964)   (8,781,301)    (6,502,957)     (2,612,013)    (6,633,865)   (11,069,529)   (234,527)
                                ------------  ------------  -------------   -------------  -------------  -------------  ----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period           (78,247,481)  (65,948,986)  (102,473,873)   (106,666,257)  (108,461,223)  (188,735,411)   (760,324)
   End of period                 (22,628,794)  (23,816,433)   (23,151,149)    (10,677,836)   (25,401,721)   (57,796,175)  2,000,712
                                ------------  ------------  -------------   -------------  -------------  -------------  ----------
Change in net unrealized
   appreciation (depreciation)
   of investments                 55,618,687    42,132,553     79,322,724      95,988,421     83,059,502    130,939,236   2,761,036
                                ------------  ------------  -------------   -------------  -------------  -------------  ----------
Increase (decrease) in net
   assets from operations       $ 49,051,025  $ 32,975,104  $  77,386,919   $  94,713,790  $  75,788,607  $ 122,490,440  $3,172,692
                                ============  ============  =============   =============  =============  =============  ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                      Franklin
                                     Templeton
                                        VIP
                                      Founding
                                       Funds
                                     Allocation
                                       Fund
                                     (Class 2)
                                    -----------
Investment income:
   Dividends                        $   532,921
                                    -----------
Expenses:
   Charges for distribution,
      mortality and expense risk       (189,214)
                                    -----------
Net investment income (loss)            343,707
                                    -----------
Net realized gains (losses) from
   sale of securities                  (548,976)
Realized gain distributions                   0
                                    -----------
Net realized gains (losses)            (548,976)
                                    -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period               (2,952,996)
   End of period                      3,586,890
                                    -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                        6,539,886
                                    -----------
Increase (decrease) in net assets
   from operations                  $ 6,334,617
                                    ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010

                                                                Government                                           Government
                                       Asset        Capital     and Quality                 Asset       Capital         and
                                     Allocation  Appreciation       Bond        Growth    Allocation  Appreciation  Quality Bond
                                     Portfolio     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 3)    (Class 3)    (Class 3)
                                    -----------  ------------  ------------  -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)      $   335,809  $   (778,487) $  3,079,911  $    42,558  $  101,178  $   (976,716) $ 3,267,112
  Net realized gains (losses)          (508,087)   (3,372,986)      339,765   (4,683,477)   (361,258)   (4,640,350)     204,781
  Change in net unrealized
     appreciation of investments      3,323,430    34,639,900       293,670   19,331,547   1,248,465    46,673,741      623,481
                                    -----------  ------------  ------------  -----------  ----------  ------------  -----------
  Increase (decrease) in net
     assets from operations           3,151,152    30,488,427     3,713,346   14,690,628     988,385    41,056,675    4,095,374
                                    -----------  ------------  ------------  -----------  ----------  ------------  -----------
From capital transactions:
      Net proceeds from units sold       16,326        91,786        46,051       74,729       4,079       896,382      657,392
      Cost of units redeemed         (1,625,460)  (10,781,825)  (14,710,307)  (5,738,591)   (421,950)   (7,318,276)  (6,147,189)
      Net transfers                     258,189    (2,132,927)   (2,937,170)  (1,817,739)    218,146    (2,686,202)  12,764,249
      Contract maintenance charge             0             0             0            0      (1,044)      (22,366)     (13,590)
                                    -----------  ------------  ------------  -----------  ----------  ------------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                   (1,350,945)  (12,822,966)  (17,601,426)  (7,481,601)   (200,769)   (9,130,462)   7,260,862
                                    -----------  ------------  ------------  -----------  ----------  ------------  -----------
Increase (decrease) in net assets     1,800,207    17,665,461   (13,888,080)   7,209,027     787,616    31,926,213   11,356,236
Net assets at beginning of period    11,543,112    72,003,272    85,971,493   38,205,960   3,494,991    94,134,741   81,374,970
                                    -----------  ------------  ------------  -----------  ----------  ------------  -----------
Net assets at end of period         $13,343,319  $ 89,668,733  $ 72,083,413  $45,414,987  $4,282,607  $126,060,954  $92,731,206
                                    ===========  ============  ============  ===========  ==========  ============  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             1,030         3,816         2,651        3,064         310        66,466       42,738
   Units redeemed                       (93,565)     (746,485)     (917,130)    (487,888)    (31,846)     (548,811)    (400,268)
   Units transferred                     22,851      (139,619)     (193,239)    (155,924)     18,633      (174,113)     837,825
                                    -----------  ------------  ------------  -----------  ----------  ------------  -----------
Increase (decrease) in units
   outstanding                          (69,684)     (882,288)   (1,107,718)    (640,748)    (12,903)     (656,458)     480,295
Beginning units                         773,252     6,103,781     5,468,822    4,008,018     311,652     8,928,669    5,442,670
                                    -----------  ------------  ------------  -----------  ----------  ------------  -----------
Ending units                            703,568     5,221,493     4,361,104    3,367,270     298,749     8,272,211    5,922,965
                                    ===========  ============  ============  ===========  ==========  ============  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                                  Natural   Aggressive    Alliance                 Blue Chip    Capital
                                       Growth    Resources    Growth       Growth      Balanced     Growth      Growth
                                     Portfolio   Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                                     (Class 3)   (Class 3)   (Class 1)   (Class 1)    (Class 1)    (Class 1)   (Class 1)
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (6,969) $   10,738  $  (43,055) $  (153,112) $   387,856  $   (6,022) $  (13,892)
   Net realized gains (losses)        (686,382)   (535,975)   (583,755)  (1,419,313)    (908,253)     (5,093)    (20,835)
   Change in net unrealized
      appreciation of investments    2,230,001   3,290,647   2,276,291    8,693,181    5,061,319     315,757     471,114
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
   Increase (decrease) in net
      assets from operations         1,536,650   2,765,410   1,649,481    7,120,756    4,540,922     304,642     436,387
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
From capital transactions:
      Net proceeds from units sold      71,342      20,406     131,626       61,161       15,236         318          29
      Cost of units redeemed          (387,815)   (789,438)   (470,915)  (2,416,031)  (2,480,718)   (187,390)   (389,080)
      Net transfers                   (336,314)     72,911      59,230        2,039      238,438     105,578     391,691
      Contract maintenance charge         (833)     (1,749)          0            0            0           0           0
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
   Increase (decrease) in net
      assets from capital
      transactions                    (653,620)   (697,870)   (280,059)  (2,352,831)  (2,227,044)    (81,494)      2,640
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets      883,030   2,067,540   1,369,422    4,767,925    2,313,878     223,148     439,027
Net assets at beginning of period    3,970,032   6,521,441   3,540,639   21,415,071   17,053,832     938,950   1,178,444
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
Net assets at end of period         $4,853,062  $8,588,981  $4,910,061  $26,182,996  $19,367,710  $1,162,098  $1,617,471
                                    ==========  ==========  ==========  ===========  ===========  ==========  ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            6,720       1,961      16,751        1,833          973          69           4
   Units redeemed                      (35,990)    (76,369)    (57,974)    (161,396)    (196,332)    (36,479)    (59,233)
   Units transferred                   (31,888)      7,138      10,982        6,563       20,978      21,595      65,317
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
Increase (decrease) in units
   outstanding                         (61,158)    (67,270)    (30,241)    (153,000)    (174,381)    (14,815)      6,088
Beginning units                        472,674     864,571     483,218    1,429,844    1,505,570     211,535     211,903
                                    ----------  ----------  ----------  -----------  -----------  ----------  ----------
Ending units                           411,516     797,301     452,977    1,276,844    1,331,189     196,720     217,991
                                    ==========  ==========  ==========  ===========  ===========  ==========  ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                                                   Davis       "Dogs" of
                                        Cash        Corporate      Venture       Wall       Emerging      Equity        Equity
                                     Management       Bond          Value       Street      Markets       Index     Opportunities
                                      Portfolio     Portfolio     Portfolio    Portfolio   Portfolio    Portfolio     Portfolio
                                      (Class 1)    (Class 1)      (Class 1)    (Class 1)   (Class 1)    (Class 1)     (Class 1)
                                    ------------  ------------  ------------  ----------  -----------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $    435,879  $  4,175,449  $    420,225  $   96,305  $  (118,751) $   132,820   $    32,211
   Net realized gains (losses)          (791,461)    1,287,154    (1,626,830)   (258,948)  (6,088,020)    (370,390)   (1,537,622)
   Change in net unrealized
      appreciation of investments         65,377    14,196,538    24,627,622   1,040,448   10,207,814    3,498,704     4,660,113
                                    ------------  ------------  ------------  ----------  -----------  -----------   -----------
   Increase (decrease) in net
      assets from operations            (290,205)   19,659,141    23,421,017     877,805    4,001,043    3,261,134     3,154,702
                                    ------------  ------------  ------------  ----------  -----------  -----------   -----------
From capital transactions:
      Net proceeds from units sold       727,099        68,135       119,554       4,398        4,214       22,129        24,635
      Cost of units redeemed         (20,717,039)  (14,698,978)   (9,627,072)   (400,516)  (1,118,230)  (1,436,951)   (1,536,130)
      Net transfers                   (3,862,044)    1,594,431    (1,700,070)    219,257    1,256,555      (15,484)     (384,628)
      Contract maintenance charge              0             0             0           0            0            0             0
                                    ------------  ------------  ------------  ----------  -----------  -----------   -----------
   Increase (decrease) in net
      assets from capital
      transactions                   (23,851,984)  (13,036,412)  (11,207,588)   (176,861)     142,539   (1,430,306)   (1,896,123)
                                    ------------  ------------  ------------  ----------  -----------  -----------   -----------
Increase (decrease) in net assets    (24,142,189)    6,622,729    12,213,429     700,944    4,143,582    1,830,828     1,258,579
Net assets at beginning of period     44,673,769    76,317,039    65,272,627   2,363,708    7,786,851    9,357,126    10,300,983
                                    ------------  ------------  ------------  ----------  -----------  -----------   -----------
Net assets at end of period         $ 20,531,580  $ 82,939,768  $ 77,486,056  $3,064,652  $11,930,433  $11,187,954   $11,559,562
                                    ============  ============  ============  ==========  ===========  ===========   ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             60,867         3,363         4,887         381          202        2,781         2,224
   Units redeemed                     (1,666,881)     (822,604)     (706,332)    (35,508)     (55,774)    (177,121)     (142,281)
   Units transferred                    (374,818)       90,144      (131,582)     18,396       53,216       (2,209)      (42,691)
                                    ------------  ------------  ------------  ----------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                        (1,980,832)     (729,097)     (833,027)    (16,731)      (2,356)    (176,549)     (182,748)
Beginning units                        3,643,431     4,991,101     5,852,219     261,903      531,514    1,426,489     1,137,507
                                    ------------  ------------  ------------  ----------  -----------  -----------   -----------
Ending units                           1,662,599     4,262,004     5,019,192     245,172      529,158    1,249,940       954,759
                                    ============  ============  ============  ==========  ===========  ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                                                                                                     International
                                    Fundamental                 Global        Growth                     High-Yield   Diversified
                                       Growth    Global Bond   Equities   Opportunities  Growth-Income      Bond        Equities
                                     Portfolio    Portfolio    Portfolio    Portfolio      Portfolio     Portfolio     Portfolio
                                     (Class 1)    (Class 1)    (Class 1)    (Class 1)      (Class 1)     (Class 1)     (Class 1)
                                    -----------  -----------  ----------  -------------  -------------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (125,947) $   420,549  $   87,902   $  (10,585)    $    50,479   $ 1,159,587   $   17,026
   Net realized gains (losses)         (759,588)     782,698    (325,581)     (39,419)     (2,184,598)   (1,376,293)      (7,206)
   Change in net unrealized
      appreciation of investments     4,278,088      581,061   2,027,108      425,327       7,788,975     4,865,931    1,732,894
                                    -----------  -----------  ----------   ----------     -----------   -----------   ----------
   Increase (decrease) in net
      assets from operations          3,392,553    1,784,308   1,789,429      375,323       5,654,856     4,649,225    1,742,714
                                    -----------  -----------  ----------   ----------     -----------   -----------   ----------
From capital transactions:
      Net proceeds from units sold       27,948       15,231      15,102        5,924          41,072        18,914        7,635
      Cost of units redeemed         (1,463,857)  (2,735,343)   (886,613)     (98,618)     (2,615,421)   (2,244,957)    (732,612)
      Net transfers                    (290,622)     844,963     412,319      538,935        (387,007)    1,194,272      950,262
      Contract maintenance charge             0            0           0            0               0             0            0
                                    -----------  -----------  ----------   ----------     -----------   -----------   ----------
   Increase (decrease) in net
      assets from capital
      transactions                   (1,726,531)  (1,875,149)   (459,192)     446,241      (2,961,356)   (1,031,771)     225,285
                                    -----------  -----------  ----------   ----------     -----------   -----------   ----------
Increase (decrease) in net assets     1,666,022      (90,841)  1,330,237      821,564       2,693,500     3,617,454    1,967,999
Net assets at beginning of period    10,568,571   16,526,291   4,927,724      793,208      19,101,948    12,495,060    5,081,136
                                    -----------  -----------  ----------   ----------     -----------   -----------   ----------
Net assets at end of period         $12,234,593  $16,435,450  $6,257,961   $1,614,772     $21,795,448   $16,112,514   $7,049,135
                                    ===========  ===========  ==========   ==========     ===========   ===========   ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             3,542          885       1,208        1,228           3,013         1,062          640
   Units redeemed                      (194,768)    (159,546)    (83,133)     (20,252)       (215,882)     (159,348)     (79,118)
   Units transferred                    (51,387)      47,108      49,263      113,142         (35,760)       94,781      116,423
                                    -----------  -----------  ----------   ----------     -----------   -----------   ----------
Increase (decrease) in units
   outstanding                         (242,613)    (111,553)    (32,662)      94,118        (248,629)      (63,505)      37,945
Beginning units                       1,522,209    1,054,671     489,251      188,057       1,588,482     1,071,185      697,860
                                    -----------  -----------  ----------   ----------     -----------   -----------   ----------
Ending units                          1,279,596      943,118     456,589      282,175       1,339,853     1,007,680      735,805
                                    ===========  ===========  ==========   ==========     ===========   ===========   ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                                        MFS
                                    International  Massachusetts
                                        Growth       Investors         MFS        Mid-Cap
                                      and Income       Trust      Total Return    Growth    Real Estate   Small Company   Technology
                                      Portfolio      Portfolio      Portfolio    Portfolio   Portfolio   Value Portfolio   Portfolio
                                      (Class 1)      (Class 1)      (Class 1)    (Class 1)   (Class 1)      (Class 1)      (Class 1)
                                    -------------  -------------  ------------  ----------  -----------  ---------------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (131,383)     $   13,643   $  3,148,044  $  (28,550) $    53,989    $  (19,874)     $ (3,655)
   Net realized gains (losses)       (1,571,486)         17,114     (3,899,792)   (189,287)  (1,979,822)       66,982       (81,190)
   Change in net unrealized
      appreciation of investments     5,483,731       1,092,939     24,280,525   1,302,263    4,246,097     1,532,118       230,628
                                    -----------      ----------   ------------  ----------  -----------    ----------      --------
   Increase (decrease) in net
      assets from operations          3,780,862       1,123,696     23,528,777   1,084,426    2,320,264     1,579,226       145,783
                                    -----------      ----------   ------------  ----------  -----------    ----------      --------
From capital transactions:
      Net proceeds from units sold       27,618           1,475        120,874       3,369        6,251         7,817             0
      Cost of units redeemed         (1,959,186)       (571,088)   (15,796,536)   (458,636)    (922,543)     (366,166)      (74,455)
      Net transfers                    (166,209)        982,402      1,302,465     774,384     (175,909)      442,257       128,994
      Contract maintenance charge             0               0              0           0            0             0             0
                                    -----------      ----------   ------------  ----------  -----------    ----------      --------
   Increase (decrease) in net
      assets from capital
      transactions                   (2,097,777)        412,789    (14,373,197)    319,117   (1,092,201)       83,908        54,539
                                    -----------      ----------   ------------  ----------  -----------    ----------      --------
Increase (decrease) in net assets     1,683,085       1,536,485      9,155,580   1,403,543    1,228,063     1,663,134       200,322
Net assets at beginning of period    11,009,858       3,085,844    102,227,600   2,318,266    4,756,909     3,353,978       252,953
                                    -----------      ----------   ------------  ----------  -----------    ----------      --------
Net assets at end of period         $12,692,943      $4,622,329   $111,383,180  $3,721,809  $ 5,984,972    $5,017,112      $453,275
                                    ===========      ==========   ============  ==========  ===========    ==========      ========
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
      Units sold                          2,311             147          8,369         342          273           352             0
      Units redeemed                   (177,910)        (59,503)    (1,082,777)    (57,728)     (44,992)      (17,230)      (35,539)
      Units transferred                 (13,343)        103,497         92,002     111,229      (11,759)       16,818        79,542
                                    -----------      ----------   ------------  ----------  -----------    ----------      --------
Increase (decrease) in units
   outstanding                         (188,942)         44,141       (982,406)     53,843      (56,478)          (60)       44,003
Beginning units                       1,283,469         388,579      8,100,695     361,701      299,890       196,515       161,321
                                    -----------      ----------   ------------  ----------  -----------    ----------      --------
Ending units                          1,094,527         432,720      7,118,289     415,544      243,412       196,455       205,324
                                    ===========      ==========   ============  ==========  ===========    ==========      ========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                      Telecom      Total     Aggressive    Alliance                Blue Chip    Capital
                                      Utility   Return Bond    Growth       Growth     Balanced     Growth      Growth
                                     Portfolio   Portfolio    Portfolio   Portfolio    Portfolio   Portfolio   Portfolio
                                     (Class 1)   (Class 1)    (Class 3)   (Class 3)    (Class 3)   (Class 3)   (Class 3)
                                    ----------  -----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   88,416  $   198,634   $  (3,211) $   (63,866) $   47,792  $  (10,123) $  (29,852)
   Net realized gains (losses)        (156,665)     371,242    (102,468)    (178,848)    (88,224)    (77,256)   (188,170)
   Change in net unrealized
      appreciation of investments      680,993    1,180,694     251,655    3,639,586     611,647     418,265   1,173,858
                                    ----------  -----------   ---------  -----------  ----------  ----------  ----------
   Increase (decrease) in net
      assets from operations           612,744    1,750,570     145,976    3,396,872     571,215     330,886     955,836
                                    ----------  -----------   ---------  -----------  ----------  ----------  ----------
From capital transactions:
      Net proceeds from units sold       4,254        9,958      25,145        8,470           0      28,191       5,353
      Cost of units redeemed          (385,831)  (3,499,277)    (55,925)  (1,040,377)   (260,091)   (448,759)   (184,032)
      Net transfers                     29,830    6,811,927      98,185     (472,641)    765,770     499,149     (49,322)
      Contract maintenance charge            0            0        (133)      (2,504)       (410)       (233)       (558)
                                    ----------  -----------   ---------  -----------  ----------  ----------  ----------
   Increase (decrease) in net
      assets from capital
      transactions                    (351,747)   3,322,608      67,272   (1,507,052)    505,269      78,348    (228,559)
                                    ----------  -----------   ---------  -----------  ----------  ----------  ----------
Increase (decrease) in net assets      260,997    5,073,178     213,248    1,889,820   1,076,484     409,234     727,277
Net assets at beginning of period    1,862,882   15,551,746     325,076   10,283,061   1,991,393     881,600   2,993,747
                                    ----------  -----------   ---------  -----------  ----------  ----------  ----------
Net assets at end of period         $2,123,879  $20,624,924   $ 538,324  $12,172,881  $3,067,877  $1,290,834  $3,721,024
                                    ==========  ===========   =========  ===========  ==========  ==========  ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                              313          554       4,320        1,156           0       5,096         797
   Units redeemed                      (33,514)    (193,482)     (8,883)    (144,676)    (30,414)    (80,964)    (26,758)
   Units transferred                     4,309      383,208      11,707      (66,580)     83,977      96,389     (10,139)
                                    ----------  -----------   ---------  -----------  ----------  ----------  ----------
Increase (decrease) in units
   outstanding                         (28,892)     190,280       7,144     (210,100)     53,563      20,521     (36,100)
Beginning units                        185,202      902,304      62,443    1,773,630     266,206     199,873     542,220
                                    ----------  -----------   ---------  -----------  ----------  ----------  ----------
Ending units                           156,310    1,092,584      69,587    1,563,530     319,769     220,394     506,120
                                    ==========  ===========   =========  ===========  ==========  ==========  ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                                                   Davis     "Dogs" of
                                        Cash        Corporate     Venture       Wall      Emerging      Equity
                                     Management       Bond         Value       Street     Markets    Opportunities  Foreign Value
                                      Portfolio     Portfolio    Portfolio   Portfolio   Portfolio     Portfolio      Portfolio
                                      (Class 3)    (Class 3)     (Class 3)   (Class 3)   (Class 3)     (Class 3)      (Class 3)
                                    ------------  ------------  -----------  ---------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $    255,113  $  8,849,827  $   298,650  $ 23,096   $   (83,621)   $      187    $   869,534
   Net realized gains (losses)          (518,755)    1,088,886   (3,062,774)  (78,829)   (3,387,585)     (154,984)      (574,263)
   Change in net unrealized
      appreciation of investments         73,405    31,996,629   30,834,499   277,045     7,215,919       389,629     12,862,734
                                    ------------  ------------  -----------  --------   -----------    ----------    -----------
   Increase (decrease) in net
      assets from operations            (190,237)   41,935,342   28,070,375   221,312     3,744,713       234,832     13,158,005
                                    ------------  ------------  -----------  --------   -----------    ----------    -----------
From capital transactions:
      Net proceeds from units sold       691,135       919,607      538,782         0       176,203        64,707        468,064
      Cost of units redeemed         (10,466,417)  (12,723,729)  (5,546,318)  (46,965)     (583,245)     (142,507)    (2,819,685)
      Net transfers                   (1,489,043)    8,792,813     (726,240)   (3,920)      189,443       170,144      5,223,880
      Contract maintenance charge         (3,855)      (31,455)     (17,348)     (239)       (1,390)         (131)        (8,891)
                                    ------------  ------------  -----------  --------   -----------    ----------    -----------
   Increase (decrease) in net
      assets from capital
      transactions                   (11,268,180)   (3,042,764)  (5,751,124)  (51,124)     (218,989)       92,213      2,863,368
                                    ------------  ------------  -----------  --------   -----------    ----------    -----------
Increase (decrease) in net assets    (11,458,417)   38,892,578   22,319,251   170,188     3,525,724       327,045     16,021,373
Net assets at beginning of period     22,315,806   154,733,770   76,156,795   596,737     7,445,005       727,097     44,685,557
                                    ------------  ------------  -----------  --------   -----------    ----------    -----------
Net assets at end of period         $ 10,857,389  $193,626,348  $98,476,046  $766,925   $10,970,729    $1,054,142    $60,706,930
                                    ============  ============  ===========  ========   ===========    ==========    ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             58,517        52,981       43,534         0         7,217         6,044         50,871
   Units redeemed                       (887,771)     (718,579)    (445,997)   (3,660)      (25,437)      (13,895)      (313,848)
   Units transferred                    (125,780)      525,527      (48,169)      (70)        2,959        15,941        584,134
                                    ------------  ------------  -----------  --------   -----------    ----------    -----------
Increase (decrease) in units
   outstanding                          (955,034)     (140,071)    (450,632)   (3,730)      (15,261)        8,090        321,157
Beginning units                        1,880,894    10,287,566    7,608,802    58,953       445,284        86,148      6,208,269
                                    ------------  ------------  -----------  --------   -----------    ----------    -----------
Ending units                             925,860    10,147,495    7,158,170    55,223       430,023        94,238      6,529,426
                                    ============  ============  ===========  ========   ===========    ==========    ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                                                                                                     International
                                    Fundamental                 Global        Growth                    High-Yield    Diversified
                                       Growth    Global Bond   Equities   Opportunities  Growth-Income     Bond         Equities
                                     Portfolio    Portfolio    Portfolio    Portfolio      Portfolio     Portfolio     Portfolio
                                     (Class 3)    (Class 3)    (Class 3)    (Class 3)      (Class 3)     (Class 3)     (Class 3)
                                    -----------  -----------  ----------  -------------  -------------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (27,223)  $   582,369  $   16,952   $  (135,239)   $    8,615    $ 2,694,624   $    7,560
   Net realized gains (losses)         (96,032)      765,548     (70,813)     (165,809)     (506,076)    (1,746,657)    (346,304)
   Change in net unrealized
      appreciation of investments    1,033,049     1,009,777     383,483     5,181,079     1,689,521     10,249,444    1,853,389
                                    ----------   -----------  ----------   -----------    ----------    -----------   ----------
   Increase (decrease) in net
      assets from operations           909,794     2,357,694     329,622     4,880,031     1,192,060     11,197,411    1,514,645
                                    ----------   -----------  ----------   -----------    ----------    -----------   ----------
From capital transactions:
      Net proceeds from units sold      11,975       139,791      41,742       194,716         3,386        152,982      150,865
      Cost of units redeemed          (173,073)   (1,868,750)    (63,142)     (669,986)     (367,592)    (2,865,094)    (498,313)
      Net transfers                     29,441     4,705,409     133,382     3,057,431        34,834        223,182      (41,583)
      Contract maintenance charge         (373)       (4,094)       (210)       (1,720)         (899)        (6,911)      (1,057)
                                    ----------   -----------  ----------   -----------    ----------    -----------   ----------
   Increase (decrease) in net
      assets from capital
      transactions                    (132,030)    2,972,356     111,772     2,580,441      (330,271)    (2,495,841)    (390,088)
                                    ----------   -----------  ----------   -----------    ----------    -----------   ----------
Increase (decrease) in net assets      777,764     5,330,050     441,394     7,460,472       861,789      8,701,570    1,124,557
Net assets at beginning of period    2,632,658    21,135,804     846,044    11,608,941     3,984,803     30,816,932    4,621,050
                                    ----------   -----------  ----------   -----------    ----------    -----------   ----------
Net assets at end of period         $3,410,422   $26,465,854  $1,287,438   $19,069,413    $4,846,592    $39,518,502   $5,745,607
                                    ==========   ===========  ==========   ===========    ==========    ===========   ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            2,215         8,763       5,204        40,198           430         11,640       18,774
   Units redeemed                      (29,044)     (114,824)     (7,953)     (139,471)      (46,032)      (211,843)     (62,208)
   Units transferred                     9,017       290,563      16,613       695,374         1,150         26,384       (9,546)
                                    ----------   -----------  ----------   -----------    ----------    -----------   ----------
Increase (decrease) in units
   outstanding                         (17,812)      184,502      13,864       596,101       (44,452)      (173,819)     (52,980)
Beginning units                        549,106     1,434,506     129,923     2,777,829       617,396      2,789,881      739,607
                                    ----------   -----------  ----------   -----------    ----------    -----------   ----------
Ending units                           531,294     1,619,008     143,787     3,373,930       572,944      2,616,062      686,627
                                    ==========   ===========  ==========   ===========    ==========    ===========   ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                                                    MFS
                                    International    Marsico   Massachusetts
                                        Growth       Focused     Investors         MFS        Mid-Cap
                                      and Income     Growth        Trust      Total Return    Growth    Real Estate  Small & Mid Cap
                                      Portfolio     Portfolio    Portfolio      Portfolio    Portfolio   Portfolio   Value Portfolio
                                      (Class 3)     (Class 3)    (Class 3)      (Class 3)    (Class 3)   (Class 3)      (Class 3)
                                    -------------  ----------  -------------  ------------  ----------  -----------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)      $  (321,733)  $  (10,582)  $    42,922   $  3,299,361  $  (17,282) $   165,522    $  (143,783)
   Net realized gains (losses)        (5,850,103)    (366,639)     (158,237)    (3,849,071)    (42,821)  (6,510,760)    (1,540,489)
   Change in net unrealized
      appreciation of investments     16,628,705    1,138,617     6,793,092     27,209,598     724,910   16,039,412     21,951,735
                                     -----------   ----------   -----------   ------------  ----------  -----------    -----------
   Increase (decrease) in net
      assets from operations          10,456,869      761,396     6,677,777     26,659,888     664,807    9,694,174     20,267,463
                                     -----------   ----------   -----------   ------------  ----------  -----------    -----------
From capital transactions:
      Net proceeds from units sold       328,909       46,646       313,623        527,792      12,708      212,150        347,093
      Cost of units redeemed          (2,001,037)    (280,936)   (1,061,737)    (9,452,221)    (77,265)  (1,133,601)    (2,289,750)
      Net transfers                       24,057      134,202     4,233,199      1,478,146     486,692   (3,012,451)    (3,715,329)
      Contract maintenance charge         (5,548)        (582)       (2,578)       (24,542)       (415)      (2,864)        (5,695)
                                     -----------   ----------   -----------   ------------  ----------  -----------    -----------
   Increase (decrease) in net
      assets from capital
      transactions                    (1,653,619)    (100,670)    3,482,507     (7,470,825)    421,720   (3,936,766)    (5,663,681)
                                     -----------   ----------   -----------   ------------  ----------  -----------    -----------
Increase (decrease) in net assets      8,803,250      660,726    10,160,284     19,189,063   1,086,527    5,757,408     14,603,782
Net assets at beginning of period     30,298,969    2,178,337    17,372,829    114,373,843   1,417,554   18,781,465     34,926,394
                                     -----------   ----------   -----------   ------------  ----------  -----------    -----------
Net assets at end of period          $39,102,219   $2,839,063   $27,533,113   $133,562,906  $2,504,081  $24,538,873    $49,530,176
                                     ===========   ==========   ===========   ============  ==========  ===========    ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             31,895        5,376        32,971         36,614       1,475        9,888         38,172
   Units redeemed                       (194,943)     (34,056)     (110,837)      (652,642)     (9,858)     (52,782)      (249,260)
   Units transferred                        (819)      15,426       476,767        104,625      67,693     (136,922)      (338,645)
                                     -----------   ----------   -----------   ------------  ----------  -----------    -----------
Increase (decrease) in units
   outstanding                          (163,867)     (13,254)      398,901       (511,403)     59,310     (179,816)      (549,733)
Beginning units                        3,804,703      314,756     2,201,312      9,125,344     222,621    1,120,199      4,937,535
                                     -----------   ----------   -----------   ------------  ----------  -----------    -----------
Ending units                           3,640,836      301,502     2,600,213      8,613,941     281,931      940,383      4,387,802
                                     ===========   ==========   ===========   ============  ==========  ===========    ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                    Small Company               Telecom      Total      Capital                   Growth and
                                        Value      Technology   Utility   Return Bond    Growth      Comstock       Income
                                      Portfolio     Portfolio  Portfolio   Portfolio    Portfolio    Portfolio     Portfolio
                                      (Class 3)     (Class 3)  (Class 3)   (Class 3)   (Class II)   (Class II)    (Class II)
                                    -------------  ----------  ---------  -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)      $   (89,801)   $ (5,131)  $  32,495  $   629,984  $  (62,986) $  1,877,947  $  1,122,031
   Net realized gains (losses)        (1,259,176)    (70,717)    (58,672)     296,860     (63,466)  (11,675,921)   (6,205,882)
   Change in net unrealized
      appreciation of investments     11,644,810     283,555     248,152    4,928,413   2,748,637    90,553,651    89,618,212
                                     -----------    --------   ---------  -----------  ----------  ------------  ------------
   Increase (decrease) in net
      assets from operations          10,295,833     207,707     221,975    5,855,257   2,622,185    80,755,677    84,534,361
                                     -----------    --------   ---------  -----------  ----------  ------------  ------------
From capital transactions:
      Net proceeds from units sold       158,272       3,077           0      724,231      14,198     1,023,455     1,067,111
      Cost of units redeemed          (1,463,090)    (73,452)   (100,141)  (3,312,096)   (929,319)  (24,647,866)  (23,813,797)
      Net transfers                     (562,496)    106,703     (45,384)  23,468,034     749,527    (6,576,338)    1,092,389
      Contract maintenance charge         (4,212)       (111)       (215)      (8,073)       (458)      (26,373)      (27,947)
                                     -----------    --------   ---------  -----------  ----------  ------------  ------------
   Increase (decrease) in net
      assets from capital
      transactions                    (1,871,526)     36,217    (145,740)  20,872,096    (166,052)  (30,227,122)  (21,682,244)
                                     -----------    --------   ---------  -----------  ----------  ------------  ------------
Increase (decrease) in net assets      8,424,307     243,924      76,235   26,727,353   2,456,133    50,528,555    62,852,117
Net assets at beginning of period     21,168,104     447,853     647,657   49,435,090   5,488,421   206,766,356   211,553,323
                                     -----------    --------   ---------  -----------  ----------  ------------  ------------
Net assets at end of period          $29,592,411    $691,777   $ 723,892  $76,162,443  $7,944,554  $257,294,911  $274,405,440
                                     ===========    ========   =========  ===========  ==========  ============  ============
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             20,224       1,586           0       41,137       1,652        92,087        82,400
   Units redeemed                       (186,540)    (35,014)    (10,062)    (188,832)   (104,044)   (2,253,800)   (1,845,809)
   Units transferred                     (59,720)     61,878      (4,148)   1,351,750      97,936      (564,563)      163,927
                                     -----------    --------   ---------  -----------  ----------  ------------  ------------
Increase (decrease) in units
   outstanding                          (226,036)     28,450     (14,210)   1,204,055      (4,456)   (2,726,276)   (1,599,482)
Beginning units                        3,367,697     287,583      83,648    2,997,955     772,256    23,758,537    20,637,120
                                     -----------    --------   ---------  -----------  ----------  ------------  ------------
Ending units                           3,141,661     316,033      69,438    4,202,010     767,800    21,032,261    19,037,638
                                     ===========    ========   =========  ===========  ==========  ============  ============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                                                                                                          Franklin
                                    Growth and      Mid Cap        Asset                                                   Income
                                       Income        Value      Allocation      Global                   Growth-Income   Securities
                                     Portfolio     Portfolio       Fund       Growth Fund   Growth Fund      Fund           Fund
                                    (Class VC)    (Class VC)     (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)
                                   ------------  ------------  ------------  ------------  ------------  -------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)    $     78,302  $   (376,148) $  4,567,152  $  1,337,382  $   (637,030)  $  2,620,733  $   646,183
   Net realized gains (losses)       (6,645,964)   (8,781,301)   (6,502,957)   (2,612,013)   (6,633,865)   (11,069,529)    (234,527)
   Change in net unrealized
      appreciation of investments    55,618,687    42,132,553    79,322,724    95,988,421    83,059,502    130,939,236    2,761,036
                                   ------------  ------------  ------------  ------------  ------------   ------------  -----------
   Increase (decrease) in net
      assets from operations         49,051,025    32,975,104    77,386,919    94,713,790    75,788,607    122,490,440    3,172,692
                                   ------------  ------------  ------------  ------------  ------------   ------------  -----------
From capital transactions:
      Net proceeds from units sold      655,647       251,584     2,324,130     1,506,794     1,165,983      2,699,971       67,979
      Cost of units redeemed        (13,947,276)   (9,605,373)  (34,367,044)  (28,609,224)  (22,732,286)   (41,288,354)    (495,743)
      Net transfers                  (3,361,650)   (3,292,676)   (1,176,643)     (675,847)   (2,378,848)       490,087    1,735,306
      Contract maintenance charge       (12,322)       (6,422)      (37,937)      (35,544)      (21,560)       (44,108)      (1,682)
                                   ------------  ------------  ------------  ------------  ------------   ------------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                  (16,665,601)  (12,652,887)  (33,257,494)  (27,813,821)  (23,966,711)   (38,142,404)   1,305,860
                                   ------------  ------------  ------------  ------------  ------------   ------------  -----------
Increase (decrease) in net assets    32,385,424    20,322,217    44,129,425    66,899,969    51,821,896     84,348,036    4,478,552
Net assets at beginning of period   131,090,165    80,026,356   306,848,165   254,008,177   201,612,748    368,806,501    7,934,838
                                   ------------  ------------  ------------  ------------  ------------   ------------  -----------
Net assets at end of period        $163,475,589  $100,348,573  $350,977,590  $320,908,146  $253,434,644   $453,154,537  $12,413,390
                                   ============  ============  ============  ============  ============   ============  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            61,732        18,746       160,133        69,268        64,345        164,928        7,452
   Units redeemed                    (1,322,734)     (860,189)   (2,387,543)   (1,384,763)   (1,341,503)    (2,757,463)     (54,865)
   Units transferred                   (307,609)     (295,253)      (52,339)      (23,855)     (106,764)        74,081      204,102
                                   ------------  ------------  ------------  ------------  ------------   ------------  -----------
Increase (decrease) in units
   outstanding                       (1,568,611)   (1,136,696)   (2,279,749)   (1,339,350)   (1,383,922)    (2,518,454)     156,689
Beginning units                      15,241,513     8,811,469    24,735,961    15,826,565    14,743,935     30,081,713    1,082,357
                                   ------------  ------------  ------------  ------------  ------------   ------------  -----------
Ending units                         13,672,902     7,674,773    22,456,212    14,487,215    13,360,013     27,563,259    1,239,046
                                   ============  ============  ============  ============  ============   ============  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                    Franklin Templeton
                                    VIP Founding Funds
                                      Allocation Fund
                                         (Class 2)
                                    ------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)        $   343,707
   Net realized gains (losses)            (548,976)
   Change in net unrealized
      appreciation of investments        6,539,886
                                       -----------
   Increase (decrease) in net
      assets from operations             6,334,617
                                       -----------
From capital transactions:
      Net proceeds from units sold          58,400
      Cost of units redeemed            (1,113,509)
      Net transfers                      1,239,711
      Contract maintenance charge           (3,814)
                                       -----------
   Increase (decrease) in net
      assets from capital
      transactions                         180,788
                                       -----------
Increase (decrease) in net assets        6,515,405
Net assets at beginning of period       18,067,282
                                       -----------
Net assets at end of period            $24,582,687
                                       ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                7,270
   Units redeemed                         (137,135)
   Units transferred                       157,543
                                       -----------
Increase (decrease) in units
   outstanding                              27,678
Beginning units                          2,716,589
                                       -----------
Ending units                             2,744,267
                                       ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009

                                                                Government                                             Government
                                       Asset        Capital     and Quality                    Asset       Capital         and
                                     Allocation  Appreciation      Bond         Growth      Allocation  Appreciation  Quality Bond
                                     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
                                     (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 3)    (Class 3)     (Class 3)
                                    -----------  ------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   337,493  $   (889,833) $  2,856,922  $    (20,836) $    86,817  $   (862,517)  $ 2,065,765
   Net realized gains (losses)        1,503,412    16,985,174        40,509     4,120,141      245,330    22,126,605       169,855
   Change in net unrealized
      appreciation (depreciation)
      of investments                 (5,598,965)  (60,515,654)     (610,443)  (29,430,441)  (1,225,016)  (66,606,907)       49,016
                                    -----------  ------------  ------------  ------------  -----------  ------------   -----------
   Increase (decrease) in net
      assets from operations         (3,758,060)  (44,420,313)    2,286,988   (25,331,136)    (892,869)  (45,342,819)    2,284,636
                                    -----------  ------------  ------------  ------------  -----------  ------------   -----------
From capital transactions:
      Net proceeds from units sold       90,230       332,671       223,265       178,815       50,656     4,242,761     4,328,526
      Cost of units redeemed         (2,115,715)  (12,292,920)  (16,110,632)   (7,094,564)    (243,342)   (6,115,775)   (6,511,205)
      Net transfers                     237,692    (3,550,817)    7,398,841    (3,520,382)     760,693    30,736,692    26,179,872
      Contract maintenance charge             0             0             0             0       (1,073)      (20,980)      (11,915)
                                    -----------  ------------  ------------  ------------  -----------  ------------   -----------
   Increase (decrease) in net
      assets from capital
      transactions                   (1,787,793)  (15,511,066)   (8,488,526)  (10,436,131)     566,934    28,842,698    23,985,278
                                    -----------  ------------  ------------  ------------  -----------  ------------   -----------
Increase (decrease) in net assets    (5,545,853)  (59,931,379)   (6,201,538)  (35,767,267)    (325,935)  (16,500,121)   26,269,914
Net assets at beginning of period    17,088,965   131,934,651    92,173,031    73,973,227    3,820,926   110,634,862    55,105,056
                                    -----------  ------------  ------------  ------------  -----------  ------------   -----------
Net assets at end of period         $11,543,112  $ 72,003,272  $ 85,971,493  $ 38,205,960  $ 3,494,991  $ 94,134,741   $81,374,970
                                    ===========  ============  ============  ============  ===========  ============   ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             5,053        16,843        12,839         9,068        4,068       300,650       297,720
   Units redeemed                      (129,817)     (859,777)   (1,049,723)     (618,458)     (21,817)     (521,314)     (447,369)
   Units transferred                     28,612      (331,272)      512,982      (365,518)      63,453     2,303,874     1,816,388
                                    -----------  ------------  ------------  ------------  -----------  ------------   -----------
Increase (decrease) in units
   outstanding                          (96,152)   (1,174,206)     (523,902)     (974,908)      45,704     2,083,210     1,666,739
Beginning units                         869,404     7,277,987     5,992,724     4,982,926      265,948     6,845,459     3,775,931
                                    -----------  ------------  ------------  ------------  -----------  ------------   -----------
Ending units                            773,252     6,103,781     5,468,822     4,008,018      311,652     8,928,669     5,442,670
                                    ===========  ============  ============  ============  ===========  ============   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                   Natural     Aggressive    Alliance                   Blue Chip    Capital
                                       Growth     Resources      Growth       Growth       Balanced      Growth      Growth
                                     Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio   Portfolio
                                     (Class 3)    (Class 3)    (Class 1)     (Class 1)     (Class 1)    (Class 1)   (Class 1)
                                    -----------  -----------  -----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (13,665) $    (2,784) $   (17,719) $   (269,067) $    569,408  $   (3,883) $  (11,903)
   Net realized gains (losses)          674,796    1,076,677   (1,086,115)   (3,898,768)   (2,330,480)    (33,817)    (93,257)
   Change in net unrealized
      appreciation (depreciation)
      of investments                 (2,544,404)  (6,593,452)  (2,340,009)   (7,355,207)   (4,410,490)   (454,175)   (618,584)
                                    -----------  -----------  -----------  ------------  ------------  ----------  ----------
   Increase (decrease) in net
      assets from operations         (1,883,273)  (5,519,559)  (3,443,843)  (11,523,042)   (6,171,562)   (491,875)   (723,744)
                                    -----------  -----------  -----------  ------------  ------------  ----------  ----------
From capital transactions:
      Net proceeds from units sold      219,478       96,462       58,359       147,420       105,757       2,622          28
      Cost of units redeemed           (175,070)    (654,500)    (671,102)   (4,105,947)   (4,579,862)   (170,742)   (133,322)
      Net transfers                   1,916,385    3,548,847     (289,388)   (1,485,678)     (540,136)     (9,957)     91,598
      Contract maintenance charge          (844)      (1,512)           0             0             0           0           0
                                    -----------  -----------  -----------  ------------  ------------  ----------  ----------
   Increase (decrease) in net
      assets from capital
      transactions                    1,959,949    2,989,297     (902,131)   (5,444,205)   (5,014,241)   (178,077)    (41,696)
                                    -----------  -----------  -----------  ------------  ------------  ----------  ----------
Increase (decrease) in net assets        76,676   (2,530,262)  (4,345,974)  (16,967,247)  (11,185,803)   (669,952)   (765,440)
Net assets at beginning of period     3,893,356    9,051,703    7,886,613    38,382,318    28,239,635   1,608,902   1,943,884
                                    -----------  -----------  -----------  ------------  ------------  ----------  ----------
Net assets at end of period         $ 3,970,032  $ 6,521,441  $ 3,540,639  $ 21,415,071  $ 17,053,832  $  938,950  $1,178,444
                                    ===========  ===========  ===========  ============  ============  ==========  ==========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
   Units sold                            21,657        7,557        6,564         4,791         6,173         529           5
   Units redeemed                       (19,584)     (78,643)     (68,831)     (257,826)     (347,971)    (34,418)    (21,201)
   Units transferred                    174,488      318,584      (38,708)     (114,676)      (30,924)     (3,325)     16,053
                                    -----------  -----------  -----------  ------------  ------------  ----------  ----------
Increase (decrease) in units
   outstanding                          176,561      247,498     (100,975)     (367,711)     (372,722)    (37,214)     (5,143)
Beginning units                         296,113      617,073      584,193     1,797,555     1,878,292     248,749     217,046
                                    -----------  -----------  -----------  ------------  ------------  ----------  ----------
Ending units                            472,674      864,571      483,218     1,429,844     1,505,570     211,535     211,903
                                    ===========  ===========  ===========  ============  ============  ==========  ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                    Davis
                                        Cash       Corporate       Venture     "Dogs" of     Emerging                     Equity
                                     Management      Bond           Value     Wall Street     Markets    Equity Index  Opportunities
                                      Portfolio    Portfolio      Portfolio    Portfolio     Portfolio    Portfolio      Portfolio
                                      (Class 1)    (Class 1)      (Class 1)    (Class 1)     (Class 1)    (Class 1)      (Class 1)
                                    ------------  ------------  ------------  -----------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  1,052,366  $  3,089,967  $    922,084  $    79,951  $    101,355  $    154,769   $   114,848
   Net realized gains (losses)          (465,491)   (1,559,457)    9,882,381      302,731     1,869,759    (1,070,925)    1,309,384
   Change in net unrealized
      appreciation (depreciation)
      of investments                    (721,191)   (5,383,710)  (54,523,378)  (1,587,031)  (10,282,158)   (5,671,070)   (7,033,924)
                                    ------------  ------------  ------------  -----------  ------------  ------------   -----------
   Increase (decrease) in net
      assets from operations            (134,316)   (3,853,200)  (43,718,913)  (1,204,349)   (8,311,044)   (6,587,226)   (5,609,692)
                                    ------------  ------------  ------------  -----------  ------------  ------------   -----------
From capital transactions:
      Net proceeds from units sold     1,409,558       136,898       315,395       12,727        62,610        63,353        70,159
      Cost of units redeemed         (53,286,153)  (12,824,225)  (11,083,833)    (374,370)   (1,561,268)   (2,701,845)   (1,862,740)
      Net transfers                   64,181,716      (492,553)   (5,216,814)     (64,231)   (1,471,520)     (790,313)     (527,801)
      Contract maintenance charge              0             0             0            0             0             0             0
                                    ------------  ------------  ------------  -----------  ------------  ------------   -----------
   Increase (decrease) in net
      assets from capital
      transactions                    12,305,121   (13,179,880)  (15,985,252)    (425,874)   (2,970,178)   (3,428,805)   (2,320,382)
                                    ------------  ------------  ------------  -----------  ------------  ------------   -----------
Increase (decrease) in net assets     12,170,805   (17,033,080)  (59,704,165)  (1,630,223)  (11,281,222)  (10,016,031)   (7,930,074)
Net assets at beginning of period     32,502,964    93,350,119   124,976,792    3,993,931    19,068,073    19,373,157    18,231,057
                                    ------------  ------------  ------------  -----------  ------------  ------------   -----------
Net assets at end of period         $ 44,673,769  $ 76,317,039  $ 65,272,627  $ 2,363,708  $  7,786,851  $  9,357,126   $10,300,983
                                    ============  ============  ============  ===========  ============  ============   ===========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
   Units sold                            116,683         8,729        13,552        1,143         2,803         7,898         6,737
   Units redeemed                     (4,401,449)     (872,450)     (837,868)     (35,710)      (83,598)     (342,801)     (183,752)
   Units transferred                   5,342,469       (53,463)     (447,461)      (7,445)      (74,996)     (120,691)      (60,044)
                                    ------------  ------------  ------------  -----------  ------------  ------------   -----------
Increase (decrease) in units
   outstanding                         1,057,703      (917,184)   (1,271,777)     (42,012)     (155,791)     (455,594)     (237,059)
Beginning units                        2,585,728     5,908,285     7,123,996      303,915       687,305     1,882,083     1,374,566
                                    ------------  ------------  ------------  -----------  ------------  ------------   -----------
Ending units                           3,643,431     4,991,101     5,852,219      261,903       531,514     1,426,489     1,137,507
                                    ============  ============  ============  ===========  ============  ============   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)


                                                                                                                      International
                                     Fundamental    Global        Global       Growth         Growth-     High-Yield   Diversified
                                       Growth        Bond        Equities   Opportunities     Income         Bond       Equities
                                      Portfolio    Portfolio    Portfolio     Portfolio      Portfolio    Portfolio     Portfolio
                                      (Class 1)    (Class 1)    (Class 1)     (Class 1)      (Class 1)    (Class 1)     (Class 1)
                                    ------------  -----------  -----------  -------------  ------------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (153,778) $   476,383  $   114,863   $   (7,664)   $     50,590  $ 1,524,682   $   213,948
   Net realized gains (losses)        (1,581,205)     353,786     (694,382)     (21,314)        152,582   (1,078,387)       46,743
   Change in net unrealized
      appreciation (depreciation)
      of investments                  (6,546,391)  (1,806,171)  (3,646,108)    (315,478)    (13,744,674)  (4,645,431)   (4,665,343)
                                    ------------  -----------  -----------   ----------    ------------  -----------   -----------
   Increase (decrease) in net
      assets from operations          (8,281,374)    (976,002)  (4,225,627)    (344,456)    (13,541,502)  (4,199,136)   (4,404,652)
                                    ------------  -----------  -----------   ----------    ------------  -----------   -----------
From capital transactions:
      Net proceeds from units sold        44,257       44,677       58,588       10,063         132,791       33,269        54,418
      Cost of units redeemed          (2,247,293)  (4,385,105)    (977,407)     (87,872)     (4,232,349)  (2,347,415)     (839,161)
      Net transfers                     (559,257)     978,492     (520,225)     137,690      (1,520,542)   1,331,158      (350,364)
      Contract maintenance charge              0            0            0            0               0            0             0
                                    ------------  -----------  -----------   ----------    ------------  -----------   -----------
   Increase (decrease) in net
      assets from capital
      transactions                    (2,762,293)  (3,361,936)  (1,439,044)      59,881      (5,620,100)    (982,988)   (1,135,107)
                                    ------------  -----------  -----------   ----------    ------------  -----------   -----------
Increase (decrease) in net assets    (11,043,667)  (4,337,938)  (5,664,671)    (284,575)    (19,161,602)  (5,182,124)   (5,539,759)
Net assets at beginning of period     21,612,238   20,864,229   10,592,395    1,077,783      38,263,550   17,677,184    10,620,895
                                    ------------  -----------  -----------   ----------    ------------  -----------   -----------
Net assets at end of period         $ 10,568,571  $16,526,291  $ 4,927,724   $  793,208    $ 19,101,948  $12,495,060   $ 5,081,136
                                    ============  ===========  ===========   ==========    ============  ===========   ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                            4,161        2,771        3,345        1,633           4,715        1,821         3,748
     Units redeemed                     (257,831)    (287,803)     (80,389)     (16,803)       (278,488)    (180,383)      (92,464)
     Units transferred                   (83,731)      69,570      (54,648)      27,601         (98,305)     126,878       (55,589)
                                    ------------  -----------  -----------   ----------    ------------  -----------   -----------
Increase (decrease) in units
   outstanding                          (337,401)    (215,462)    (131,692)      12,431        (372,078)     (51,684)     (144,305)
Beginning units                        1,859,610    1,270,133      620,943      175,626       1,960,560    1,122,869       842,165
                                    ------------  -----------  -----------   ----------    ------------  -----------   -----------
Ending units                           1,522,209    1,054,671      489,251      188,057       1,588,482    1,071,185       697,860
                                    ============  ===========  ===========   ==========    ============  ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                    International        MFS                                                    Small
                                     Growth and     Massachusetts       MFS           Mid-          Real       Company
                                       Income      Investors Trust  Total Return    Cap Growth     Estate       Value     Technology
                                      Portfolio       Portfolio      Portfolio      Portfolio    Portfolio    Portfolio   Portfolio
                                      (Class 1)       (Class 1)      (Class 1)      (Class 1)    (Class 1)    (Class 1)   (Class 1)
                                    -------------  ---------------  -------------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $     487,074    $    12,850    $  3,434,889   $   (25,485) $   247,002  $   (30,143) $  (2,614)
   Net realized gains (losses)           (806,542)       (95,488)      1,803,176      (402,738)    (455,089)     (91,182)   (45,739)
   Change in net unrealized
      appreciation (depreciation)
      of investments                  (13,564,030)    (1,717,545)    (38,584,251)     (961,779)  (5,462,314)  (1,933,933)   (96,116)
                                    -------------    -----------    ------------   -----------  -----------  -----------  ---------
   Increase (decrease) in net
      assets from operations          (13,883,498)    (1,800,183)    (33,346,186)   (1,390,002)  (5,670,401)  (2,055,258)  (144,469)
                                    -------------    -----------    ------------   -----------  -----------  -----------  ---------
From capital transactions:
      Net proceeds from units sold        110,969            209         186,465         1,716       61,201       45,297         59
      Cost of units redeemed           (2,568,582)      (655,314)    (18,379,757)     (324,252)  (1,079,437)    (802,866)   (50,654)
      Net transfers                    (3,853,104)      (212,701)     (7,527,896)     (237,551)    (538,064)     (52,184)    18,980
      Contract maintenance charge               0              0               0             0            0            0          0
                                    -------------    -----------    ------------   -----------  -----------  -----------  ---------
   Increase (decrease) in net
      assets from capital
      transactions                     (6,310,717)      (867,806)    (25,721,188)     (560,087)  (1,556,300)    (809,753)   (31,615)
                                    -------------    -----------    ------------   -----------  -----------  -----------  ---------
Increase (decrease) in net assets     (20,194,215)    (2,667,989)    (59,067,374)   (1,950,089)  (7,226,701)  (2,865,011)  (176,084)
Net assets at beginning of period      31,204,073      5,753,833     161,294,974     4,268,355   11,983,610    6,218,989    429,037
                                    -------------    -----------    ------------   -----------  -----------  -----------  ---------
Net assets at end of period         $  11,009,858    $ 3,085,844    $102,227,600   $ 2,318,266  $ 4,756,909  $ 3,353,978  $ 252,953
                                    =============    ===========    ============   ===========  ===========  ===========  =========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
   Units sold                               7,184             23          12,510           210        2,383        2,002         43
   Units redeemed                        (227,232)       (70,435)     (1,359,506)      (45,133)     (50,625)     (41,816)   (27,570)
   Units transferred                     (397,065)       (33,681)       (607,990)      (34,588)     (34,242)     (10,802)    11,192
                                    -------------    -----------    ------------   -----------  -----------  -----------  ---------
Increase (decrease) in units
   outstanding                           (617,113)      (104,093)     (1,954,986)      (79,511)     (82,484)     (50,616)   (16,335)
Beginning units                         1,900,582        492,672      10,055,681       441,212      382,374      247,131    177,656
                                    -------------    -----------    ------------   -----------  -----------  -----------  ---------
Ending units                            1,283,469        388,579       8,100,695       361,701      299,890      196,515    161,321
                                    =============    ===========    ============   ===========  ===========  ===========  =========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                    Total
                                      Telecom       Return    Aggressive    Alliance               Blue Chip    Capital
                                      Utility        Bond       Growth       Growth     Balanced    Growth       Growth
                                     Portfolio    Portfolio    Portfolio   Portfolio    Portfolio  Portfolio   Portfolio
                                     (Class 1)    (Class 1)    (Class 3)   (Class 3)    (Class 3)  (Class 3)   (Class 3)
                                    -----------  -----------  ----------  -----------  ----------  ---------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $    47,261  $   225,504  $  (1,919)  $  (105,061) $   43,599  $  (4,872) $   (24,456)
   Net realized gains (losses)         (246,355)      (5,838)   (44,975)     (536,425)   (201,475)    (6,783)    (116,005)
   Change in net unrealized
      appreciation (depreciation)
      of investments                 (1,165,236)     599,294   (237,316)   (4,483,147)   (266,731)  (239,695)  (1,346,477)
                                    -----------  -----------  ---------   -----------  ----------  ---------  -----------
   Increase (decrease) in net
      assets from operations         (1,364,330)     818,960   (284,210)   (5,124,633)   (424,607)  (251,350)  (1,486,938)
                                    -----------  -----------  ---------   -----------  ----------  ---------  -----------
From capital transactions:
      Net proceeds from units sold       27,314       29,789     32,507        87,529     133,736      8,046       47,119
      Cost of units redeemed           (413,030)  (1,522,420)   (32,031)     (939,572)   (287,511)   (31,152)    (113,734)
      Net transfers                      (8,340)   9,055,744     83,440      (163,609)  1,035,073    416,311    1,733,913
      Contract maintenance charge             0            0       (114)       (2,876)       (376)      (177)        (623)
                                    -----------  -----------  ---------   -----------  ----------  ---------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                     (394,056)   7,563,113     83,802    (1,018,528)    880,922    393,028    1,666,675
                                    -----------  -----------  ---------   -----------  ----------  ---------  -----------
Increase (decrease) in net assets    (1,758,386)   8,382,073   (200,408)   (6,143,161)    456,315    141,678      179,737
Net assets at beginning of period     3,621,268    7,169,673    525,484    16,426,222   1,535,078    739,922    2,814,010
                                    -----------  -----------  ---------   -----------  ----------  ---------  -----------
Net assets at end of period         $ 1,862,882  $15,551,746  $ 325,076   $10,283,061  $1,991,393  $ 881,600  $ 2,993,747
                                    ===========  ===========  =========   ===========  ==========  =========  ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                           2,816        1,765      3,231        13,060      15,474      1,222        5,861
     Units redeemed                     (33,109)     (93,468)    (5,127)     (147,053)    (35,204)    (6,377)     (18,737)
     Units transferred                   (6,576)     562,755      9,543       (33,436)    128,332     90,192      239,378
                                    -----------  -----------  ---------   -----------  ----------  ---------  -----------
Increase (decrease) in units
   outstanding                          (36,869)     471,052      7,647      (167,429)    108,602     85,037      226,502
Beginning units                         222,071      431,252     54,796     1,941,059     157,604    114,836      315,718
                                    -----------  -----------  ---------   -----------  ----------  ---------  -----------
Ending units                            185,202      902,304     62,443     1,773,630     266,206    199,873      542,220
                                    ===========  ===========  =========   ===========  ==========  =========  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                    Davis
                                        Cash        Corporate      Venture     "Dogs" of    Emerging        Equity        Foreign
                                     Management       Bond          Value     Wall Street    Markets    Opportunities      Value
                                      Portfolio     Portfolio     Portfolio    Portfolio    Portfolio     Portfolio      Portfolio
                                      (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)     (Class 3)      (Class 3)
                                    ------------  ------------  ------------  -----------  -----------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $    518,144  $  5,041,030  $    603,701   $  16,850   $    59,983    $   4,614    $    947,874
   Net realized gains (losses)          (349,694)   (1,300,808)   12,253,101     (21,860)      662,611       85,561       3,300,700
   Change in net unrealized
      appreciation (depreciation)
      of investments                    (262,830)   (7,516,051)  (46,865,399)   (253,214)   (4,416,744)    (421,751)    (22,825,570)
                                    ------------  ------------  ------------   ---------   -----------    ---------    ------------
   Increase (decrease) in net
      assets from operations             (94,380)   (3,775,829)  (34,008,597)   (258,224)   (3,694,150)    (331,576)    (18,576,996)
                                    ------------  ------------  ------------   ---------   -----------    ---------    ------------
From capital transactions:
      Net proceeds from units sold     2,036,889     7,196,162     4,345,442      45,489       733,559       47,304       3,999,983
      Cost of units redeemed         (16,797,617)   (8,799,417)   (4,824,600)    (35,946)     (384,517)    (129,982)     (2,471,964)
      Net transfers                   26,405,927    42,666,311    29,043,567     (24,076)    4,921,533      175,028      23,008,308
      Contract maintenance charge         (4,299)      (27,551)      (15,546)       (160)       (1,081)        (162)         (6,553)
                                    ------------  ------------  ------------   ---------   -----------    ---------    ------------
   Increase (decrease) in net
      assets from capital
      transactions                    11,640,900    41,035,505    28,548,863     (14,693)    5,269,494       92,188      24,529,774
                                    ------------  ------------  ------------   ---------   -----------    ---------    ------------
Increase (decrease) in net assets     11,546,520    37,259,676    (5,459,734)   (272,917)    1,575,344     (239,388)      5,952,778
Net assets at beginning of period     10,769,286   117,474,094    81,616,529     869,654     5,869,661      966,485      38,732,779
                                    ------------  ------------  ------------   ---------   -----------    ---------    ------------
Net assets at end of period         $ 22,315,806  $154,733,770  $ 76,156,795   $ 596,737   $ 7,445,005    $ 727,097    $ 44,685,557
                                    ============  ============  ============   =========   ===========    =========    ============
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
   Units sold                            171,140       479,612       336,404       3,410        32,618        4,496         428,134
   Units redeemed                     (1,412,744)     (612,003)     (438,195)     (3,486)      (22,862)     (12,562)       (320,337)
   Units transferred                   2,219,251     2,873,399     2,520,734         272       248,286       16,508       2,852,512
                                    ------------  ------------  ------------   ---------   -----------    ---------    ------------
Increase (decrease) in units
   outstanding                           977,647     2,741,008     2,418,943         196       258,042        8,442       2,960,309
Beginning units                          903,247     7,546,558     5,189,859      58,757       187,242       77,706       3,247,960
                                    ------------  ------------  ------------   ---------   -----------    ---------    ------------
Ending units                           1,880,894    10,287,566     7,608,802      58,953       445,284       86,148       6,208,269
                                    ============  ============  ============   =========   ===========    =========    ============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                                                                    International
                                    Fundamental    Global       Global       Growth        Growth-     High-Yield    Diversified
                                      Growth         Bond      Equities   Opportunities    Income         Bond         Equities
                                     Portfolio    Portfolio    Portfolio    Portfolio     Portfolio     Portfolio     Portfolio
                                     (Class 3)    (Class 3)   (Class 3)     (Class 3)     (Class 3)     (Class 3)     (Class 3)
                                    -----------  -----------  ----------  -------------  -----------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (20,218) $   446,252  $   18,356   $   (49,097)  $     6,515  $  3,174,671   $   166,484
   Net realized gains (losses)         (183,867)     380,326    (165,721)          328       197,964      (536,638)      (92,398)
   Change in net unrealized
      appreciation (depreciation)
      of investments                 (1,170,616)  (1,357,107)   (568,578)   (1,474,455)   (2,709,863)  (10,826,801)   (3,214,633)
                                    -----------  -----------  ----------   -----------   -----------  ------------   -----------
   Increase (decrease) in net
      assets from operations         (1,374,701)    (530,529)   (715,943)   (1,523,224)   (2,505,384)   (8,188,768)   (3,140,547)
                                    -----------  -----------  ----------   -----------   -----------  ------------   -----------
From capital transactions:
      Net proceeds from units sold       74,102    1,340,975      13,869     2,009,000        49,361     1,611,796        70,904
      Cost of units redeemed           (111,007)  (1,237,737)    (56,628)     (273,269)     (361,771)   (1,797,809)     (337,868)
      Net transfers                   2,608,959    8,947,308     (73,705)   10,226,209       918,059    11,984,869     2,403,274
      Contract maintenance charge          (469)      (3,262)       (254)         (224)         (977)       (5,765)       (1,038)
                                    -----------  -----------  ----------   -----------   -----------  ------------   -----------
   Increase (decrease) in net
      assets from capital
      transactions                    2,571,585    9,047,284    (116,718)   11,961,716       604,672    11,793,091     2,135,272
                                    -----------  -----------  ----------   -----------   -----------  ------------   -----------
Increase (decrease) in net assets     1,196,884    8,516,755    (832,661)   10,438,492    (1,900,712)    3,604,323    (1,005,275)
Net assets at beginning of period     1,435,774   12,619,049   1,678,705     1,170,449     5,885,515    27,212,609     5,626,325
                                    -----------  -----------  ----------   -----------   -----------  ------------   -----------
Net assets at end of period         $ 2,632,658  $21,135,804  $  846,044   $11,608,941   $ 3,984,803  $ 30,816,932   $ 4,621,050
                                    ===========  ===========  ==========   ===========   ===========  ============   ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                           9,739       90,059       1,638       376,421         5,174       120,904         8,357
     Units redeemed                     (20,351)     (84,395)     (6,626)      (64,152)      (51,178)     (153,749)      (49,556)
     Units transferred                  381,962      610,734     (15,620)    2,273,709        93,679       990,393       261,445
                                    -----------  -----------  ----------   -----------   -----------  ------------   -----------
Increase (decrease) in units
   outstanding                          371,350      616,398     (20,608)    2,585,978        47,675       957,548       220,246
Beginning units                         177,756      818,108     150,531       191,851       569,721     1,832,333       519,361
                                    -----------  -----------  ----------   -----------   -----------  ------------   -----------
Ending units                            549,106    1,434,506     129,923     2,777,829       617,396     2,789,881       739,607
                                    ===========  ===========  ==========   ===========   ===========  ============   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                    International    Marsico          MFS                                                 Small &
                                     Growth and      Focused     Massachusetts       MFS         Mid-Cap                  Mid Cap
                                       Income         Growth    Investors Trust  Total Return    Growth    Real Estate     Value
                                      Portfolio     Portfolio      Portfolio      Portfolio     Portfolio   Portfolio    Portfolio
                                      (Class 3)     (Class 3)      (Class 3)      (Class 3)     (Class 3)   (Class 3)    (Class 3)
                                    -------------  -----------  ---------------  ------------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $    594,923   $   (15,416)   $    (9,187)   $  2,968,844  $  (11,829) $   262,642  $  (129,844)
   Net realized gains (losses)         2,671,683       374,803            (52)      6,965,424     (54,698)   1,291,350    1,738,720
   Change in net unrealized
      appreciation (depreciation)
      of investments                 (18,770,501)   (1,646,400)    (1,611,052)    (39,508,593)   (551,967)  (6,697,008)  (7,481,614)
                                    ------------   -----------    -----------    ------------  ----------  -----------  -----------
   Increase (decrease) in net
      assets from operations         (15,503,895)   (1,287,013)    (1,620,291)    (29,574,325)   (618,494)  (5,143,016)  (5,872,738)
                                    ------------   -----------    -----------    ------------  ----------  -----------  -----------
From capital transactions:
      Net proceeds from units sold     3,310,450        24,489      3,112,044       3,610,576      40,548    2,279,361    4,060,173
      Cost of units redeemed          (1,548,905)     (141,721)      (369,414)     (7,643,673)    (95,023)    (602,662)  (1,307,795)
      Net transfers                   20,911,237       262,383     15,727,596      28,781,388     512,234   15,747,408   23,592,794
      Contract maintenance charge         (4,036)         (572)          (173)        (24,542)       (378)      (1,287)      (2,588)
                                    ------------   -----------    -----------    ------------  ----------  -----------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                    22,668,746       144,579     18,470,053      24,723,749     457,381   17,422,820   26,342,584
                                    ------------   -----------    -----------    ------------  ----------  -----------  -----------
Increase (decrease) in net assets      7,164,851    (1,142,434)    16,849,762      (4,850,576)   (161,113)  12,279,804   20,469,846
Net assets at beginning of period     23,134,118     3,320,771        523,067     119,224,419   1,578,667    6,501,661   14,456,548
                                    ------------   -----------    -----------    ------------  ----------  -----------  -----------
Net assets at end of period         $ 30,298,969   $ 2,178,337    $17,372,829    $114,373,843  $1,417,554  $18,781,465  $34,926,394
                                    ============   ===========    ===========    ============  ==========  ===========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            291,601         3,245        316,099         244,756       4,690       91,890      470,841
   Units redeemed                       (162,816)      (19,961)       (47,613)       (581,151)    (15,830)     (34,865)    (183,202)
   Units transferred                   2,174,386        25,816      1,887,799       1,994,339      69,932      867,724    3,287,441
                                    ------------   -----------    -----------    ------------  ----------  -----------  -----------
Increase (decrease) in units
   outstanding                         2,303,171         9,100      2,156,285       1,657,944      58,792      924,749    3,575,080
Beginning units                        1,501,532       305,656         45,027       7,467,400     163,829      195,450    1,362,455
                                    ------------   -----------    -----------    ------------  ----------  -----------  -----------
Ending units                           3,804,703       314,756      2,201,312       9,125,344     222,621    1,120,199    4,937,535
                                    ============   ===========    ===========    ============  ==========  ===========  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                       Small
                                      Company                 Telecom   Total Return    Capital                    Growth and
                                       Value     Technology   Utility       Bond         Growth       Comstock       Income
                                     Portfolio    Portfolio  Portfolio   Portfolio     Portfolio     Portfolio      Portfolio
                                     (Class 3)    (Class 3)  (Class 3)   (Class 3)     (Class II)    (Class II)    (Class II)
                                    -----------  ----------  ---------  ------------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (105,436) $  (2,910)  $  14,067  $   501,400   $   (56,172) $   3,859,749  $   3,236,968
   Net realized gains (losses)          119,176    (65,722)   (130,217)     116,243      (270,866)   (13,548,162)    (7,458,411)
   Change in net unrealized
      appreciation (depreciation)
      of investments                 (6,268,088)   (99,927)   (283,596)   2,314,400    (3,118,908)  (100,718,075)   (98,189,759)
                                    -----------  ---------   ---------  -----------   -----------  -------------  -------------
   Increase (decrease) in net
      assets from operations         (6,254,348)  (168,559)   (399,746)   2,932,043    (3,445,946)  (110,406,488)  (102,411,202)
                                    -----------  ---------   ---------  -----------   -----------  -------------  -------------
From capital transactions:
      Net proceeds from units sold    1,674,699      8,559           0    7,636,649        94,115      6,109,780      7,606,902
      Cost of units redeemed           (984,771)   (20,647)    (82,444)  (1,654,004)     (627,762)   (24,682,818)   (23,708,155)
      Net transfers                  11,319,346    268,733     398,545   37,576,645      (244,826)    23,383,064     37,524,137
      Contract maintenance charge        (3,153)       (98)       (224)      (1,313)         (424)       (24,805)       (25,094)
                                    -----------  ---------   ---------  -----------   -----------  -------------  -------------
   Increase (decrease) in net
      assets from capital
      transactions                   12,006,121    256,547     315,877   43,557,977      (778,897)     4,785,221     21,397,790
                                    -----------  ---------   ---------  -----------   -----------  -------------  -------------
Increase (decrease) in net assets     5,751,773     87,988     (83,869)  46,490,020    (4,224,843)  (105,621,267)   (81,013,412)
Net assets at beginning of period    15,416,331    359,865     731,526    2,945,070     9,713,264    312,387,623    292,566,735
                                    -----------  ---------   ---------  -----------   -----------  -------------  -------------
Net assets at end of period         $21,168,104  $ 447,853   $ 647,657  $49,435,090   $ 5,488,421  $ 206,766,356  $ 211,553,323
                                    ===========  =========   =========  ===========   ===========  =============  =============
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           211,571      3,633           0      495,746        10,778        539,426        570,691
   Units redeemed                      (149,631)   (14,150)    (10,317)    (103,625)      (83,868)    (2,457,107)    (2,008,502)
   Units transferred                  1,639,685    148,452      35,111    2,415,957       (32,573)     2,175,667      3,045,438
                                    -----------  ---------   ---------  -----------   -----------  -------------  -------------
Increase (decrease) in units
   outstanding                        1,701,625    137,935      24,794    2,808,078      (105,663)       257,986      1,607,627
Beginning units                       1,666,072    149,648      58,854      189,877       877,919     23,500,551     19,029,493
                                    -----------  ---------   ---------  -----------   -----------  -------------  -------------
Ending units                          3,367,697    287,583      83,648    2,997,955       772,256     23,758,537     20,637,120
                                    ===========  =========   =========  ===========   ===========  =============  =============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                                                                          Franklin
                                   Growth       MidCap          Asset         Global                         Growth-       Income
                                   Income        Value       Allocation       Growth                         Income      Securities
                                  Portfolio    Portfolio        Fund           Fund        Growth Fund        Fund          Fund
                                 (Class VC)    (Class VC)     (Class 2)      (Class 2)      (Class 2)       (Class 2)    (Class 2)
                                ------------  ------------  -------------  -------------  -------------  -------------  -----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income (loss) $  1,521,727  $    665,606  $   7,013,507  $   3,758,153  $     273,044  $   5,075,553  $    34,533
   Net realized gains (losses)    (8,742,962)   (8,727,088)     7,795,293     22,140,397     22,505,885     18,561,047     (284,392)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                (75,379,281)  (45,101,658)  (124,971,349)  (159,920,039)  (146,916,155)  (221,455,161)    (775,560)
                                ------------  ------------  -------------  -------------  -------------  -------------  -----------
   Increase (decrease) in net
      assets from operations     (82,600,516)  (53,163,140)  (110,162,549)  (134,021,489)  (124,137,226)  (197,818,561)  (1,025,419)
                                ------------  ------------  -------------  -------------  -------------  -------------  -----------
From capital transactions:
      Net proceeds from units
         sold                      3,402,644       927,986      8,985,555      7,081,317      5,212,792      8,565,709    1,126,415
      Cost of units redeemed     (17,811,102)  (11,621,480)   (37,168,743)   (27,744,580)   (22,966,855)   (43,960,967)    (798,478)
      Net transfers                7,006,438    (4,584,555)    43,018,649     34,183,140     23,371,504     38,732,180    7,984,895
      Contract maintenance
      charge                         (12,333)       (6,900)       (33,715)       (32,666)       (20,459)       (43,021)        (547)
                                ------------  ------------  -------------  -------------  -------------  -------------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                (7,414,353)  (15,284,949)    14,801,746     13,487,211      5,596,982      3,293,901    8,312,285
                                ------------  ------------  -------------  -------------  -------------  -------------  -----------
Increase (decrease) in net
   assets                        (90,014,869)  (68,448,089)   (95,360,803)  (120,534,278)  (118,540,244)  (194,524,660)   7,286,866
Net assets at beginning of
   period                        221,105,034   148,474,445    402,208,968    374,542,455    320,152,992    563,331,161      647,972
                                ------------  ------------  -------------  -------------  -------------  -------------  -----------
Net assets at end of period     $131,090,165  $ 80,026,356  $ 306,848,165  $ 254,008,177  $ 201,612,748  $ 368,806,501  $ 7,934,838
                                ============  ============  =============  =============  =============  =============  ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                      296,002        70,366        604,355        345,444        278,452        535,782      121,429
     Units redeemed               (1,777,910)   (1,091,265)    (2,781,670)    (1,564,220)    (1,489,582)    (3,171,307)    (113,812)
     Units transferred               579,028      (564,697)     2,940,257      1,670,967      1,350,719      2,430,836    1,010,738
                                ------------  ------------  -------------  -------------  -------------  -------------  -----------
Increase (decrease) in units
   outstanding                      (902,880)   (1,585,596)       762,942        452,191        139,589       (204,689)   1,018,355
Beginning units                   16,144,393    10,397,065     23,973,019     15,374,374     14,604,346     30,286,402       64,002
                                ------------  ------------  -------------  -------------  -------------  -------------  -----------
Ending units                      15,241,513     8,811,469     24,735,961     15,826,565     14,743,935     30,081,713    1,082,357
                                ============  ============  =============  =============  =============  =============  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                    Franklin Templeton
                                    VIP Founding Funds
                                      Allocation Fun
                                         (Class 2)
                                    ------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)        $    300,889
   Net realized gains (losses)              (54,005)
   Change in net unrealized
   appreciation
      (depreciation) of
      investments                        (2,971,639)
                                       ------------
   Increase (decrease) in net
      assets from operations             (2,724,755)
                                       ------------
From capital transactions:
      Net proceeds from units sold        2,077,248
      Cost of units redeemed               (419,501)
      Net transfers                      18,305,829
      Contract maintenance charge              (630)
                                       ------------
   Increase (decrease) in net
      assets from capital
      transactions                       19,962,946
                                       ------------
Increase (decrease) in net assets        17,238,191
Net assets at beginning of period           829,091
                                       ------------
Net assets at end of period            $ 18,067,282
                                       ============
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                               232,033
   Units redeemed                           (63,037)
   Units transferred                      2,464,435
                                       ------------
Increase (decrease) in units
   outstanding                            2,633,431
Beginning units                              83,158
                                       ------------
Ending units                              2,716,589
                                       ============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company (the "Separate Account") is an investment account of SunAmerica Annuity and Life Assurance Company (formerly known as AIG SunAmerica Life Assurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("American International Group"). American International Group is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Company changed its name to SunAmerica Annuity and Life Assurance Company on April 8, 2009. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products:
     Polaris Plus, Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum Series.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of seventy-eight variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following:
     (1) the nine currently available Class 1 and Class 3 investment portfolios of Anchor Series Trust ("Anchor Trust"), (2) the fifty-eight currently available Class 1 and Class 3 investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"), (3) the three currently available Class II investment portfolios of Van Kampen Life Investment Trust ("Van Kampen Trust"), (4) the two currently available Class VC investment portfolios of Lord Abbett Series Fund, Inc. ("Lord Abbett Fund"), (5) the four currently available Class 2 investment portfolios of American Fund Insurance Series ("American Series"), or (6) the two currently available Class 2 investment portfolios of Franklin Templeton Variable Insurance Products Trust ("Franklin Trust"). The primary difference between the classes of the Variable Accounts is that the Class 2 shares in the American Series, the Class II shares in the Van Kampen Trust, the Class 2 shares in the Franklin Trust and the Class 3 shares in the Anchor Trust and the SunAmerica Trust are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC shares of the Lord Abbett Fund are not subject to 12b-1 fees.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)

     The Anchor Trust, the SunAmerica Trust, the Van Kampen Trust, the Lord Abbett Fund, the Franklin Trust and the American Series (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor Trust and SunAmerica Trust are affiliated investment companies. Participants may elect to have payments allocated to the guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Mortality Table and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

     The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

     Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statement of Changes in Net Assets.

     RECENT ACCOUNTING PRONOUNCEMENTS: In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification will become the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification does not change GAAP and will not have an affect on the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets.

3.   FAIR VALUE MEASUREMENTS

     Effective May 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

     Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   FAIR VALUE MEASUREMENTS (continued)

     Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

     Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

     The Separate Account assets measured at fair value as of April 30, 2010 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. The Separate Account had no liabilities as of April 30, 2010. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at April 30, 2010, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of April 30, 2010, is presented.

4.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: The Polaris Plus and Polaris II A-Class Platinum Series contracts provide that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of 6% for the Polaris Plus product and 0.50% for the Polaris II A-Class Platinum Series product, of any amount withdrawn that exceed the free withdrawal amount and are recorded as a redemption in the accompanying Statement of Changes in Net Assets. There are no withdrawal charges under the Polaris II Asset Manager and Polaris II A-Class contracts.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge for Polaris II A-Class Platinum is charged $35 per contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded in the accompanying Statement of Changes in Net Assets. There are no contract maintenance charges under the Polaris Plus, Polaris II Asset Manager, and Polaris II A-Class contracts.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statement of Operations. The total annual rates of the net asset value of each portfolio, depending on any optional death benefits elected for each product, is as follows:
     Polaris Plus, 0.85% or 1.25%, Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum Series, 0.85% or 1.10%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. It is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. There are no transfer fees under the Polaris Plus contracts.

     INCOME PROTECTOR FEE: The optional Income Protector Program, offered in Polaris Plus, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is either 0.15% or 0.30% of the Income Benefit Base, deducted annually from the contract value, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees and charges.

     MARKETLOCK, MARKETLOCK FOR LIFE PLUS, MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE FEE: The optional MarketLock, MarketLock for Life Plus, MarketLock Income Plus and MarketLock for Life features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in Polaris II A-Class Platinum Series. The annual fee for MarketLock ranges from 0.50% to 0.65% of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

     The MarketLock for Life Plus and MarketLock Income Plus features are offered in Polaris II A-Class Platinum Series. The annual fee ranges from 0.70% to 0.75% for one covered person and from 0.95% to 1.00% for two covered persons for MarketLock for Life Plus and ranges from 0.85% to 0.95% for one covered person and 1.10% to 1.35% for two covered persons for MarketLock Income Plus, of the Income Base, deducted quarterly from the contract value and recorded as a redemption in the Statement of Changes in Net Assets. The Income Base for MarketLock for Life Plus and MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock for Life feature is offered in Polaris II A-Class Platinum Series. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus, or the highest anniversary date contract value less purchase payments in year 2-5 over the first year purchase payments.

     SALES CHARGE: For the Polaris II A-Class and the Polaris II A-Class Platinum Series products, an up-front sales charge may be applied against the gross purchase payments made

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     on the contract. The sales charge ranges from 0.50% to 5.75% of the gross purchase payment invested, depending on the investment amount, and is paid to the Company. The net proceeds from units sold are recorded in the accompanying Statement of Changes in Net Assets.

     PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a purchase payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statement of Changes in New Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

5.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2010 consist of the following:

                                               Cost of Shares   Proceeds from
Variable Accounts                                 Acquired       Shares Sold
-----------------                              --------------   -------------
ANCHOR TRUST:
Asset Allocation Portfolio (Class 1)             $ 1,212,343     $ 2,227,479
Capital Appreciation Portfolio (Class 1)             799,668      14,401,121
Government and Quality Bond Portfolio
   (Class 1)                                       7,366,700      21,888,215
Growth Portfolio (Class 1)                           890,098       8,329,141
Asset Allocation Portfolio (Class 3)                 834,929         934,520
Capital Appreciation Portfolio (Class 3)           1,297,730      11,404,908
Government and Quality Bond Portfolio
   (Class 3)                                      18,607,517       8,079,543

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                               Cost of Shares   Proceeds from
Variable Accounts                                 Acquired       Shares Sold
-----------------                              --------------   -------------
ANCHOR TRUST (continued):
Growth Portfolio (Class 3)                      $   348,569     $ 1,009,158
Natural Resources Portfolio (Class 3)             1,287,255       1,489,673
SUNAMERICA TRUST:
Aggressive Growth Portfolio (Class 1)           $   533,101     $   856,215
Alliance Growth Portfolio (Class 1)                 441,037       2,946,980
Balanced Portfolio (Class 1)                      1,246,692       3,085,880
Blue Chip Growth Portfolio (Class 1)                150,966         238,482
Capital Growth Portfolio (Class 1)                  730,814         742,066
Cash Management Portfolio (Class 1)              10,618,524      34,034,629
Corporate Bond Portfolio (Class 1)                7,154,903      16,015,866
Davis Venture Value Portfolio (Class 1)           3,369,588      12,500,734
"Dogs" of Wall Street Portfolio (Class 1)           460,233         540,789
Emerging Markets Portfolio (Class 1)              3,629,669       3,605,881
Equity Index Portfolio (Class 1)                    331,917       1,629,403
Equity Opportunities Portfolio (Class 1)            610,867       2,474,779
Fundamental Growth Portfolio (Class 1)               73,210       1,925,688
Global Bond Portfolio (Class 1)                   3,117,449       4,164,661
Global Equities Portfolio (Class 1)                 753,579       1,124,869
Growth Opportunities Portfolio (Class 1)            711,159         275,503
Growth-Income Portfolio (Class 1)                   763,287       3,674,164
High-Yield Bond Portfolio (Class 1)               4,024,192       3,896,376
International Diversified Equities Portfolio
   (Class 1)                                      1,396,460       1,154,149
International Growth and Income Portfolio
   (Class 1)                                        929,383       3,158,543
MFS Massachusetts Investors Trust
   Portfolio (Class 1)                            1,097,827         671,395
MFS Total Return Portfolio (Class 1)              5,890,152      17,115,305
Mid-Cap Growth Portfolio (Class 1)                1,109,504         818,937
Real Estate Portfolio (Class 1)                     937,680       1,975,892
Small Company Value Portfolio (Class 1)           1,024,434         960,400
Technology Portfolio (Class 1)                      249,255         198,371
Telecom Utility Portfolio (Class 1)                 256,570         519,901

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                               Cost of Shares   Proceeds from
Variable Accounts                                 Acquired       Shares Sold
-----------------                              --------------   -------------
SUNAMERICA TRUST (continued):
Total Return Bond Portfolio (Class 1)           $ 7,778,387     $ 4,257,145
Aggressive Growth Portfolio (Class 3)               177,944         113,883
Alliance Growth Portfolio (Class 3)                 224,757       1,795,675
Balanced Portfolio (Class 3)                        924,990         371,929
Blue Chip Growth Portfolio (Class 3)                577,278         509,053
Capital Growth Portfolio (Class 3)                  314,057         572,468
Cash Management Portfolio (Class 3)               9,686,478      20,699,545
Corporate Bond Portfolio (Class 3)               17,907,158      12,100,095
Davis Venture Value Portfolio (Class 3)           5,019,181       8,458,112
"Dogs" of Wall Street Portfolio (Class 3)           108,106         136,134
Emerging Markets Portfolio (Class 3)              1,631,879       1,934,489
Equity Opportunities Portfolio (Class 3)            263,752         171,352
Foreign Value Portfolio (Class 3)                 9,071,795       3,951,477
Fundamental Growth Portfolio (Class 3)              248,543         407,796
Global Bond Portfolio (Class 3)                   6,470,622       2,318,282
Global Equities Portfolio (Class 3)                 262,550         133,826
Growth Opportunities Portfolio (Class 3)          3,580,745       1,135,543
Growth-Income Portfolio (Class 3)                   389,342         710,998
High-Yield Bond Portfolio (Class 3)               4,432,547       4,233,764
International Diversified Equities Portfolio
   (Class 3)                                        493,099         875,627
International Growth and Income Portfolio
   (Class 3)                                      3,199,962       5,175,314
Marsico Focused Growth Portfolio (Class 3)          440,512         551,764
MFS Massachusetts Investors Trust Portfolio
   (Class 3)                                      4,480,183         954,754
MFS Total Return Portfolio (Class 3)              7,694,438      11,865,902
Mid-Cap Growth Portfolio (Class 3)                  700,523         296,085
Real Estate Portfolio (Class 3)                   2,009,177       5,780,421
Small & Mid Cap Value Portfolio (Class 3)         4,474,168       8,879,968
Small Company Value Portfolio (Class 3)           1,358,084       3,319,411
Technology Portfolio (Class 3)                      428,343         397,257
Telecom Utility Portfolio (Class 3)                 106,374         219,619
Total Return Bond Portfolio (Class 3)            24,153,183       2,651,103

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                               Cost of Shares   Proceeds from
Variable Accounts                                 Acquired      Shares Sold
-----------------                              --------------   -------------
VAN KAMPEN TRUST (Class II):
Capital Growth Portfolio                        $ 1,845,509     $ 2,074,547
Comstock Portfolio                                5,246,918      33,596,093
Growth and Income Portfolio                       8,314,093      28,874,306
LORD ABBETT FUND (Class VC):
Growth and Income Portfolio                     $ 4,041,853     $20,629,152
Mid Cap Value Portfolio                           1,355,088      14,384,123
AMERICAN SERIES (Class 2):
Asset Allocation Fund                           $13,763,718     $42,454,060
Global Growth Fund                                8,841,825      35,318,264
Growth Fund                                       5,117,402      29,721,143
Growth-Income Fund                               11,033,811      46,555,482
FRANKLIN TRUST (Class 2):
Franklin Income Securities Fund                 $ 2,960,039     $ 1,007,996
Franklin Templeton VIP Founding Funds
   Allocation Fund                                2,484,800       1,960,305

6.   OTHER MATTERS

     In September 2008, American International Group entered into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the credit facility agreement, on March 4, 2009, American International Group issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on American International Group's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with American International Group's common stock on all

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)

     matters submitted to American International Group shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the credit facility is repaid in full or otherwise terminates.

     The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

     Since September 2008, American International Group has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. American International Group continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital. American International Group has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

     On March 1, 2010, American International Group announced a definitive agreement for the sale of the AIA Group, Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. For additional information regarding the sale of AIA Group see footnote 7 (Subsequent Events).

     On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. (MetLife) for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

     American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)

     Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

     In connection with the preparation of its quarterly report on Form 10-Q for the six months ended June 30, 2010, management of American International Group assessed whether American International Group has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions with the New York Fed, American International Group's management's plans and progress made to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect or that the transactions with the New York Fed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Under these adverse assumptions, without additional support from the U.S. government in the future there could exist substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations. However, management does not currently anticipate a material impact on the financial statements of the Separate Account as the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company.

     Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

7.   SUBSEQUENT EVENTS

     On June 1, 2010 the Capital Growth Portfolio, Comstock Portfolio and Growth & Income Portfolio of the Van Kampen Trust were merged with and into the Capital Growth Fund, Comstock Fund and Growth and Income Fund of the Invesco Variable Insurance Funds. On that date, all assets and liabilities of the Capital Growth Portfolio, Comstock Portfolio and Growth & Income Portfolio of the Van Kampen Trust were transferred to the Capital Growth Fund, Comstock Fund and Growth and Income Fund of the Invesco Variable Insurance Funds in exchange for shares of the Capital Growth Fund, Comstock Fund and Growth and Income Fund of the Invesco Variable Insurance Funds with the same net assets value as the net assets transferred. The unit value of each Variable Account remained the same and the merger was a tax-free reorganization.

     On June 1, 2010, Prudential plc proposed revised terms to acquire AIA Group Limited. The Board of Directors of American International Group declined the proposal. On June 2, 2010, American International Group and Prudential plc terminated the transaction. In accordance with the terms of the purchase agreement, Prudential plc paid American International Group a termination fee of $228 million.

     AIG Retirement Services, Inc. changed its name to SAFG Retirement Services, Inc. on June 10, 2010.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2010, 2009, 2008, 2007 and 2006 follows:

                       At April 30                                For the Year Ended April 30
       -------------------------------------------   ----------------------------------------------------
                    Unit Fair Value                   Expense Ratio   Investment        Total Return
                       Lowest to        Net Assets       Lowest         Income           Lowest to
Year     Units        Highest ($)          ($)        to Highest(1)    Ratio(2)          Highest(3)
----   ---------   -----------------   -----------   --------------   ----------   ----------------------
Asset Allocation Portfolio (Class 1)
2010     703,568   15.34 to 26.77(4)    13,343,319   0.85% to 1.25%      3.67%        27.69% to 27.83%(5)
2009     773,252   12.00 to 20.97(4)    11,543,112   0.85% to 1.25%      3.55%      -22.05% to -22.01%(5)
2008     869,404   15.39 to 26.90(4)    17,088,965   0.85% to 1.25%      2.88%        -0.32% to -0.30%(5)
2007     916,119   15.44 to 26.98(4)    18,467,182   0.85% to 1.25%      3.16%        10.59% to 10.74%(5)
2006     949,755   13.94 to 24.40(4)    17,818,596   0.85% to 1.25%      2.99%         9.93% to 10.37%(5)
Capital Appreciation Portfolio (Class 1)
2010   5,221,493   15.40 to 47.92(4)    89,668,733   0.85% to 1.25%      0.00%        44.33% to 44.91%
2009   6,103,781   10.63 to 33.20(4)    72,003,272   0.85% to 1.25%      0.00%      -34.86% to -34.60%
2008   7,277,987   16.25 to 50.97(4)   131,934,651   0.85% to 1.25%      0.34%          8.44% to 8.87%
2007   8,114,213   14.92 to 47.00(4)   135,629,169   0.85% to 1.25%      0.14%          9.24% to 9.68%
2006   7,778,119   13.61 to 43.03(4)   122,002,595   0.85% to 1.25%      0.27%        25.96% to 26.47%
Government and Quality Bond Portfolio (Class 1)
2010   4,361,104   15.82 to 20.26(4)    72,083,413   0.85% to 1.25%      4.93%          4.56% to 4.98%
2009   5,468,822   15.07 to 19.37(4)    85,971,493   0.85% to 1.25%      4.17%          2.30% to 2.71%
2008   5,992,724   14.67 to 18.94(4)    92,173,031   0.85% to 1.25%      3.74%          4.76% to 5.18%
2007   5,953,394   13.95 to 18.08(4)    87,861,069   0.85% to 1.25%      3.65%          5.23% to 5.65%
2006   5,852,159   13.20 to 17.18(4)    83,089,300   0.85% to 1.25%      3.77%        -1.00% to -0.60%
Growth Portfolio (Class 1)
2010   3,367,270   11.91 to 32.63(4)    45,414,987   0.85% to 1.25%      1.04%        40.20% to 40.76%
2009   4,008,018    8.46 to 23.28(4)    38,205,960   0.85% to 1.25%      0.91%      -36.22% to -35.96%
2008   4,982,926   13.21 to 36.50(4)    73,973,227   0.85% to 1.25%      0.73%        -2.18% to -1.79%
2007   5,772,736   13.45 to 37.31(4)    86,859,847   0.85% to 1.25%      0.61%        11.97% to 12.41%
2006   5,763,643   11.97 to 33.32(4)    79,074,823   0.85% to 1.25%      0.82%         17.64 to 18.11%
Asset Allocation Portfolio (Class 3)
2010     298,749   14.02 to 14.35        4,282,607   0.85% to 1.10%      3.32%        27.56% to 27.88%
2009     311,652   10.99 to 11.22        3,494,991   0.85% to 1.10%      3.28%      -22.12% to -21.93%
2008     265,948   14.11 to 14.37        3,820,926   0.85% to 1.10%      2.08%        -0.41% to -0.17%
2007     103,436   14.17 to 14.39        1,488,630   0.85% to 1.10%      1.64%     10.61%(6) to 10.95%(6)
2006          --               --               --              --         --                      --
Capital Appreciation Portfolio (Class 3)
2010   8,272,211   14.88 to 15.25      126,060,954   0.85% to 1.10%      0.00%        44.19% to 44.55%
2009   8,928,669   10.32 to 10.55       94,134,741   0.85% to 1.10%      0.00%      -34.93% to -34.77%
2008   6,845,459   15.86 to 16.17      110,634,862   0.85% to 1.10%      0.13%          8.33% to 8.60%
2007   3,085,252   14.64 to 14.89       45,912,750   0.85% to 1.10%      0.00%       9.53%(6) to 9.82%(6)
2006          --               --               --              --         --                      --
Government and Quality Bond Portfolio (Class 3)
2010   5,922,965   15.31 to 15.66       92,731,206   0.85% to 1.10%      4.48%          4.45% to 4.72%
2009   5,442,670   14.65 to 14.96       81,374,970   0.85% to 1.10%      3.70%          2.20% to 2.45%
2008   3,775,931   14.34 to 14.60       55,105,056   0.85% to 1.10%      3.27%          4.66% to 4.92%
2007   2,044,042   13.70 to 13.91       28,430,845   0.85% to 1.10%      1.30%       5.45%(6) to 5.71%(6)
2006          --               --               --              --         --                      --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                       At April 30                               For the Year Ended April 30
       ------------------------------------------   ----------------------------------------------------
                    Unit Fair Value                   Expense Ratio   Investment        Total Return
                       Lowest to       Net Assets        Lowest         Income            Lowest to
Year     Units        Highest ($)         ($)         to Highest(1)    Ratio(2)           Highest(3)
----   ---------   -----------------   ----------    --------------   ----------   ----------------------
Growth Portfolio (Class 3)
2010     411,516   11.51 to 11.79       4,853,062    0.85% to 1.10%      0.71%        39.93% to 40.41%
2009     472,674     8.23 to 8.40       3,970,032    0.85% to 1.10%      0.50%      -36.30% to -36.12%
2008     296,113   12.92 to 13.15       3,893,356    0.85% to 1.10%      0.43%        -2.21% to -2.04%
2007     143,500   13.21 to 13.42       1,925,911    0.85% to 1.10%      0.24%     12.29%(6) to 12.64%(6)
2006          --               --              --               --         --                      --
Natural Resources Portfolio (Class 3)
2010     797,301   10.67 to 10.78       8,588,981    0.85% to 1.10%      1.00%        42.47% to 42.83%
2009     864,571     7.49 to 7.54       6,521,441    0.85% to 1.10%      0.81%      -48.71% to -48.58%
2008     617,073   14.60 to 14.67       9,051,703    0.85% to 1.10%      0.69%        31.40% to 31.74%
2007     226,414   11.11 to 11.14       2,521,228    0.85% to 1.10%      0.18%     11.12%(6) to 11.36%(6)
2006          --               --              --               --         --                      --
Aggressive Growth Portfolio (Class 1)
2010     452,977    7.82 to 12.76(4)    4,910,061    0.85% to 1.25%      0.13%        48.43% to 49.03%
2009     483,218     5.25 to 8.60(4)    3,540,639    0.85% to 1.25%      0.82%      -45.77% to -45.56%
2008     584,193    9.64 to 15.86(4)    7,886,613    0.85% to 1.25%      0.64%      -19.13% to -18.80%
2007     686,222   11.87 to 19.61(4)   11,523,478    0.85% to 1.25%      0.10%        12.60% to 13.05%
2006     779,379   10.50 to 17.41(4)   11,882,825    0.85% to 1.25%      0.00%        22.91% to 23.40%
Alliance Growth Portfolio (Class 1)
2010   1,276,844    7.87 to 32.07(4)   26,182,996    0.85% to 1.25%      0.57%        34.09% to 34.63%
2009   1,429,844    5.85 to 23.92(4)   21,415,071    0.85% to 1.25%      0.19%      -31.59% to -31.31%
2008   1,797,555    8.51 to 34.96(4)   38,382,318    0.85% to 1.25%      0.05%        -0.58% to -0.18%
2007   2,189,625    8.53 to 35.16(4)   47,489,197    0.85% to 1.25%      0.13%          2.03% to 2.44%
2006   2,713,134    8.32 to 34.46(4)   59,181,349    0.85% to 1.25%      0.38%        27.10% to 27.61%
Balanced Portfolio (Class 1)
2010   1,331,189    9.69 to 16.42(4)   19,367,710    0.85% to 1.25%      3.28%        28.07% to 28.58%
2009   1,505,570    7.54 to 12.82(4)   17,053,832    0.85% to 1.25%      3.93%      -23.28% to -22.98%
2008   1,878,292    9.78 to 16.71(4)   28,239,635    0.85% to 1.25%      2.96%        -4.27% to -3.88%
2007   2,217,107   10.18 to 17.45(4)   35,003,995    0.85% to 1.25%      2.76%        11.47% to 11.92%
2006   2,737,772    9.10 to 15.66(4)   39,283,815    0.85% to 1.25%      2.52%          6.73% to 7.15%
Blue Chip Growth Portfolio (Class 1)
2010     196,720     5.78 to 5.92       1,162,098    0.85% to 1.10%      0.32%        32.80% to 33.13%
2009     211,535     4.35 to 4.44         938,950    0.85% to 1.10%      0.54%      -31.55% to -31.37%
2008     248,749     6.36 to 6.48       1,608,902    0.85% to 1.10%      0.35%        -0.44% to -0.19%
2007     289,877     6.39 to 6.49       1,878,739    0.85% to 1.10%      0.25%         9.97% to 10.25%
2006     288,625     5.81 to 5.88       1,696,323    0.85% to 1.10%      0.56%        10.92% to 11.20%
Capital Growth Portfolio (Class 1)
2010     217,991     7.26 to 7.43       1,617,471    0.85% to 1.10%      0.00%        33.16% to 33.50%
2009     211,903     5.45 to 5.57       1,178,444    0.85% to 1.10%      0.00%      -38.05% to -37.90%
2008     217,046     8.81 to 8.96       1,943,884    0.85% to 1.10%      1.18%          1.64% to 1.89%
2007     247,323     8.66 to 8.80       2,174,280    0.85% to 1.10%      0.31%        14.30% to 14.58%
2006     248,835     7.58 to 7.68       1,909,317    0.85% to 1.10%      0.45%        16.75% to 17.04%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                       At April 30                              For the Year Ended April 30
       ------------------------------------------   ---------------------------------------------------
                    Unit Fair Value                   Expense Ratio   Investment       Total Return
                       Lowest to        Net Assets       Lowest         Income          Lowest to
Year     Units        Highest ($)          ($)        to Highest(1)    Ratio(2)         Highest(3)
----   ---------   -----------------   -----------   --------------   ----------   ---------------------
Cash Management Portfolio (Class 1)
2010   1,662,599   11.85 to 13.89(4)    20,531,580   0.85% to 1.25%      2.53%       -1.31% to -0.91%
2009   3,643,431   11.95 to 14.07(4)    44,673,769   0.85% to 1.25%      3.51%       -0.63% to -0.23%
2008   2,585,728   11.98 to 14.16(4)    32,502,964   0.85% to 1.25%      3.25%         2.19% to 2.60%
2007   1,908,753   11.68 to 13.86(4)    23,875,174   0.85% to 1.25%      2.55%         3.63% to 4.04%
2006   1,566,098   11.23 to 13.37(4)    19,153,946   0.85% to 1.25%      0.86%         2.15% to 2.56%
Corporate Bond Portfolio (Class 1)
2010   4,262,004   19.28 to 23.64(4)    82,939,768   0.85% to 1.25%      5.91%       26.67% to 27.18%
2009   4,991,101   15.16 to 18.66(4)    76,317,039   0.85% to 1.25%      4.72%       -3.52% to -3.13%
2008   5,908,285   15.65 to 19.34(4)    93,350,119   0.85% to 1.25%      3.89%         3.13% to 3.54%
2007   5,762,823   15.12 to 18.75(4)    88,117,103   0.85% to 1.25%      4.34%         7.31% to 7.74%
2006   5,268,308   14.03 to 17.48(4)    75,119,224   0.85% to 1.25%      4.39%         1.40% to 1.81%
Davis Venture Value Portfolio (Class 1)
2010   5,019,192   13.90 to 34.97(4)    77,486,056   0.85% to 1.25%      1.50%       37.24% to 37.80%
2009   5,852,219   10.09 to 25.48(4)    65,272,627   0.85% to 1.25%      2.04%     -36.45% to -36.20%
2008   7,123,996   15.81 to 40.10(4)   124,976,792   0.85% to 1.25%      0.92%       -3.92% to -3.54%
2007   8,070,942   16.39 to 41.73(4)   148,405,314   0.85% to 1.25%      0.98%       13.90% to 14.35%
2006   7,926,993   14.34 to 36.64(4)   127,172,101   0.85% to 1.25%      0.96%       16.03% to 16.50%
"Dogs" of Wall Street Portfolio (Class 1)
2010     245,172   11.92 to 14.04        3,064,652   0.85% to 1.25%      4.53%       37.01% to 37.56%(5)
2009     261,903    8.70 to 10.20        2,363,708   0.85% to 1.25%      3.97%     -31.73% to -31.45%(5)
2008     303,915   12.75 to 14.89        3,993,931   0.85% to 1.25%      2.67%       -6.81% to -6.44%(5)
2007     373,356   13.68 to 15.91        5,265,702   0.85% to 1.25%      2.40%       16.44% to 16.90%
2006     449,685   11.75 to 13.61        5,417,029   0.85% to 1.25%      2.52%         5.77% to 6.19%
Emerging Markets Portfolio (Class 1)
2010     529,158   20.80 to 25.79       11,930,433   0.85% to 1.25%      0.00%       52.37% to 52.98%
2009     531,514   13.65 to 16.86        7,786,851   0.85% to 1.25%      2.11%     -46.75% to -46.54%
2008     687,305   25.64 to 31.53       19,068,073   0.85% to 1.25%      1.93%       20.50% to 20.98%
2007     705,715   21.28 to 26.06       16,152,724   0.85% to 1.25%      0.95%       16.26% to 16.72%
2006     814,147   18.30 to 22.33       15,776,403   0.85% to 1.25%      0.28%       63.38% to 64.03%
Equity Index Portfolio (Class 1)
2010   1,249,940             8.95       11,187,954            1.25%      2.51%                 36.45%
2009   1,426,489             6.56        9,357,126            1.25%      2.48%                -36.27%
2008   1,882,083            10.29       19,373,157            1.25%      1.58%                 -6.28%
2007   2,345,019            10.98       25,756,567            1.25%      1.56%                 13.14%
2006   3,059,876             9.71       29,704,711            1.25%      1.60%                 13.47%
Equity Opportunities Portfolio (Class 1)
2010     954,759   11.31 to 17.71(4)    11,559,562   0.85% to 1.25%      1.23%       32.30% to 32.84%
2009   1,137,507    8.51 to 13.39(4)    10,300,983   0.85% to 1.25%      1.86%     -32.23% to -31.96%
2008   1,374,566   12.51 to 19.76(4)    18,231,057   0.85% to 1.25%      1.84%       -8.00% to -7.63%
2007   1,550,960   13.55 to 21.47(4)    22,389,453   0.85% to 1.25%      1.63%       11.61% to 12.05%
2006   1,671,136   12.09 to 19.24(4)    21,804,571   0.85% to 1.25%      1.55%       11.45% to 11.90%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                               For the Year Ended April 30
       ------------------------------------------   ---------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment       Total Return
                       Lowest to       Net Assets      Lowest         Income          Lowest to
Year     Units        Highest ($)          ($)       to Highest(1)    Ratio(2)         Highest(3)
----   ---------   -----------------   ----------   --------------   ----------  ----------------------
Fundamental Growth Portfolio (Class 1)
2010   1,279,596    6.48 to 16.75(4)   12,234,593   0.85% to 1.25%      0.00%       33.69% to 34.42%
2009   1,522,209    4.83 to 12.53(4)   10,568,571   0.85% to 1.25%      0.00%     -40.72% to -40.48%
2008   1,859,610    8.11 to 21.14(4)   21,612,238   0.85% to 1.25%      0.00%         6.59% to 7.02%
2007   2,167,678    7.58 to 19.83(4)   24,040,160   0.85% to 1.25%      0.02%         4.32% to 4.74%
2006   2,549,419    7.24 to 19.01(4)   28,011,037   0.85% to 1.25%      0.61%       15.98% to 16.45%
Global Bond Portfolio (Class 1)
2010     943,118   16.52 to 22.35(4)   16,435,450   0.85% to 1.25%      3.45%       10.78% to 11.23%
2009   1,054,671   14.85 to 20.18(4)   16,526,291   0.85% to 1.25%      3.46%       -4.63% to -4.24%
2008   1,270,133   15.51 to 21.16(4)   20,864,229   0.85% to 1.25%      0.49%       13.57% to 14.03%
2007     818,750   13.60 to 18.63(4)   12,192,862   0.85% to 1.25%      9.13%         2.82% to 3.23%(5)
2006     737,348   13.18 to 18.12(4)   10,985,195   0.85% to 1.25%      3.23%         2.47% to 2.88%(5)
Global Equities Portfolio (Class 1)
2010     456,589    9.04 to 20.15(4)    6,257,961   0.85% to 1.25%      2.62%       37.29% to 37.84%
2009     489,251    6.56 to 14.68(4)    4,927,724   0.85% to 1.25%      2.81%     -41.70% to -41.47%
2008     620,943   11.21 to 25.18(4)   10,592,395   0.85% to 1.25%      1.24%       -3.66% to -3.27%
2007     697,578   11.59 to 26.14(4)   12,617,488   0.85% to 1.25%      0.89%       16.51% to 16.98%
2006     703,263    9.91 to 22.43(4)   11,363,594   0.85% to 1.25%      0.26%       34.21% to 34.75%
Growth Opportunities Portfolio (Class 1)
2010     282,175     5.71 to 5.91       1,614,772   0.85% to 1.10%      0.00%       35.23% to 35.57%
2009     188,057     4.21 to 4.37         793,208   0.85% to 1.10%      0.00%     -31.48% to -31.31%
2008     175,626     6.13 to 6.38       1,077,783   0.85% to 1.10%      0.00%         2.41% to 2.67%
2007     181,505     5.97 to 6.23       1,085,841   0.85% to 1.10%      0.00%       -0.92% to -0.68%
2006     183,198     6.01 to 6.28       1,104,632   0.85% to 1.10%      0.00%       36.75% to 37.11%
Growth-Income Portfolio (Class 1)
2010   1,339,853    8.55 to 26.31(4)   21,795,448   0.85% to 1.25%      1.38%       30.87% to 31.40%
2009   1,588,482    6.51 to 20.11(4)   19,101,948   0.85% to 1.25%      1.36%     -37.60% to -37.35%
2008   1,960,560   10.39 to 32.22(4)   38,263,550   0.85% to 1.25%      0.98%       -5.23% to -4.85%(5)
2007   2,172,631   10.92 to 34.00(4)   46,157,588   0.85% to 1.25%      0.75%         8.88% to 9.32%(5)
2006   2,508,957    9.99 to 31.22(4)   51,800,247   0.85% to 1.25%      0.56%       16.84% to 17.30%
High-Yield Bond Portfolio (Class 1)
2010   1,007,680   15.63 to 21.55(4)   16,112,514   0.85% to 1.25%      8.43%       36.56% to 36.75%(5)
2009   1,071,185   11.43 to 15.78(4)   12,495,060   0.85% to 1.25%     12.09%     -25.73% to -25.63%(5)
2008   1,122,869   15.36 to 21.25(4)   17,677,184   0.85% to 1.25%      7.63%       -3.84% to -3.68%(5)
2007   1,264,402   15.95 to 22.09(4)   20,788,545   0.85% to 1.25%      7.63%       10.90% to 11.06%(5)
2006   1,158,420   14.36 to 19.92(4)   17,292,845   0.85% to 1.25%      9.75%       15.09% to 15.55%(5)
International Diversified Equities Portfolio (Class 1)
2010     735,805   12.64 to 13.61(4)    7,049,135   0.85% to 1.25%      1.27%       33.73% to 34.34%
2009     697,860    9.45 to 10.13(4)    5,081,136   0.85% to 1.25%      4.13%     -42.42% to -42.26%(5)
2008     842,165   16.41 to 17.55(4)   10,620,895   0.85% to 1.25%      2.09%         2.47% to 2.73%(5)
2007     812,228   16.02 to 17.08(4)   10,099,384   0.85% to 1.25%      0.41%       15.00% to 15.42%(5)
2006     749,276   13.93 to 14.80(4)    8,378,646   0.85% to 1.25%      1.44%       33.28% to 33.81%(5)

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At April 30                              For the Year Ended April 30
       --------------------------------------------   ------------------------------------------------
                     Unit Fair Value                   Expense Ratio   Investment      Total Return
                        Lowest to        Net Assets       Lowest         Income         Lowest to
Year     Units          Highest ($)          ($)       to Highest(1)    Ratio(2)        Highest(3)
----   ----------   -----------------   -----------   --------------   ----------   ------------------
International Growth and Income Portfolio (Class 1)
2010    1,094,527   10.85 to 13.62(4)    12,692,943   0.85% to 1.25%      0.00%       34.67% to 35.21%
2009    1,283,469    8.03 to 10.11(4)    11,009,858   0.85% to 1.25%      3.73%     -48.39% to -48.19%
2008    1,900,582   15.49 to 19.60(4)    31,204,073   0.85% to 1.25%      1.67%       -5.30% to -4.92%
2007    1,930,818   16.29 to 20.69(4)    33,618,066   0.85% to 1.25%      1.26%       17.01% to 17.48%
2006    1,624,150   13.87 to 17.68(4)    24,427,654   0.85% to 1.25%      0.81%       34.94% to 35.48%
MFS Massachusetts Investors Trust Portfolio (Class 1)
2010      432,720   10.47 to 10.71        4,622,329   0.85% to 1.10%      1.21%       34.18% to 34.52%
2009      388,579     7.80 to 7.96        3,085,844   0.85% to 1.10%      1.20%     -32.13% to -31.96%
2008      492,672   11.49 to 11.70        5,753,833   0.85% to 1.10%      1.18%         0.51% to 0.77%
2007      571,906   11.43 to 11.61        6,629,932   0.85% to 1.10%      0.70%       12.29% to 12.57%
2006      651,510   10.18 to 10.31        6,711,198   0.85% to 1.10%      0.76%       16.12% to 16.41%
MFS Total Return Portfolio (Class 1)
2010    7,118,289   15.32 to 15.67      111,383,180   0.85% to 1.10%      3.72%       23.71% to 24.02%
2009    8,100,695   12.38 to 12.64      102,227,600   0.85% to 1.10%      3.66%     -21.50% to -21.30%
2008   10,055,681   15.77 to 16.06      161,294,974   0.85% to 1.10%      2.66%       -4.27% to -4.03%
2007   10,626,450   16.47 to 16.73      177,627,795   0.85% to 1.10%      2.38%       12.03% to 12.31%
2006   10,086,264   14.70 to 14.90      150,133,917   0.85% to 1.10%      2.06%         7.31% to 7.57%
Mid-Cap Growth Portfolio (Class 1)
2010      415,544     8.78 to 8.98        3,721,809   0.85% to 1.10%      0.00%       39.52% to 39.87%
2009      361,701     6.29 to 6.42        2,318,266   0.85% to 1.10%      0.00%     -33.90% to -33.74%
2008      441,212     9.52 to 9.69        4,268,355   0.85% to 1.10%      0.24%         1.85% to 2.10%
2007      432,792     9.34 to 9.49        4,101,234   0.85% to 1.10%      0.00%         2.10% to 2.35%
2006      462,785     9.15 to 9.27        4,286,330   0.85% to 1.10%      0.00%       21.60% to 21.90%
Real Estate Portfolio (Class 1)
2010      243,412   21.89 to 26.38        5,984,972   0.85% to 1.25%      2.02%       55.42% to 56.04%
2009      299,890   14.08 to 16.91        4,756,909   0.85% to 1.25%      4.34%     -49.67% to -49.47%
2008      382,374   27.98 to 33.46       11,983,610   0.85% to 1.25%      1.55%     -16.91% to -16.58%
2007      589,555   33.68 to 40.11       22,020,106   0.85% to 1.25%      1.24%       25.16% to 25.66%
2006      561,998   26.91 to 31.92       16,598,621   0.85% to 1.25%      1.81%       29.08% to 29.59%
Small Company Value Portfolio (Class 1)
2010      196,455   18.36 to 25.55        5,017,112   0.85% to 1.25%      0.75%       49.63% to 50.20%
2009      196,515   12.23 to 17.08        3,353,978   0.85% to 1.25%      0.59%     -32.17% to -31.88%
2008      247,131   17.95 to 25.18        6,218,989   0.85% to 1.25%      0.00%     -13.59% to -13.23%
2007      340,916   20.69 to 29.13        9,928,447   0.85% to 1.25%      0.01%         7.15% to 7.58%
2006      384,470   19.23 to 27.19       10,450,373   0.85% to 1.25%      6.09%       32.88% to 33.41%
Technology Portfolio (Class 1)
2010      205,324     2.16 to 2.21          453,275   0.85% to 1.10%      0.00%       40.56% to 40.91%
2009      161,321     1.54 to 1.57          252,953   0.85% to 1.10%      0.00%     -35.24% to -35.07%
2008      177,656     2.38 to 2.42          429,037   0.85% to 1.10%      0.00%       -1.43% to -1.18%
2007      147,503     2.41 to 2.45          360,403   0.85% to 1.10%      0.00%         1.20% to 1.45%
2006      170,038     2.38 to 2.41          409,580   0.85% to 1.10%      0.00%       16.64% to 16.93%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                       At April 30                               For the Year Ended April 30
       ------------------------------------------   ----------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment        Total Return
                       Lowest to       Net Assets       Lowest         Income            Lowest to
Year     Units         Highest ($)         ($)       to Highest(1)    Ratio(2)          Highest(3)
----   ---------   -----------------   ----------   --------------   ----------   ----------------------
Telecom Utility Portfolio (Class 1)
2010     156,310   11.23 to 15.03(4)    2,123,879   0.85% to 1.25%      5.35%        34.46% to 35.00%
2009     185,202    8.32 to 11.18(4)    1,862,882   0.85% to 1.25%      3.03%      -37.78% to -37.56%(5)
2008     222,071   13.32 to 17.97(4)    3,621,268   0.85% to 1.25%      3.04%          7.31% to 7.53%(5)
2007     228,872   12.39 to 16.75(4)    3,559,841   0.85% to 1.25%      3.49%        29.03% to 29.65%
2006     247,300    9.56 to 12.98(4)    3,055,430   0.85% to 1.25%      4.30%        10.50% to 11.25%
Total Return Bond Portfolio (Class 1)
2010   1,092,584   18.32 to 26.76(4)   20,624,924   0.85% to 1.25%      1.93%         9.76% to 10.20%
2009     902,304   16.62 to 24.38(4)   15,551,746   0.85% to 1.25%      3.08%          6.13% to 6.56%
2008     431,252   15.60 to 22.97(4)    7,169,673   0.85% to 1.25%      6.45%          1.70% to 2.11%
2007     441,898   15.28 to 22.59(4)    7,255,884   0.85% to 1.25%      7.41%          9.53% to 9.97%
2006     437,925   13.89 to 20.62(4)    6,610,256   0.85% to 1.25%      7.77%        10.07% to 10.51%
Aggressive Growth Portfolio (Class 3)
2010      69,587     7.62 to 7.74         538,324   0.85% to 1.10%      0.00%        48.54% to 48.66%
2009      62,443     5.13 to 5.21         325,076   0.85% to 1.10%      0.39%      -45.75% to -45.71%
2008      54,796     9.45 to 9.59         525,484   0.85% to 1.10%      0.38%      -19.04% to -18.99%
2007      27,200   11.67 to 11.84         321,940   0.85% to 1.10%      0.00%     13.05%(6) to 13.31%(6)
2006          --               --              --              --         --                      --
Alliance Growth Portfolio (Class 3)
2010   1,563,530     7.61 to 7.79      12,172,881   0.85% to 1.10%      0.32%        33.95% to 34.29%
2009   1,773,630     5.68 to 5.80      10,283,061   0.85% to 1.10%      0.00%      -31.66% to -31.49%
2008   1,941,059     8.31 to 8.47      16,426,222   0.85% to 1.10%      0.00%        -0.68% to -0.43%
2007   1,540,187     8.37 to 8.50      13,090,904   0.85% to 1.10%      0.00%       2.62%(6) to 2.89%(6)
2006          --               --              --              --         --                      --
Balanced Portfolio (Class 3)
2010     319,769    9.32 to 9.60        3,067,877   0.85% to 1.10%      2.79%        27.94% to 28.26%
2009     266,206    7.28 to 7.48        1,991,393   0.85% to 1.10%      3.37%      -23.43% to -23.18%
2008     157,604    9.51 to 9.74        1,535,078   0.85% to 1.10%      2.44%        -4.61% to -4.07%
2007      72,752   9.97 to 10.15          738,657   0.85% to 1.10%      2.46%     11.39%(6) to 11.95%(6)
2006          --              --               --              --         --                      --
Blue Chip Growth Portfolio (Class 3)
2010     220,394     5.68 to 5.86       1,290,834   0.85% to 1.10%      0.05%        32.36% to 32.80%
2009     199,873     4.29 to 4.41         881,600   0.85% to 1.10%      0.19%      -31.94% to -31.54%
2008     114,836     6.31 to 6.44         739,922   0.85% to 1.10%      0.09%        -0.82% to -0.44%
2007      31,532     6.36 to 6.47         204,059   0.85% to 1.10%      0.01%      9.90%(6) to 10.38%(6)
2006          --               --              --               --        --                      --
Capital Growth Portfolio (Class 3)
2010     506,120     7.18 to 7.35       3,721,024   0.85% to 1.10%      0.00%        32.83% to 33.17%
2009     542,220     5.41 to 5.52       2,993,747   0.85% to 1.10%      0.00%      -38.21% to -38.05%
2008     315,718     8.75 to 8.92       2,814,010   0.85% to 1.10%      0.80%          1.39% to 1.65%
2007     111,654     8.63 to 8.77         978,668   0.85% to 1.10%      0.07%     14.37%(6) to 14.75%(6)
2006          --               --              --              --         --                      --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                       At April 30                                For the Year Ended April 30
       -------------------------------------------   ----------------------------------------------------
                     Unit Fair Value                  Expense Ratio   Investment        Total Return
                        Lowest to       Net Assets       Lowest         Income            Lowest to
Year      Units         Highest ($)         ($)       to Highest(1)    Ratio(2)          Highest(3)
----   ----------   ----------------   -----------   --------------   ----------   ----------------------
Cash Management Portfolio (Class 3)
2010      925,860     11.41 to 11.73    10,857,389   0.85% to 1.10%      2.47%        -1.41% to -1.16%
2009    1,880,894     11.57 to 11.87    22,315,806   0.85% to 1.10%      3.30%        -0.81% to -0.48%
2008      903,247     11.66 to 11.92    10,769,286   0.85% to 1.10%      2.74%          1.90% to 2.34%
2007      221,901     11.45 to 11.65     2,585,109   0.85% to 1.10%      1.18%       3.06%(6) to 3.78%(6)
2006           --                 --            --              --         --                      --
Corporate Bond Portfolio (Class 3)
2010   10,147,495     18.64 to 19.09   193,626,348   0.85% to 1.10%      5.66%        26.55% to 26.87%
2009   10,287,566     14.73 to 15.05   154,733,770   0.85% to 1.10%      4.44%        -3.61% to -3.37%
2008    7,546,558     15.29 to 15.57   117,474,094   0.85% to 1.10%      3.28%          3.02% to 3.28%
2007    2,737,040     14.84 to 15.08    41,252,054   0.85% to 1.10%      2.33%       7.41%(6) to 7.69%(6)
2006           --                 --            --              --         --                      --
Davis Venture Value Portfolio (Class 3)
2010    7,158,170     13.44 to 13.76    98,476,046   0.85% to 1.10%      1.19%        37.11% to 37.45%
2009    7,608,802      9.81 to 10.01    76,156,795   0.85% to 1.10%      1.65%      -36.51% to -36.35%
2008    5,189,859     15.44 to 15.73    81,616,529   0.85% to 1.10%      0.65%        -4.02% to -3.78%
2007    2,334,998     16.09 to 16.35    38,159,680   0.85% to 1.10%      0.47%     14.21%(6) to 14.51%(6)
2006           --                 --            --              --         --                      --
"Dogs" of Wall Street Portfolio (Class 3)
2010       55,223     13.58 to 13.90       766,925   0.85% to 1.10%      4.12%        36.87% to 37.22%
2009       58,953      9.92 to 10.13       596,737   0.85% to 1.10%      3.41%      -31.79% to -31.62%
2008       58,757     14.55 to 14.81       869,654   0.85% to 1.10%      1.87%        -6.91% to -6.68%
2007       15,406     15.63 to 15.87       244,392   0.85% to 1.10%      1.08%     16.65%(6) to 17.21%(6)
2006           --                 --            --             --          --                      --
Emerging Markets Portfolio (Class 3)
2010      430,023     24.98 to 25.52    10,970,729   0.85% to 1.10%      0.00%        52.21% to 52.60%
2009      445,284     16.41 to 16.72     7,445,005   0.85% to 1.10%      1.78%      -46.81% to -46.67%
2008      187,242     30.86 to 31.36     5,869,661   0.85% to 1.10%      1.52%        20.38% to 20.68%
2007       78,177     25.63 to 25.99     2,030,305   0.85% to 1.10%      0.43%     15.89%(6) to 16.18%(6)
2006           --                 --            --              --         --                      --
Equity Opportunities Portfolio (Class 3)
2010       94,238     10.94 to 11.20     1,054,142   0.85% to 1.10%      0.88%        32.17% to 32.51%
2009       86,148       8.28 to 8.45       727,097   0.85% to 1.10%      1.45%      -32.30% to -32.13%
2008       77,706     12.23 to 12.45       966,485   0.85% to 1.10%      1.48%        -8.09% to -7.86%
2007       44,392     13.31 to 13.51       599,323   0.85% to 1.10%      0.91%     11.80%(6) to 12.09%(6)
2006           --                 --            --              --         --                      --
Foreign Value Portfolio (Class 3)
2010    6,529,426       9.21 to 9.30    60,706,930   0.85% to 1.10%      2.38%        28.85% to 29.18%
2009    6,208,269       7.15 to 7.20    44,685,557   0.85% to 1.10%      3.27%      -39.79% to -39.64%
2008    3,247,960     11.87 to 11.93    38,732,779   0.85% to 1.10%      1.64%        -2.48% to -2.24%
2007    1,412,237     12.17 to 12.20    17,227,088   0.85% to 1.10%      0.51%     21.70%(6) to 21.99%(6)
2006           --                 --            --              --         --                      --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                             For the Year Ended April 30
       ----------------------------------------   ----------------------------------------------------
                   Unit Fair Value                 Expense Ratio   Investment        Total Return
                      Lowest to      Net Assets       Lowest         Income            Lowest to
Year     Units        Highest ($)        ($)       to Highest(1)    Ratio(2)          Highest(3)
----   ---------   ---------------   ----------   --------------   ----------   ----------------------
Fundamental Growth Portfolio (Class 3)
2010     531,294      6.24 to 6.42    3,410,422   0.85% to 1.10%      0.00%        33.50% to 33.89%
2009     549,106      4.67 to 4.80    2,632,658   0.85% to 1.10%      0.00%      -40.80% to -40.64%
2008     177,756      7.89 to 8.08    1,435,774   0.85% to 1.10%      0.00%          6.18% to 6.83%
2007      11,279      7.43 to 7.56       85,279   0.85% to 1.10%      0.00%       4.81%(6) to 5.26%(6)
2006          --                --           --              --         --                      --
Global Bond Portfolio (Class 3)
2010   1,619,008    15.98 to 16.35   26,465,854   0.85% to 1.10%      3.16%        10.67% to 10.95%
2009   1,434,506    14.44 to 14.74   21,135,804   0.85% to 1.10%      3.23%        -4.72% to -4.48%
2008     818,108    15.16 to 15.43   12,619,049   0.85% to 1.10%      0.24%        13.46% to 13.74%
2007     191,065    13.36 to 13.57    2,590,965   0.85% to 1.10%      5.37%       2.58%(6) to 2.83%(6)
2006          --                --           --              --         --                      --
Global Equities Portfolio (Class 3)
2010     143,787      8.77 to 8.95    1,287,438   0.85% to 1.10%      2.36%        37.36% to 37.50%
2009     129,923      6.38 to 6.51      846,044   0.85% to 1.10%      2.42%      -41.69% to -41.62%
2008     150,531    10.95 to 11.15    1,678,705   0.85% to 1.10%      1.03%        -3.74% to -3.51%
2007     112,385    11.38 to 11.56    1,298,904   0.85% to 1.10%      0.40%     16.27%(6) to 16.66%(6)
2006          --                --           --              --         --                      --
Growth Opportunities Portfolio (Class 3)
2010   3,373,930      5.65 to 5.84   19,069,413   0.85% to 1.10%      0.00%        34.89% to 35.23%
2009   2,777,829      4.18 to 4.33   11,608,941   0.85% to 1.10%      0.00%      -31.65% to -31.48%
2008     191,851      6.10 to 6.34    1,170,449   0.85% to 1.10%      0.00%          2.16% to 2.42%
2007      87,358      5.95 to 6.21      520,946   0.85% to 1.10%      0.00%     -0.96%(6) to -0.64%(6)
2006          --                --           --              --         --                      --
Growth-Income Portfolio (Class 3)
2010     572,944      8.23 to 8.46    4,846,592   0.85% to 1.10%      1.05%        30.75% to 31.07%
2009     617,396      6.29 to 6.46    3,984,803   0.85% to 1.10%      1.00%      -37.67% to -37.51%
2008     569,721    10.10 to 10.33    5,885,515   0.85% to 1.10%      0.66%        -5.37% to -5.08%
2007     101,291    10.67 to 10.89    1,102,657   0.85% to 1.10%      0.21%       8.52%(6) to 9.30%(6)
2006          --                --           --              --         --                      --
High-Yield Bond Portfolio (Class 3)
2010   2,616,062    14.78 to 15.11   39,518,502   0.85% to 1.10%      8.11%        36.42% to 36.76%
2009   2,789,881    10.84 to 11.05   30,816,932   0.85% to 1.10%     12.02%      -25.81% to -25.62%
2008   1,832,333    14.61 to 14.86   27,212,609   0.85% to 1.10%      6.49%        -3.93% to -3.69%
2007     450,753    15.20 to 15.42    6,950,276   0.85% to 1.10%      4.12%     10.71%(6) to 10.99%(6)
2006          --                --           --              --         --                      --
International Diversified Equities Portfolio (Class 3)
2010     686,627      8.19 to 8.37    5,745,607   0.85% to 1.10%      0.99%        33.60% to 33.93%
2009     739,607      6.13 to 6.25    4,621,050   0.85% to 1.10%      4.05%      -42.47% to -42.33%
2008     519,361    10.65 to 10.84    5,626,325   0.85% to 1.10%      1.75%          2.37% to 2.62%
2007     215,249    10.40 to 10.56    2,272,248   0.85% to 1.10%      0.16%     14.62%(6) to 14.92%(6)
2006          --                --           --              --         --                      --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                               For the Year Ended April 30
       -----------------------------------------   ----------------------------------------------------
                   Unit Fair Value                  Expense Ratio   Investment        Total Return
                      Lowest to       Net Assets       Lowest         Income            Lowest to
Year     Units        Highest ($)         ($)       to Highest(1)    Ratio(2)          Highest(3)
----   ---------   ---------------   -----------   --------------   ----------   ----------------------
International Growth and Income Portfolio (Class 3)
2010   3,640,836    10.50 to 10.74    39,102,219   0.85% to 1.10%      0.00%        34.53% to 34.87%
2009   3,804,703      7.81 to 7.97    30,298,969   0.85% to 1.10%      3.17%      -48.45% to -48.32%
2008   1,501,532    15.14 to 15.41    23,134,118   0.85% to 1.10%      1.28%        -5.39% to -5.16%
2007     423,527    16.01 to 16.25     6,879,058   0.85% to 1.10%      0.63%     16.72%(6) to 17.01%(6)
2006          --                --            --              --         --                      --
Marsico Focused Growth Portfolio (Class 3)
2010     301,502      9.33 to 9.42     2,839,063   0.85% to 1.10%      0.46%        35.74% to 36.08%
2009     314,756      6.87 to 6.92     2,178,337   0.85% to 1.10%      0.27%      -36.46% to -36.30%
2008     305,656    10.81 to 10.87     3,320,771   0.85% to 1.10%      0.00%          3.19% to 3.44%
2007     203,598    10.48 to 10.51     2,138,576   0.85% to 1.10%      0.00%       4.80%(6) to 5.06%(6)
2006          --                --            --              --         --                      --
MFS Massachusetts Investors Trust Portfolio (Class 3)
2010   2,600,213    10.23 to 10.59    27,533,113   0.85% to 1.10%      1.03%        33.85% to 34.19%
2009   2,201,312      7.64 to 7.90    17,372,829   0.85% to 1.10%      0.66%      -32.30% to -32.13%
2008      45,027    11.29 to 11.63       523,067   0.85% to 1.10%      0.90%          0.24% to 0.51%
2007      15,110    11.26 to 11.57       174,212   0.85% to 1.10%      0.21%     12.58%(6) to 12.91%(6)
2006          --                --            --              --         --                      --
MFS Total Return Portfolio (Class 3)
2010   8,613,941    15.16 to 15.51   133,562,906   0.85% to 1.10%      3.43%        23.40% to 23.71%
2009   9,125,344    12.28 to 12.54   114,373,843   0.85% to 1.10%      3.37%      -21.69% to -21.50%
2008   7,467,400    15.68 to 15.97   119,224,419   0.85% to 1.10%      2.18%        -4.52% to -4.28%
2007   2,743,739    16.43 to 16.69    45,763,499   0.85% to 1.10%      1.25%     12.13%(6) to 12.42%(6)
2006          --                --            --              --         --                      --
Mid-Cap Growth Portfolio (Class 3)
2010     281,931      8.69 to 8.89     2,504,081   0.85% to 1.10%      0.00%        39.17% to 39.52%
2009     222,621      6.24 to 6.37     1,417,554   0.85% to 1.10%      0.00%      -34.07% to -33.90%
2008     163,829      9.47 to 9.64     1,578,667   0.85% to 1.10%      0.03%          1.59% to 1.85%
2007      90,634      9.32 to 9.46       857,521   0.85% to 1.10%      0.00%       2.69%(6) to 2.94%(6)
2006          --                --            --              --         --                      --
Real Estate Portfolio (Class 3)
2010     940,383    25.51 to 26.10    24,538,873   0.85% to 1.10%      1.63%        55.26% to 55.65%
2009   1,120,199    16.43 to 16.77    18,781,465   0.85% to 1.10%      3.18%      -49.72% to -49.60%
2008     195,450    32.68 to 33.27     6,501,661   0.85% to 1.10%      1.26%      -17.00% to -16.79%
2007     102,154    39.37 to 39.99     4,083,352   0.85% to 1.10%      0.58%     26.23%(6) to 26.59%(6)
2006          --                --            --              --         --                      --
Small & Mid Cap Value Portfolio (Class 3)
2010   4,387,802    11.18 to 11.29    49,530,176   0.85% to 1.10%      0.53%        59.19% to 59.59%
2009   4,937,535      7.02 to 7.07    34,926,394   0.85% to 1.10%      0.23%      -33.50% to -33.33%
2008   1,362,455    10.56 to 10.61    14,456,548   0.85% to 1.10%      0.44%        -7.76% to -7.52%
2007     908,556    11.44 to 11.47    10,425,086   0.85% to 1.10%      0.05%     14.45%(6) to 14.75%(6)
2006          --                --            --              --         --                      --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                       At April 30                               For the Year Ended April 30
       ------------------------------------------   ----------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment        Total Return
                       Lowest to       Net Assets       Lowest         Income            Lowest to
Year      Units        Highest ($)         ($)       to Highest(1)    Ratio(2)          Highest(3)
----   ----------   ---------------   -----------   --------------   ----------   ----------------------
Small Company Value Portfolio (Class 3)
2010    3,141,661      9.33 to 9.42    29,592,411   0.85% to 1.10%      0.51%        49.48% to 49.86%
2009    3,367,697      6.24 to 6.29    21,168,104   0.85% to 1.10%      0.23%      -32.24% to -32.07%
2008    1,666,072      9.21 to 9.25    15,416,331   0.85% to 1.10%      0.00%      -13.70% to -13.48%
2007      314,883    10.67 to 10.70     3,367,814   0.85% to 1.10%      0.00%       6.69%(6) to 6.96%(6)
2006           --                --            --              --         --                      --
Technology Portfolio (Class 3)
2010      316,033      2.12 to 2.19       691,777   0.85% to 1.10%      0.00%        39.38% to 40.56%
2009      287,583      1.52 to 1.56       447,853   0.85% to 1.10%      0.00%      -35.51% to -35.24%
2008      149,648      2.36 to 2.40       359,865   0.85% to 1.10%      0.00%        -1.83% to -1.43%
2007       16,146      2.40 to 2.44        39,385   0.85% to 1.10%      0.00%       1.36%(6) to 1.72%(6)
2006           --                --            --              --         --                      --
Telecom Utility Portfolio (Class 3)
2010       69,438    10.21 to 10.43       723,892   0.85% to 1.10%      5.09%        34.32% to 34.66%
2009       83,648      7.60 to 7.75       647,657   0.85% to 1.10%      2.67%      -37.85% to -37.69%
2008       58,854    12.23 to 12.44       731,526   0.85% to 1.10%      1.42%          7.16% to 7.50%
2007        2,799    11.41 to 11.57        32,370   0.85% to 1.10%      0.48%     21.19%(7) to 21.26%(7)
2006           --                --            --              --         --                      --
Total Return Bond Portfolio (Class 3)
2010    4,202,010    17.73 to 18.13    76,162,443   0.85% to 1.10%      1.76%          9.65% to 9.93%
2009    2,997,955    16.17 to 16.49    49,435,090   0.85% to 1.10%      2.66%          6.03% to 6.29%
2008      189,877    15.25 to 15.52     2,945,070   0.85% to 1.10%      5.88%          1.60% to 1.85%
2007      102,373    15.01 to 15.23     1,559,010   0.85% to 1.10%      3.60%       9.42%(6) to 9.69%(6)
2006           --                --            --              --         --                      --
Capital Growth Portfolio (Class II)
2010      767,800    10.18 to 10.36     7,944,554   0.85% to 1.10%      0.00%        45.23% to 45.60%
2009      772,256      7.01 to 7.12     5,488,421   0.85% to 1.10%      0.00%      -35.91% to -35.75%
2008      877,919    10.94 to 11.08     9,713,264   0.85% to 1.10%      0.16%          5.44% to 5.71%
2007      900,337    10.37 to 10.48     9,424,612   0.85% to 1.10%      0.00%          0.76% to 1.01%(5)
2006      897,690    10.29 to 10.37     9,304,238   0.85% to 1.10%      0.00%        20.26% to 20.56%
Comstock Portfolio (Class II)
2010   21,032,261    11.99 to 12.24   257,294,911   0.85% to 1.10%      1.64%        40.23% to 40.58%
2009   23,758,537      8.55 to 8.71   206,766,356   0.85% to 1.10%      2.47%      -34.69% to -34.53%
2008   23,500,551    13.09 to 13.30   312,387,623   0.85% to 1.10%      1.97%      -13.48% to -13.26%
2007   19,886,050    15.13 to 15.34   304,736,859   0.85% to 1.10%      1.25%        14.53% to 14.82%(5)
2006   15,477,003    13.21 to 13.36   206,564,506   0.85% to 1.10%      1.49%        11.07% to 11.35%
Growth and Income Portfolio (Class II)
2010   19,037,638    14.10 to 14.43   274,405,440   0.85% to 1.10%      1.30%        40.26% to 40.61%
2009   20,637,120    10.05 to 10.26   211,553,323   0.85% to 1.10%      2.22%      -33.49% to -33.32%
2008   19,029,493    15.12 to 15.39   292,566,735   0.85% to 1.10%      1.67%        -8.76% to -8.53%
2007   15,346,236    16.57 to 16.82   257,912,123   0.85% to 1.10%      1.60%        14.46% to 14.75%(5)
2006   11,082,648    14.47 to 14.66   162,309,479   0.85% to 1.10%      1.16%        15.84% to 16.13%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                       At April 30                              For the Year Ended April 30
       ------------------------------------------   ---------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment       Total Return
                       Lowest to       Net Assets       Lowest         Income           Lowest to
Year      Units        Highest ($)         ($)       to Highest(1)    Ratio(2)         Highest(3)
----   ----------   ---------------   -----------   --------------   ----------   ---------------------
Growth and Income Portfolio (Class VC)
2010   13,672,902    11.73 to 11.97   163,475,589   0.85% to 1.10%      0.92%       38.67% to 39.02%
2009   15,241,513      8.46 to 8.61   131,090,165   0.85% to 1.10%      1.82%     -37.35% to -37.19%
2008   16,144,393    13.50 to 13.71   221,105,034   0.85% to 1.10%      1.28%       -6.87% to -6.63%
2007   14,981,110    14.50 to 14.68   219,759,130   0.85% to 1.10%      1.25%       11.24% to 11.52%(5)
2006   12,021,179    13.03 to 13.16   158,138,427   0.85% to 1.10%      0.99%       15.44% to 15.73%
Mid Cap Value Portfolio (Class VC)
2010    7,674,773    12.83 to 13.09   100,348,573   0.85% to 1.10%      0.45%       43.62% to 43.99%
2009    8,811,469      8.93 to 9.09    80,026,356   0.85% to 1.10%      1.52%     -36.55% to -36.40%
2008   10,397,065    14.08 to 14.29   148,474,445   0.85% to 1.10%      0.46%     -16.11% to -15.90%
2007    9,734,214    16.78 to 16.99   165,297,895   0.85% to 1.10%      0.49%       17.11% to 17.40%(5)
2006    9,053,782    14.33 to 14.48   130,969,116   0.85% to 1.10%      0.45%       17.07% to 17.36%
Asset Allocation Fund (Class 2)
2010   22,456,212    15.36 to 15.64   350,977,590   0.85% to 1.10%      2.21%       25.69% to 26.00%
2009   24,735,961    12.22 to 12.41   306,848,165   0.85% to 1.10%      2.94%     -26.24% to -26.06%
2008   23,973,019    16.57 to 16.79   402,208,968   0.85% to 1.10%      2.19%       -3.24% to -3.00%
2007   18,214,301    17.12 to 17.31   315,024,276   0.85% to 1.10%      2.14%        9.94% to 10.21%(5)
2006   14,036,387    15.57 to 15.70   220,278,752   0.85% to 1.10%      2.12%       18.81% to 19.11%
Global Growth Fund (Class 2)
2010   14,487,215    21.76 to 22.16   320,908,146   0.85% to 1.10%      1.29%       37.68% to 38.03%
2009   15,826,565    15.81 to 16.06   254,008,177   0.85% to 1.10%      2.18%     -34.28% to -34.12%
2008   15,374,374    24.05 to 24.37   374,542,455   0.85% to 1.10%      2.58%         1.92% to 2.17%
2007   12,313,486    23.60 to 23.86   293,600,783   0.85% to 1.10%      0.68%       15.39% to 15.68%(5)
2006    8,283,239    20.45 to 20.62   170,740,819   0.85% to 1.10%      0.50%       29.43% to 29.75%
Growth Fund (Class 2)
2010   13,360,013    18.64 to 18.99   253,434,644   0.85% to 1.10%      0.60%       38.39% to 38.74%
2009   14,743,935    13.47 to 13.68   201,612,748   0.85% to 1.10%      0.99%     -37.78% to -37.62%
2008   14,604,346    21.64 to 21.94   320,152,992   0.85% to 1.10%      0.78%        -0.02% to 0.23%
2007   13,104,310    21.65 to 21.89   286,621,960   0.85% to 1.10%      0.78%         8.79% to 9.06%(5)
2006   10,582,406    19.90 to 20.07   212,253,365   0.85% to 1.10%      0.63%       26.41% to 26.72%
Growth-Income Fund (Class 2)
2010   27,563,259    16.14 to 16.45   453,154,537   0.85% to 1.10%      1.48%       33.77% to 34.10%
2009   30,081,713    12.06 to 12.27   368,806,501   0.85% to 1.10%      2.05%     -34.25% to -34.09%
2008   30,286,402    18.35 to 18.61   563,331,161   0.85% to 1.10%      1.55%       -5.45% to -5.21%
2007   25,584,037    19.40 to 19.64   502,013,296   0.85% to 1.10%      1.51%       13.27% to 13.55%(5)
2006   19,874,104    17.13 to 17.29   343,442,627   0.85% to 1.10%      1.28%       15.53% to 15.81%
Franklin Income Securities Fund (Class 2)
2010    1,239,046     9.98 to 10.02    12,413,390   0.85% to 1.10%      6.78%       36.32% to 36.66%
2009    1,082,357      7.32 to 7.33     7,934,838   0.85% to 1.10%      1.46%     -27.67% to -27.59%
2008       64,002             10.12       647,972   0.85% to 1.10%      0.00%      1.22%(8) to 1.24%(8)
2007           --                --            --              --         --                     --
2006           --                --            --              --         --                     --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                               For the Year Ended April 30
       -----------------------------------------   -----------------------------------------------------
                   Unit Fair Value                  Expense Ratio   Investment         Total Return
                      Lowest to       Net Assets       Lowest         Income            Lowest to
Year     Units        Highest ($)         ($)       to Highest(1)    Ratio(2)           Highest(3)
----   ---------   ---------------    ----------   --------------   ----------   -----------------------
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)
2010   2,744,267     8.91 to 8.96     24,582,687   0.85% to 1.10%      2.39%         34.35% to 34.69%
2009   2,716,589     6.63 to 6.65     18,067,282   0.85% to 1.10%      3.55%       -33.46% to -33.29%
2008      83,158             9.97        829,091   0.85% to 1.10%      0.00%     -0.31%(8)  to -0.30%(8)
2007          --               --             --              --         --                       --
2006          --               --             --              --         --                       --


(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(4) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(5) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(6)  For the period from May 1, 2006 (inception) to April 30, 2007.

(7)  For the period from August 28, 2006 (inception) to April 30, 2007.

(8)  For the period from February 4, 2008 (inception) to April 30, 2008.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements of Variable Annuity Account Seven are included herein:
     -   Report of Independent Registered Public Accounting Firm
     -   Statement of Assets and Liabilities as of April 30, 2010
     -   Schedule of Portfolio Investments as of April 30, 2010
     -   Statement of Operations for the year ended April 30, 2010
     - Statement of Changes in Net Assets for the years ended April 30, 2010 and 2009
     -   Notes to Financial Statements

The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are incorporated by reference to Form N-4, Post-Effective Amendment No. 36 under the Securities Act of 1933 and Amendment No. 38 under the Investment Company Act of 1940, File Nos. 333-65965 and 811-09003, filed on April 30, 2010, Accession No. 0000950123-10-041908:
     -   Report of Independent Registered Public Accounting Firm
     -   Consolidated Balance Sheet as of December 31, 2009 and 2008
     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2009, 2008 and 2007
     - Consolidated Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007
     -   Notes to Consolidated Financial Statements

The following statutory financial statements of American Home Assurance Company are incorporated by reference in Part B of this Registration Statement to Form N-4, Post-Effective Amendment No. 36 under the Securities Act of 1933 and Amendment No. 38 under the Investment Company Act of 1940, File Nos. 333-65965 and 811-09003, filed on April 30, 2010, Accession No. 0000950123-10-041908:
     -   Report of Independent Auditors
     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2009 and 2008
     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2009, 2008 and 2007
     - Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007
     -   Notes to Statutory Basis Financial Statements

(b)  Exhibits

(1)   Resolutions Establishing Separate Account..................................    2
(2)   Custody Agreements.........................................................    Not Applicable
(3)   (a)  Form of Distribution Contract.........................................    1
      (b)  Form of Selling Agreement.............................................    1
(4)   (a)  Polaris II A-Class/ Polaris II Asset Manager
           (1) Group Annuity Certificate.........................................    3
           (2) Individual Annuity Contract.......................................    3
           (3) Group Annuity Certificate Endorsement.............................    6
           (4) Individual Annuity Contract Endorsement...........................    6
           (5) Death Benefit Endorsement.........................................    8
      (b)  Polaris II A-Class Platinum Series
           (1) Annuity Contract..................................................    11
           (2) Return of Purchase Payment Death Benefit Endorsement..............    11
           (3) Purchase Payment Accumulation Death Benefit Endorsement...........    11
           (4) Maximum Anniversary Value Death Benefit Endorsement...............    11
           (5) Rights of Accumulation Endorsement................................    11
           (6) Letter of Intent Endorsement......................................    11
           (7) Guaranteed Minimum Withdrawal Benefit Endorsement.................    11
(5)   Application for Contract...................................................    1
      (a)  Polaris II A-Class/Polaris II Asset Manager/Polaris II A-Class
           Platinum Series
           (1) Participant Enrollment Form.......................................    1
           (2) Deferred Annuity Application......................................    1
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation........................    17
      (b)  Article of Amendment to the Amended and Restated Articles of
           Incorporation.........................................................    17
      (c)  Amended and Restated Bylaws...........................................    17
(7)   Reinsurance Contract.......................................................    13
(8)   Material Contracts.........................................................    1

      (a)  Form of Anchor Series Trust Fund Participation Agreement..............    1
      (b)  Form of SunAmerica Series Trust Fund Participation Agreement..........    1
      (c)  Form of American Funds Insurance Series Fund Participation Agreement..    4
      (d)  Form of Franklin Templeton Variable Insurance Products Trust Fund
           Participation Agreement...............................................    14
      (e)  Form of Lord Abbett Life Investment Trust Fund Participation
           Agreement.............................................................    7
      (f)  Form of Van Kampen Life Investment Trust Fund Participation
           Agreement.............................................................    5
      (g)  AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund
           Participation Agreement...............................................    18
(9)   (a)  Opinion of Counsel and Consent of Depositor...........................    3
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company.......................................    10
(10)  Consent of Independent Registered Public Accounting Firm...................    Filed Herewith
(11)  Financial Statements Omitted from Item 23..................................    Not Applicable
(12)  Initial Capitalization Agreement...........................................    Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly Controlled
           By or Under Common Control with SunAmerica Annuity and Life Assurance
           Company, the Depositor of Registrant..................................    18
      (b)  Power of Attorney
           (1) SunAmerica Annuity and Life Assurance Company Directors...........    16
           (2) American Home Assurance Company Directors.........................    15
      (c)  Support Agreement of American International Group, Inc. ..............    9
      (d)  General Guarantee Agreement by American Home Assurance Company........    9
      (e)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on November 24, 2006..........................................    12



--------

 1 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   25473 and 811-03589, filed on April 18, 1997, Accession No. 0000950148-97-
   000989.

 2 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   65965 and 811-09003, filed on October 21, 1998, Accession No. 0000950148-98-
   002332.

 3 Incorporated by reference to Pre-Effective Amendment No. 2 and Amendment No.
   2, File Nos. 333-65965 and 811-09003, filed on August 27, 1999, Accession No. 0000950148-99-001968.

 4 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   3, File Nos. 333-65965 and 811-09003, filed on October 8, 1999, Accession No. 0000950148-99-002190.

 5 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   2, File Nos. 333-66114 and 811-03589, filed on October 25, 2001, Accession No. 0000950148-01-502065.

 6 Incorporated by reference to Post-Effective Amendment No. 13 and Amendment
   No. 15, File Nos. 333-65965 and 811-09003, filed on April 9, 2002, Accession No. 0000950148-02-000961.

 7 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-91860 and 811-03589, filed on October 28, 2002, Accession No. 0000898430-02-003844.

 8 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
   No. 19, File Nos. 333-65965 and 811-09003, filed on April 16, 2004, Accession No. 0000950148-04-000753.

 9 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
   No. 22, File Nos. 333-65965 and 811-09003, filed on August 29, 2005,
   Accession No. 0000950129-05-008801.

10 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment
   No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
   Accession No. 0000950134-05-019473.

11 Incorporated by reference to Post-Effective Amendment No. 26 and Amendment
   No. 28, File Nos. 333-65965 and 811-09003, filed on May 1, 2006, Accession No. 0000950129-06-004649.

12 Incorporated by reference to Post-Effective Amendment No. 29 and Amendment
   No. 31, File Nos. 333-65965 and 811-09003, filed on December 12, 2006,
   Accession No. 0000950124-06-007495.

13 Incorporated by reference to Post-Effective Amendment No. 30 and Amendment
   No. 32, File Nos. 333-65965 and 811-09003, filed on April 30, 2007, Accession No. 0000950124-07-002490.

14 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment
   No. 11, File Nos. 333-137882 and 811-09003, filed on April 29, 2008,
   Accession No. 0000950134-08-007757.

15 Incorporated by reference to Post-Effective Amendment No. 32 and Amendment
   No. 34, File Nos. 333-65965 and 811-09003, filed on April 30, 2008, Accession No. 0000950148-08-000121.

16 Incorporated by reference to Pre-Effective Amendment No. 1 and No. 1, File
   Nos. 333-157199 and 811-03859, filed on April 27, 2009, Accession No.
   0000950148-09-000059.

17 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No.
   9, File Nos. 333-137866 and 811-07727, filed on July 21, 2009, Accession No. 0000950123-09-023939.


18 Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No.
   8, File Nos. 333-157199 and 811-03859, filed on August 25, 2010, Accession No. 0000950123-10-080861.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of SunAmerica Annuity and Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                             POSITION
----                             --------
Jay S. Wintrob                   Director, Chief Executive Officer
Jana W. Greer(1)                 Director and President
Michael J. Akers(2)              Director and Senior Vice President
N. Scott Gillis(1)               Director, Senior Vice President and Chief
                                 Financial Officer
Roger E. Hahn(2)                 Director
Edwin R. Raquel(1)               Senior Vice President and Chief Actuary
Christine A. Nixon               Senior Vice President and Secretary
Stewart R. Polakov(1)            Senior Vice President and Controller
Mallary L. Reznik                Senior Vice President, General Counsel and Chief
                                 Compliance Officer (Rule 38A-1)
Timothy W. Still(1)              Senior Vice President
Edward T. Texeria(1)             Senior Vice President and Chief Accounting Officer
Gavin D. Friedman                Vice President and Deputy General Counsel
William T. Devanney, Jr.(1)      Vice President
Rodney A. Haviland(1)            Vice President
Stephen J. Stone(1)              Vice President
Monica F. Suryapranata(1)        Vice President and Variable Annuity Product
                                 Controller
Manda Ghaferi                    Assistant Vice President
Virginia N. Puzon                Assistant Secretary


--------

  (1)  21650 Oxnard Street, Woodland Hills, CA 91367

  (2)  2929 Allen Parkway, Houston, TX 77019


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of SunAmerica Annuity and Life Assurance Company ("Depositor"). Depositor is a subsidiary of American International Group, Inc. For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-10-001465, filed on February 26, 2010.

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of August 1, 2010, the number of Polaris II A-Class, Polaris II Asset Manager and Polaris II A-Class Platinum Series contracts funded by Variable Annuity Account Seven was 24,013 of which 6,629 were qualified contracts and 17,384 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SunAmerica Annuity and Life Assurance Company

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's Bylaws ("Bylaws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the

Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the Bylaws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    SunAmerica Annuity and Life Assurance Company -- Variable Separate Account SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account One
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Two
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Four
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Five
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Nine
    First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine Anchor Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Focused Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:

OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Stephen A. Maginn(1)        Director, Chief Distribution Officer
Frank Curran                Controller
Joseph D. Neary             Chief Compliance Officer
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary


--------

  * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

  (1)  Principal business address is 21650 Oxnard Street, Woodland Hills, CA
       91367.

  (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
-----------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period") , filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Seven certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the City of Los Angeles, and State of California, on this 13th day of August, 2010.


                                        VARIABLE ANNUITY ACCOUNT SEVEN
                                        (Registrant)

                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                            JAY S. WINTROB, CHIEF EXECUTIVE
                                                           OFFICER

                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY
                                            (Depositor)

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                            JAY S. WINTROB, CHIEF EXECUTIVE
                                                           OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

*JAY S. WINTROB                   Chief Executive Officer & Director      August 13, 2010
-----------------------------       (Principal Executive Officer)
JAY S. WINTROB


*MICHAEL J. AKERS                  Senior Vice President & Director       August 13, 2010
-----------------------------
MICHAEL J. AKERS


*N. SCOTT GILLIS                        Senior Vice President,            August 13, 2010
-----------------------------     Chief Financial Officer & Director
N. SCOTT GILLIS                     (Principal Financial Officer)


*JANA W. GREER                           President & Director             August 13, 2010
-----------------------------
JANA W. GREER


*STEWART R. POLAKOV               Senior Vice President & Controller      August 13, 2010
-----------------------------       (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MALLARY L. REZNIK                      Attorney-in-Fact               August 13, 2010
-----------------------------
*MALLARY L. REZNIK

American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and State of New York, on the 12th day of August, 2010.


                                        By: AMERICAN HOME ASSURANCE COMPANY

                                        By:       /s/ ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK

                                            CHIEF FINANCIAL OFFICER AND SENIOR
                                            VICE PRESIDENT


This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

KRISTIAN PHILIP MOOR*                   Director and Chairman             August 12, 2010
-----------------------------
KRISTIAN PHILIP MOOR


JOHN QUINLAN DOYLE*                    Director, President and            August 12, 2010
-----------------------------          Chief Executive Officer
JOHN QUINLAN DOYLE


ROBERT S. SCHIMEK*                Director, Chief Financial Officer       August 12, 2010
-----------------------------                    and
ROBERT S. SCHIMEK                       Senior Vice President


                                               Director
-----------------------------
PETER JAMES EASTWOOD


DAVID NEIL FIELDS*                             Director                   August 12, 2010
-----------------------------
DAVID NEIL FIELDS


DAVID LAWRENCE HERZOG*                         Director                   August 12, 2010
-----------------------------
DAVID LAWRENCE HERZOG


                                               Director
-----------------------------
LOUIS PHILIP IGLESIAS


ROBERT EDWARD LEWIS*                           Director                   August 12, 2010
-----------------------------
ROBERT EDWARD LEWIS


                                               Director
-----------------------------
MONIKA MARIA MACHON


                                               Director
-----------------------------
CHRISTOPHER LOUIS SPARRO


NICHOLAS SHAW TYLER*                           Director                   August 12, 2010
-----------------------------
NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH*                        Director                   August 12, 2010
-----------------------------
NICHOLAS CHARLES WALSH


MARK TIMOTHY WILLIS*                           Director                   August 12, 2010
-----------------------------
MARK TIMOTHY WILLIS


By:  /s/ ROBERT S. SCHIMEK                 Attorney-in-Fact               August 12, 2010
     ------------------------
     *ROBERT S. SCHIMEK

                                  EXHIBIT INDEX

EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    (10)        Consent of Independent Registered Public Accounting Firm